UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                      Securities and Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[_] Definitive Proxy Statement

[_] Definitive Additional materials   [_] Soliciting Material Pursuant to
    (S)240.14a-11(c) or (S)240.14a-12

                          Discovery Laboratories, Inc.
                          ----------------------------
                (Name of Registrant as Specified In Its Charter)

(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      [_] No fee required.

      [X] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

------------------------------------------------------------------------------------------------
                                     Number of  Per Share Merger  Proposed Maximum   Amount of
   Title of Securities                Shares      Consideration    Aggregate Value  Filing Fee
------------------------------------------------------------------------------------------------
Common Stock,  $0.001 par value       985,320         $4.50          $4,433,940       $887(A)
------------------------------------------------------------------------------------------------

      [_] Fee paid previously with preliminary materials.

      [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing. 1) Amount Previously Paid:

      2) Form, Schedule or Registration Statement No.:

      3) Filing Party:

      4) Date Filed:

(A) Filed with the Securities and Exchange Commission pending payment of the filing fee.

                          DISCOVERY LABORATORIES, INC.
                         509 MADISON AVENUE, 14TH FLOOR
                            NEW YORK, NEW YORK 10022
                                 (212) 223-9504

                           NOTICE OF ANNUAL MEETING OF
                       STOCKHOLDERS TO BE HELD ____, 1998

TO ALL HOLDERS OF SHARES OF COMMON STOCK AND SERIES B CONVERTIBLE PREFERRED
STOCK:

NOTICE IS HEREBY GIVEN that an annual meeting of stockholders (the "1998 Annual Meeting") of DISCOVERY LABORATORIES, INC., a Delaware corporation, ("Discovery"), will be held at 10:00 a.m. on ______, 1998 for the following purposes:

      1. To approve a proposal to merge a newly formed subsidiary of Discovery with and into Acute Therapeutics, Inc. ("ATI"), a majority owned subsidiary of Discovery, and to issue shares of Discovery's Common Stock, par value $0.001 per share, to holders of ATI's Common Stock, par value $0.001 per share ("ATI Common Stock"), and to assume certain outstanding options for the purchase of ATI Common Stock in connection therewith.

      2. To elect ten directors to serve until the next annual meeting and until each such director's successor is elected and qualified.

      3.    To approve Discovery's 1998 Stock Incentive Plan.

      4. To transact such other business as may properly come before the meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Management presently knows of no other business to be presented at the 1998 Annual Meeting. If any other matters come before the 1998 Annual Meeting, the persons named in the enclosed proxy will vote in accordance with their judgment in such matters.

The Board of Directors has fixed ______, 1998 as the record date for the 1998 Annual Meeting (the "Record Date"). Only those stockholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the 1998 Annual Meeting or any postponements or adjournments thereof. A complete list of stockholders entitled to vote at the 1998 Annual Meeting will be open to the examination of any stockholder, for any purpose germane to the 1998 Annual Meeting, during ordinary business hours, for a period of at least ten days prior to the 1998 Annual Meeting at the principal executive offices of Discovery listed above.

The enclosed proxy is solicited by the Board of Directors of Discovery. Reference is made to the accompanying Proxy Statement for further information with respect to the business to be transacted at the 1998 Annual Meeting. To ensure that your vote is counted, please complete, date and sign the enclosed proxy and return it promptly in the enclosed envelope, whether or not you plan to attend the 1998 Annual Meeting in person. A self-addressed, postage paid envelope is enclosed for your convenience. If you do attend the Meeting, you may then withdraw your proxy and vote your shares in person. In any event, you may revoke your proxy prior to its exercise. Shares represented by proxies which are returned properly signed but unmarked will be voted in favor of all proposals.

                                    By Order of the Board of Directors,


                                    /s/ Evan Myrianthopoulos

                                    Evan Myrianthopoulos
                                    Secretary
April 8, 1998

New York, New York

                             YOUR VOTE IS IMPORTANT.

PLEASE FILL IN, DATE AND SIGN THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING. NO POSTAGE IS NECESSARY IF THE ENVELOPE IS MAILED IN THE UNITED STATES.

                          DISCOVERY LABORATORIES, INC.
                         509 Madison Avenue, 14th Floor
                            New York, New York 10022
                            Telephone: (212) 223-9504

                                 PROXY STATEMENT

                               GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Discovery Laboratories, Inc. ("Discovery" and, together with Acute Therapeutics, Inc. ("ATI"), a majority owned subsidiary of Discovery, the "Company") of proxies to be voted at Discovery's Annual Meeting of Stockholders and at any adjournments thereof (the "1998 Annual Meeting"), which is scheduled to be held on _____, 1998 at 10:00 a.m. at 509 Madison Avenue, 14th Floor, New York, New York 10022 for the purposes set forth in the accompanying notice of meeting. It is expected that this Proxy Statement, the foregoing notice and the enclosed proxy card will first be mailed to stockholders entitled to vote on or about ______, 1998. Sending a signed proxy will not affect a stockholder's right to attend the 1998 Annual Meeting and vote in person since the proxy is revocable. Any stockholder giving a proxy has the power to revoke it by, among other methods, giving written notice to the Secretary of the Company at any time before the proxy is exercised by delivering a duly executed proxy bearing a later date or by attending the 1998 Annual Meeting and voting in person.

When your proxy card is returned properly signed, the shares represented will be voted in accordance with your directions. The Board of Directors of Discovery knows of no matters that are likely to be brought before the 1998 Annual Meeting other than the matters specifically referred to in the notice of the 1998 Annual Meeting. If any other matters properly come before the 1998 Annual Meeting, however, the persons named in the enclosed proxy, or their duly appointed substitutes acting at the 1998 Annual Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment in such matters. In the absence of instructions, the shares represented at the 1998 Annual Meeting by the enclosed proxy will be voted "FOR" the merger (the "Merger") of ATI Acquisition Corp., a wholly-owned subsidiary of Discovery ("Acquisition Sub"), with and into ATI and the issuance of approximately 1,004,870 shares of Discovery Common Stock, par value $0.001 per share ("Discovery Common Stock") and the assumption of options to purchase (following such assumption) approximately 424,235 shares of Discovery Common Stock in connection therewith; "FOR" the election of Steve H. Kanzer, Robert J. Capetola, Milton Packer, Marvin Rosenthale, David Naveh, Max Link, Mark Rogers, Richard Power, Richard Sperber and Herbert McDade to the Board of Directors of Discovery (or, in the event the Merger is not consummated, "FOR" the election of Steve H. Kanzer, James S. Kuo, Evan Myrianthopoulos, Mark Rogers, Herbert McDade, Max Link, David Naveh, Juerg Geigy, Richard Sperber and Robert J. Capetola to the Board of Directors of Discovery); and "FOR" the adoption of Discovery's 1998 Stock Incentive Plan.

Stockholders of ATI who object to the Merger may, under certain circumstances and by following prescribed statutory procedures, exercise appraisal rights to receive cash for their shares.

The date of this Proxy Statement is _____, 1998.

                           FORWARD-LOOKING STATEMENTS

When used in this Proxy Statement, the words "estimate," "project," "intend," "forecast," "anticipate" and similar expressions are intended to identify forward-looking statements. In addition, certain other statements set forth in this Proxy Statement, including, without limitation, statements concerning the Company's research and development programs, the possibility of submitting regulatory filings for the Company's products under development, the seeking of joint development or licensing arrangements with pharmaceutical companies or others, the research and development of particular compounds and technologies for particular indications and the period of time for which the Company's existing resources will enable the Company to fund its operations and to meet the continuing listing requirements for the quotation of its securities on the Nasdaq SmallCap Market and the possibility of contracting with other parties additional licenses to develop, manufacture and market commercially viable products, are forward-looking and based upon the Company's current belief as to the outcome, occurrence and timing of future events or current expectations and plans. All such statements involve significant risks and uncertainties. Many important factors affect the Company's ability to achieve the stated outcomes and to successfully develop and commercialize its product candidates, including, among other things, the ability to obtain substantial additional funds, obtain and maintain all necessary patents or licenses, to demonstrate the safety and efficacy of product candidates at each stage of development, to meet applicable regulatory standards and receive required regulatory approvals, to meet obligations and required milestones under its license agreements, to be capable of producing drug candidates in commercial quantities at reasonable costs, to compete successfully against other products and to market products in a profitable manner. Although the Company believes that its assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate and, therefore, there also can be no assurance that these statements included in the Proxy Statement will prove to be accurate. In light of the significant uncertainties inherent in these statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the objectives and plans of the Company will be achieved; in fact, actual results could differ materially from those contemplated by such forward-looking statements. The Company does not undertake any obligation to publicly release any revisions to these forward-looking statements or to reflect the occurrence of unanticipated events.

                                TABLE OF CONTENTS

                                                                  Page

Summary .......................................................     1
      Effective Time of the Merger.............................     1
      Manner and Basis of Converting Shares....................     1
      Exchange of Certificates.................................     1
      Treatment of Options.....................................     2
      Management after the Merger..............................     2
      Conditions to the Merger.................................     2
      Accounting Treatment of the Merger.......................     3
      Employment Agreements....................................     3

Recent Events..................................................     4
      Management Agreement.....................................     4
      1997 Merger..............................................     4

Selected Historical and Pro Forma Information..................     5

Price Range Of Discovery Common Stock..........................     7

The Annual Meeting.............................................     8
      Purpose of the Annual Meeting............................     8
      Voting Rights............................................     8
      Solicitation of Proxies..................................     9

Description of the Merger......................................     10
      General..................................................     10
      Background to the Merger.................................     10
      Management Agreement.....................................     11
      Interests of Certain Persons in the Merger...............     12
      Discovery's Reasons For The Merger.......................     13
      ATI's Reasons For The Merger.............................     14

Terms of the Merger............................................     15
      Effective Time of the Merger.............................     15
      Manner and Basis of Converting Shares....................     16
      Exchange of Certificates.................................     16
      Treatment of Options.....................................     17
      Conduct of Business Prior to the Merger..................     17
      Conditions to the Merger.................................     19
      Termination or Amendment of the Merger Agreement.........     20
      Accounting Treatment of the Merger.......................     20
      Certain Federal Income Tax Consequences..................     20

      Management after the Merger..............................     22
      Restrictions on Sale of Discovery Common Stock...........     24
      Governmental and Regulatory Approvals....................     24
      Merger Expenses..........................................     24
      Appraisal Rights.........................................     25
      Employment Agreements....................................     25

Unaudited Pro Forma Condensed Consolidated Financial Statements     27

Notes to Unaudited Pro Forma Condensed Financial Statements....     30

Management's Discussion and Analysis of Financial Condition
  and Plan of Operations of Discovery and ATI..................     31
      Plan of Operations.......................................     31
      Liquidity................................................     32

Comparative Per Share Data.....................................     32

Information Concerning Discovery and ATI.......................     32
      General..................................................     32
      Ownership Structure of ATI...............................     33
      Products and Technologies Under Development..............     33
         SuperVent(TM).........................................     33
         Surfaxin(TM)..........................................     34
         ST-630................................................     35
      Other Technologies in Product Portfolio..................     36
         Apafant Injection.....................................     36
         AN10..................................................     36
      Licensing Arrangements; Patents and Proprietary Rights...     37
         CMHA License Agreement: SuperVent(TM)/Tyloxpol........     37
         J&J License Agreement: Surfaxin(TM)...................     37
         WARF License Agreement: ST-630........................     38
         Boehriger Ingelheim License: Apafant..................     38
         Bar-Ilan License: AN10................................     38
      Risk of Loss of Technology/Technological Uncertainty and
        Obsolescence...........................................     39
      Third Party Suppliers; Manufacturing and Marketing.......     40
      Competition..............................................     42
      Government Regulation....................................     43
      Employees................................................     44
      Legal Proceedings........................................     45
      Facilities...............................................     45

Election of Discovery Directors................................     45

      Director Compensation....................................     50

      Executive Compensation...................................     52
      Employment Agreements....................................     54

Adoption of 1998 Stock Option Plan.............................     54

      Discretionary Option Grant Program.......................     56
      Stock Issuance Program...................................     57
      Automatic Option Grant Program...........................     58
      General Provisions.......................................     59
      Federal Income Tax Consequences..........................     61
      Accounting Treatment.....................................     63
      New Plan Benefits........................................     63
      Stockholder Approval.....................................     63
      Relation to the Merger...................................     64

General and Other Matters......................................     64

Certain Relationships and Related Transactions.................     64

Security Ownership of Principal Stockholders and Management....     67
      Management...............................................     67
      Principal Stockholders...................................     69

Changes in and Disagreements with Accountants on Accounting and
   Financial Disclosure........................................     75

Section 16(a) Beneficial Ownership Reporting Compliance........     76

Description of Securities......................................     76
      Discovery Common Stock...................................     76
      Preferred Stock..........................................     77
      Discovery Series B Preferred Stock.......................     77
      Discovery Series C Preferred Stock.......................     79
      Placement Agent Warrants.................................     81
      Registration Rights......................................     82
      Transfer Agent...........................................     82
Proxy..........................................................     84

--------------------------------------------------------------------------------

                                     SUMMARY

The following is a brief summary of certain information concerning the Merger. This summary does not contain a complete statement of all material features of the Merger and is qualified in its entirety by the more detailed information appearing elsewhere in this Proxy Statement and in the Annexes hereto.

Effective Time of the Merger

The Merger will be effective when the certificate of merger relating thereto (the "Certificate of Merger") is filed with the Secretary of State of the State of Delaware in accordance with the Delaware General Corporation Law (the "DGCL") or at such other time as is mutually agreed upon by the parties to the Merger (the "Effective Time"). If approved by Discovery and ATI stockholders, the Merger is expected to be consummated as soon as practicable after the 1998 Annual Meeting. It is anticipated that, subject to the fulfillment or waiver of all conditions to the Merger, the Certificate of Merger will be filed on or about _______, 1998.

Manner and Basis of Converting Shares

As of the Effective Time, each issued and outstanding share of the Common Stock, par value $0.001 per share, of ATI (the "ATI Common Stock") as to which appraisal rights have not been perfected in accordance with Section 262 of the DGCL will be converted into 3.91 shares of Discovery Common Stock (the "Exchange Ratio"); the outstanding shares of the common stock of Acquisition Sub will be converted into shares of ATI Common Stock; and each issued and outstanding share of the Series B Preferred Stock, par value $0.001 per share, of ATI (the "ATI Series B Preferred Stock") will be converted into one share of the Series C Preferred Stock, par value $0.001 per share, of Discovery (the "Discovery Series C Preferred Stock"). Pursuant to an Agreement and Plan of Merger dated as of March 5, 1998, among Discovery, Acquisition Sub and ATI (the "Merger Agreement"), the present holders of outstanding shares of ATI Common Stock will be issued approximately 1,004,870 shares of Discovery Common Stock (representing approximately 13.2% of Discovery's outstanding voting securities on an as converted basis immediately following the Merger).

No fractional shares of Discovery Common Stock will be issued in connection with the Merger. In lieu of fractional shares, each holder of ATI Common Stock who would otherwise be entitled to a fractional share will receive cash equal to such fraction multiplied by the fair market value of the Discovery Common Stock determined based on the average of the last reported closing bid prices of the Discovery Common Stock over the 20 trading days preceding the closing of the Merger.

The financial terms of the Merger, including the Exchange Ratio, were negotiated at arm's length by representatives of Discovery and ATI.

Exchange of Certificates

As soon as practicable after the Effective Time, Discovery will mail or otherwise deliver to each ATI stockholder of record at the Effective Time a letter of transmittal with instructions to be

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

used by such stockholder in surrendering certificates that, prior to the Merger, represented shares of ATI Common Stock. The outstanding shares of ATI Series B Preferred Stock will be exchanged for shares of Discovery Series C Preferred Stock pursuant to an exchange agreement to be entered into by Discovery and the holder of the ATI Series B Preferred Stock.

Treatment of Options

Each outstanding option to purchase ATI Common Stock that is assumed by Discovery will become exercisable for a number of shares of Discovery Common Stock equal to the number of shares of ATI Common Stock for which such option was previously exercisable multiplied by the Exchange Ratio at a per share exercise price equal to the original exercise price divided by the Exchange Ratio.

Management after the Merger

It is a condition to the consummation of the Merger that the following persons be elected to the Board of Directors of Discovery at the 1998 Annual Meeting:
Steve H. Kanzer (who will be Chairman of the Board of Discovery), Max Link and Mark Rogers, each of whom is presently a director of both Discovery and ATI; Richard Sperber, Herbert McDade and David Naveh, each of whom is presently a director of Discovery; and Robert J. Capetola, Milton Packer, Marvin Rosenthale and Richard Power, each of whom is presently a director of ATI. All such directors will serve until their successors have been duly elected and qualified or otherwise as provided by law.

Upon consummation of the Merger, Dr. Capetola, who is currently the Chairman and Chief Executive Officer of ATI, will become the Chief Executive Officer of the Company. Other principal officers of the Company, who are also currently officers of ATI, will be Harry Brittain, Vice President of Pharmaceutical and Chemical Development; Laurence B. Katz, Vice President of Project Management and Clinical Administration; Chris Schaber, Vice President of Regulatory Affairs and Quality Control; Huei Tsai, Vice President of Biometrics; Thomas E. Wiswell, Vice President of Clinical Research; Lisa Mastroianni, Director of Clinical Research. Evan Myrianthopoulos, who is currently the Chief Operating Officer, Chief Financial Officer and Secretary of Discovery, will be the Vice President of Finance. The ATI management team is managing Discovery pending the closing of the Merger pursuant to an interim management agreement. See "Recent Events."

Conditions to the Merger

The Merger is subject to a number of conditions precedent in addition to the approval by the stockholders of Discovery and ATI of the Merger. Such additional conditions precedent include the execution of certain lock-up agreements by ATI stockholders and optionholders; the execution of employment agreements between Dr. Capetola and other key ATI executives, on the one hand, and Discovery, on the other; and appraisal rights not having been exercised by holders of more than 5% of the ATI Common Stock. At any time at or prior to the Effective Time, to the extent legally allowed, either of Discovery or ATI, without approval of the stockholders of such company, may waive compliance with any of the agreements or conditions contained in the Merger Agreement for the benefit of such company.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Accounting Treatment of the Merger

The Merger will be accounted for using the purchase method, whereby the purchase price will be allocated based on the fair value of the assets acquired and the liabilities assumed.

Employment Agreements

Upon consummation of the Merger, the members of ATI's management team (the "ATI Management Members") will enter into employment agreements with Discovery. Dr. Capetola will receive a $100,000 bonus upon execution of his employment agreement with Discovery (the "New Capetola Employment Agreement") and a $50,000 bonus upon the execution of each partnering or similar arrangement involving Surfaxin(TM) having a value in excess of $10 million. He will be entitled to an initial base salary of $236,250 per annum. The remaining ATI Management Members will hold positions with Discovery on terms, including compensation terms, that are substantially similar to the terms of their present employment with ATI. Upon consummation of the Merger, options to purchase, in the aggregate, 338,500 shares of Discovery Common Stock, which will be vested in full upon grant for Dr. Capetola and will vest in three equal annual installments for the remaining ATI Management Members, will be granted to the ATI Management Members pursuant to the foregoing employment agreements. The options will be exercisable at a price equal to the fair market value of the Discovery Common Stock on the date of the grant. These options are in addition to a grant of options to purchase, in the aggregate, 126,500 shares of Discovery Common Stock, to the ATI Management Members pursuant to the Management Agreement. See "Recent Events - Management Agreement."

The ATI Management Members will be entitled to the following aggregate milestone incentive payments (in each case in either cash or equity and allocated at the discretion of Discovery's compensation committee following receipt of a recommendation from Dr. Capetola): $150,000 upon the successful completion of Phase 2 studies of any portfolio compound; $500,000 upon the successful completion of Phase 3 studies of any portfolio compound; and $1,000,000 upon the receipt of marketing approval in the United States for any portfolio compound. Each of the foregoing milestone payments shall be payable no more than once. In addition, the ATI Management Members shall be entitled, in the aggregate, to receive options exercisable at a price equal to the fair market value of Discovery Common Stock at the Effective Time (i) for the purchase of 175,000 shares of Discovery Common Stock at such time as the market capitalization of Discovery (based on the average closing price and amount of Discovery Common Stock outstanding over a 30-trading-day period) exceeds $75 million and (ii) options for the purchase of 160,000 shares of Discovery Common Stock upon consummation of a corporate partnering transaction involving any portfolio compound having a total value of at least $20 million. The options will be exercisable at a price equal to the fair market value of the Discovery Common Stock on the date of the grant.

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                                       3

--------------------------------------------------------------------------------

                                  RECENT EVENTS

Management Agreement

Concurrently with the execution of the Merger Agreement on March 5, 1998, Discovery and ATI entered into a management agreement (the "Management Agreement") pursuant to which the ATI Management Members are managing both Discovery and ATI pending the closing of the Merger. In the event the Merger is not consummated on or prior to July 15, 1998 due to any breach by Discovery or its stockholders of their obligations under the Merger Agreement, Discovery shall pay to ATI on such date (or any earlier date of the abandonment of the transactions contemplated hereby) (the "Date of Termination") 50% of the salary expense attributable to the ATI Management Members from the date of execution of the Merger Agreement through the Date of Termination. Pursuant to the Management Agreement, the ATI Management Members have been granted options to purchase, in the aggregate, 126,500 shares of Discovery Common Stock. Such of the foregoing options as have been allocated to Dr. Capetola shall be fully vested upon the closing of the Merger and the remaining options shall vest in three equal installments on the first, second and third anniversaries of the Merger, provided that in the event the Merger is not consummated on or prior to July 15, 1998 due to the breach by Discovery or its stockholders of any of their obligations under the Merger Agreement, all of the options granted pursuant to the Management Agreement shall be immediately vested in full. The options will be exercisable at a price equal to the fair market value of Discovery Common Stock on the date of the grant.

1997 Merger

On November 25, 1997, Discovery (which, prior to such time, was named Ansan Pharmaceuticals, Inc.) and Discovery Laboratories, Inc., a former Delaware corporation ("Old Discovery"), effected a merger in which Discovery was the surviving corporation (the "1997 Merger"). Pursuant to the 1997 Merger, among other things, (i) the outstanding securities of Old Discovery were exchanged for securities of Discovery representing approximately 92% of the securities of Discovery outstanding at such time (exclusive of Discovery's Class A and Class B Warrants (the "Class A Warrants" and "Class B Warrants," respectively)), (ii) the name of Discovery was changed to Discovery Laboratories, Inc., (iii) the Board of Directors of Discovery was reconstituted to consist of the seven members of the Board of Directors of Old Discovery and three members of the Board of Directors of Discovery prior to the 1997 Merger, (iv) the management of Old Discovery succeeded to the management of Discovery, (v) the Company acquired the product portfolio of Old Discovery, which included the Company's SuperVent(TM), Surfaxin(TM) and products under development, (vi) certain of Discovery's products under development were transferred to Titan Pharmaceuticals, Inc. ("Titan"), which was a 32% stockholder of Discovery immediately prior to the 1997 Merger and (vii) Titan's interest in Discovery was surrendered for cancellation. Concurrently with the closing of the 1997 Merger, Discovery effected a 1-for-3 reverse split of the Discovery Common Stock, Class A Warrants and Class B Warrants (the "Reverse Split").

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                                       4

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                  SELECTED HISTORICAL AND PRO FORMA INFORMATION

The following selected historical financial information of the Company at December 31, 1997 and for the year ended December 31, 1997 has been derived from, and should be read in conjunction with, the Company's audited historical financial statements and the notes thereto and Management's Discussion and Analysis of Financial Condition and Plan of Operations included elsewhere in this Proxy Statement.

The selected pro forma condensed financial information has been derived from the unaudited pro forma consolidated condensed financial statements, which give effect to the Merger as a purchase, and should be read in conjunction with such pro forma statements and the notes thereto included elsewhere in this Proxy Statement. The unaudited pro forma condensed consolidated financial statements for the year ended December 31, 1997 have been partially derived from the historical consolidated financial statements for the year then ended.

The Merger will be accounted for using the purchase method of accounting. The unaudited pro forma condensed consolidated financial statements have been prepared on the basis of assumptions described in the notes thereto and include assumptions relating to the allocation of the consideration paid to the minority stockholders of ATI based on preliminary estimates of the fair value of such consideration. The actual allocation of such consideration may differ from that reflected in the unaudited pro forma condensed consolidated financial statements after final valuation procedures are completed following the closing of the Merger. The final allocations of the aggregate consideration for the Merger is not expected to differ materially from the preliminary allocations. In the opinion of the Company, all adjustments necessary to present fairly the unaudited pro forma condensed consolidated financial statements have been made based on the proposed terms and structure of the Merger.

Selected Historical Financial Information
(in thousands, except share and per share data)

                                                               Year Ended
                                                            December 31, 1997
Historical Consolidated Statement of Operations Data:

  Write-off of acquired research and development in process         $     3,663
  Research and development expenses                                       4,378
  General and administrative expenses                                     1,836
  Net loss                                                               (9,164)
  Net loss per share - basic and diluted                                  (3.42)
  Weighted average number of shares used in
  computing basic and diluted net loss per share                      2,678,803

                                                         As of December 31, 1997
Historical Consolidated Balance Sheet Data:

  Cash, cash equivalents and short-term investments                 $    11,254
  Working capital                                                        10,879
  Total assets                                                           11,655
  Total liabilities                                                         565
  Deficit accumulated during the development stage                      (12,656)
  Total stockholders' equity                                              8,813

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                                       5

--------------------------------------------------------------------------------

Selected Proforma Condensed Financial Information
(in thousands, except share and per share data)

                                                                                Year Ended December 31, 1997
                                                                                                             Proforma
                                                                                           Proforma         Reflecting
                                                                       Historical        Adjustments          Merger
Statement of Operations Data:

   Write-off of acquired research and development in-process          $    3,663          $    --          $    3,663
   Research and development expenses                                       4,378               --               4,378
   General and administrative expenses                                     1,836               --               1,836
   Net loss                                                               (9,164)              --              (9,164)
   Net loss per share - basic and diluted                                  (3.42)                               (2.49)
   Shares used in computing basic and diluted net loss per share       2,678,907                            3,683,777

                                                                                      December 31, 1997

                                                                                                             Proforma
                                                                                           Proforma         Reflecting
                                                                       Historical        Adjustments          Merger
Historical Consolidated Balance Sheet Data:

   Cash, cash equivalents and short-term investments                  $   11,254                           $   11,254
   Working capital                                                        10,879             (300)(1)          10,579
   Total assets                                                           11,655                               11,655
   Total liabilities                                                         565              300 (1)             865
   Deficit accumulated during the development stage                      (12,656)          (5,199)(2)         (17,855)
   Total stockholders' equity                                              8,813            1,739 (3)          10,552

(1) Reflects the estimated costs incurred to complete the Merger.

(2) Reflects the allocation of the estimated purchase price of approximately $5,199,000 to the historical balance sheet.

(3) Reflects the issuance of 1,004,870 shares of Discovery Common Stock to the ATI Common Stockholders pursuant to the Merger and Discovery Series C Preferred Stock to Johnson & Johnson Development Corporation ("J & J") in exchange for ATI Series B Preferred Stock.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      PRICE RANGE OF DISCOVERY COMMON STOCK

The Discovery Common Stock is traded on the Nasdaq SmallCap Market under the symbol "DSCO." In addition, the Company's units (consisting of Discovery Common Stock, Class A Warrants and Class B Warrants), Class A Warrants and Class B Warrants are approved for listing on the Nasdaq SmallCap Market. As of March 24, 1998, the number of stockholders of record of the Discovery Common Stock was approximately 105, and the number of beneficial owners of shares of the Discovery Common Stock held in street name was approximately 465. As of March 24, 1998, there were approximately 3,176,000 shares of Discovery Common Stock outstanding.

The following table sets forth the quarterly price ranges of the Discovery Common Stock for the periods indicated, as reported by Nasdaq. The following price ranges are adjusted for the Reverse Split.

                                                           Low           High
                                                           ---           ----

First Quarter 1996 .................................     $10.88         15.75
Second Quarter 1996 ................................      12.00         15.38
Third Quarter 1996 .................................       7.50         14.25
Fourth Quarter 1996 ................................       6.00          9.38


First Quarter 1997 .................................       6.38        $ 9.75
Second Quarter 1997 ................................       3.75          6.00
Third Quarter 1997 .................................       3.56          6.00
Fourth Quarter 1997 ................................       3.75         10.31

First Quarter 1998 (through March 24)                      3.94          9.00

The Company has not paid dividends on the Discovery Common Stock. It is anticipated that the Company will not pay dividends on the Discovery Common Stock in the foreseeable future.

On February 4, 1998, the day prior to the announcement of the Merger, the Discovery Common Stock traded at a high of $4.94 per share and a low of $4.81 per share.

--------------------------------------------------------------------------------

                               THE ANNUAL MEETING

Purpose of the Annual Meeting

At the 1998 Annual Meeting, Discovery stockholders will be asked to consider and act upon a proposal to approve the Merger of Acquisition Sub with and into ATI pursuant to the Merger Agreement. As a result of the Merger, (i) the outstanding shares of ATI Common Stock will be converted into approximately 1,004,870 shares of Discovery Common Stock, (ii) the outstanding shares of common stock of Acquisition Sub will be converted into shares of ATI Common Stock, (iii) the 2,039 outstanding shares of ATI Series B Preferred Stock will be converted into 2,039 shares of Discovery Series C Preferred Stock and (iv) the outstanding options to purchase shares of ATI Common Stock (other than such options as are to be cancelled in connection with the Merger) will be assumed by Discovery and will become exercisable for the purchase of 424,235 shares of Discovery Common Stock. The shares of Discovery Common Stock to be issued to ATI stockholders in connection with the Merger, together with the shares of Discovery Common Stock that will be issuable upon the exercise of options assumed by Discovery in the Merger, are expected to represent approximately 16% of the Discovery Common Stock on a fully-diluted basis immediately following the merger (exclusive of Discovery's Class A and Class B Warrants).

Discovery stockholders will also be asked to consider and vote upon the election of ten directors to the Board of Directors of Discovery and a proposal to approve the 1998 Discovery Laboratories, Inc. Stock Incentive Plan (the "1998 Stock Incentive Plan"). It is a condition to the Merger that the persons contemplated to be elected to the Board of Directors at the 1998 Annual Meeting by the Merger Agreement (the "Post-Merger Board") be so elected and that the 1998 Stock Incentive Plan be approved by the Discovery stockholders. Discovery stockholders will be asked to consider and vote upon the alternative election of ten directors to the Board of Directors of Discovery (the "Alternative Board") to serve in the event the Merger is not consummated.

Discovery expects that a representative of Richard A. Eisner & Company, LLP ("RAE"), the Company's independent auditors, will attend the 1998 Annual Meeting. Such representative will have the opportunity to make a statement, if he or she desires, and will be available to respond to appropriate questions from stockholders.

THE DISCOVERY BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE MERGER AGREEMENT; THE ELECTION OF EACH MEMBER OF THE POST-MERGER BOARD; THE APPROVAL OF THE 1998 STOCK INCENTIVE PLAN; AND THE ALTERNATIVE ELECTION OF EACH MEMBER OF THE ALTERNATIVE BOARD.

Voting Rights

Holders of record of Discovery Common Stock and Series B Convertible Preferred Stock, stated value $10.00 per share, of Discovery (the "Discovery Series B Preferred Stock") as of the close of business on __, 1998, the record date fixed by the Board of Directors of the Company for the determination of stockholders entitled to notice of and to vote at the 1998 Annual Meeting (the "Record Date"), will be entitled to notice of and to vote at the 1998 Annual Meeting and at any adjournments thereof. As of the Record Date, there were 3,175,955 shares of Discovery Common Stock and 2,200,256 shares of Discovery Series B Preferred Stock (on an as converted basis entitled to cast votes equivalent to 3,424,980 shares of Discovery Common Stock) outstanding. The holders of Discovery Common Stock and Discovery Series B Preferred Stock may vote on all matters presented at the 1998 Annual Meeting and will vote together as a class. Each outstanding share of Discovery Common Stock entitles the holder to one vote. Each outstanding share of Discovery Series B Preferred Stock entitles the holder to the number of votes equal to the number of shares of Discovery Common Stock issuable upon conversion of the Discovery Series B Preferred Stock as of the Record Date.

The presence, in person or by proxy, of the holders of at least a majority of the outstanding Discovery Common Stock and Discovery Series B Preferred Stock (on an as converted basis) entitled to vote is necessary to constitute a quorum for the taking of any action at the 1998 Annual Meeting. Abstentions with respect to the approval of the Merger and of any other proposals will be counted for the purpose of determining whether a quorum is present at the 1998 Annual Meeting and as votes cast, and will have the effect of a no vote. Broker non-votes with respect to all proposals will not be counted in determining the presence of a quorum and will not be considered as votes cast, and thus will have no effect on the results of any such vote. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

The affirmative vote of a majority of the Discovery Common Stock and Discovery Series B Preferred Stock on an as converted basis (collectively, on such basis, the "Voting Stock"), voting together as a class, is required to approve the Merger. Discovery directors will be elected by a plurality of the votes cast by holders of Voting Stock represented in person or by proxy at the 1998 Annual Meeting. The affirmative vote of a majority of the Voting Stock present in person or by proxy is required to approve the 1998 Stock Incentive Plan. It is not expected that any matters other than those set forth above will be brought before the 1998 Annual Meeting. However, if other matters are properly presented, the persons named in such proxy will have authority to vote in accordance with their judgment on any such matters, including without limitation, a proposal to adjourn the 1998 Annual Meeting. If a proxy is returned which specifies a vote against the Merger, such discretionary authority will not be used to adjourn the 1998 Annual Meeting in order to solicit additional votes in favor of the Merger.

Solicitation of Proxies

The expense of the proxy solicitation will be borne by Discovery. In addition to solicitation by mail, proxies may be solicited in person or by telephone or telecopy by officers or other regular employees of Discovery, without additional compensation. The Company is required to pay the reasonable expenses incurred by record holders of Discovery Common Stock and Discovery Series B Preferred Stock, who are brokers, dealers, banks or voting trustees, or other nominees, for mailing proxy material and annual stockholder reports to any beneficial owners of Discovery

Common Stock and Discovery Series B Preferred Stock they hold of record, upon request of such record holders.

                            DESCRIPTION OF THE MERGER

The following discussions summarize all material terms of the proposed Merger and related transactions but is not a complete statement of all provisions of the Merger Agreement and related agreements. Detailed terms of and conditions to the Merger and certain related transactions are contained in the Merger Agreement, a conformed copy of which is attached to this Proxy Statement as Annex A. Statements made in this Proxy Statement with respect to the terms of the Merger and such related transactions are qualified in their entirety by reference to the more detailed information set forth in the Merger Agreement.

General

At the Effective Time, Acquisition Sub will be merged with and into ATI, with ATI surviving as a wholly-owned subsidiary of Discovery. As a result of the Merger, the separate corporate existence of Acquisition Sub will cease and ATI will succeed to all the rights and be responsible for all the obligations of Acquisition Sub in accordance with the DGCL. Subject to the terms and conditions of the Merger Agreement, each share of ATI Common Stock outstanding immediately prior to the Effective Time will be converted into 3.91 shares of Discovery Common Stock. Cash will be paid in lieu of any fractional share of Discovery Common Stock.

The Merger will become effective upon the filing of the Certificate of Merger by the Secretary of State of the State of Delaware unless the Certificate of Merger provides for a later date of effectiveness (not to exceed 90 days after the date that the Certificate of Merger is so filed). The filing of the Certificate of Merger will occur as soon as practicable following the satisfaction or waiver of the conditions set forth in the Merger Agreement.

Background to the Merger

The Company has been engaged in pharmaceutical research and development activities since its inception. Consideration of the long-term financing objectives of the Company have led the Board of Directors of Discovery and the Board of Directors of ATI to believe that it is in the best interests of the respective stockholders of Discovery and ATI to consummate the Merger on the terms described herein.

On June 10, 1997, Dr. Capetola, the President and Chief Executive Officer of ATI, visited New York for a planning and strategy meeting with Messrs. Kanzer, Kuo and Myrianthopoulos, the Chairman of the Board, the President and the Chief Financial Officer of Discovery, respectively. During the meeting Mr. Kanzer suggested the possibility of ATI merging with Discovery, noting that such a transaction would reduce overhead, consolidate operations and resolve the chief executive officer succession issue at Discovery.

On June 13, 1997, Discovery presented ATI with a merger proposal.

At a regularly scheduled meeting on June 16, 1997, the Board of Directors of ATI were presented with Discovery's merger proposal. To evaluate the proposal, the Board of Directors of ATI created a merger evaluation committee comprised of the independent directors of ATI, Messrs. Packer, Rosenthale and Power (the "ATI Independent Committee").

After discussion among themselves and Dr. Capetola and after receiving advice from legal counsel of ATI on July 2, 1997 the ATI Independent Committee sent a letter to Dr. Capetola suggesting that the Discovery merger proposal was not in the best interests of the stockholders of ATI because it would not adequately recognize the equity interests of ATI stockholders and noting the Independent Committee's concern that the ATI Management would be diverted from its focus on ATI products under development.

On July 9, 1997, Dr. Capetola sent a letter to Dr. Kuo reporting the findings of the ATI Merger Evaluation Committee.

On August 7, 1997, Discovery sent Dr. Capetola a revised merger proposal letter.

On August 28, 1997 Dr. Capetola sent Dr. Kuo a counterproposal by ATI regarding the proposed merger transaction.

On September 3, 1997, Discovery sent ATI a further counterproposal regarding the proposed merger transaction. Over the following days, numerous discussions ensued regarding the merger proposal and it was ultimately determined that merger discussions would be terminated.

On or about December 13, 1997, merger discussions were reopened between Dr. Capetola and Mr. Kanzer.

On December 16, 1997, Dr. Capetola sent Mr. Kanzer a proposed post-merger capitalization structure for Discovery.

On December 17, 1997, a meeting was held in New York among Dr. Capetola, Mr. Kanzer, Mr. Myrianthopoulos and Dr. Lindsay Rosenwald, the President of PCAM, at which the terms of the proposed merger were discussed and further revised.

Over the next several weeks a letter of intent with respect to the proposed merger was negotiated by Dr. Capetola and Messrs. Kanzer, Kuo and Myrianthopoulos with the assistance of legal counsel to each company. On January 30, 1998, the merger letter of intent was approved by the Board of Directors of ATI.

On February 4, 1998, the Board of Directors of Discovery ratified the Merger Letter of Intent and the Merger Letter of Intent was executed by Discovery and ATI.

Management Agreement

Concurrently with the execution of the Merger Agreement on March 5, 1998, Discovery and ATI entered into the Management Agreement, pursuant to which the ATI Management Members are currently managing both Discovery and ATI pending the closing of the Merger. In the event the Merger is not consummated on or prior to July 15, 1998 due to any breach by Discovery or its stockholders of their obligations under the Merger Agreement, Discovery shall pay to ATI on the Date of Termination 50% of the salary expense attributable to the ATI Management Members from the date of execution of the Merger Agreement through the Date of Termination. Pursuant to the Management Agreement, the ATI Management Members have been granted options to purchase, in the aggregate, 126,500 shares of Discovery Common Stock. Such of the foregoing options as have been allocated to Dr. Capetola shall be fully vested upon the closing of the Merger and the remaining options shall vest in three equal installments on the first, second and third anniversaries of the Merger, provided that in the event the Merger is not consummated on or prior to July 15, 1998 due to the breach by Discovery or its stockholders of any of their obligations under the Merger Agreement, all of the options granted pursuant to the Management Agreement shall be immediately vested in full.

Interests of Certain Persons in the Merger

In considering the recommendations of the Discovery Board with respect to the Merger, stockholders of Discovery should be aware that certain officers and directors of Discovery and ATI have interests in the Merger in addition to those of stockholders generally, as described below. The Discovery Board was aware of these interests and considered them in their deliberations concerning the Merger.

Should the Merger be approved by the stockholders of Discovery and ATI, the ATI Management Members will assume positions with Discovery corresponding to the positions currently held by them at ATI. Each ATI Management Member is currently serving as an acting officer of Discovery pursuant to the Management Agreement. Pursuant to the Management Agreement, each ATI Management Member is entitled to be indemnified by Discovery in connection with his or her service as an acting officer of Discovery to the same extent as Discovery's current officers and directors. Similarly, in the event the Merger is consummated, the ATI Management Members will be entitled to such indemnification as officers (and, in the case of Dr. Capetola, a director) of Discovery.

At the Effective Time, each ATI Management Member, including Dr. Capetola, who is a member of the ATI Board, will enter into an employment contract with Discovery providing for cash compensation, a substantial award of options to purchase Discovery Common Stock, options for the purchase of additional shares of Discovery Common Stock contingent upon the achievement by Discovery of certain corporate milestones and other incentive-based compensation arrangements. See "Terms of the Merger --Employment Agreements".

Steve H. Kanzer, C.P.A. Esq., James S. Kuo, M.D., Max Link, Ph.D. and Mark C. Rogers, M.D., who are directors of Discovery, also are directors of ATI. Such individuals did not participate in the vote of the Boards of Directors of Discovery and ATI approving the Merger.

Except as noted above, no officer or director of Discovery or ATI has any interest in the Merger that is in addition to his interest as a stockholder of Discovery or ATI.

Discovery's Reasons For The Merger

The Discovery Board believes that the Merger is in the best interests of Discovery and its stockholders. The Discovery Board believes that the Merger represents an opportunity to simplify the corporate and financial accounting structure of the Company and that Discovery's acquisition of the significant minority interest in ATI currently held by ATI's other stockholders is likely to result in increased opportunities for Discovery to obtain third party financing. Discovery also believes that the Merger is likely to result in greater recognition of the value of Discovery's indirect interest in Surfaxin(TM), which is the focus of ATI's development activities, and that such recognition will enhance the value of Discovery in the long run. Discovery also believes that the Merger will bring opportunities for cost savings (most immediately by eliminating the need for separate management and office facilities for Discovery and ATI), economies of scale and other synergies, resulting in improved cash flow potential for the long-term growth of the Company and of shareholder value.

For the foregoing reasons, the Discovery Board believes that the terms and conditions of the Merger Agreement are in the best interests of Discovery and its shareholders. The following are the material factors considered by the Discovery Board in reaching its conclusions, certain of which factors contained both positive and negative elements:

      (i) the opportunity to resolve the issue of chief executive officer succession as well as to add depth to the management team responsible for Discovery's product portfolio;

      (ii) the Discovery Board's belief that the Merger will improve Discovery's opportunities to obtain equity and debt financing that will be necessary to pursue the development of the products and technologies to which Discovery has obtained development rights as well as any additional products and technologies acquired or licensed by Discovery in the future, and the costs of capital likely to be associated with such financing;

      (iii) the synergies, cost reductions and operating efficiencies that may become available to the combined enterprise as a result of the Merger, as well as the management challenges associated with successfully integrating the businesses of Discovery and ATI;

      (iv) the judgment, advice and analyses of its management with respect to the strategic, financial and operational benefits of the Merger, based in part on the business, financial, and legal due diligence investigations performed with respect to ATI; (v) the market value of Discovery, including the perception of Discovery's management that such market value does not adequately reflect the value of Surfaxin(TM) and Discovery's indirect interest therein;

      (vi) the advice of counsel that the Merger should be treated as a tax-free reorganization;

      (vii) the corporate governance aspects of the Merger, including that fact that those persons currently serving as Discovery directors would constitute a majority of the Board of the Company following the Merger;

      (viii) the number of shares of Discovery Common Stock and Discovery Series C Preferred Stock to be issued to shareholders of ATI in the Merger, the percentage ownership of the post-Merger Company represented thereby and the dilutive effect of such issuances; and

      (ix) the possibility that the Merger might not be consummated, and the effects of the public announcement of the Merger on Discovery's ability to attract and retain key management and technical personnel and the progress of Discovery's development projects.

The foregoing discussion of the information and factors considered and given weight by the Discovery Board is not intended to be exhaustive. In view of the variety of factors considered in connection with its evaluation of the Merger, the Discovery Board did not find it practicable to and did not quantify or otherwise assign relative weights to the specific factors considered in reaching its determination. In addition, individual members of the Discovery Board may have given different weights to different factors.

As outlined above, the Board of Directors of Discovery took into account a variety of financial and nonfinancial considerations in reaching its decision to approve the Merger. Discovery's Board has not obtained a fairness opinion or any expert opinion with regard to the fairness of the Exchange Ratio, from a financial point of view, to Discovery stockholders. The Board of Directors has reviewed and considered, among other things, the financial position, cash position, cash burn rate and projected operating budget for ATI, as well as the non-financial considerations discussed above, in reaching its determination that the Merger is in the best interests of Discovery.

At its February 4, 1998 meeting, the Discovery Board approved the Merger, with four directors, Messrs. Kanzer, Kuo, Link and Rogers (all of whom also serve on the Board of Directors of ATI), abstaining from voting, four directors voting in favor of the Merger, one director voting against the Merger and one director being absent from the meeting.

DISCOVERY'S BOARD RECOMMENDS THAT THE DISCOVERY STOCKHOLDERS VOTE FOR THE PROPOSED MERGER.

ATI's Reasons For The Merger

The ATI Board believes that the terms and conditions of the Merger Agreement are in the best interests of ATI and its shareholders. The following are the material factors considered by the ATI Board in reaching its conclusions, certain of which factors contained both positive and negative elements:

      (i) the ATI Board's belief that the Merger will improve the combined companies' opportunities to obtain equity and debt financing that will be necessary to pursue the development of ATI's products and technologies, as well as the products and technologies acquired or licensed by Discovery now or in the future, and the costs of capital likely to be associated with such financing;

      (ii) the fact that ATI's management will manage the combined companies and the synergies and operating efficiencies that may become available to the combined enterprise as a result of the Merger;

      (iii) the advice of counsel that the Merger should be treated as a tax-free reorganization;

      (iv) the number of shares of Discovery Common Stock and Discovery Series C Preferred Stock to be issued to shareholders of ATI in the Merger, the ATI stock options to be assumed and the Discovery options to be granted to ATI employees in the Merger and the percentage ownership of the post-Merger Company represented by such Discovery Common Stock and options; and

      (v) The possibility that the Merger might not be consummated, and the effects of the announcement of the Merger on ATI's ability to retain key management and technical personnel.

The foregoing discussion of the information and factors considered and given weight by the ATI Board is not intended to be exhaustive. In view of the variety of factors considered in connection with its evaluation of the Merger, the ATI Board did not find it practicable to and did not quantify or otherwise assign relative weights to the specific factors considered in reaching its determination. In addition, individual members of the ATI Board may have given different weights to different factors.

As outlined above, the Board of Directors of ATI took into account a variety of financial and nonfinancial considerations in reaching its decision to approve the Merger. ATI's Board has not obtained a fairness opinion or any expert opinion with regard to the fairness of the Exchange Ratio, from a financial point of view, to ATI stockholders.

At its January 30, 1998 meeting, the ATI Board approved the Merger, with four directors, Messrs. Kanzer, Kuo, Link and Rogers (all of whom also serve on the Board of Directors of Discovery), abstaining from voting and all remaining directors voting in favor thereof.

                               TERMS OF THE MERGER

The detailed terms of, and conditions to, the Merger are contained in the Merger Agreement (including the Exhibits thereto), a copy of which is attached to this Proxy Statement as Annex A and is incorporated herein by reference. The statements made in this Proxy Statement with respect to the terms of the Merger and related transactions are qualified in their entirety by reference to the Merger Agreement.

Effective Time of the Merger

The Merger Agreement provides for the merger of Acquisition Sub with and into ATI, with ATI surviving as a wholly-owned subsidiary of Discovery. As a result of the Merger, the separate corporate existence of Acquisition Sub will cease to exist and all of its assets and liabilities will be assumed by ATI.

The Merger will be effective when the Certificate of Merger is filed with the Secretary of State of the State of Delaware in accordance with the DGCL, or such other time that is mutually agreed upon by the parties to the Merger. It is anticipated that, if the Merger is approved at the 1998 Annual Meeting and pursuant to the written consent to be solicited by ATI from its stockholders and all other conditions to the Merger have been fulfilled or waived, the Certificate of Merger will be filed on or about ________, 1998.

Manner and Basis of Converting Shares

As of the Effective Time, each issued and outstanding share of ATI Common Stock (other than shares, if any, as to which appraisal rights have been exercised pursuant to the DGCL) will be converted into 3.91 shares of Discovery Common Stock and each issued and outstanding share of ATI Series B Preferred Stock will be converted into one share of Discovery Series C Preferred Stock. The issued and outstanding shares of Series A Convertible Preferred Stock, par value $0.001 per share, of ATI, all of which are held by Discovery, will be cancelled without any further consideration therefor. Shares of the Common Stock of Acquisition Sub held by Discovery immediately prior to the consummation of the Merger will be converted into newly issued shares of ATI Common Stock.

No fractional shares of Discovery Common Stock will be issued in connection with the Merger. In lieu of fractional shares, each holder of ATI Common Stock who would otherwise be entitled to a fractional share will receive cash equal to such fraction multiplied by the fair market value of the Discovery Common Stock determined based on the average of the last reported closing bid prices of the Discovery Common Stock over the 20 trading days preceding the closing of the Merger.

Based upon the number of outstanding shares of Discovery Common Stock and ATI Common Stock as of the Record Date, and assuming that (i) no Discovery or ATI stockholders exercise appraisal rights and (ii) no outstanding Discovery or ATI options or warrants are exercised prior to the Merger, approximately 7,605,805 shares of Discovery Common Stock (including Discovery Common Stock issuable upon conversion of Discovery Series B Preferred Stock) will be outstanding as of the Effective Time, of which approximately 1,004,870 shares, or approximately 13.2%, will be held by the former holders of ATI Common Stock.

The financial terms of the Merger, including the Exchange Ratio, were negotiated at arm's length by representatives of Discovery and ATI.

Exchange of Certificates

As soon as practicable after the Effective Time, Discovery will mail or otherwise deliver to each ATI stockholder of record at the Effective Time a letter of transmittal with instructions to be used by such stockholder in surrendering certificates that, prior to the Merger, represented shares of ATI Common Stock (the "ATI Stock Certificates"). Until an ATI Stock Certificate has been surrendered to Discovery, each such certificate shall be deemed at any time after the Effective Time to represent the right to receive, upon such surrender, certificates for such number of shares of Discovery Common Stock as the stockholder is entitled to receive under the Merger

Agreement. After the Effective Time, there will be no further registrations of transfers of ATI Common Stock.

The outstanding shares of ATI Series B Preferred Stock will be exchanged for shares of Series C Preferred Stock, par value $0.001 per share, of Discovery (the "Discovery Series C Preferred Stock") pursuant to an exchange agreement to be entered into by Discovery and the holder of the ATI Series B Preferred Stock.

Treatment of Options

Each option to purchase ATI Common Stock (other than such options as are to be cancelled in connection with the Merger) will become exercisable for a number of shares of Discovery Common Stock equal to 3.91 times the number of shares of ATI Common Stock for which such option was previously exercisable at a per share exercise price equal to the original per share exercise price divided by the Exchange Ratio and will otherwise have the same exercise period and other terms and conditions. Upon consummation of the Merger, outstanding options exercisable for ATI Common Stock that are assumed by Discovery will become exercisable, in the aggregate, for approximately 424,235 shares of Discovery Common Stock. In addition, upon consummation of the Merger, options to purchase an additional 338,500 shares of Discovery Common Stock will be granted pursuant to employment agreements with Discovery's new management team and options for the purchase of an additional 335,000 shares of Discovery Common Stock upon the achievement of corporate milestones will also be granted to such persons. See "Terms of the Merger--Employment Agreements." Following the Merger, taking into account the options granted to the ATI Management Members pursuant to the Management Agreement (which are exercisable for 126,500 shares of Discovery Common Stock in the aggregate), the former holders of options to purchase ATI Common Stock, including the members of Discovery's new management team, as a group will hold options exercisable, subject to vesting, for the purchase of approximately 1,224,235 shares of Discovery Common Stock. Such shares of Discovery Common Stock will represent approximately 14.0% of the Discovery Common Stock (and, together with the Discovery Common Stock to be issued to ATI stockholders in the Merger, approximately 22.8% of the Discovery Common Stock) on a fully-diluted basis (exclusive of Discovery's Class A and Class B Warrants) immediately following the Merger.

Conduct of Business Prior to the Merger

Under the Merger Agreement, Discovery, Acquisition Sub and ATI have each agreed that, until the Effective Time, it will carry on its business in the ordinary and usual course, it will use reasonable commercial efforts to preserve its business organization intact and maintain its existing business relationships and that it will not, without the prior written consent of the other, enter into certain specified transactions outside the ordinary course of business (except as contemplated by the Merger Agreement). Specifically, neither Discovery, Acquisition Sub nor ATI shall, without the prior written consent of the other:
(a) directly or indirectly amend its or any of its subsidiaries' certificate of incorporation or bylaws or similar organizational document; (b) declare, set aside or pay any dividend or other distribution payable in cash, stock or property with respect to such party's capital stock or that of its subsidiaries, or redeem, purchase or otherwise acquire directly or indirectly their respective capital stock (or options, warrants, calls, commitments or rights of any kind to acquire any shares of capital stock), or that of their subsidiaries'; (c) issue, sell, pledge, dispose of or encumber any additional shares of, or securities convertible into or exchangeable for, or options, warrants, calls, commitments or rights of any kind to acquire, capital stock of any class of such party or its subsidiaries, other than as provided for in the Merger Agreement; (d) effect any stock split, combination, or reclassification with respect to outstanding capital stock or amend or modify the terms of any rights, warrants, or options with respect to its or its subsidiary's capital stock; (e) acquire or agree to acquire, or dispose of or agree to dispose of, any material assets, either by purchase, merger, consolidation, sale of shares in any of its subsidiaries or otherwise; (f) transfer, lease, license, sell, mortgage pledge or encumber any asset or allow its subsidiaries to do same; (g) grant any increase in compensation payable to any of its officers, directors or key employees; (h) adopt any new, or amend or otherwise increase or accelerate the payment or vesting of the amounts payable or to become payable under any existing bonus, incentive compensation, deferred compensation, severance, profit sharing, stock option, stock purchase, insurance, pension, retirement or other employee benefit plan, agreement or arrangement, except as expressly contemplated by the Merger Agreement; (i) enter into, modify or amend any employment or severance agreement with or, except as required by applicable law, grant any severance or termination pay to any officer, director or employee of ATI; (j) enter into any collective bargaining agreement; (k) modify, amend or terminate any of its contracts or waive, release or assign any rights or claims; (l) incur or assume any indebtedness for money borrowed or modify any such indebtedness or other liability; (m) assume, guarantee, endorse or otherwise become liable or responsible for the obligations of, or make any loans, advances or capital contributions to, any other person, other than immaterial amounts; (n) change any method of reporting income or deductions for federal income tax purposes from those employed in the preparation of the party's federal income tax returns for the year ended December 31, 1997, or make any tax election (unless required by law) or settle or compromise any income tax liability; (o) enter into any material commitment or transaction other than as contemplated by the Merger Agreement; (p) change accounting principles or methods except as may be required by a change in generally accepted accounting principles; (q) make or agree to make any new capital expenditures in excess of $10,000 in the aggregate; (r) agree, commit, contract or arrange to do any of the things described in the preceding clauses (a) to (q), or authorize, recommend, propose or announce an intention to do any of the foregoing.

Discovery and ATI have each agreed, until the termination of the Merger Agreement, not to directly or indirectly encourage, solicit, initiate, facilitate or conduct discussions or negotiations with, provide any information to, or enter into any agreement with, any corporation, partnership, person or other entity or group concerning or expressing an interest in or proposing any merger, consolidation, reorganization, share exchange, business combination, liquidation, dissolution, sale of all or significant assets or securities or other similar transaction involving Discovery or ATI, except to the extent required by their fiduciary duties as determined by the Boards of Directors of Discovery or ATI, as the case may be, after discussion with their counsel.

Discovery and ATI have each also agreed to advise the other of any event that would render any representation or warranty contained in the Merger Agreement untrue or inaccurate in any material respect and of any material adverse change in such company's financial position, results of operations, assets, liabilities or business. Each of Discovery and ATI has further agreed to advise the other of any notice or other communication from any governmental entity in connection with the Merger and any material action, suit, proceeding or investigation initiated by or against it, or known by such company to be threatened against it and to use its best efforts to obtain all authorizations, approvals and consents necessary for the consummation of the Merger.

In addition, Discovery and ATI have agreed pursuant to the Merger Agreement to cooperate with one another with a view toward consolidating their operations at ATI's offices, located in Doylestown, Pa., and eliminating any duplicative staffing and overhead.

Conditions to the Merger

In addition to the approval by the stockholders of Discovery and ATI of the Merger, the obligations of Discovery and ATI to consummate the Merger are subject to the satisfaction of a number of conditions, including: (a) the absence of any statute, rule, order, decree or regulation enacted or promulgated by any governmental entity prohibiting the consummation of the Merger; (b) there shall be no order or injunction of a court or other governmental authority precluding, restraining, enjoining or prohibiting the consummation of the Merger; (c) the representations and warranties made by each of Discovery and ATI in the Merger Agreement being true in all material respects as of the Effective Time; (d) the performance in all material respects of the covenants each of Discovery and ATI contained in the Merger Agreement; (e) the execution of certain lockup agreements by ATI stockholders and option holders; (f) the receipt by each of Discovery and ATI of a certificate certifying to the fulfillment of certain conditions to the Merger; (g) the Chief Executive Officer of ATI, Robert J. Capetola, Ph.D., and other key ATI executives having entered into employment agreements in the forms provided for in the Merger Agreement;
(h) appraisal rights not having been exercised by holders of more than 5% of the ATI Common Stock; (i) all action having been taken to provide for the Discovery Board structure specified herein; (j) the granting of stock options to certain of ATI's employees as provided for in the Merger Agreement; (k) there shall not be threatened, or instituted and continuing, any action, suit or proceeding by any governmental entity or any other person directly or indirectly relating to the Merger which could have a material adverse effect on the business, operations, properties (including intangible properties), condition (financial or otherwise) assets or liabilities of either party; (l) approval by the stockholders of Discovery of a stock option plan in the form provided for in the Merger Agreement; (m) the holder of the ATI Series B Preferred Stock having entered into an agreement in form and substance satisfactory to Discovery and ATI (the "Exchange Agreement") providing for the exchange of such securities for shares of Discovery; (n) each holder of ATI Common Stock having executed and delivered to Discovery an agreement confirming certain matters relating to the issuance of Discovery securities to such holders; (o) Discovery having entered into an agreement with certain holders of ATI Common Stock providing for registration rights in favor of such holders comparable to the registration rights presently afforded them under a registration rights agreement with ATI;
(p) ATI having entered into a letter agreement terminating a certain co-sale agreement entered into previously among ATI and certain stockholders; and (q) the receipt by each of Discovery and ATI of an opinion from the other party's counsel as to certain matters as specified in the Merger Agreement and confirming that the Merger shall constitute a tax-tree reorganization under
Section 368(a) of the Internal Revenue Code.

At any time at or prior to the Effective Time, to the extent legally allowed, either of Discovery or ATI, without approval of the stockholders of such company, may waive compliance with any of the agreements or conditions contained in the Merger Agreement for the benefit of such company. No agreement has been reached between Discovery and ATI as to the prospective waiver of any provision of the Merger Agreement. However, it is likely the parties would waive conditions to the Merger of relatively minor significance, if such conditions could not be practicably fulfilled, rather than terminate the Merger Agreement and forego the expected benefits of the Merger.

Termination or Amendment of the Merger Agreement

The Merger Agreement may be terminated at any time prior to the Effective Time, without regard to whether stockholder approval of the Merger has been obtained:
(a) by mutual written consent of the Boards of Directors of Discovery and ATI;
(b) by either Discovery or ATI if any of the conditions precedent to the obligations of such party have not been fulfilled or such breach cannot be cured pursuant to the terms contained in the Merger Agreement; (c) by either Discovery or ATI if the Merger has not been consummated by July 15, 1998; or (d) by either Discovery or ATI if any governmental entity shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting consummation of the Merger and such order, decree or ruling or other action has become final and nonappealable, provided, however, that such termination shall not be available to any party whose lack of performance has caused such failure of the Merger to occur. See "Terms of the Merger--Conditions to the Merger".

The Merger Agreement may be amended, modified or supplemented by written agreement of the parties thereto whether before or after the approval of the Merger by the stockholders of ATI and Discovery. However, no amendment, modification or supplement may be made that would reduce the amount or alter the form of the consideration to be received by stockholders of ATI in the Merger.

Accounting Treatment of the Merger

The Merger will be accounted for using the purchase method, whereby the purchase price will be allocated based on the fair value of the assets acquired and liabilities assumed.

Certain Federal Income Tax Consequences

The following discussion summarizes certain Federal income tax consequences of the Merger to holders of ATI Common Stock. The discussion does not address all aspects of Federal income taxation that may be relevant to particular ATI stockholders, such as stockholders who are dealers in securities, foreign persons, or stockholders who acquired their shares in connection with stock option or stock purchase plans or other compensatory transactions, nor does the discussion address the tax consequences of transactions effected prior to or after the Merger (whether or not in connection with the Merger), nor the effect of any applicable foreign, state, local or other tax laws. This discussion assumes that ATI stockholders hold their ATI Common Stock as capital assets within the meaning of Section 1221 of the Internal Revenue Code of

1986, as amended (the "Code"). EACH STOCKHOLDER SHOULD CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE PARTICULAR TAX CONSEQUENCES TO HIM OR HER OF THE MERGER, INCLUDING THE APPLICABILITY AND EFFECT OF FEDERAL, STATE, LOCAL AND FOREIGN TAX LAWS.

The parties anticipate that the Merger will constitute a "reorganization" within the meaning of Section 368(a) of the Code, with each of ATI and Discovery qualifying as a party to the reorganization under Section 368(b) of the Code, assuming the Merger does constitute a reorganization the following tax consequences will result (subject to the limitations and qualifications referred to herein):

      1. No gain or loss will be recognized by holders of ATI Common Stock as a result of the exchange of such shares solely for shares of Discovery Common Stock pursuant to the Merger.

      2. Gain or loss will be recognized on the receipt of cash paid to an ATI stockholder in lieu of a fractional share of Discovery Common Stock. Any cash received by a stockholder of ATI in lieu of a fractional share will be treated as received in exchange for such fractional share and not as a dividend, and any gain or loss recognized as a result of the receipt of such cash will be capital gain or loss equal to the difference between the cash received and the portion of the stockholder's basis allocable to the ATI Common Stock for which such cash was received.

      3. The aggregate tax basis of the shares of Discovery Common Stock received by each stockholder of ATI will equal the aggregate tax basis of such stockholder's shares of ATI Common Stock (reduced by any amount allocable to a fractional share of ATI Common Stock for which cash is received) exchanged in the Merger.

      4. The holding period for the shares of Discovery Common Stock received by each stockholder of ATI in the Merger will include the period during which such stockholder held the shares of ATI Common Stock surrendered in exchange therefor.

      5. Neither Discovery nor ATI will recognize gain or loss as a result of the Merger.

The parties are not requesting a ruling from the Internal Revenue Service ("IRS") in connection with the Merger. Furthermore, neither Discovery nor ATI has received an opinion from its legal counsel to the effect that, for Federal income tax purposes, the Merger will qualify as a "reorganization" within the meaning of Section 368(a) of the Code.

A successful IRS challenge to the "reorganization" status of the Merger would result in an ATI stockholder recognizing gain or loss with respect to each share of ATI Common Stock surrendered equal to the difference between such stockholder's basis in such stock and the fair market value, as of the time of the Merger, of the Discovery Common Stock received in exchange therefor. In such event, a stockholder's aggregate basis in the Discovery Common Stock so received would equal such fair market value and his holding period for such stock would begin the day after the Merger.

Management after the Merger

Directors

The Post-Merger Board will consist of Steve H. Kanzer, C.P.A., Esq., (who will be the Chairman of the Board of the Company), Max Link, Ph.D., and Mark Rogers, M.D., each of whom is presently a director of Discovery and ATI; Richard Sperber, Herbert McDade and David Naveh, Ph.D., each of whom is presently a director of Discovery, and Robert Capetola, Ph.D., Milton Packer, M.D., Marvin Rosenthale, Ph.D., and Richard Power, each of whom is presently a director of ATI. All such directors will serve until their successors have been duly elected and qualified or otherwise as provided by law. It is a condition to the Merger that such directors be elected at the 1998 Annual Meeting.

For a description of the principal qualifications of each member of the Post-Merger Board, see "Election of Discovery Directors".

Officers

Upon consummation of the Merger, Robert Capetola, Ph.D., currently Chairman and Chief Executive Officer of ATI, will be the Chief Executive Officer of the Company. Upon consummation of the Merger, the following principal officers of ATI will assume the following offices of the Company: Harry Brittain, Ph.D., Vice President of Pharmaceutical and Chemical Development; Laurence B. Katz, Ph.D., Vice President of Project Management and Clinical Administration; Chris Schaber, Vice President of Regulatory Affairs and Quality Control; Huei Tsai, Ph.D., Vice President of Biometrics; Thomas E. Wiswell, M.D., Vice President of Clinical Research; and Lisa Mastroianni, R.N., Director of Clinical Research. Evan Myrianthopoulos, who is currently the Chief Operating Officer, Chief Financial Officer and Secretary of Discovery, will become the Vice President of Finance of Discovery following the Merger.

The principal qualifications of the proposed non-director officers of Discovery are as follows:

Harry G. Brittain, Ph.D., has served as the Vice President for Pharmaceutical and Chemical Development of ATI since November 1996. He is a graduate of Queens College (B.S., 1970; M.S., 1972), and of the City University of New York (Ph.D. in physical chemistry, 1975). He was a postdoctoral fellow at the University of Virginia, and has held faculty positions at Ferrum College and Seton Hall University. Prior to joining ATI, Dr. Brittain served as Director of Pharmaceutical Development for the Pharmaceutical Products Division of Ohmeda, Inc. Before that, he worked at Bristol-Myers Squibb, where he led a variety of groups within the Analytical R&D department. His research interests include studies of molecular optical activity and chirality, development of pharmaceutical dosage forms, and the physical characterization of pharmaceutical materials. He has authored approximately 195 research publications, and is a member of the editorial boards of numerous journals.

Laurence B. Katz, Ph.D., has served as Vice President of Project Management and Clinical Administration since November 1996. Prior to joining the Company, Dr. Katz was employed from April 1993 to November 1996 by Ohmeda Pharmaceutical Products Division, a division of

The BOC Group, as Senior Director of Project Management and Clinical Administration. At Ohmeda, Dr. Katz was project team leader for the inhaled nitric oxide project and was responsible for the administration of all clinical trials within the company. Previously, Dr. Katz was employed by Ortho Pharmaceutical Corporation and the R.W. Johnson Pharmaceutical Research Institute, divisions of Johnson & Johnson, Inc. While there he served as Senior Project Manager in the Project Planning & Management department from January 1990 to April 1993, and as a Principal Scientist in the Drug Discovery department from February 1983 to January 1990. Dr. Katz received a B.S. degree in biology from the University of Pennsylvania, his M.S. and Ph.D. degrees in pharmacology form the Philadelphia College of Pharmacy & Science, and was a post-doctoral research fellow at the University of Wisconsin-Madison.

Lisa Mastroianni, R.N., has served as Director of Clinical Research since January of 1997. Prior to joining the Company, Ms. Mastroianni was employed from November of 1994 to November of 1996 by Ohmeda Pharmaceutical Products Division, a division of The BOC Group as Senior Clinical Research Associate. At Ohmeda, Ms. Mastroianni was responsible for the management and completion of the Phase 2/3 clinical study in acute respiratory distress syndrome, supervision of internal personnel as well as management of a Contract Research Organization, and assisting in the development and management of a Phase 1 clinical study in congestive heart failure. Previously Ms. Mastroianni was employed by Sandoz Pharmaceuticals from March 1992 to November 1994 in their cardiovascular clinical research department and was responsible for monitoring Phase 3 lipid studies and managing and monitoring Phase 1 CHF studies. Ms. Mastroianni has her Bachelors degree in Nursing from Bloomfield College and has worked as a critical care nurse in a number of hospitals in the United States from 1985 to 1992.

Christopher J. Schaber has served as Vice President of Regulatory Affairs and Quality Assurance since November 1996. Prior to joining ATI, Mr. Schaber was employed from October 1994 to November 1996 by Ohmeda Pharmaceutical Products Division, a division of The BOC Group, as Director of Regulatory Affairs. At Ohmeda, Mr. Schaber was directly responsible for all regulatory strategies with the Food and Drug Administration and other Health Authority bodies. From 1989 to 1994, Mr. Schaber held a variety of regulatory positions of increasing importance with The Liposome Company, Inc. and Elkins-Sinn Inc., a division of Wyeth-Ayerst Laboratories. Mr. Schaber received his B.A. from Western Maryland College and his M.S. from Temple University. Mr. Schaber is currently pursuing his Ph.D. in Pharmaceutical Sciences-Regulatory Affairs with the Union Graduate School and is estimated to complete his doctoral program in May 1998. In 1994, Mr. Schaber also received his Regulatory Affairs Certification (RAC) from the Regulatory Affairs Professional Society.

Huei Tsai, Ph.D. has served as Vice President of Biometrics since February, 1997. Prior to joining ATI, Dr. Tsai was a statistical consultant after retiring from the position of Director of Biometrics and Clinical Information at Ohmeda Pharmaceutical Products Division, a division of The BOC Group. At Ohmeda, Dr. Tsai was responsible for all statistical, computer operations, database and data coordination. From 1994 to 1995, Dr. Tsai was a statistical consultant to a variety of companies, including Janssen Pharmaceutical Company. For seventeen years prior to that, Dr. Tsai held a variety of biostatistical positions at the Robert Wood Johnson Pharmaceutical Research Institute and Ortho Pharmaceutical Corporation (both wholly-owned subsidiaries of J&J), including Director of Biostatistics for Clinical Pharmacology. Dr. Tsai received a B.A. degree in economics from Tunghai University in 1962 and a Ph.D. in mathematical statistics from Oklahoma State University in 1976.

Thomas E. Wiswell, M.D., has served as Vice President of Clinical Research of ATI since April 1997. Since 1993, he has been a Professor of Pediatrics at Jefferson Medical College at Thomas Jefferson University in Philadelphia, Pennsylvania. From 1988 to 1993, he was an Associate Professor of Pediatrics at the F. Edward Herbert School of Medicine in Bethesda, Maryland. He retired as a Lieutenant Colonel from the U.S. Army on June 30, 1993 after twenty years on active duty. Dr. Wiswell is a graduate of the United States Military Academy at West Point and the University of Pennsylvania Medical School.

Evan Myrianthopoulos has served as Chief Financial Officer of Discovery since December 1997 and as Chief Operating Officer, Secretary and a Director of Discovery since the effective time of the 1997 Merger. From June 1996 until such time he held such positions (other than Chief Financial Officer) with Old Discovery. Prior to joining Old Discovery, he was a Technology Associate of Paramount Capital Investments, L.L.C. from December 1995 until January 1997. Before joining Paramount Capital Investments, LLC, Mr. Myrianthopoulos managed a hedge fund for S + M Capital Management in Englewood Cliffs, New Jersey. The fund specialized in syndicate and secondary stock issues and also engaged in arbitrage of municipal and mortgage bonds. Prior to his employment with S + M Capital Management, Mr. Myrianthopoulos was employed at the New York Branch of National Australia Bank where he was Assistant Vice President of Foreign Exchange trading. Mr. Myrianthopoulos has a B.S. in Economics from Emory University.

Restrictions on Sale of Discovery Common Stock

The shares of Discovery Common Stock to be issued in the Merger are not being registered under the Securities Act and may not be resold absent their registration under the Securities Act or an exemption from registration. In addition, it is a condition to the Merger that each ATI stockholder and optionholder execute a written agreement not to sell, offer, contract to sell, transfer the economic risk of ownership in, make any short sale or pledge of or otherwise dispose of any Discovery Common Stock prior to November 25, 1998.

Governmental and Regulatory Approvals

Discovery is not aware of any governmental or regulatory approvals required for consummation of the Merger, other than compliance with applicable securities and "blue sky" laws of various states and the filing and recording of the Certificate of Merger required under the DGCL.

Merger Expenses

Whether or not the Merger is consummated, Discovery and ATI will be responsible for their own costs and expenses incurred in connection with the Merger and the transactions contemplated thereby, except that if the Merger is consummated, any such expenses which are then unpaid will be the responsibility of the Company. In the event the Merger is not consummated on or prior to July 15, 1998 due to a breach by Discovery or its stockholders of their obligations under the

Merger Agreement, Discovery shall pay to ATI on the Date of Termination 50% of the salary expense attributable to the ATI management team from the date of execution of the Merger Agreement through the Date of Termination.

Appraisal Rights

Holders of shares of ATI Common Stock ("Appraisal Shares") who follow the procedures set forth in Section 262 of the DGCL ("Section 262") will be entitled to have their Appraisal Shares appraised by the Delaware Chancery court and to receive payment in cash of the "fair value" of such Appraisal Shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with a fair rate of interest, if any, as determined by such court. Under Section 262, where a proposed merger is to be submitted for approval by written consent of the stockholders (as will be the case with ATI), the surviving or resulting corporation, not later than 10 days after the effective date of the merger, must notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available, that appraisal rights are so available, and must include in such notice a copy of Section 262. Within 120 days after the consummation of the Merger, ATI or any stockholder who has complied with the statutory requirements summarized above may file a petition in the Delaware Chancery Court demanding a determination of the fair value of the Appraisal Shares.

If a petition for an appraisal is timely filed, after a hearing on such petition, the Delaware Chancery Court will determine the stockholders entitled to appraisal rights and will appraise the "fair value" of their Appraisal Shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value.

If any stockholder who properly demands appraisal of his Appraisal Shares under
Section 262 fails to perfect, or effectively withdraws or loses, his right to appraisal as provided in the DGCL, the Appraisal Shares of such stockholder will be converted into the right to receive the consideration receivable with respect to such Appraisal Shares in accordance with the Merger Agreement. It is a condition of the Merger Agreement that appraisal rights not be exercised or purported to be exercised by holders of ATI Common Stock representing in excess of 5% of the ATI Common Stock.

Employment Agreements

Upon consummation of the Merger, Robert Capetola, Ph.D., the Chairman and Chief Executive Officer of ATI, will become the Chief Executive Officer of Discovery and the other ATI Management Members will assume executive positions with Discovery. It is a condition to the closing of the Merger that the ATI Management Members enter into employment agreements with Discovery on terms provided for in the Merger Agreement.

Pursuant to the New Capetola Employment Agreement, Dr. Capetola shall be retained as the President and Chief Executive Officer of Discovery for a term of three years. Dr. Capetola shall receive a $100,000 bonus upon execution of the New Capetola Employment Agreement and a $50,000 bonus upon the execution of each partnering or similar arrangement involving

Surfaxin(TM) having a value in excess of $10 million to Discovery. Dr. Capetola's base compensation under the New Capetola Employment Agreement shall be $236,250 per annum and shall increase by a minimum of 5% per year at the beginning of each year of the employment term. Dr. Capetola will be entitled to a minimum year end bonus equal to 20% of his base compensation. Dr. Capetola shall be entitled to 18 months severance (without set-off, subject to the receipt of a general release by Discovery with respect to all employment-related matters) in the event of termination other than for death, disability or cause. Such severance shall be payable in six equal installments, the first payable on the date of receipt of the foregoing release and the subsequent installments payable at three-month intervals thereafter. Shares underlying or attributable to options held by Dr. Capetola shall be subject to a one-year lock-up following any termination of Dr. Capetola's employment by either (i) Discovery for cause or (ii) Dr. Capetola to the extent such termination constitutes a breach of his employment agreement.

The remaining members of ATI's management team shall hold positions with Discovery, commencing upon the effective date of the Merger, corresponding to their present positions with ATI and on substantially their present terms, including compensation terms. See "Executive Compensation--Employment Agreements".

Upon consummation of the Merger, ATI Management Members will be issued options exercisable at a price equal to the fair market value of Discovery Common Stock at the Effective Time in the aggregate for 338,500 shares of Discovery Common Stock pursuant to their employment agreements. Such options will vest over a 3-year period, with acceleration upon termination other than for death, disability or cause, except that Dr. Capetola's options shall be vested immediately.

The ATI Management Members shall be entitled to the following aggregate milestone incentive payments (in each case in either cash or equity and allocated at the discretion of Discovery's compensation committee following receipt of a recommendation from Dr. Capetola) pursuant to their employment agreements with Discovery: $150,000 upon the successful completion of Phase 2 studies of any portfolio compound; $500,000 upon the successful completion of Phase 3 studies of any portfolio compound; and $1,000,000 upon the receipt of marketing approval in the United States for any portfolio compound. Each of the foregoing milestone payments shall be payable no more than once. In addition, upon consummation of the Merger the ATI Management Members shall be entitled, in the aggregate, to receive (i) options for the purchase of 175,000 shares of Discovery Common Stock at such time as the market capitalization of Discovery (based on the average closing price and amount of Discovery Common Stock outstanding over a 30-trading-day period) exceeds $75 million and (ii) options for the purchase of 160,000 shares of Discovery Common Stock upon consummation of a corporate partnering transaction having a total value of at least $20 million. For purposes of determining the vesting of the options described in clause (ii) of the preceding sentence, "value" shall mean the total payments, including without limitation contingent payments prior to or at receipt of marketing approval for the compound involved in the relevant agreement, to be paid to Discovery from corporate partnering transactions or from any other transactions for the development, clinical testing, regulatory approval, manufacturing and/or marketing of a portfolio compound, including without limitation upfront fees, milestone payments and research and development and other contractual commitments.

              UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
                                   STATEMENTS

The following unaudited pro forma condensed consolidated financial statements give effect to the Merger of Acquisition Sub and ATI and the other transactions contemplated by the Merger Agreement. The unaudited pro forma condensed consolidated balance sheet gives effect to the Merger as if it occurred on December 31, 1997. The unaudited pro forma condensed consolidated statements of operations gives effect to the Merger as if it occurred on January 1, 1997.

The unaudited pro forma condensed consolidated financial statements are based on the historical financial statements of Discovery and ATI. They give effect to the Merger under the purchase method of accounting and apply the assumptions and adjustments as discussed in the accompanying notes to the pro forma condensed consolidated financial statements. The pro forma condensed consolidated financial statements for the year ended December 31, 1997 have been partially derived from the historical consolidated financial statements of Discovery for the year then ended which included the financial statements of ATI.

The Merger will be accounted for using the purchase method of accounting. The unaudited pro forma condensed financial statements have been prepared on the basis of assumptions described in the notes thereto and include assumptions relating to the allocation of the consideration paid for the minority interest in the assets and liabilities of ATI based on preliminary estimates of their fair value. The actual allocation of such consideration may differ from that reflected in the unaudited pro forma condensed financial statements after final valuation procedures are completed following the closing of the Merger. The final allocations of the aggregate purchase price for the Merger are not expected to differ materially from the preliminary allocations. In the opinion of Discovery and ATI, all adjustments necessary to fairly present the unaudited pro forma condensed financial statements have been made based on the proposed terms and structure of the Merger.

The pro forma information is presented for illustrative purposed only and is not necessarily indicative of the operating results or financial position that would have occurred if the Merger had been consummated on January 1, 1997, nor is it necessarily indicative of future operating results or financial position.

The pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and the related notes thereto of Discovery and ATI included herein and Management's Discussion and Analysis of Financial Condition and Plan of Operations.

UNAUDITED PROFORMA CONDENSED
BALANCE SHEET

December 31, 1997
(in thousands)

                                                                                   Proforma
                                                                 Proforma         Reflecting
                                                    Historical  Adjustments         Merger
                                                     --------    --------          --------
ASSETS

Current assets:
   Cash and cash equivalents                         $  6,297    $     --          $  6,297
   Investments                                          4,957          --             4,957
   Prepaid expenses and other current assets              190          --               190
                                                     --------    --------          --------

                        Total current assets           11,444          --            11,444

Furniture and equipment, net of depreciation              181          --               181
Security deposits and other assets                         30          --                30
                                                     --------    --------          --------

                                                     $ 11,655    $     --          $ 11,655
                                                     ========    ========          ========
LIABILITIES

Current liabilities:
   Accounts payable and accrued expenses             $    565    $    300(2)       $    865
                                                     --------    --------          --------

Dividends payable on preferred stock                      238          --               238
                                                     --------    --------          --------

Minority interest                                       2,039      (2,039)(3)            --
                                                     --------    --------          --------

Commitments, contingencies and other matters

STOCKHOLDERS' EQUITY

Series B convertible preferred stock                 $      2    $     --          $      2

Series C preferred stock                                            2,039(3)          2,039

Common stock                                                3           1(1)              4

Additional paid-in-capital                             21,464       4,898(1)         26,362

Deficit accumulated during the development stage      (12,656)     (5,199)(1),(2)   (17,855)

                                                     --------    --------          --------
                        Total stockholder's equity      8,813       1,739(1)         10,552
                                                     --------    --------          --------
                                                       11,655                        11,655
                                                     ========                      ========

----------

(1) Reflects the issuance of 1,004,870 shares of Discovery Common Stock to the ATI Common Stockholders pursuant to the Merger and allocation of the estimated purchase price of approximately $5,199,000 to the historical balance sheet.

(2) Reflects the estimated costs incurred to complete the Merger

(3) Reflects the issuance of Series C preferred stock to J&J in exchange for ATI's Series B Preferred Stock.

UNAUDITED PROFORMA
STATEMENT OF OPERATIONS

Year ended December 31, 1997
(in thousands, except share and per
share data)

                                                                                             Proforma
                                                                                Proforma    Reflecting
                                                                Historical    Adjustments     Merger
                                                               -----------    -----------   -----------
Costs and Expenses:

   Write-off of acquired research and development in-process   $     3,663    $        --   $     3,663
   Research and development                                          4,378             --         4,378
   General and administrative                                        1,836                        1,836
                                                               -----------    -----------   -----------

Loss from operations                                                 9,877             --         9,877

Other (income)/expenses:
   Interest income                                                    (713)            --          (713)
                                                               -----------    -----------   -----------

Net loss                                                       $     9,164             --   $     9,164
                                                               ===========    ===========   ===========

Net loss per share - basic and diluted                         $      3.42                  $      2.49
                                                               ===========                  ===========

Weighted average number of common shares outstanding             2,678,907                    3,683,777
                                                               ===========                  ===========

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                              FINANCIAL STATEMENTS

Note 1

The unaudited pro forma condensed consolidated balance sheet has been prepared as if the Merger was completed as of December 31, 1997. The Merger will be accounted for as a purchase of the minority interest in ATI by Discovery. The total cost of the proposed Merger is estimated to be approximately $5,199,000, including transaction costs incurred of approximately $300,000 which includes financial advisory, legal, and accounting fees.

The purchase cost of ATI has been determined based on the estimated fair market value of Discovery's stock. The estimated purchase price consists of the following (in thousands):

Estimated value of Discovery Common Stock to be held
   by current ATI Stockholders following the Merger
   (1,004,870 shares of Discovery Common Stock at
   $4.875 per share) .....................................       $4,899
Estimated transaction costs to be incurred ...............       $  300
                                                                 ------
                                                                 $5,199

The historical consolidated financial statements of Discovery include the financial position and operations of ATI. The purchase price will be allocated to in-process research and development which will be charged against earnings. Such charge has not been reflected in the pro forma condensed statement of operations as such charge is a non-recurring charge directly attributed to the Merger.

The pro forma adjustments include accrued liabilities of $300,000 to reflect the estimated costs incurred to complete the Merger.

No pro forma adjustment has been included to reflect Discovery's investment of $7,500,000 in ATI's Series A Preferred Stock as such Series A Preferred Stock was eliminated in the consolidated financial statements and will be cancelled upon the completion of the Merger.

Note 2

The unaudited pro forma condensed consolidated statements of operations have been prepared as if the Merger was completed as of January 1, 1997.

Note 3

Combined pro forma net loss per share for the year ended December 31, 1997 is computed using the historical weighted average number of Discovery Common Stock outstanding plus the 1,004,870 shares to be issued to ATI common stock holders. Preferred stock and other common stock equivalents issued in the Merger are not included, as their effect is antidilutive.

                     MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                   FINANCIAL CONDITION AND PLAN OF OPERATIONS
                              OF DISCOVERY AND ATI

The following discussion reflects the historical results of Old Discovery as the 1997 Merger was accounted for as a reverse acquisition with Old Discovery as the acquirer for financial reporting purposes.

Plan of Operations

Since its inception, the Company has concentrated its efforts and resources in the development and commercialization of pharmaceutical products and technologies. The Company has been unprofitable since its founding and has incurred a cumulative net loss of approximately $12,418,000 as of December 31, 1997. The Company expects to incur significantly increasing operating losses over the next several years, primarily due to the expansion of its research and development programs, including clinical trials for some or all of its existing products and technologies and other products and technologies that it may acquire or develop. The Company's ability to achieve profitability depends upon, among other things, its ability to discover and develop products, obtain regulatory approval for its proposed products, and enter into agreements for product development, manufacturing and commercialization. None of the Company's products currently generates revenues and the Company does not expect to achieve revenues for the foreseeable future. Moreover, there can be no assurance that the Company will ever achieve significant revenues or profitable operations from the sale of any of its products or technologies.

The Company is currently engaged in the development and commercialization of investigational drugs that have previously been tested in humans or animals. The Company anticipates that during the next 12 months it will conduct substantial research and development of its products under development, including, without limitation, a Phase 1/2 clinical trial of SuperVent(TM) for the treatment of cystic fibrosis ("CF") that was commenced by Discovery on March 17, 1997 (and, if such clinical trial is successfully completed, a Phase 2 clinical trial of SuperVent(TM) for the treatment of chronic bronchitis), a Phase 2 clinical trial of Surfaxin(TM) for the treatment of meconium aspiration syndrome ("MAS") that was commenced by ATI on May 27, 1997 and a Phase 2 clinical trial of Surfaxin(TM) for the treatment of acute respiratory distress syndrome ("ARDS") that was commenced by ATI on August 15, 1997. Discovery initiated on December 5, 1997 a Phase 1 clinical study of ST-630 as a once-daily, orally administered drug for the treatment of postmenopausal osteoporosis in the United States. Any clinical trials of the Company's products in development that have not yet commenced will require the receipt of the United States Food and Drug Administration (the "FDA") approvals, and there can be no assurance as to the receipt or the timing of such approvals.

In March 1997, ATI entered into an agreement with Cook Imaging Corporation ("Cook") for the manufacture of Surfaxin(TM) to be used in clinical trials. In February 1998, ATI and Cook entered into an agreement to provide additional batches of Surfaxin(TM) for further clinical trials. ATI does not currently intend to seek a long-term agreement with Cook and is exploring alternatives for the commercial manufacture of Surfaxin(TM).

Liquidity

The Company anticipates that its current resources will permit it to meet its business objectives until approximately June of 1999. The Company's working capital requirements will depend upon numerous factors, including, without limitation, progress of the Company's research and development programs, preclinical and clinical testing, timing and cost of obtaining regulatory approvals, levels of resources that the Company devotes to the development of manufacturing and marketing capabilities, technological advances, status of competitors and abilities of the Company to establish collaborative arrangements with other organizations, and as such there can be no assurance that the Company will not be required to raise additional capital prior to June of 1999 or, in general, that the Company will be able to achieve its business objectives.

                           COMPARATIVE PER SHARE DATA

The following table sets forth certain historical per share data of Discovery and certain unaudited pro forma per share data of Discovery following the Merger. This data should be read in conjunction with the financial statements and other historical and pro forma financial information for Discovery and Management's Discussion and Analysis of Financial Condition and Plan of Operations of Discovery and ATI included elsewhere in this Proxy Statement. The unaudited financial information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the Merger had been consummated, nor is it necessarily indicative of future operating results or financial position.

                                                          Historical   Pro Forma
                                                          ----------   ---------
Negative book value per common share at December 31, 1997   $(6.58)     $(5.07)
Cash dividends per share (year ended
   December 31, 1997) ....................................  $   0       $   0
Net loss per common share (year ended
   December 31, 1997) ....................................  $(3.42)     $(2.49)

Book value per common share is determined after deducting preferred stock liquidation preferences.

                    INFORMATION CONCERNING DISCOVERY AND ATI

GENERAL

Discovery is a development stage pharmaceutical company that is focused on acquiring, developing and commercializing proprietary, investigational drugs that have previously been tested in humans or animals. Discovery's strategy is to conduct preclinical and clinical studies on investigational drugs licensed from third parties, either alone or in collaboration with corporate partners. ATI is a majority-owned subsidiary of Discovery that is involved in the development of hospital-based pharmaceuticals on a basis consistent with Discovery's development strategy.

OWNERSHIP STRUCTURE OF ATI

Discovery presently owns 600,000 shares of the Series A Convertible Preferred Stock of ATI, which it purchased from ATI for $7.5 million in October 1996. The Series A Convertible Preferred Stock of ATI owned by Discovery presently represents 70% of the outstanding voting securities of ATI and approximately 62% of the common equity of ATI (on a fully diluted basis). The remainder of the common equity of ATI is owned by Dr. Capetola and certain consultants to ATI (including certain scientific personnel involved in the development of Surfaxin(TM), who received an aggregate of 130,000 shares of ATI Common Stock in connection with ATI's formation; J&J, which received 40,000 shares of ATI Common Stock pursuant to the J&J License Agreement; and The Scripps Research Institute ("Scripps"), which holds 30,000 shares of ATI Common Stock it received in connection with its consent to the J&J License Agreement. In addition, since ATI's formation, ATI Management Members and others have been granted options to purchase, in the aggregate, 210,300 shares of ATI Common Stock; options for the purchase of 44,800 such shares will be cancelled in the Merger. As of March 1998 57,000 shares of ATI Common Stock have been issued pursuant to the exercise of certain such options.

Pursuant to an inventory transfer agreement executed concurrently with the J&J License Agreement, J&J contributed its existing Surfaxin(TM) raw material inventory and specialized manufacturing equipment to ATI in exchange for shares of nonvoting Series B Preferred Stock of ATI having a $2.2 million liquidation preference (which liquidation preference was subsequently reduced to $2.039 million pursuant to a purchase price adjustment).

PRODUCTS AND TECHNOLOGIES UNDER DEVELOPMENT

SuperVent(TM)

Discovery is developing SuperVent(TM) as a stable, aerosolized, multidimensional therapy for airway diseases such as CF and chronic bronchitis, which are characterized by inflammation, injurious oxidation and excessive sputum. CF is a progressive, lethal respiratory disease that afflicts approximately 23,000 patients in the United States and a comparable number in Europe. It is the most common lethal genetic disease among Caucasians. CF results from a genetic defect in the CFTR gene. The CFTR gene codes for a membrane protein responsible for the transport of chloride ions. Because of this genetic defect, CF mucus is excessively viscous and adherent to airway walls. Destruction of the lungs of CF patients occurs gradually as the inability to clear mucus from the lungs leads to blockage of the airways usually beginning in the smaller airways and alveoli. A new therapy which minimizes the pulmonary complications of CF would have a major impact on the length and quality of life of its patients.

SuperVent's(TM) active component is tyloxapol, a compound which has been safely used as an emulsifying agent in drug formulations by the United States pharmaceutical industry for over 40 years. Experimental research conducted by consultants to Discovery indicates that tyloxapol may possess biological activities beyond its well-recognized emulsification properties. Tyloxapol is thought to have three mechanisms of action: anti-inflammatory activity, anti-oxidant activity and mucolytic activity. This combination of pharmacological activities is not presently found in any single, safe, effective therapy for CF or chronic bronchitis in the United States.

Discovery's clinical development plan for SuperVent(TM) is to focus first on CF. In September 1995, the FDA approved, subject to certain modifications, a physician-sponsored investigational new drug application ("IND") to begin a clinical trial of SuperVent(TM) for use in treating CF. The trial, which commenced on March 17, 1997 at the University of Utah Health Sciences Center, is designed to determine whether aerosolized SuperVent(TM) holds promise as a low toxicity, anti-inflammatory, anti-oxidant and mucolytic agent for the treatment of CF. The preliminary results from this clinical trial in normal healthy volunteers have indicated that the compound had no significant effects on any objective measure of safety (although coughing was noted by several subjects at the highest doses tested). Assuming the successful completion of the Phase 1/2 trial, Discovery intends to commence a multi-center, randomized, double-blinded, placebo-controlled, Phase 3 clinical trial in CF and to file an additional IND to commence a Phase 2 clinical trial for the treatment of chronic bronchitis.

Surfaxin(TM)

ATI is developing sinapultide, a proprietary, synthetic lung surfactant that was invented at Scripps, under the brand name "Surfaxin"(TM) for the treatment of several conditions characterized by insufficient surfactant. Lung surfactants are protein-phospholipid complexes which coat the alveoli (air sacs) of the lungs. Lung surfactants lower surface tension in expiration and raise it during inspiration to prevent the collapse of alveoli. Replacement surfactants are currently used mainly to treat idiopathic respiratory distress syndrome ("IRDS"). Infants with this condition, as well as infants born with meconium (a component of the fetal bowel) in their lungs, which can lead to MAS, typically suffer from insufficient surfactant that can lead to a life-threatening loss of pulmonary function. Similarly, patients with ARDS, which can result from trauma, smoke inhalation, head injury and a variety of other events, typically suffer from surfactant deficiency.

The potential market for synthetic lung surfactants is substantial. The incidence of ARDS is approximately 150,000 patients per year in the United States. IRDS affects 40,000 to 50,000 infants per year in the United States. Twenty to forty percent of infants with IRDS develop debilitating bronchopulmonary dysplasia requiring extended ventilatory support and hospitalization. MAS affects approximately 26,000 newborn infants per year in the United States.

Surfaxin(TM) is an aqueous suspension of lipid vesicles containing the novel synthetic peptide sinapultide. Surfaxin(TM) is patterned after human Surfactant Protein B, shown to have the greatest surfactant activity in humans. The product was exclusively licensed by Scripps to Johnson & Johnson, Inc. ("J&J"), which, together with its wholly owned subsidiary, Ortho Pharmaceutical Corporation ("Ortho"), engaged in development activities with respect to sinapultide. ATI acquired the exclusive worldwide sublicense to the sinapultide technology from J&J and Ortho in October 1996.

In July 1992, an IND submitted by Scripps relating to the use of Surfaxin(TM) to treat IRDS was approved by the FDA. J&J subsequently completed a multi-center, Phase 2 clinical trial of Surfaxin(TM) in 47 infants with IRDS. This trial demonstrated safety and efficacy comparable to that of the bovine-derived surfactant, Survanta(TM), marketed by Ross Laboratories. In September 1994, an IND was submitted by J&J relating to the use of Surfaxin(TM) to treat ARDS and was subsequently approved by the FDA. Both the IRDS IND and the ARDS IND have been transferred to ATI. ATI subsequently received FDA approval to amend the approved ARDS IND and re-initiate Phase 1 clinical trials of Surfaxin(TM) for the treatment of ARDS. The ARDS trial commenced on August 15, 1997 at Sharp Memorial Hospital in San Diego, California. ATI amended the existing IRDS IND to permit the initiation of a Phase 2 clinical trial of Surfaxin(TM) to treat MAS on May 27, 1997 at Thomas Jefferson University Hospital in Philadelphia.

ATI and Scripps are parties to a sponsored research agreement (the "Sponsored Research Agreement") pursuant to which ATI will contribute $460,000 to Scripps' Surfaxin(TM) research efforts through October 1998. ATI has an option to acquire an exclusive worldwide license to technology developed under the agreement, which it is required to exercise within 180 days from receipt of notice from Scripps of the development of such technology. Scripps will own all technology that it develops pursuant to work performed under the proposed Sponsored Research Agreement. ATI has the right to receive 50% of the net royalty income received by Scripps for inventions jointly developed by ATI and Scripps to the extent ATI does not exercise its option with respect to such inventions. ATI has entered into consulting agreements with certain key research personnel at Scripps.

ST-630

ST-630 is being developed by Discovery for use in treating postmenopausal osteoporosis. Postmenopausal osteoporosis is a disease of postmenopausal women characterized by decreased bone mass which leads to reduced bone strength and an increased risk of fractures. ST-630 is an analog of the active circulating vitamin D hormone, calcitriol, modified to increase its potency and lengthen its circulating half-life. As a class, vitamin D analogs are commonly used therapies in Europe and Japan for osteoporosis. In aggregate, this class of compounds is believed to generate several hundred million dollars in worldwide sales for osteoporosis.

Published studies have confirmed the efficacy of vitamin D analogs in increasing bone mass and decreasing fractures. Vitamin D analogs, however, have not been well accepted in the United States due to certain side effects in the compounds currently marketed. Specifically, prior studies of vitamin D analogs have been associated with hypercalcemia in a percentage of patients. Hypercalcemia is elevated calcium levels in the blood above a generally accepted range. No vitamin D analogs are currently marketed for osteoporosis in the United States.

In November 1997, Discovery filed an IND with the FDA to initiate Phase 1 clinical studies of ST-630 as a once-daily, orally administered drug for the treatment of postmenopausal osteoporosis in the United States. On December 5, 1997, Discovery initiated an initial safety and dose-ranging study of ST-630 in healthy normal volunteers and postmenopausal women either with or without osteoporis at Covance Clinical Research Unit Inc. in Madison, Wisconsin. Discovery has recently completed a Phase 1 clinical study of ST-630 in healthy normal volunteers and determined that ST-630 does represent a risk of hypercalcemia at any dosage levels that may prove efficacious for treating postmenopausal osteoporosis. Based upon the complete results of the dose-ranging study, Discovery may then either seek to further optimize the delivery of ST-630 by testing one or more alternative means of delivery or, assuming acceptable results, seek to initiate a large-scale, multi-center clinical trial in the United States.

Pursuant to the licensing arrangements described herein with respect to ST-630, the Wisconsin Alumni Research Foundation ("WARF"), the licensor of ST-630, undertook to use its best efforts to make available to Discovery preclinical data generated by Sumitomo Pharmaceuticals ("Sumitomo") and Taisho Pharmaceuticals ("Taisho"), the licensors of ST-630 in Japan. Discovery has been advised by Sumitomo and Taisho that they do not intend to pursue the development of ST-630 for the treatment of postmenopausal osteoporosis and that no such data will be disclosed to Discovery.

OTHER TECHNOLOGIES IN PRODUCT PORTFOLIO

In addition to the products under development described above, Discovery has rights to certain drug compounds that are not currently under active development by Discovery.

Apafant Injection

Apafant is a platelet activating factor antagonist that was originally developed by Boehringer Ingelheim GmbH ("Boehringer Ingelheim") as an oral treatment for asthma. Boehringer Ingelheim had previously conducted extensive clinical trials in the United States and in other countries using the oral form of the drug. Discovery's development activities with respect to an injectable formulation of Apafant took place prior to Discovery's merger with Old Discovery pursuant to a license agreement with Boehringer Ingelheim. Discovery's present management team is evaluating the Apafant program and is currently considering whether to discontinue development activities with respect to Apafant. On April 1, 1998, Discovery was advised by Boehringer Ingelheim that Boehringer Ingelheim intends to terminate Discovery's license agreement with respect to Apafant in the event Discovery does not pursue development activities with respect to Apafant.

AN10

AN10 is a novel analog of butyric acid licensed by Discovery from Bar-Ilan Research & Development Co., Ltd. ("Bar-Ilan"). Recent animal studies suggest that the topical form of AN10 ("AN10 Topical") may prove to have potential utility in reducing chemotherapy-induced alopecia, or hair loss, in patients with cancer. In addition, an intravenous formulation of AN10, Novaheme Injection, may have potential for the treatment of beta-hemoglobinopathies as suggested by limited clinical studies that have demonstrated that agents which increase cellular levels of fetal hemoglobin may reduce disease symptoms in patients with sickle-cell anemia, a beta hemoglobinopathy.

Discovery is investigating the possibility of outlicensing the topical form of AN10 Topical and Novaheme Injection to other companies willing to pursue development of these products. There can be no assurance that Discovery will proceed with such plans or will be successful in identifying a suitable sublicensee. The regulatory status of AN10 and Novaheme Injection, among other factors, will impact Discovery's ability to enter into such outlicensing agreements.

LICENSING ARRANGEMENTS; PATENTS AND PROPRIETARY RIGHTS

CMHA License Agreement: SuperVent(TM)/Tyloxapol

Discovery has obtained the core technology relating to SuperVent(TM) pursuant to a license agreement with the Charlotte-Mecklenberg Hospital Authority (the "CMHA License Agreement"). The CMHA License Agreement grants Discovery an exclusive worldwide license under two issued United States patents (United States Patent No. 5,474,760 and United States Patent No. 5,512,270) and two pending United States patent applications held by CMHA, and any later-issued United States and any foreign patents based on or issuing from the issued patents and the pending patent applications. The issued United States patents expire in 2013. The United States patents cover methods of using tyloxapol, the active compound in SuperVent(TM), to treat cystic fibrosis and methods of treating diseases caused by oxidant species, such as myocardial infarction, stroke and ARDS. The two pending United States patent applications relate to the use of tyloxapol as an anti-inflammatory and anti-oxidant agent.

Tyloxapol, the active compound in SuperVent(TM) was the subject of an issued United States composition of matter patent which expired in 1965. The patents and patent applications licensed to Discovery differ from the expired patent, inter alia, in that one patent application covers proprietary pharmaceutical formulations containing high concentrations of tyloxapol and the other patents and patent applications cover uses of tyloxapol to treat certain diseases. Although Discovery believes that high concentration formulations of tyloxapol will represent the most practical means to deliver the active compound, there can be no assurance that any patent application covering this formulation will issue or that the compound will not prove similarly effective in lower concentrations which are not covered by any of Discovery's patent applications.

J&J License Agreement: Surfaxin(TM)

ATI has received an exclusive, worldwide sublicense from J&J (the "J&J License Agreement") to commercialize Surfaxin(TM) for the diagnosis, prevention or treatment of disease. The J&J License Agreement is a sublicense under certain patent rights previously licensed to J&J by Scripps (the "Scripps Patent Rights") and a license under certain other patent rights held by Ortho (the "Ortho Patent Rights"). The Scripps Patent Rights consist of three issued United States patents and two pending United States applications. The three issued patents are United States Patent No. 5,407,914, U.S. Patent No. 5,260,273 and U.S. Patent No. 5,164,369. These patents relate to synthetic pulmonary surfactants (including Surfaxin(TM)), certain related polypeptides and a method of treating respiratory distress syndrome with these surfactants. The first of these patents will expire in 2009. The two pending United States applications relate to pulmonary surfactants, related polypeptides, liposomal surfactant compositions and methods of treating respiratory distress syndromes with these surfactants and compositions. The Ortho Patent Rights consist of certain pending United States patent applications which relate to methods of manufacturing certain peptides which may be used in the manufacture of Surfaxin(TM). J&J is responsible for filing, prosecuting and maintaining the Ortho Patent Rights.

WARF License Agreement: ST-630

Pursuant to an agreement (the "WARF License Agreement") with WARF, Discovery has an exclusive license within all countries in the Western hemisphere in the field of prevention, treatment, amelioration or cure of bone disease, under U.S. Patent No. 4,358,406 (the "ST-630 Patent") covering the compound ST-630 and U.S. Patent No. 5,571,802 (the "ST-630 Use Patent") covering a method for treating postmenopausal osteoporosis. In addition, Discovery has options to extend the exclusive license to the remaining countries of the world with the exception of Japan. Discovery's options expire on January 1, 2002.

The ST-630 Patent will expire in July 2001, which Discovery anticipates will be prior to receipt of any marketing approval for ST-630 in the United States. The ST-630 Use Patent, which expires in 2014, is limited to claims relating to a method of treating postmenopausal osteoporosis in humans having such disease with an effective dosage of ST-630. These claims do not include claims relating to the use of ST-630 to treat other metabolic bone disorders, such as age-related osteoporosis (which occurs in men and women) and renal osteodystrophy. At Discovery's request, WARF filed an application to pursue additional claims relating to the use of ST-630 to treat other metabolic bone diseases. However, there can be no assurance that any patent containing such additional claims will issue in the United States or elsewhere. United States and foreign patents covering certain processes relating to the manufacture of vitamin D analogs, which have been nonexclusively licensed to Discovery under the WARF License Agreement, will expire on various dates up to 2005.

Boehringer Ingelheim License: Apafant

In 1996, Discovery signed an agreement (the "Boehringer Ingelheim License Agreement") with Boehringer Ingelheim to acquire the rights in the United States and the European Union to develop a new intravenous formulation of Apafant for all clinical indications other than asthma. Pursuant to the agreement, Discovery may be obligated to make future milestone and royalty payments to Boehringer Ingelheim. However, such license may be required to be reconveyed to Boehringer Ingelheim in the event that Boehringer Ingelheim exercises an option granted in the Boehringer Ingelheim License Agreement, following which Boehringer Ingelheim would have the right to develop and commercialize Apafant and would be obligated to make milestone and royalty payments to Discovery. Should Boehringer Ingelheim exercise this option and then fail to pursue development of Apafant on a good faith efforts basis consistent with good business judgment in any of certain countries, then the rights to Apafant in the country with respect to which the failure occurs shall again revert to Discovery.

Bar-Ilan License: AN1O

Discovery's rights with respect to the development of AN10 were obtained pursuant to an exclusive worldwide license with Bar-Ilan (the "Bar-Ilan License Agreement") to a United States patent and corresponding foreign patents and patent applications directed to the use of AN10 and other butyric acid analogs in the fields, among others, of beta-hemoglobinopathies and alopecia.

Discovery is aware of the existence of prior art references which may affect the validity of certain claims in the issued butyrate patent, which claims broadly cover AN10, among other compounds. Reexamination or reissue of such patent by the United States Patent & Trademark Office (the "PTO"), in light of these references, may be necessary in order to obtain valid claims which are both free of the prior art and which specifically cover AN10. In any event, given that the already-uncovered prior art references relates to compounds but not to methods of treatment, the existence of such references would not, as a matter of United States patent law, be expected to affect any claims directed to the use of AN10 to treat beta-hemoglobinopathies as covered in United States Patent No. 5,569,675.

Discovery is also aware of other patents (the "Perrine patents") which appear to cover the administration of butyric acid, during gestation or infancy, to ameliorate beta-hemoglobinopathies disorders, including sickle cell anemia and beta-thalassemia, by increasing the level of fetal hemoglobin. To the extent that AN10 converts to butyric acid and in the event Discovery's or its licensees' commercial activities include administration of AN10 during gestation and/or infancy, such activities could give rise to issues of infringement of the Perrine patents.

The existence of prior art references, and the possibility that administration of AN10 during gestation and/or infancy could suggest issues of patent infringement, may affect Discovery's ability to outlicense AN10 Topical and Novaheme to other companies for further development of these products.

Risk of Loss of Technology/Technological Uncertainty and Obsolescence

Discovery must satisfy the terms and conditions set forth in the license agreements described above in order to retain its license rights thereunder, including but not limited to diligent pursuit of product development and the timely payment of royalty fees (including, with respect to certain such agreements, minimum royalty payments), milestone payments and other amounts. If Discovery fails to comply with such terms and conditions as set forth in such license agreements, its rights thereunder for individual product opportunities could be terminated.

The patent position of firms relying upon biotechnology is highly uncertain and involves complex legal and factual questions. To date, there has emerged no consistent policy regarding the breadth of claims allowed in biotechnology patents or the degree of protection afforded under such patents. Discovery's success will depend, in part, on its ability, and the ability of its licensor(s), to obtain protection for its products and technologies under United States and foreign patent laws, to preserve its trade secrets, and to operate without infringing the proprietary rights of third parties. Discovery has obtained rights to certain patents and patent applications and may, in the future, seek rights from third parties to additional patents and patent applications. There can be no assurance that patent applications relating to Discovery's potential products which have been licensed to date, or that it may license from others in the future, will result in patents being issued, that any issued patents will afford adequate protection to Discovery or not be challenged, invalidated, infringed or circumvented, or that any rights granted thereunder will afford additional competitive advantages to Discovery. Furthermore, there can be no assurance that others have not independently developed, or will not independently develop, similar products and/or technologies, duplicate any of Discovery's products or technologies, or, if patents are issued to, or licensed by, Discovery, design around such patents. There also can be no assurance that the validity of any of the patents licensed to Discovery, would be upheld if challenged by others in litigation or that Discovery's activities would not infringe patents owned by others. Discovery could incur substantial costs in defending itself in suits brought against it or any of its licensors, or in suits in which Discovery may assert, against others, patents in which Discovery has rights. Should Discovery's products or technologies be found to infringe patents issued to third parties, the manufacture, use, and sale of Discovery's products could be enjoined and Discovery could be required to pay substantial damages. In addition, Discovery may be required to obtain licenses to patents or other proprietary rights of third parties, in connection with the development and use of its products and technologies. No assurance can be given that any licenses required under any such patents or proprietary rights would be made available on terms acceptable to Discovery, if at all.

Discovery also relies on trade secrets and proprietary know-how. Discovery requires all employees to enter into confidentiality agreements that prohibit the disclosure of confidential information to third parties and require disclosure and assignment to Discovery of rights to their ideas, developments, discoveries and inventions. In addition, Discovery seeks to obtain such agreements from its consultants, advisors and research collaborators; however, such agreements may not be possible where such persons are employed by universities or other academic institutions that require assignment of employee inventions to them.

THIRD PARTY SUPPLIERS; MANUFACTURING AND MARKETING

To be successful, Discovery's products must be manufactured in commercial quantities under good manufacturing practice ("GMP") requirements set by the FDA at acceptable costs. The FDA periodically inspects manufacturing facilities in the United States in order to assure compliance with applicable GMP requirements. Foreign manufacturers also are inspected by the FDA if their drugs are marketed in the United States. Failure of the foreign or domestic suppliers of Discovery's products or failure of the manufacturers of Discovery's products to comply with GMP regulations or other FDA regulatory requirements would have a material adverse effect on Discovery's business, financial condition and results of operations. Discovery does not have any manufacturing capacity of its own but instead intends to rely on outside manufacturers to produce appropriate clinical grade material for its use in clinical studies for certain of its products.

The active compound in SuperVent(TM) is presently manufactured for several third parties pursuant to GMP standards by an affiliate of Sanofi-Winthrop, Inc. ("Sanofi") a multinational pharmaceutical company. Sanofi is the sole supplier of tyloxapol with GMP standard manufacturing capabilities and there are few alternative non GMP approved sources of supply. Currently, Discovery purchases bulk tyloxapol from Sanofi on an as-needed basis. Although Sanofi has sold a quantity of tyloxapol sufficient for Discovery's proposed Phase 1/2 clinical trial of SuperVent(TM), Discovery does not have an agreement with Sanofi to supply any additional material, either in connection with a Phase 3 clinical trial or, following regulatory approval, for marketing purposes. In addition, Discovery does not intend to enter into an agreement for supply of the formulated drug containing tyloxapol unless it plans to initiate a Phase 3 clinical trial of tyloxapol for the treatment of CF. There can be no assurance that Discovery will be able to enter into a supply agreement with Sanofi or a supplier of the formulated drug on terms acceptable to Discovery, if at all. In such case, Discovery would be required to seek alternate manufacturing sources capable of producing tyloxapol and the formulated drug. There can be no assurance that Discovery will be able to identify and contract with alternative manufacturers on terms acceptable to it, if at all. Any interruption in the supply of tyloxapol would have a material adverse effect on Discovery's business, financial condition and results of operations.

ATI has acquired from J&J experimental compounds, the sinapultide and manufacturing equipment needed to produce and meet its requirements for clinical supplies of Surfaxin(TM). In March 1997, ATI entered into an agreement with Cook Imaging Corporation for the manufacture of Surfaxin(TM) to be used in clinical trials. In February 1998, ATI and Cook entered into an agreement to provide additional batches of Surfaxin(TM) for further clinical trials. ATI does not intend to seek a long-term agreement with Cook and is exploring alternatives for the commercial manufacture of Surfaxin(TM). Failure to identify and reach an agreement with a third party manufacturer would substantially delay ATI's development of Surfaxin(TM) and could have a material adverse effect on Discovery's business, financial condition and results of operations.

Tetrionics, Inc. ("Tetrionics") manufactures, formulates and supplies Discovery with GMP-grade ST-630 for Discovery's investigational and commercial purposes on an as-needed basis. Tetrionics presently manufactures and supplies ST-630 to Penederm, Inc., in the United States for investigational topical use for the treatment of psoriasis. Discovery does not have a long-term supply agreement with Tetronics or any other suppliers for ST-630. Any interruption of Discovery's supply of ST-630 could substantially delay Discovery's development efforts with respect to ST-630 and could have a material adverse effect on Discovery's business, financial condition and results of operations.

Pursuant to the Boehringer Ingelheim License Agreement, Boehringer Ingelheim has in the past provided Discovery with quantities of Apafant sufficient to meet Discovery's requirements. However, Boehringer Ingelheim has advised Discovery that it will not be in a position to meet Discovery's Apafant requirements in the future. There can be no assurance that Discovery will not experience delays or other supply problems that may materially adversely affect Discovery's research and development efforts with respect to Apafant or that Discovery will be able to obtain an alternate source of supply on a timely basis. Apafant Injection is currently manufactured by Pharmaceutical Development Center ("PDC"). There can be no assurance that PDC will agree to manufacture these products to meet Discovery's future needs to supply its clinical trials. It is anticipated that prior to marketing, if any, a new commercial manufacturer of Apafant Injection will need to be identified, qualified under GMP standards, and its manufacturing process validated in a manner acceptable to regulatory authorities. There can be no assurance that a new manufacturer can be identified, qualified and validated on a timely basis.

The active compound (AN10) in Discovery's AN10 Topical product has previously been manufactured by Chemsyn. Discovery has no long-term agreement with Chemsyn for the production of AN10. AN10 Topical is currently manufactured by PDC. Discovery has no long-term agreement with PDC for the production of AN10 Topical or Novaheme.

It is Discovery's long-term goal to market SuperVent(TM) for CF and possibly certain of its other products through a direct sales force (or, in the case of SuperVent(TM), possibly through the distribution capabilities of the Cystic Fibrosis Foundation), if and when any necessary regulatory approvals are obtained. Discovery currently has no marketing and sales experience and no marketing or sales personnel. Unless a sales force is established, Discovery will be dependent on corporate partners or other entities for the marketing and selling of its products. There can be no assurance that Discovery will be able to enter into any satisfactory arrangements for the marketing and selling of its products. The inability of Discovery to enter into such third party distribution, marketing and selling arrangements for its anticipated products could have a material adverse effect on Discovery's business, financial condition and results of operations.

COMPETITION

Discovery is engaged in highly competitive fields of pharmaceutical research. Competition from numerous existing companies and others entering the fields in which Discovery operates is intense and expected to increase. Discovery expects to compete with, among others, conventional pharmaceutical companies. Most of these companies have substantially greater research and development, manufacturing, marketing, financial, technological, personnel and managerial resources than Discovery. Acquisitions of competing companies by large pharmaceutical or health care companies could further enhance such competitors' financial, marketing and other resources. Moreover, competitors that are able to complete clinical trials, obtain required regulatory approvals and commence commercial sales of new products before Discovery could enjoy a significant competitive advantage. There are also existing therapies that will compete with Discovery's products under development.

Genentech has marketed Pulmozyme(TM) in the United States and Canada as a CF therapy since early 1994. Pulmozyme(TM) reduces the viscosity of CF mucus by cleaving the DNA released from destroyed inflammatory, epithelial and bacterial cells which collect in mucus and contribute to its abnormal viscosity and adherence. The approximate yearly cost of Pulmozyme(TM) treatment for an average patient is $11,000. Discovery believe that the high cost of this treatment may reduce its competitive profile as compared with SuperVent(TM).

Presently, there are no approved drugs that are specifically indicated for MAS or ARDS. Current therapy consists of general supportive care and mechanical ventilation. Three products are specifically approved for the treatment of IRDS. Exosurf(TM), marketed by Glaxo Wellcome, contains only phospholipids and synthetic organic detergents and no stabilizing protein or peptides. Survanta(TM), which has been shown to be more effective than Exosurf(TM) in clinical trials, is an extract of bovine lung that contains the cow version of Surfactant Protein B. Recently, Forest Laboratories has obtained an approvable letter from the FDA for its calf lung surfactant, Infasurf(TM), for use in IRDS. Although none of the three approved surfactants for IRDS is approved for ARDS, which is a significantly larger market, there are a significant number of other potential therapies in development for the treatment of ARDS that are not surfactant related. Any of these various drugs or devices could significantly impact the commercial opportunity for Surfaxin(TM). Although the Company believes that synthetic surfactants such as Surfaxin(TM) will be less expensive to produce than the animal-derived products approved for the treatment of IRDS, there can be no assurance that the Company's Surfaxin(TM) product will be successfully developed and commercialized.

There are numerous approved therapies for osteoporosis which will compete with ST-630. Such therapies include estrogen, which is of proven benefit in treating osteoporosis in postmenopausal women, but is associated with significant adverse effects (including increased breast and uterine cancer risk); Fosamax(TM) (alendronate), a drug of the bisphosphonate class marketed by Merck; Evista(TM) a selective estrogen receptor modulator marketed by Eli Lilly; and Miacalcin(TM), a nasally administered calcitonin marketed by Sandoz Pharmaceuticals. In addition, there are a number of therapies in development for osteoporosis that potentially will compete with ST-630.

Discovery is aware that British Biotech plc ("BBP") is currently developing lexipafant, another platelet activating factor antagonist, for the treatment of patients with pancreatitis. BBP is currently engaged in Phase 3 clinical trials in the United States and had filed for marketing approval in the European Union although that approval will not be forthcoming pending review of the current Phase 3 study once completed. If lexipafant is approved prior to Apafant, it may increase the cost and time required to obtain approval of Apafant, or limit the indications for which Apafant may be marketed if it is approved. There can be no assurance that Apafant will prove more efficacious than lexipafant in treating patients with pancreatitis or, if approved, that Apafant will gain market acceptance.

Discovery is aware that there are several additional butyrate-related treatments for blood disorders that would directly compete with Discovery's Novaheme(TM) product under development and, therefore, potentially affect Discovery's ability to outlicense such product.

GOVERNMENT REGULATION

The testing, manufacture, distribution, advertising and marketing of drug products are subject to extensive regulation by governmental authorities in the United States and other countries. Prior to marketing, any pharmaceutical products developed or licensed by Discovery must undergo an extensive regulatory approval process required by the FDA and by comparable agencies in other countries. This process, which includes preclinical studies and clinical trials of each pharmaceutical compound to establish its safety and efficacy and confirmation by the FDA that good laboratory, clinical and manufacturing practices were maintained during testing and manufacturing, can take many years, requires the expenditure of substantial resources and gives larger companies with greater financial resources a competitive advantage over Discovery. The FDA review process can be lengthy and unpredictable, and Discovery may encounter delays or rejections of its applications when submitted. If questions arise during the FDA review process, approval may take a significantly longer period of time. Generally, in order to gain FDA approval, a company first must conduct preclinical studies in a laboratory and in animal models to obtain preliminary information on a compound's efficacy and to identify any safety problems. The results of these studies are submitted as part of an IND application that the FDA must review before human clinical trials of an investigational drug can start.

Clinical trials are normally done in three phases and generally take two to five years or longer to complete. Typically, clinical testing involves a three-phase process. Phase 1 consists of testing the drug product in a small number of humans to determine preliminary safety and tolerable dose range. Phase 2 involves larger studies to evaluate the effectiveness of the drug product in humans having the disease or medical condition for which the product is indicated and to identify possible common adverse effects in a larger group of subjects. Phase 3 consists of additional controlled testing to establish clinical safety and effectiveness in an expanded patient population of geographically dispersed test sites, to evaluate the overall benefit-risk relationship for administering the product and to provide an adequate basis for product labeling.

After completion of clinical trials of a new drug product, FDA and foreign regulatory authority marketing approval must be obtained. A New Drug Application ("NDA") submitted to the FDA generally takes one to three years to obtain approval. If questions arise during the FDA review process, approval may take a significantly longer period of time. The testing and approval processes require substantial time and effort and there can be no assurance that any approval will be granted on a timely basis, if at all. Even if regulatory clearances are obtained, a marketed product is subject to continual review, and later discovery of previously unknown problems or failure to comply with the applicable regulatory requirements may result in restrictions on the marketing of a product or withdrawal of the product from the market as well as possible civil or criminal sanctions. For marketing outside the United States, Discovery also will be subject to foreign regulatory requirements governing human clinical trials and marketing approval for pharmaceutical products. The requirements governing the conduct of clinical trials, product licensing, pricing and reimbursement vary widely from country to country. None of Discovery's products under development have been approved for marketing in the United States or elsewhere. No assurance can be given that Discovery will be able to obtain regulatory approval for any such products under development. Failure to obtain requisite governmental approvals or failure to obtain approvals of the scope requested will delay or preclude Discovery or its licensees or marketing partners from marketing their products, or limit the commercial use of the products, and thereby could have a material adverse effect on Discovery's business, financial condition and results of operations.

EMPLOYEES

Discovery utilizes a product development strategy that involves contracting out research, development and manufacturing functions to third parties in order to minimize the expense and overhead associated with full-time employees. Consistent with this strategy, Discovery has only 8 employees, two of whom devote only a portion of their time to the business of Discovery. Similarly, ATI has only 13 employees. The Company's future success depends in significant part upon the continued service of its key scientific personnel and executive officers and its continuing ability to attract and retain highly qualified scientific and managerial personnel. Competition for such personnel is intense and there can be no assurance that the Company can retain its key employees or that it can attract, assimilate or retain other highly qualified technical and managerial personnel in the future.

LEGAL PROCEEDINGS

The Company is not aware of any pending or threatened legal actions other than disputes in immaterial amounts arising in the ordinary course of its business.

FACILITIES

Discovery currently has its executive offices at 509 Madison Avenue, 14th Floor, New York, New York 10022. The Company's telephone number is (212) 223-9504 and its facsimile number is (212) 688-7978.

ATI currently has its executive offices at 3359 Durham Road, Doylestown, PA 18901. ATI's telephone number is (215) 794-3064 and its facsimile number is
(215) 794-3239.

                         ELECTION OF DISCOVERY DIRECTORS

The Board of Directors currently consists of ten directors. It is a condition to the Merger that a Board of Directors of the Company consisting of the following nominees be elected at the 1998 Annual Meeting, and, accordingly, the Board of Directors has nominated each such person to serve as a director in the ensuing year in the event Discovery's 1998 Stock Incentive Plan (the adoption of which is also a condition to the Merger) and the Merger Agreement are approved:

Nominee                              Age   Year First Elected a Director/*/
-------                              ---   --------------------------------

Steve H. Kanzer, C.P.A., Esq.(1)(2)   34               1996
Robert Capetola, Ph.D.(2)             48                 --
Milton Packer, M.D.(2)                46                 --
Richard G. Power(2)                   68                 --
Mark G. Rogers, M.D.(1)(2)(3)         54               1996
Marvin E. Rosenthale, Ph.D            63                 --
Max Link, Ph.D.(2)(4)                 54               1996
Herbert H. McDade, Jr. (3)(4)         70               1996
Richard Sperber                       55               1994
David Naveh, Ph.D                     44               1996

Each of the following persons has been nominated by the Board of Directors to serve as a director during the ensuing year in the event the Merger is not consummated:

Nominee                              Age   Year First Elected a Director/*/
-------                              ---   --------------------------------

Steve H. Kanzer, C.P.A., Esq.(1)(2)   34               1996
James S. Kuo, M.D.(1)(2)              33               1996
Evan Myrianthopoulos                  33               1996
Juerg Geigy, Esq                      62               1996
Mark G. Rogers, M.D.(1)(2)(3)         54               1996
Max Link, Ph.D. (2)                   54               1996


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

Herbert H. McDade, Jr.(3)(4)          70               1996
Richard Sperber                       55               1994
David Naveh, Ph.D                     44               1996

      * Includes periods of service as a director of Discovery Laboratories, Inc., a former Delaware corporation ("Old Discovery"), a predecessor to the Company.

1.  Member of the Executive Committee
2.  Member of ATI Board
3.  Member of the Compensation Committee
4.  Member of the Audit Committee

Each nominee has consented to be named as a nominee and, to the present knowledge of the Company, is willing and able to serve as a director, if elected. Should any of the nominees not remain a candidate at the end of the 1998 Annual Meeting (a situation which is not expected), proxies solicited hereunder will be voted in favor of those who remain as candidates and may be voted for substitute nominees, unless the Board determines to reduce the number of directors. Unless contrary instructions are given on the proxy, the shares represented by a properly executed proxy will be voted "FOR" the election of the alternative slates of nominees set forth above.

The principal occupation and qualifications of each nominee for Director are as follows:

Steve H. Kanzer, C.P.A., Esq. has served as Chairman of the Board of Directors of Discovery Laboratories, Inc. since the effective time of the 1997 Merger. From June 1996 until such time he was the Chairman of the Board of Old Discovery. He has been a Director of ATI since November 1996. Mr. Kanzer is also a Senior Managing Director of Paramount Capital, Inc. ("Paramount Capital"), a biotechnology investment bank, and Paramount Investments, LLC ("Paramount Investments"), a medical venture capital group that is an affiliate of Paramount Capital. Mr. Kanzer is a founder and currently a director of Boston Life Sciences, Inc. and Atlantic Pharmaceuticals, Inc. and is currently a director of Endorex, Inc. He has been a founder and director of several other public and private biotechnology companies including Avigen, Inc., Titan Pharmaceuticals, Inc. and Xenometrix, Inc. From October 1991 until January 1995, Mr. Kanzer was General Counsel of The Castle Group Ltd, an affiliate of Paramount Capital. From 1988 to 1991, Mr. Kanzer was an attorney at the law firm of Skadden, Arps, Meagher, Slate, & Flom. Mr. Kanzer received his J.D. from New York University School of Law and a B.B.A. in Accounting from Baruch College. He devotes only a portion of his time to the business of the Company.

Robert J. Capetola, Ph.D. has served as Chairman and Chief Executive Officer of ATI since its inception in October 1996. From February 1994 to May 1996, Dr. Capetola was Managing Director of Delta Biotechnology, a subsidiary of Ohmeda Pharmaceutical Products Division, a division of The BOC Group, plc ("Ohmeda"), in the U.K. He also served on the Board of Directors of Delta Biotechnology. From December 1992 to September 1996, Dr. Capetola served as Vice President of Research and Development at Ohmeda. He served on Ohmeda's operating board and was responsible for all aspects of Ohmeda's research and development, including preclinical research and development, clinical development, biometrics and regulatory affairs. From 1977 to 1992, Dr. Capetola held a variety of positions as a drug discovery scientist at Johnson & Johnson Pharmaceutical Research Institute, including Senior Worldwide Director of Experimental Therapeutics. Dr. Capetola received his B.S. from the Philadelphia College of Pharmacy & Science and his Ph.D. in pharmacology from Hahnemann Medical College.

Max Link, Ph.D., has served as a Director of Discovery since the effective time of the 1997 Merger and was a Director of Old Discovery from 1996 until such time. He has been a Director of ATI since October 1996. Dr. Link has held a number of executive positions with pharmaceutical and health care companies. He currently serves on the Boards of Directors of six publicly-traded life science companies: Alexion Pharmaceuticals, Inc., Protein Design Labs, Inc., Human Genome Sciences, Inc., Cell Therapeutics, Inc., Procept, Inc. and Access Pharmaceuticals, Inc. From May 1993 until June 1994, Dr. Link was Chief Executive Officer of Corange Limited, the parent company of Boehringer Mannheim and DePuy, an orthopedic company. Prior to joining Corange, he served in a number of positions within Sandoz Pharma, Ltd., including Chief Executive Officer from 1990 until April 1992, and Chairman from April 1993 until May 1993.

Juerg F. Geigy, Esq. has served as a Director of Discovery since the effective time of the 1997 Merger and was a Director of Old Discovery from June 1996 until such time. Dr. Geigy is an attorney at law in Basel, Switzerland specializing in corporate and tax law, portfolio management and venture capital consulting. Dr. Geigy is a director of the following companies: Pitney Bowes (Switzerland) AG, U.S. Ventures S.A., Strategic Healthcare Investment Fund and Rothschild Bank AG. Dr. Geigy has been a director of J. Henry Schroder Bank AG, Biogen S. A., Bank Julius Baer International Limited, Baer Holding AG, Great Pacific Capital S.A. and Petroferm N.V. Dr. Geigy has also been a member of the Advisory Board of Massey Burch Investment Group, a Vice-Chairman and CEO of Rothschild Corporate Finance Ltd., Chief Executive Officer of Julius Baer Atlantic Limited and a member of the Management Committee of Bank Julius Baer & Co. AG. Dr. Geigy has held the position of Treasurer of the parent company of Ciba Geigy Ltd., and Group Treasurer of J.R. Geigy Limited.

Herbert H. McDade, Jr. has served as a Director of Discovery since the effective time of the 1997 Merger and was a Director of Old Discovery from June 1996 until such time. Mr. McDade is the Chairman of Access Pharmaceutical and a member of the Boards of Directors of two publicly-held companies, Cytrx Corporation and Shaman Pharmaceuticals, and Clarion Pharmaceuticals, Inc., which is privately held. Mr. McDade was employed with the Upjohn Company for 20 years and for 14 years as President of Revlon Health Care International.

Mark C. Rogers, M.D. has served as a Director of Discovery since the effective time of the 1997 Merger and was a Director of Old Discovery from June 1996 until such time. Dr. Rogers has been Senior Vice President, Corporate Development and Chief Technology Officer at Perkin-Elmer Corporation since 1996. Prior to Perkin-Elmer, Dr. Rogers was the Vice Chancellor for Health Affairs, Executive Director and Chief Executive Officer of Duke University Hospital and Health Network from 1992 to 1996. Prior to his employment at Duke, Dr. Rogers was on the faculty of Johns Hopkins University for 15 years where he served as Distinguished Faculty Professor and Chairman of the Department of Anesthesiology and Critical

Care Medicine, Associate Dean for Clinical Practice, Director of the Pediatric Intensive Care Unit and Professor of Pediatrics. Dr. Rogers received his M.D. from Upstate Medical Center and his M.B.A. from The Wharton School of Business. He received his B.A. from Columbia University and held a Fulbright Scholarship

Richard Sperber has been a Director of Discovery since May 1994. Mr. Sperber has been President and Chief Executive Officer of The Global Medicines Group Inc., a consulting firm, since 1991. From 1988 to 1991 Mr. Sperber was a Director and Head of Business Development and Strategic Planning for Glaxo Pharmaceuticals U.K. Ltd., a subsidiary of Glaxo Holdings plc. Prior to his employment at Glaxo, Mr. Sperber held a variety of positions including Area Director for Ayerst International, responsible for Southeast Asia, and Director of Marketing for Schering-Plough Corp. responsible for Canada, Japan, Australia and Southeast Asia. Mr. Sperber received his B.S. from the University of Denver and attended graduate school at Columbia University.

David Naveh, Ph.D. has been a Director of Discovery since May 1996. Dr. Naveh has served as Director of Process Technology for Bayer Corporation since September 1994 and was Director of Process Development from 1992 through 1994. Dr. Naveh was Director of Biotechnology Operations for Centocor from 1990 to 1992 and was Director of Purification for Centocor from 1989 to 1990. From 1984 to 1988, Dr. Naveh was a manager at Schering-Plough Corp. Dr. Naveh was on the faculty of the University of Wisconsin, Madison as Assistant Professor from 1982 to 1984. He received his B.Sc. and M.S. in 1990 from the Technion, Haifa, Israel and his Ph.D. from the University of Minnesota.

Richard G. Power is a Principal and Executive Director of The Sage Group, founded in 1994, which specializes in providing strategic and transactional services to the managements and boards of, and investors in, health care companies. He serves on the Board of Directors of The Quantum Group, and Neuromedica, Inc. From 1980 to 1994, Mr. Power served as President of R.G. Power & Associates, Inc., which specializes in worldwide business development and financing strategy for the health care industry. From 1955 to 1980, Mr. Power held senior management positions with several pharmaceutical industry firms, including SmithKline, Searle and as a corporate officer at J&J Mr. Power received his B.A. from Loras College in 1951, and attended graduate school at the University of Wisconsin.

Marvin E. Rosenthale, Ph.D. has served as President and Chief Executive Officer of Allergan Ligand Retinoid Therapeutics, Inc. ("ALRT") from 1994 until 1997. He joined the ALRT joint venture formed by Allergan and Ligand, the entity through which they combined their resources to pursue the development of retinoid research and development prior to ALRT, in August 1993 as Vice President. Prior to joining ALRT, Dr. Rosenthale served as Vice President, Drug Discovery Worldwide, at R. W. Johnson Pharmaceutical Research Institute from 1990 to 1993. From 1977 to 1990, Dr. Rosenthale served in a variety of positions in drug discovery research for Ortho Pharmaceutical Corporation, including director of the divisions of pharmacology and biological research and executive director of drug discovery research. From 1960 to 1977, he served in various positions with Wyeth Laboratories. Dr. Rosenthale received a Ph.D. in pharmacology from Hahnemann Medical College & Hospital, an M.Sc. in pharmacology from

Philadelphia College of Pharmacy and Science and a B.Sc. in pharmacy from Philadelphia College of Pharmacy.

Milton Packer, M.D. has served in a variety of roles since 1992 and currently is the Dickinson W. Richards, Jr. Professor of Medicine, Professor of Pharmacology, Chief of the Division of Circulatory Physiology at the Columbia University College of Physicians and Surgeons, and Director of the Heart Failure Center at the Columbia Presbyterian Hospital. He is also a Clinical Research Scholar at Columbia. Dr. Packer's major research is focused on the pathophysiology and treatment of heart failure. He is on the Executive Committee of both the American Heart Association and the American College of Cardiology. He is a primary consultant to the National Institutes of Health and the Food and Drug Administration on the management of heart failure and on matters related to cardiovascular research and drug development and health care policy. From 1988 to 1992, Dr. Packer was Professor of Medicine at the Mt. Sinai School of Medicine. Dr. Packer received his B.S. degree from the Pennsylvania State University in 1971 and his M.D. degree from the Jefferson Medical College in 1973.

James S. Kuo, M.D. has served as President, Chief Executive Officer and a Director of Discovery since the effective time of the 1997 Merger. From March 1996 until such time he held such positions with Old Discovery. He has been a Director of ATI since November 1996. Prior to joining Old Discovery, Dr. Kuo was employed from May 1995 to March 1996 by Pfizer, Inc., a multinational pharmaceutical company, as Associate Director of the Corporate Licensing and Development Division. At Pfizer, Dr. Kuo, was directly responsible for cardiovascular licensing and development, a business segment with approximately $2.9 billion in sales in 1995. Prior to his employment with Pfizer, Dr. Kuo, from September 1992 to May 1995, was Managing Director of Venture Analysis at HealthCare Investment Corporation, a venture capital fund which managed over $375 million in venture funds predominantly devoted to start up biopharmaceutical companies. Prior to his employment at HealthCare Investment Corporation, Dr. Kuo was Vice President of The Castle Group Ltd., a medical venture capital group. Dr. Kuo received his M.D. from The University of Pennsylvania School of Medicine and obtained his M.B.A. from The Wharton School of Business where he concentrated in health care management and finance. He received his B.A. in molecular biology from Haverford College and has conducted and published research at The Wistar Institute in Philadelphia.

Evan Myrianthopoulos has served as Chief Financial Officer of Discovery since December 1997 and as Chief Operating Officer, Secretary and a Director of Discovery since the effective time of the 1997 Merger. From June 1996 until such time he held such positions (other than Chief Financial Officer) with Old Discovery. Prior to joining Old Discovery, he was a Technology Associate of Paramount Capital Investments, L.L.C. from December 1995 until January 1997. Before joining Paramount Capital Investments, LLC, Mr. Myrianthopoulos managed a hedge fund for S + M Capital Management in Englewood Cliffs, New Jersey. The fund specialized in syndicate and secondary stock issues and also engaged in arbitrage of municipal and mortgage bonds. Prior to his employment with S + M Capital Management, Mr. Myrianthopoulos was employed at the New York Branch of National Australia Bank where he was Assistant Vice President of Foreign Exchange trading. Mr. Myrianthopoulos received a B.A. in Economics and Psychology from Emory University in 1986.

Meetings and Committees of the Board of Directors and Designated Directors

The Board held 10 meetings during Discovery's 1997 fiscal year. Each of Discovery's incumbent directors attended at least 75% of the aggregate of all meetings of the Board and of all committees on which he was a member held during the year except for Mr. Sperber, who attended 70% of such meetings. The standing committees of the Board are the Executive Committee, the Audit Committee and the Compensation Committee. The Company does not have a Nominating Committee. The Executive Committee was created in December 1997 and did not hold any meetings during the last fiscal year. The Executive Committee consists of Mr. Kanzer, Dr. Kuo and Dr. Rogers. The Executive Committee is responsible for specific matters delegated to it from time to time by the entire Board. The Audit Committee did not meet during the 1997 fiscal year. The Audit Committee was reconstituted during December 1997 to consist of Messrs. Link and McDade and took action during January 1998 to appoint RAE as Discovery's auditors. The function of the Audit Committee is to review the results and scope of audits, internal accounting controls, tax and other accounting related matters and to review with the Company's independent auditors the scope and results of their engagement. The Compensation Committee did not meet during the last fiscal year. The Compensation Committee was reconstituted during December 1997 to consist of Messrs. McDade and Rogers. The function of the Compensation Committee is to review and evaluate the compensation of the Company's executive officers and administer the Company's stock option plans. Neither Mr. McDade nor Dr. Rogers serves as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

Discovery has agreed, if requested by D.H. Blair Investment Banking Corp. ("Blair"), the underwriter of Discovery's initial public offering (the "IPO"), which was consummated in August and September of 1995, to nominate a designee of Blair to Discovery's Board of Directors for a period of five years ending August 8, 2000. Dr. Naveh has been designated as a nominee at the request of Blair.

DIRECTOR COMPENSATION

Pursuant to Discovery's 1995 Stock Option Plan, non-employee Directors of Discovery are entitled to receive an award of options for the purchase of 1,667 shares of Discovery Common Stock upon their election to the Discovery Board and an annual award of options for the purchase of 333 shares of Common Stock following each annual meeting of stockholders at which they are reelected. Director options are exercisable at a price per share of Discovery Common Stock equal to the fair market value of the Discovery Common Stock on the date of grant, become exercisable in four equal annual installments commencing six months from the date of grant and expire upon the earlier of ten years after the date of grant or 90 days after the termination of the Director's service on the Discovery Board. In addition, each Discovery Director receives cash compensation in the amount of $1,000 per quarter, $1,000 for each meeting of the Board of Directors attended in person and $500 for each meeting of the Board of Directors attended telephonically. Directors are not precluded from serving the Company in any other capacity and receiving compensation therefor.

In connection with their appointment to the ATI Board of Directors in October and November of 1996, each of Messrs. Link and Rogers received an option grant to purchase 8,000 shares of ATI Common Stock and each of Messrs. Packer and Rosenthale received an option grant to purchase 2,000 shares of Common Stock under ATI's 1996 Stock Option/Stock Issuance Plan. Each option has an exercise price of $0.32 per share and has a maximum term of ten years, subject to earlier termination should the optionee's service cease. Each option is immediately exercisable with respect to all of the option shares. Twenty-five percent of the option shares are fully vested as of the date of grant. The remaining shares are unvested and subject to repurchase by ATI, at the exercise price paid per share, in the event of the optionee's termination of service prior to vesting. The optionee vests in the option shares in equal annual installments over the three years of service completed after the option grant date.

Assuming approval by Discovery's stockholders of the 1998 Stock Incentive Plan at the 1998 Annual Meeting, each individual who has previously served as a non-employee Board member of Discovery or ATI and who is to serve as a non-employee Board member of the Company following the Merger will automatically be granted at that meeting a stock option to purchase 10,000 shares of Common Stock.. Each individual who first becomes a non-employee member of the Board of the Company or any of its subsidiaries after the date of the 1998 Annual Meeting, whether through election by the stockholders or appointment by the Board, will receive, at the time of such initial election or appointment, an automatic option grant for 20,000 shares of Discovery Common Stock and, in addition, following each annual meeting of stockholders at which they are reelected, will receive an option grant under the Automatic Option Grant Program of such plan for 10,000 option shares provided that such individual has served as a non-employee Board member for at least six months. Each such option will have an exercise price equal to 60% of the fair market value of Discovery Common Stock on such date and will have a maximum term of ten years, subject to earlier termination should the optionee cease to serve as a Director of the Company. Each option will be immediately exercisable for all of the option shares. However, the option shares will be subject to repurchase by the Company, at the exercise price paid per share, in the event of the optionee's termination of service prior to vesting in the shares. The optionee will vest in the option shares in four equal annual installments commencing six months after the date of grant. See "Adoption of 1998 Stock Incentive Plan".

In the event the Merger is not approved by the stockholders at the 1998 Annual Meeting, the 1998 Stock Incentive Plan will not be implemented and the Directors of Discovery will continue to receive option grants, as described above, under Discovery's 1995 Stock Option Plan.

EXECUTIVE COMPENSATION

The following Summary Compensation Table sets forth the compensation earned by the persons who served as Discovery's chief executive officer during the last completed fiscal year (the "Named Officers" for services rendered in all capacities to Discovery for each of the last three completed fiscal years). No other executive officer earned compensation in excess of $100,000 for services rendered to the Company during the last completed fiscal year, and no executive officer who would have otherwise been included in such table resigned or terminated employment during that year.

                          Summary Compensation Table
                          --------------------------

                                       Annual Compensation                 Long Term Compensation Awards
                                       -------------------                 -----------------------------
                                                                                             Securities
Name and                                                   Other Annual     Restricted       Underlying      All Other
Principal Position        Year     Salary       Bonus      Compensation    Stock Award(s)   Options/SARs    Compensation
------------------        ----     ------       -----      ------------    --------------   ------------    ------------
                                    ($)          ($)           ($)             ($)              (#)             ($)
James S. Kuo,M.D          1997   $ 175,000   $  50,000(1)       --              --             77,831            --
President, Chief          1996   $ 102,708   $  30,000(1)       --             (2)                 --            --
Executive Officer &       1995          --          --          --              --                 --            --
Director

Vaughan Shalson           1997   $ 150,013          --          --              --                 --            (3)
Former President and      1996          --          --          --              --                 --            --
Chief Executive Officer   1995          --          --          --              --                 --            --

S. Mark Moran, M.D        1997   $  43,885          --          --              --                 --            --
Former President and      1996   $ 190,657   $ 157,185          --          $ 120,000          27,439            --
Chief Executive Officer   1995   $ 138,750   $ 120,000          --              --             20,948            --

(1) Bonus amounts earned by Dr. Kuo with respect to 1996 and 1997 were paid to Dr. Kuo in 1997 and 1998, respectively.

(2) In May 1996, Old Discovery issued 340,000 shares of Old Discovery common stock, par value $0.001 per share ("Old Discovery Common Stock") to Dr. Kuo at a purchase price of $0.002. At the time of issuance, there was no market for such shares. Such shares were converted into 132,313 shares of Discovery Common Stock as a result of the 1997 Merger and the Reverse Split.

(3) Mr. Shalson is entitled to six months' salary as a severance payment pursuant to his employment agreement with the Company, as amended. $15,417 of such amount is included in his 1997 salary amount.

                      Option Grants In Last Fiscal Year(1)

The following table contains information concerning the stock option grants made to the Named Officers for the fiscal year ended December 31, 1997. No stock appreciation rights were granted to these individuals during such year.

                                    Number of Securities     % of Total Options
                                        Underlying          Granted to Employees    Exercise or Base
     Name            Expiration Date  Options Granted         in Fiscal Year        Price ($/sh)(2)
     ----            ---------------  ---------------         --------------        ---------------
James S. Kuo, M.D.(3)   1/20/07            77,831                 21.8%                 $   0.51
Vaughan Shalson        11/25/99            60,666                 17.0%                 $   4.50
S. Mark Moran, M.D           --                --                   --                        --

(1) Based on combined issuances by the Company and Old Discovery. The options granted to Dr. Kuo during 1997 vest according to the following schedule: 25% as of January 1, 1997 and 2.1% on the last day of each month commencing January 31, 1997. The options granted to Mr. Shalson during 1997 are vested and exercisable immediately.

(2) The exercise price of options issued by Discovery [and options issued by Old Discovery] may be paid in cash, in shares of Discovery Common Stock valued at the fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. Discovery may also finance the exercise [of options issued by Discovery] by loaning the optionee sufficient funds to pay the exercise price for the purchased shares.

(3) Represents options granted to Dr. Kuo as Chief Executive Office of Old Discovery and assumed by the Company in the Merger.

    Aggregate Option Exercises In Last Fiscal Year And Fiscal Year-End Option
                                    Values

The following table sets forth information concerning option exercises and option holdings for the fiscal year ended December 31, 1997 with respect to the Named Officers. No stock appreciation rights were exercised during such year or were outstanding at the end of that year.


                                      Number of Securities Underlying          Value of Unexercised
                                     Unexercised Options at FY-End (#)  In The Money Options at FY-End(1)
                  Shares Acquired    ---------------------------------  ---------------------------------
Name              on Exercise(#)     Exercisable     Unexercisable(2)   Exercisable     Unexercisable(2)
----              --------------     -----------     ----------------   -----------     ----------------
James S. Kuo,M.D.       --             38,915             38,915(3)        $130,948         $130,948
Vaughn Shalson          --             60,666                 --                  0               --
S. Mark Moran        2,000                 --                 --                 --               --

(1) Based on the fair market value of the Discovery Common Stock at year-end, $3.875 per share, less the exercise price payable for such shares.

(2) Will become fully vested and exercisable upon Dr. Kuo's termination in connection with the Merger.

Employment Agreements

In March 1996, Old Discovery entered into a three-year employment agreement with Dr. Kuo (the "Kuo Employment Agreement"). The Kuo Employment Agreement was assumed by the Company in connection with the 1997 Merger. Pursuant to the Kuo Employment Agreement, Dr. Kuo received a salary of $145,000 per annum during 1996 and a salary of $175,000 per annum during 1997. Dr. Kuo received cash bonuses of $30,000 with respect to fiscal year 1996 and $50,000 with respect to fiscal year 1997. Pursuant to his employment agreement, Dr. Kuo is entitled to health and life insurance coverage for his family. On March 20, 1996, under the Kuo Employment Agreement, Dr. Kuo purchased 340,000 shares of Common Stock of Old Discovery for $0.002 per share. Such shares were converted into 132,313 shares of Discovery Common Stock in the 1997 Merger. A portion of such shares of Discovery Common Stock are subject to the Company's right of repurchase in the event that Dr. Kuo's employment is terminated prior to the end of the three-year term of the Kuo Employment Agreement; provided, however, that in the event that Dr. Kuo's employment is terminated subsequent to the Merger, and certain conditions are satisfied, the Company's right to repurchase such shares will lapse.

In June 1996, Old Discovery entered into manager agreements with Mr. Kanzer and Mr. Myrianthopoulos (the "Manager Agreements"). Pursuant to Mr. Kanzer's Manager Agreement, which was assumed by the Company in the 1997 Merger, Mr. Kanzer is entitled to $3,000 per month, while such Manager Agreement remains in effect. Such Manager Agreement is terminable at any time by the Company. Mr. Myrianthopoulos' Manager Agreement, pursuant to which he was entitled to receive $1,500 per month, was terminated in June 1996 when Mr. Myrianthopoulos became a full-time employee of Old Discovery.

Upon consummation of the Merger, Dr. Capetola will become the President and Chief Executive Officer of Discovery and the remaining ATI Management Members will assume executive positions at Discovery corresponding to their present positions with ATI and on substantially their present terms, including compensation terms.

The employment agreements between ATI and the remaining ATI Management Members (the "ATI Management Members' Employment Agreements"), provide for aggregate base compensation in the amount of $829,000 for each year of their respective three year employment terms. Pursuant to the ATI Management Members' Employment Agreements, the ATI Management Members are eligible to receive incentive bonuses at the discretion of, and in amounts to be determined by, ATI's Chief Executive Officer. The ATI Management Members' Employment Agreements also provide that such employees are entitled to health and disability benefits and life insurance in the amount of the employee's annual base compensation. In the event of termination without cause, the ATI Management Members' Employment Agreements typically provide for severance payments of either 3 or 6 months subject to set-off.

                      ADOPTION OF 1998 STOCK INCENTIVE PLAN

Discovery's stockholders are being asked to approve the 1998 Stock Incentive Plan, which will serve as the successor to Discovery's existing 1993 Stock Option Plan and 1995 Stock Option Plan (the "Predecessor Plans"). The Board of Directors of Discovery considers it advisable at this time to replace the Predecessor Plans with a new equity incentive program which will
(i) make an additional 1,002,862 shares of Discovery Common Stock available for issuance to the Company's service providers pursuant to equity incentive awards,
(ii) modify the automatic option grant program for the Company's non-employee Board members and (iii) make certain other improvements which will facilitate administration of the Company's equity incentive programs. The Board believes the increase in the number of shares available for issuance under equity incentive plans is necessary, particularly in light of the Merger, in order to ensure that the Company will have a sufficient reserve of Discovery Common Stock to continue to utilize stock option grants as an equity incentive to attract and retain the services of those individuals essential to the Company's growth and financial success.

The 1998 Stock Incentive Plan became effective upon its adoption by the Board of Directors of Discovery on March 24, 1998, subject to approval by Discovery's stockholders at the 1998 Annual Meeting. The Predecessor Plans will terminate, and no further option grants or share issuances will be made under the Predecessor Plans, after approval by Discovery's stockholders of the 1998 Stock Incentive Plan. However, all outstanding options under the Predecessor Plans will continue to be governed by the terms and conditions of the existing option agreements for those grants.

The following is a summary of the principal features of the 1998 Stock Incentive Plan, together with the tax and accounting implications applicable to transactions effected under such plan. However, the summary does not purport to be a complete description of all the provisions of the 1998 Stock Incentive Plan and is qualified in its entirety by reference to such plan, a copy of which is annexed hereto as Annex B.

Structure

Three separate equity incentive programs will be implemented under the 1998 Stock Incentive Plan: (i) the Discretionary Option Grant Program, (ii) the Stock Issuance Program and (iii) the Automatic Option Grant Program. The principal features of each program are described below.

Administration

The Compensation Committee of the Board of Directors of the Company will serve as the initial Plan Administrator with respect to the Discretionary Option Grant and Stock Issuance Programs. However, the Board may also administer those programs or one or more additional Board committees may be appointed to administer those programs with respect to certain designated classes of individuals in the Company's service. The term "Plan Administrator" as used in this summary will mean the Compensation Committee, the Board and any other appointed committee acting within the scope of its administrative authority under the 1998 Stock Incentive Plan. Administration of the Automatic Option Grant Program will be self-executing in accordance with the express provisions of such program.

Share Reserve

The initial share reserve for the 1998 Stock Incentive Plan will comprise of (i) the number of shares which remain available for issuance upon exercise of options outstanding and options available for grant under the Predecessor Plans as of the date of the 1998 Annual Meeting (estimated to be 398,097 shares as of March 24, 1998) and (ii) an increase of 1,002,862 shares, subject to approval by Discovery stockholders at the 1998 Annual Meeting.

In the event any change is made to the outstanding shares of Discovery Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to the securities issuable (in the aggregate and to each participant) under the 1998 Stock Incentive Plan and to each outstanding option.

Shares subject to any outstanding options under the 1998 Stock Incentive Plan (including options incorporated from the Predecessor Plans) which expire or otherwise terminate prior to exercise will be available for subsequent issuance. Unvested shares issued under the 1998 Stock Incentive Plan and subsequently repurchased by the Company pursuant to its repurchase rights under the 1998 Stock Incentive Plan will also be available for subsequent issuance.

Eligibility

Officers and employees, non-employee Board members and independent consultants and advisors in the service of the Company or its parent and subsidiaries (whether now existing or subsequently established) will be eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. Only non-employee members of the Board will be eligible to participate in the Automatic Option Grant Program.

As of March 24, 1998, 9 executive officers, 11 other employees and 10 non-employee Board members were eligible to participate in the 1998 Stock Incentive Plan.

Valuation

The fair market value per share of Discovery Common Stock on any relevant date under the 1998 Plan will be the closing selling price per share on that date on the Nasdaq SmallCap Market. On March 24, 1998, the closing selling price per share was $4.68.

Discretionary Option Grant Program

The options granted under the Discretionary Option Grant Program may be either incentive stock options under the federal tax laws or non-statutory options. Each granted option will have an exercise price per share not less than 100% of the fair market value per share of Discovery Common Stock on the option grant date, and no granted option will have a term in excess of ten years. The shares subject to each option will generally vest in a series of installments over a specified period of service measured from the grant date.

Upon cessation of service, the optionee will have a limited period of time in which to exercise any outstanding option to the extent exercisable for vested shares. The Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

Incentive stock options granted under the Discretionary Option Grant Program may not be assigned or transferred, except by the provisions of the optionee's will or the laws of inheritance following his or her death. Non-statutory options may be assigned or transferred pursuant to the optionee's will or the laws of inheritance and may also be assigned during the optionee's lifetime, in connection with the optionee's estate plan, to members of his or her immediate family or to a trust established exclusively for the benefit of such individuals.

The Plan Administrator will have the authority to effect the cancellation of outstanding options under the Discretionary Option Grant Program (including outstanding options under the Predecessor Plans) and to issue replacement options with an exercise price based on the fair market value of the Discovery Common Stock at the time of the new grant.

Stock Issuance Program

Shares may be issued under the Stock Issuance Program for such valid consideration under the DGCL as the Plan Administrator deems appropriate, provided the value of such consideration, as determined by the Plan Administrator, is not less than the fair market value of the issued shares on the date of issuance. Shares may also be issued as a bonus for past services.

Shares issued as a bonus for past services will be fully vested upon issuance. All other shares issued under the program will be subject to a vesting schedule tied to the performance of service or the attainment of designated financial or key project milestones.

The Plan Administrator will have the sole and exclusive authority, exercisable upon a participant's termination of service, to vest any or all unvested shares of Discovery Common Stock at the time held by that participant, to the extent the Plan Administrator determines that such vesting provides an appropriate severance benefit under the circumstances.

Automatic Option Grant Program

Non-employee Board members are eligible to receive option grants under the Automatic Option Grant Program of the 1998 Stock Incentive Plan. On the date of the 1998 Annual Meeting at which the 1998 Stock Incentive Plan is being submitted to Discovery's stockholders for approval, each individual who has previously served as a non-employee Board member of Discovery or ATI and who is to serve as a non-employee Board member of the Company following the Merger will automatically be granted at that meeting a stock option to purchase 10,000 shares of Common Stock. Each individual who first becomes a non-employee member of the Board of the Company or any of its subsidiaries after the date of the 1998 Annual Meeting, whether through election by the stockholders or appointment by the Board, will receive, at the time of such initial election or appointment, an automatic option grant for 20,000 shares of Discovery Common Stock. In addition, on the date of each annual stockholders meeting held after the 1998 Annual Meeting, each individual who is re-elected as a non-employee Board member will automatically be granted at that meeting a stock option to purchase an additional 10,000 shares of Discovery Common Stock, provided that such individual has served as a non-employee Board member for at least six months.

Each option will have an exercise price per share equal to 60% of the fair market value per share of Discovery Common Stock on the option grant date and a maximum term of ten years measured from the grant date. The option will be immediately exercisable for all the option shares, but any purchased shares will be subject to repurchase by the Company, at the exercise price paid per share, upon the optionee's cessation of Board service prior to vesting in those shares. The shares subject to each option will vest (and the Company's repurchase rights will lapse) in four successive equal annual installments over the optionee's period of Board service, beginning six months after the option grant date, with the first such installment to vest upon the optionee's completion of 18 months of Board service measured from the option grant date.

The shares subject to each outstanding automatic option grant will immediately vest should any of the following events occur while the optionee continues in Board service: (i) the optionee's death or permanent disability, (ii) an acquisition of the Company by merger or asset sale or (iii) the successful completion of a hostile tender offer for more than 50% of the outstanding voting securities or a change in the majority of the Board occasioned by one or more contested elections for Board membership. Each automatic option grant held by an optionee upon his or her termination of Board service will remain exercisable, for any or all of the option shares in which the optionee is vested at the time of such termination, for up to a 12-month period following such termination date.

Automatic option grants may be assigned by the provisions of the optionee's will or the laws of inheritance following his or her death and may also be assigned during the optionee's lifetime, in connection with the optionee's estate plan, to members of his or her immediate family or to a trust established exclusively for the benefit of such individuals.

General Provisions

Acceleration

In the event that the Company is acquired by merger or asset sale, each outstanding option under the Discretionary Option Grant Program which is not to be assumed or replaced by the successor corporation will automatically accelerate in full, and all unvested shares under the Stock Issuance Program will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation. The Plan Administrator will have complete discretion to grant one or more options under the Discretionary Option Grant Program which will become fully exercisable for all the option shares in the event those options are assumed in the acquisition and the optionee's service with the Company or the acquiring entity is involuntarily terminated or the optionee resigns for good cause within a designated period following such acquisition. The Plan Administrator will have similar discretion to grant options which will become fully exercisable for all the option shares should the optionee's service terminate, whether involuntarily or through a resignation for good reason, within a designated period following a hostile change in control of the Company (whether by successful tender offer for more than 50% of the outstanding voting stock or by proxy contest for the election of Board members). The Plan Administrator may also provide for the automatic vesting of any outstanding shares under the Stock Issuance Program upon similar terms and conditions.

The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

Financial Assistance

The Plan Administrator may institute a loan program to assist one or more participants in financing the exercise of outstanding options under the Discretionary Option Grant Program or the purchase of shares under the Stock Issuance Program. The Plan Administrator will determine the terms of any such assistance. However, the maximum amount of financing provided any participant may not exceed the cash consideration payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of the shares.

Special Tax Election

The Plan Administrator may provide one or more holders of options or unvested shares with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the tax liability incurred by such individuals in connection with the exercise of those options or the vesting of those shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of Discovery Common Stock in payment of such tax liability.

Amendment and Termination

The Board may amend or modify the 1998 Stock Incentive Plan in any or all respects whatsoever, subject to any required stockholder approval. The Board may terminate the 1998 Stock Incentive Plan at any time, and the 1998 Stock Incentive Plan will in all events terminate upon the expiration of its ten-year term measured from the date of its adoption by the Board of Directors.

Stock Awards

No options have been granted and no stock issuances have been made under the 1998 Stock Incentive Plan as of March 24, 1998. The table below shows, as to each of Discovery's executive officers named in the Summary Compensation Table and the various indicated individuals and groups, the number of shares of Discovery Common Stock subject to options granted under the Predecessor Plans which will be incorporated into the 1998 Stock Incentive Plan upon approval by Discovery's stockholders of the 1998 Stock Incentive Plan during the period from January 1, 1997 to March 24, 1998, together with the weighted average exercise price payable per share.

================================================================================
                               STOCK OPTIONS
--------------------------------------------------------------------------------
          Name and Position              Options Granted  Weighted Average
                                         (Number of        Exercise Price
                                         Shares)
--------------------------------------------------------------------------------
James S. Kuo, M.D., President, Chief     30,000            $3.94
Executive Officer and Director
--------------------------------------------------------------------------------
Vaughan H.J. Shalson, Former President,  60,666            $4.50
Chief Executive Officer and Director
--------------------------------------------------------------------------------
S. Mark Moran, Former President, Chief    -   -            -   -
Executive Officer and Director
--------------------------------------------------------------------------------
All current executive officers as a      80,000            $3.94
group(3 persons)
--------------------------------------------------------------------------------
All current non-employee directors as   107,540            $4.29
a group (8 persons)
--------------------------------------------------------------------------------
Steve H. Kanzer, C.P.A., Esq., Director  30,000            $3.94
--------------------------------------------------------------------------------
Robert J. Capetola, Ph.D., Nominee for   43,010            $4.06
Director
--------------------------------------------------------------------------------
Evan Myranthopoulos, Director            30,000            $3.94
--------------------------------------------------------------------------------
Juerg Geigy, Esq., Director               -   -            -   -

--------------------------------------------------------------------------------
Mark G. Rogers, M.D., Director            -   -             -   -
--------------------------------------------------------------------------------
Max Link, Ph.D., Director                 -   -             -   -
--------------------------------------------------------------------------------
Herbert H. McDade, Jr., Director          -   -             -   -
--------------------------------------------------------------------------------
Milton Packer, M.D., Nominee for Director -   -             -   -
--------------------------------------------------------------------------------
Richard G. Power, Nominee for Director    -   -             -   -
--------------------------------------------------------------------------------
Marvin E. Rosenthale, Ph.D., Nominee for  -   -             -   -
Director
--------------------------------------------------------------------------------
David Naveh, Ph.D., Director              7,600             $4.50
--------------------------------------------------------------------------------
Richard Sperber, Director                 9,274             $3.84
--------------------------------------------------------------------------------
All employees, including current         15,000             $3.94
officers who are not executive
officers, as a group  (3 persons)
================================================================================

Federal Income Tax Consequences

Option Grants

Options granted under the 1998 Stock Incentive Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. However, the excess fair market value of the shares purchased upon exercise over the option exercise price (the "Option Spread") is includible in the optionee's "alternative minimum taxable income" ("AMTI") for purposes of the alternative minimum tax. The Option Spread is generally measured on the date of exercise and is includible in AMTI in the year of exercise. Special rules regarding the timing of AMTI inclusion may apply for shares subject to a repurchase right or other "substantial risk of forfeiture." The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result. Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

Direct Stock Issuances

The tax principles applicable to direct stock issuances under the 1998 Stock Incentive Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

Deductibility of Executive Compensation

The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options granted with exercise prices equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation for purposes of Code Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Code Section 162(m).

Accounting Treatment

Option grants or stock issuances made at 100% of fair market value on the grant or issue date and which have no conditions on vesting other than a service or employment requirement will not result in any charge to the Company's earnings, but the Company must disclose, in footnotes to the Company's financial statements, the impact the outstanding options would have upon the Company's reported earnings were the value of those options treated as a compensation expense. Option grants or stock issuances with exercise or issue prices less than the fair market value of the shares on the grant or issue date will result in a direct compensation expense to the Company's earnings equal to the difference between the exercise or issue price and the fair market value of the shares on the grant or issue date. Such expense will be accruable by the Company over the period that the option shares or issued shares are to vest. Option grants or stock issuances which vest only upon the attainment of performance milestones will result in a direct compensation expense to the Company's earnings equal to the difference between the exercise or issue price and the fair market value of the shares on the date they vest. The number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

Should one or more optionees be granted stock appreciation rights which have no conditions upon exercisability other than a service or employment requirement, then such rights will result in a compensation expense to the Company's earnings.

New Plan Benefits

As of March 24, 1998, no options had been granted under the 1998 Stock Incentive Plan. On the date of the 1998 Annual Meeting, each of the following non-employee Board members will receive an option grant for 10,000 shares of Discovery Common Stock under the Automatic Option Grant Provisions of the 1998 Stock Incentive Plan at an exercise price per share equal to 60% of the closing selling price per share of Discovery Common Stock on that date on the Nasdaq SmallCap Market:
Max Link, Mark Rogers, Richard Sperber, Herbert McDade, David Naveh, Milton Packer, Marvin Rosenthale and Richard Power. On the effective date of the Merger, Dr. Capetola will receive option grants to purchase an aggregate of 228,830 shares of Discovery Common Stock at an exercise price per share equal to the closing selling price of the Discovery Common Stock on that date.

Stockholder Approval

The affirmative vote of a majority of the outstanding voting shares of Discovery present or represented and entitled to vote at the 1998 Annual Meeting is required for approval of the 1998 Stock Incentive Plan. Should such stockholder approval not be obtained, then the 1998 Stock Incentive Plan will terminate, any options granted thereunder will terminate without becoming exercisable and the Predecessor Plans will continue in full force and effect.

Relation to the Merger

Approval of the 1998 Stock Incentive Plan by the Discovery stockholders at the 1998 Annual Meeting is a condition to the obligation of Discovery to consummate the Merger. Discovery's 1995 Stock Option Plan provides that a total of 395,800 shares of Discovery Common Stock may be issued thereunder. There are currently options exercisable for the purchase of 377,459 shares of Discovery Common Stock outstanding under the 1995 Stock Option Plan, leaving an availability of 18,341 shares of Discovery Common Stock to be issued under options granted in the future under the 1995 Stock Option Plan. The employment agreements to be entered into with members of ATI's management team in connection with the Merger (See "Description of the Merger--Employment Agreements") provide for the issuance at the Effective Time of options exercisable for 338,500 shares of Discovery Common Stock in the aggregate that are subject to three-year vesting (other than those allocated to Dr. Capetola, which will vest immediately) and options exercisable for an additional 335,000 shares of Discovery Common Stock that will vest upon the achievement of certain corporate milestones. Accordingly, Discovery will be unable to complete the Merger unless additional availability is created under Discovery stock options plans in order to accommodate the aforementioned issuances.

The affirmative vote of a majority of the votes that could be cast by stockholders who are present or represented at the 1998 Annual Meeting is required to adopt the 1998 Stock Incentive Plan. Properly executed, unrevoked proxies will be voted FOR adoption of the 1998 Stock Incentive Plan unless a vote against such adoption or abstention is specifically indicated in the proxy.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS APPROVE THE ADOPTION OF THE 1998 STOCK INCENTIVE PLAN

                            GENERAL AND OTHER MATTERS

The Board knows of no matter, other than as referred to in this Proxy Statement, which will be presented at the 1998 Annual Meeting. However, if other matters properly come before the 1998 Annual Meeting, or any of its adjournments, the person or persons voting the proxies will vote them in accordance with their judgment in such matters.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On March 5, 1998, Discovery entered into the Merger Agreement with ATI and Acquisition Sub relating to the Merger and, concurrently therewith, entered into the Management Agreement with ATI.

Simultaneously with and as a condition to the closing of the 1997 Merger, the Company repaid to Titan, which was a 32% stockholder of the Company at such time, all outstanding indebtedness of Discovery to Titan (including indebtedness under a convertible debenture in the original principal amount of $1 million purchased by Titan in March 1997) pursuant to agreements (the "Titan Agreements") reached between Discovery and Titan at the time the merger agreement relating to the 1997 Merger was executed. Such indebtedness aggregated approximately $1,200,000. Also pursuant to the Titan Agreements, upon effectiveness of the

1997 Merger, (i) all of the capital stock of Discovery owned by Titan was surrendered to Discovery for cancellation (other than certain shares of capital stock currently held in escrow which will be cancelled upon their release from escrow) and (ii) Discovery's rights pursuant to the Bar-Ilan License Agreement underlying certain drug products that had been subject to development efforts by Discovery prior to the Merger were transferred to Titan in exchange for Titan's agreement to pay a 2% royalty to Discovery on any sales of such drug products.

From Discovery's inception until the closing of the 1997 Merger, Titan provided certain executive, administrative, financial, business development and regulatory services to Discovery. During the year ended December 31, 1996, and the year ended December 31, 1997, Discovery incurred expenses in the aggregate of approximately $57,000 and $35,400, respectively, pursuant to the services arrangement. Discovery has in the past used certain facilities and equipment leased by Titan and reimbursed Titan for the expenses incurred by Titan with respect to such use, in addition to having entered an assignment and sublease with Titan, along with the other subsidiaries of Titan, under such equipment lease. Discovery's liability with respect to such equipment lease has been terminated.

In October 1996, ATI entered into a consulting agreement with The Sage Group pursuant to which The Sage Group will be paid a monthly consulting fee of $7,500 through March 1998, subject to quarterly performance evaluation by the Chief Executive Officer of ATI. Richard Power, a director of ATI, is a principal and the executive director of The Sage Group.

Pursuant to a private equity offering conducted during June through November 1996 (the "Unit Offering") in which Paramount Capital acted as placement agent for Old Discovery, Old Discovery raised aggregate gross proceeds of approximately $22,002,000. In connection with services rendered by Paramount Capital as placement agent for the Unit Offering, and pursuant to a placement agency agreement (the "Placement Agency Agreement") entered into by Old Discovery and Paramount Capital, Old Discovery paid Paramount Capital cash commissions of approximately $1,980,000 and a non-accountable expense allowance of approximately $880,000. In addition, Old Discovery issued placement warrants to Paramount Capital that were assumed by the Company in the 1997 Merger and are currently exercisable for 220,026 shares of Series B Convertible Preferred Stock at an exercise price of $11 per share and 85,624 shares of Common Stock at an exercise price of $0.64 per share. Pursuant to the Placement Agency Agreement, on November 7, 1996, Old Discovery and Paramount Capital entered into a financial advisory agreement (the "Financial Advisory Agreement"), pursuant to which Paramount Capital receives a monthly retainer of $4,000 per month for a minimum of 24 months (all of which was pre-paid by Discovery), plus expenses and success fees. The Financial Advisory Agreement was assumed by Discovery in the 1997 Merger.

Old Discovery agreed to indemnify Paramount Capital and certain related parties with respect to liabilities arising out of the Unit Offering under the Federal securities laws pursuant to the Placement Agency Agreement. Old Discovery also agreed to indemnify Paramount Capital and certain related parties with respect to liabilities arising out of services rendered pursuant to the Financial Advisory Agreement. Discovery assumed such obligations in connection with the 1997 Merger.

Lindsay A. Rosenwald, M.D., is the Managing Member of RAQ, LLC, a principal stockholder of Discovery. In May 1993, Old Discovery issued a total of 1,132,500 shares of its common stock (equivalent to 440,720 shares of Discovery Common Stock) to Dr. Rosenwald for $0.002 per share. Dr. Rosenwald subsequently transferred these shares to RAQ, LLC. In March 1996, Old Discovery issued an additional 1,595,100 shares of its common stock (equivalent to 620,744 shares of Discovery Common Stock) to RAQ, LLC at a price per share equivalent to $0.002.

Dr. Rosenwald is also the sole stockholder of PCAM (which in turn is the general partner of the Aries Domestic Fund, L.P. ("Aries Domestic") and the investment manager of The Aries Fund, a Cayman Island Trust ("Aries Fund" and, together with Aries Domestic, "Aries")) and the Chairman of the Board of Directors, Chief Executive Officer, President and sole stockholder of Paramount Capital. Dr. Rosenwald is also a director of Titan and, prior to the 1997 Merger, was a director of Discovery. Steven H. Kanzer, C.P.A., Esq., the Chairman of the Board of Directors and a stockholder of Discovery, is a Senior Managing Director of Paramount Capital and Senior Managing Director--Head of Venture Capital of Paramount Investments. Kenneth Johnson, the Director of Business Development and an option holder of Discovery, is a Technology Associate of an affiliate of Paramount Capital. Evan Myrianthopolous, Chief Financial Officer of Discovery, was previously a Technology Associate of Paramount Capital Investments, LLC. Steven Birnbaum, Discovery's Project Manager for the ST-630 program for postmenopausal osteoporosis, was previously employed by Paramount Investments as a Technology Associate. Paramount Capital acted as placement agent in connection with Titan's private equity placement during 1993 and in connection therewith received fees (including a non accountable expense allowance) totaling $2,306,100. In 1995, Paramount Capital received $148,500 in fees as placement agent for a subsequent private equity placement by Titan.

During 1995 and the first quarter of 1996, Dr. Rosenwald provided loans to Old Discovery in the aggregate amount of $17,794, the proceeds of which were used for salary and administration purposes. Dr. Rosenwald contributed such loans to the capital of Old Discovery prior to the initiation of the Unit Offering. Dr. Rosenwald had guaranteed a credit facility provided by Fleet Bank in favor of Old Discovery in an amount up to $350,000. The proceeds of these loans were used by Old Discovery in connection with its entry into a license agreement and for general operating and working capital purposes. The outstanding balance of such loans, $201,000, was repaid in September 1996 using a portion of the proceeds of the Unit Offering.

In February 1995, Old Discovery issued a total of 194,250 shares of its common stock (equivalent to 75,593 shares of Discovery Common Stock) at a per share price equivalent to $0.002 to Mr. Kanzer and an additional 85,000 shares (equivalent to 33,078 shares of Discovery Common Stock) at such price to certain family member of Mr. Kanzer. In March 1996, Old Discovery issued an additional 242,500 shares of its common stock (equivalent to 94,370 shares of Discovery Common Stock) to Mr. Kanzer at such price. In February 1995, Old Discovery issued an additional 1,500 shares of its common stock and in March 1996 issued an additional 123,500 shares of its common stock (equivalent to 583 shares of Discovery Common Stock and 48,061 shares of Discovery Common Stock, respectively) to Mr. Myrianthopoulos at such price. In September 1996, Old Discovery issued an additional 62,000 shares of its common stock (equivalent to 24,127 shares of Discovery Common Stock) to Mr. Myrianthopoulos at such price in recognition of his identification and introduction of the Surfaxin(TM) technology to

Old Discovery, which preceded his employment by Old Discovery. In September 1996, Old Discovery issued 50,000 shares of its common stock (equivalent to 19,458 shares of Discovery Common Stock) to Steve Birnbaum at such price.

In October 1996, Harris Kanzer, who is the father of Steve H. Kanzer, purchased 6,000 shares of Old Discovery's common stock (equivalent to 2,333 shares of Discovery Common Stock) and 6,000 shares of preferred stock (equivalent to 6,000 shares of Discovery Series B Preferred Stock) from Old Discovery in the Unit Offering.

Discovery has agreed pursuant to its charter documents to indemnify its Directors to the maximum extent permissible under the General Corporation Law of the State of Delaware (the "DGCL").

           SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following sets forth certain information regarding the beneficial ownership of each of Discovery Common Stock, Discovery Series B Preferred Stock, ATI Common Stock and ATI Series A Preferred Stock as of March 31, 1998, and the beneficial ownership such shares will represent after the Merger (i) by each person known by Discovery to beneficially own more than five percent of the Discovery Common Stock or Discovery Series B Preferred Stock, (ii) by each person known by ATI to beneficially own more than five percent of ATI Common Stock or ATI Series A Preferred Stock, (iii) by each director and executive officer of each of Discovery and ATI, respectively, (iv) by all present directors and executive officers of Discovery as a group, and (v) by all present directors and executive officers of ATI as a group.

Management

                                                            Discovery Shares                 ATI Shares             Beneficial
                                                            Beneficially Owned            Beneficially Owned         Ownership
Name and Address of                                         Prior to Merger                 Prior to Merger        After Merger
Beneficial                                               -----------------------         -----------------------    ------------
Owner (1)                           Title of Stock       Number          Percent         Number          Percent       Percent
---------                           --------------       ------          -------         ------          -------       -------
Steve H. Kanzer, C.P.A., Esq. (2)   Common Stock        215,531           6.69%            -0-              *           5.10%
787 Seventh Avenue, 48th Floor
New York, NY 10019

James S. Kuo, M.D. (3)              Common Stock        240,145           7.31%            -0-              *           5.60%
509 Madison Avenue, 14th Floor
New York, NY 10022

Evan Myrianthopoulos (4)            Common Stock        112,540           3.50%             --             --           2.67%
509 Madison Avenue, 14th Floor
New York, NY 10022

David Crockford (5)                 Common Stock         58,916           1.82%             --             --              *
509 Madison Avenue, 14th Floor
New York, NY 10022

Juerg F. Geigy, Esq                 Common Stock         13,620              *              --             --              *
44 Elisabethenstrasse
CH-4051 Basel, Switzerland

                                                            Discovery Shares                 ATI Shares             Beneficial
                                                            Beneficially Owned            Beneficially Owned         Ownership
Name and Address of                                         Prior to Merger                 Prior to Merger        After Merger
Beneficial                                               -----------------------         -----------------------    ------------
Owner (1)                           Title of Stock       Number          Percent         Number          Percent       Percent
---------                           --------------       ------          -------         ------          -------       -------
Max Link, Ph.D. (11)                Common Stock         13,620              *           8,000           3.08%          1.18%
230 Central Park West, Apt.14A
New York, NY 10024

Herbert H. McDade, Jr. (6)          Common Stock         13,620              *              --             --              *
Access Pharmaceuticals
660 White Plains Road, Suite 400
Tarrytown, NY 10591

Mark C. Rogers, M.D. (6)(12)        Common Stock         18,485              *           8,000           3.08%             *
4406 W. Cornwallis Road
Durham, NC 27705

Vaughn H.J. Shalson (7)             Common Stock         60,666           1.87%             --             --           1.43%
39939 Stevenson Common
Apt K-3063
Freemont, CA 94538

Richard Sperber (8)                 Common Stock          9,274              *              --             --              *
304 West 75th Street, Suite 16H
New York, NY 10023

David Naveh, Ph.D. (9)              Common Stock          7,600              *              --             --              *
Bayer Corporation
800 Dwight Way
P.O. Box 1986
Berkeley, CA 94701-1986

All Discovery directors and         Common Stock        764,018          24.06%             --             --          18.27%
officers as a group (11 persons)

Robert J. Capetola, Ph.D.(10)       Common Stock         88,803           2.76%         82,000          32.54%          9.69%
c/o Acute Therapeutics, Inc.
3359 Durham Road
Doylestown, PA 18901

Milton Packer, M.D.(13)             Common Stock             --             --           2,000              *              *
c/o Acute Therapeutics, Inc.
3359 Durham Road
Doylestown, PA 18901

Richard G. Power(14)                Common Stock             --             --           1,000              *              *
c/o Acute Therapeutics, Inc.
3359 Durham Road
Doylestown, PA 18901

Marvin E. Rosenthale, Ph.D.(13)     Common Stock             --             --           2,000              *              *
c/o Acute Therapeutics, Inc.
3359 Durham Road
Doylestown, PA 18901

Laurence B. Katz, Ph.D.(15)         Common Stock         14,813              *          16,000           6.15%          1.83%
c/o Acute Therapeutics, Inc.
3359 Durham Road
Doylestown, PA 18901

Harry Brittain(16)                  Common Stock         14,813              *          16,000           6.15%          1.83%
c/o Acute Therapeutics, Inc.
3359 Durham Road
Doylestown, PA 18901

Christopher Schaber(17)             Common Stock         14,813              *          16,000           6.15%          1.83%
c/o Acute Therapeutics, Inc.
3359 Durham Road
Doylestown, PA 18901

Thomas E. Wiswell, M.D.(18)         Common Stock         14,813              *          16,000           6.06%          1.82%
c/o Acute Therapeutics, Inc.
3359 Durham Road
Doylestown, PA 18901

Huei Tsai(19)                       Common Stock         14,813              *          16,000           6.06%          1.82%
c/o Acute Therapeutics, Inc.
3359 Durham Road
Doylestown, PA 18901

Lisa Mastroianni(20)                Common Stock          4,326              *           4,000           1.57%             *
c/o Acute Therapeutics, Inc.
3359 Durham Road
Doylestown, PA 18901

All ATI directors and officers      Common Stock             --             --         187,000          74.21%         21.73%
as a group (14 persons)


Principal Stockholders

                                                            Discovery Shares                 ATI Shares             Beneficial
                                                            Beneficially Owned            Beneficially Owned         Ownership
Name and Address of                                         Prior to Merger                 Prior to Merger        After Merger
Beneficial                                               -----------------------         -----------------------    ------------
Owner (1)                           Title of Stock       Number          Percent         Number          Percent       Percent
---------                           --------------       ------          -------         ------          -------       -------
The Aries Fund, a Cayman Island     Common Stock        337,105           9.77%             --             --           7.56%
Trust (21) c/o Mees Pierson
(Cayman) Limited
P.O. Box 2003                       Series B            173,250           7.82%
British American Centre, Phase 3    Preferred Stock
Dr. Roy's Drive
George Town, Grand Cayman


RAQ, LLC (22)                       Common Stock      1,001,739          31.54%             --             --          23.96%
787 Seventh Avenue, 48th Floor
New York, NY 10019


Lindsay A. Rosenwald, M.D.(22)      Common Stock      1,636,753          42.95%             --             --          33.99%
787 Seventh Avenue, 48th Floor
New York, NY 10019                  Series B            326,298          14.18%
                                    Preferred Stock

Paramount Capital Asset             Common Stock        481,578          13.49%             --             --          10.53%
Management, Inc. (22)
787 Seventh Avenue, 48th Floor      Series B            247,500          11.13%
New York, NY 10019                  Preferred Stock

Discovery Laboratories, Inc.        Series A                 --             --         600,000         100.00%
509 Madison Avenue, 14th Floor      Preferred Stock
New York, NY 10022

Charles Cochrane, M.D.(23)          Common Stock             --             --          45,000          17.18%          4.17%
The Scripps Research Institute
10550 North Torrey Pines Road
La Jolla, CA 92037

Johnson & Johnson Development       Common Stock             --             --          40,000          15.87%          3.76%
Corporation One Johnson &
Johnson Plaza
New Brunswick, NJ 08933

The Scripps Research Institute      Common Stock             --             --          30,000          11.90%          2.82%
10550 North Torrey Pines Road
La Jolla, CA 92037

Sage Partners                       Common Stock             --             --          15,000           5.95%          1.41%
245 Route 22 West,
Suite 304
Bridgewater, NJ 08807

Susan Revak(24)                     Common Stock             --             --          15,000           5.89%          1.41%
The Scripps Research Institute
Department of Immunology, IMMIZ
La Jolla, CA 92037

------------
* Represents less than 1%.

(1) Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act") and includes voting and investment power with respect to shares of Discovery Common Stock, Discovery Series B Preferred Stock and ATI Common Stock. Shares of Discovery Common Stock, Discovery Series B Preferred Stock, and ATI Common Stock subject to options or warrants currently exercisable or exercisable within 60 days of the date hereof, are deemed outstanding for computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2) Includes 15,566 shares of Discovery Common Stock issuable on the exercise of outstanding options granted on January 1, 1997 and 30,000 shares of Discovery Common Stock issuable on the exercise of outstanding options granted on January 2, 1998, all of which are immediately exercisable. Shares of Discovery Common Stock subject to such options vest twenty five percent at the time of grant with the balance vesting in thirty-six equal monthly installments upon the optionee's successive completion of service with the Company. Unvested shares of Discovery Common Stock subject to such options remain subject to the Company's right to repurchase at the exercise price paid per share. Does not include an additional 35,413 shares of

Discovery Common Stock owned by certain family members of Mr. Kanzer, as to which Mr. Kanzer disclaims beneficial ownership.

(3) Includes 11,026 shares that are subject to the Company's right to repurchase in the event Dr. Kuo's employment with the Company is terminated prior to expiration of such right. The Company's right to repurchase lapses at quarterly intervals over Dr. Kuo's three year employment term expiring April 1999. In addition, in the event that Dr. Kuo's employment is terminated subsequent to the Merger, and certain conditions are satisfied, the Company's right to repurchase such shares will lapse. Also includes 77,831 shares of Discovery Common Stock issuable on the exercise of outstanding options granted on January 1, 1997 and 30,000 shares of Discovery Common Stock issuable on the exercise of outstanding options granted on January 2, 1998, all of which are immediately exercisable. Shares of Discovery Common Stock subject to such options vest twenty five percent at the time of grant with the balance vesting in thirty-six equal monthly installments upon the optionee's successive completion of service with the Company. Unvested shares of Discovery Common Stock subject to such options remain subject to the Company's right to repurchase at the exercise price paid per share.

(4) Includes 11,675 shares of Discovery Common Stock issuable on the exercise of outstanding options granted on January 1, 1997 and 30,000 shares of Discovery Common Stock issuable on the exercise of outstanding options granted on January 2, 1998, all of which are immediately exercisable. Shares of Discovery Common Stock subject to such options vest twenty five percent at the time of grant with the balance vesting in thirty-six equal monthly installments upon the optionee's successive completion of service with the Company. Unvested shares of Discovery Common Stock subject to such options remain subject to the Company's right to repurchase at the exercise price paid per share. Does not include an additional 1,906 shares of Discovery Common Stock owned by Mr. Myrianthopoulos' brother, as to which Mr. Myrianthopoulos disclaims beneficial ownership.

(5) Consists of 38,916 shares of Discovery Common Stock issuable on the exercise of outstanding options granted on January 1, 1997 and 20,000 shares of Discovery Common Stock issuable on the exercise of outstanding options granted on January 2, 1998, all of which are immediately exercisable. Shares of Discovery Common Stock subject to such options vest twenty five percent at the time of grant with the balance vesting in thirty-six equal monthly installments upon the optionee's successive completion of service with the Company. Unvested shares of Discovery Common Stock subject to such options remain subject to the Company's right to repurchase at the exercise price paid per share.

(6) Consists of 13,620 shares of Discovery Common Stock issuable on the exercise of outstanding options, all of which are immediately exercisable and fully vested.

(7) Consists of 60,666 shares of Discovery Common Stock issuable on the exercise of outstanding options, all of which are immediately exercisable and fully vested.

(8) Consists of 9,274 shares of Discovery Common Stock issuable on the exercise of outstanding options, all of which are immediately exercisable and fully vested.


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

(9) Consists of 7,600 shares of Discovery Common Stock issuable on the exercise of outstanding options, all of which are immediately exercisable and fully vested.

(10) Includes 64,803 shares of Discovery Common Stock issuable on the exercise of outstanding options, all of which are immediately exercisable and fully vested.

(11) Includes 6,000 shares of ATI Common Stock issuable on the exercise of outstanding options granted October 28, 1996, all of which are immediately exercisable. Shares of ATI Common Stock subject to such options vest twenty five percent at the time of grant with the balance vesting in three equal annual installments upon the optionee's successive completion of service with ATI. Unvested shares of ATI Common Stock subject to such options remain subject to ATI's right to repurchase at the exercise price paid per share.

(12) Consists of 8,000 shares of ATI Common Stock issuable on the exercise of outstanding options granted October 28, 1996, all of which are immediately exercisable. Shares of ATI Common Stock subject to such options vest twenty five percent at the time of grant with the balance vesting in three equal annual installments upon the optionee's successive completion of service with ATI. Unvested shares of ATI Common Stock subject to such options remain subject to ATI's right to repurchase at the exercise price paid per share.

(13) Consists of 2,000 shares of ATI Common Stock issuable on the exercise of outstanding options granted on November 1, 1996, all of which are immediately exercisable. Shares of ATI Common Stock subject to such options vest twenty five percent at the time of grant with the balance vesting in three equal annual installments upon the optionee's successive completion of service with ATI. Unvested shares of ATI Common Stock subject to such options remain subject to ATI's right to repurchase at the exercise price paid per share.

(14) Consists of 1,000 shares of ATI Common Stock issuable on the exercise of outstanding options granted on October 28, 1996, all of which are immediately exercisable. Shares of ATI Common Stock subject to such options vest twenty five percent at the time of grant with the balance vesting in three equal annual installments upon the optionee's successive completion of service with ATI. Unvested shares of ATI Common Stock subject to such options remain subject to ATI's right to repurchase at the exercise price paid per share.

(15) Consists of 14,813 shares of Discovery Common Stock issuable on the exercise of outstanding options granted on March 5, 1998, all of which are immediately exercisable. Shares of Discovery Common Stock subject to such options vest in three equal annual installments, the first installment of which will vest on the first year anniversary of the closing of the Merger. If the Merger has not occurred by July 15, 1998 due to the failure of Discovery to perform any of its obligations under the Merger Agreement, all such options shall be immediately vested in full. Unvested shares of Discovery Common Stock subject to such options remain subject to the Company's right to repurchase at the exercise price paid per share.

      Includes 8,000 shares of ATI Common Stock issuable on the exercise of outstanding options granted on November 4, 1996, all of which are immediately exercisable. Shares of ATI Common Stock subject to such options vest in three equal annual installments upon the optionee's


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

successive completion of service with ATI. Unvested shares of ATI Common Stock subject to such options remain subject to ATI's right to repurchase at the exercise price paid per share.

(16) Consists of 14,813 shares of Discovery Common Stock issuable on the exercise of outstanding options granted on March 5, 1998, all of which are immediately exercisable. Shares of Discovery Common Stock subject to such options vest in three equal annual installments, the first installment of which will vest on the first year anniversary of the closing of the Merger. If the Merger has not occurred by July 15, 1998 due to the failure of Discovery to perform any of its obligations under the Merger Agreement, all such options shall be immediately vested in full. Unvested shares of Discovery Common Stock subject to such options remain subject to the Company's right to repurchase at the exercise price paid per share.

      Includes 8,000 shares of ATI Common Stock issuable on the exercise of outstanding options granted on November 1, 1996, all of which are immediately exercisable. Shares of ATI Common Stock subject to such options vest twenty five percent at the time of grant with the balance vesting in three equal annual installments upon the optionee's successive completion of service with ATI. Unvested shares of ATI Common Stock subject to such options remain subject to ATI's right to repurchase at the exercise price paid per share.

(17) Consists of 14,813 shares of Discovery Common Stock issuable on the exercise of outstanding options granted on March 5, 1998, all of which are immediately exercisable. Shares of Discovery Common Stock subject to such options vest in three equal annual installments, the first installment of which will vest on the first year anniversary of the closing of the Merger. If the Merger has not occurred by July 15, 1998 due to the failure of Discovery to perform any of its obligations under the Merger Agreement, all such options shall be immediately vested in full. Unvested shares of Discovery Common Stock subject to such options remain subject to the Company's right to repurchase at the exercise price paid per share.

      Includes 8,000 shares of ATI Common Stock issuable on the exercise of outstanding options granted on November 12, 1996, all of which are immediately exercisable. Shares of ATI Common Stock subject to such options vest twenty five percent at the time of grant with the balance vesting in three equal annual installments upon the optionee's successive completion of service with ATI. Unvested shares of ATI Common Stock subject to such options remain subject to ATI's right to repurchase at the exercise price paid per share.

(18) Consists of 14,813 shares of Discovery Common Stock issuable on the exercise of outstanding options granted on March 5, 1998, all of which are immediately exercisable. Shares of Discovery Common Stock subject to such options vest in three equal annual installments, the first installment of which will vest on the first year anniversary of the closing of the Merger. If the Merger has not occurred by July 15, 1998 due to the failure of Discovery to perform any of its obligations under the Merger Agreement, all such options shall be immediately vested in full. Unvested shares of Discovery Common Stock subject to such options remain subject to the Company's right to repurchase at the exercise price paid per share.

      Includes 12,000 shares of ATI Common Stock issuable on the exercise of outstanding options granted on June 1, 1997, all of which are immediately exercisable. Shares of ATI Common


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

Stock subject to such options vest twenty five percent at the time of grant with the balance vesting in three equal annual installments upon the optionee's successive completion of service with ATI. Unvested shares of ATI Common Stock subject to such options remain subject to ATI's right to repurchase at the exercise price paid per share.

(19) Consists of 14,813 shares of Discovery Common Stock issuable on the exercise of outstanding options granted on March 5, 1998, all of which are immediately exercisable. Shares of Discovery Common Stock subject to such options vest in three equal annual installments, the first installment of which will vest on the first year anniversary of the closing of the Merger. If the Merger has not occurred by July 15, 1998 due to the failure of Discovery to perform any of its obligations under the Merger Agreement, all such options shall be immediately vested in full. Unvested shares of Discovery Common Stock subject to such options remain subject to the Company's right to repurchase at the exercise price paid per share.

      Includes 12,000 shares of ATI Common Stock issuable on the exercise of outstanding options granted on November 1, 1996, all of which are immediately exercisable. Shares of ATI Common Stock subject to such options vest twenty five percent at the time of grant with the balance vesting in three equal annual installments upon the optionee's successive completion of service with ATI. Unvested shares of ATI Common Stock subject to such options remain subject to ATI's right to repurchase at the exercise price paid per share.

(20) Consists of 4,326 shares of Discovery Common Stock issuable on the exercise of outstanding options granted on March 5, 1998, all of which are immediately exercisable. Shares of Discovery Common Stock subject to such options vest in three equal annual installments, the first installment of which will vest on the first year anniversary of the closing of the Merger. If the Merger has not occurred by July 15, 1998 due to the failure of Discovery to perform any of its obligations under the Merger Agreement, all such options shall be immediately vested in full. Unvested shares of Discovery Common Stock subject to such options remain subject to the Company's right to repurchase at the exercise price paid per share.

      Includes 2,000 shares of ATI Common Stock issuable on the exercise of outstanding options granted on January 2, 1997, all of which are immediately exercisable. Shares of ATI Common Stock subject to such options vest twenty five percent at the time of grant with the balance vesting in three equal annual installments upon the optionee's successive completion of service with ATI. Unvested shares of ATI Common Stock subject to such options remain subject to ATI's right to repurchase at the exercise price paid per share.

(21) Beneficial ownership of Discovery Common Stock includes (i) 245,168 shares issuable on the conversion of Series B Preferred Stock, (ii) 6,129 shares issuable upon exercise of warrants, all of which are exercisable within 60 days of the date hereof, and (iii) 24,516 shares issuable on the conversion of Series B Preferred Stock issuable on the exercise of warrants, all of which are exercisable within 60 days of the date hereof.

      Beneficial ownership of Discovery Series B Preferred Stock includes 15,750 shares issuable on the exercise of warrants, all of which are exercisable within 60 days of the date hereof.


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

(22) Dr. Rosenwald is Chairman, President and sole stockholder of PCAM. PCAM is the general partner of Aries Domestic and the investment manager of Aries Fund. As a consequence of these relationships, each of Dr. Rosenwald and PCAM may be deemed to share beneficial ownership of the Discovery Common Stock and Discovery Series B Preferred Stock beneficially owned by Aries. Dr. Rosenwald is also the Managing Member of RAQ, LLC and, accordingly, may be deemed to have beneficial ownership of the Discovery Common Stock beneficially owned by RAQ, LLC. Dr. Rosenwald disclaims beneficial ownership of any securities issuable upon exercise of warrants granted to employees of Paramount Capital, Incorporated ("Paramount Capital").

PCAM's and Dr. Rosenwald's beneficial ownership of Discovery Common Stock includes (i) 350,240 shares issuable upon conversion of Discovery Series B Preferred Stock held by Aries, (ii) 8,755 shares issuable upon exercise of warrants exercisable for Discovery Common Stock held by Aries, all of which are exercisable within 60 days of the date hereof, and (iii) 35,023 shares issuable upon exercise of warrants exercisable for Discovery Series B Preferred Stock held by Aries, all of which are exercisable within 60 days of the date hereof. Dr. Rosenwald's beneficial ownership also includes (iv) 111 shares issuable upon exercise of outstanding options held by Dr. Rosenwald, (v) 30,665 shares issuable upon exercise of warrants exercisable for Discovery Common Stock held by Dr. Rosenwald and (vi) 122,659 shares issuable upon exercise of warrants exercisable for Discovery Series B Preferred Stock, all of which are exercisable within 60 days of the date hereof.

PCAM's and Dr. Rosenwald's beneficial ownership of Discovery Series B Preferred Stock includes 22,500 shares issuable upon exercise of warrants exercisable for Discovery Series B Preferred Stock held by Aries, all of which are exercisable within 60 days of the date hereof. Dr. Rosenwald's beneficial ownership also includes 78,798 shares issuable upon exercise of warrants exercisable for Discovery Series B Preferred Stock held by Dr. Rosenwald.

(23) Includes 10,000 shares of ATI Common Stock issuable on the exercise of outstanding options, all of which are immediately exercisable and fully vested.

(24) Includes 2,500 shares of ATI Common Stock issuable on the exercise of outstanding options, all of which are immediately exercisable and fully vested.

                  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS
                     ON ACCOUNTING AND FINANCIAL DISCLOSURE

On January 16, 1998, the Audit Committee of the Company retained RAE as the independent auditors to audit the Company's financial statements for fiscal year 1997. Prior to the 1997 Merger, RAE served as the independent accountants for Old Discovery. In connection with the 1997 Merger, the Company's executive offices and principal accounting functions were consolidated with Old Discovery's and, accordingly, the Company determined to maintain the professional relationship established with RAE by Old Discovery. On January 16, 1998, the Company advised Ernst & Young, LLP ("Ernst & Young"), the Company's previous


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

independent accountants, that the Company would not be retaining Ernst & Young to audit the Company's financial statements for fiscal year 1997.

The Company believes that, with respect to the fiscal years ended December 31, 1997 and 1996, and the subsequent interim period through January 16, 1998, the Company did not have any disagreement on any matter of accounting principals or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Ernst & Young would have caused it to make reference in connection with its report on the Company's financial statements to the subject matter of the disagreement.

The 1995 and 1996 audit reports issued by Ernst & Young for the Company did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. However, in reissuing its audit report on the Company's 1996 financial statements in connection with the filing by the Company of its registration statement on Form S-4 filed with the Securities and Exchange Commission on August 25, 1997 (and the amendments thereto), Ernst & Young added an explanatory paragraph to such report with respect to the ability of the Company to continue as a going concern. During those years there were no events described in Item 304(a)(1)(iv)
(B) of Regulation S-B promulgated under the Act.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires Discovery's directors, executive officers (including a person performing a principal policy-making function) and persons who own more than 10% of a registered class of Discovery's equity securities ("10% Holders") to file with the SEC initial reports of ownership and reports of changes in ownership of Discovery's Common Stock and other equity securities of Discovery. Directors, officers and 10% Holders are required by SEC regulations to furnish Discovery with copies of all of the Section 16(a) reports they file. Based solely upon a review of the copies of the forms furnished to the Company and the representations made by the reporting persons to Discovery, Discovery believes that during fiscal 1997 its directors, officers and 10% Holders complied with all substantive filing requirements under Section 16(a) of the Exchange Act except that Aries Fund and PCAM did not timely file Form 3's reporting beneficial ownership of more than ten percent of a class of equity securities of Discovery. A Form 5 was timely filed by each of the Aries Fund and PCAM.

                            DESCRIPTION OF SECURITIES

Discovery is authorized to issue up to 20,000,000 shares of Discovery Common Stock and 5,000,000 shares of Preferred Stock, par value, $0.001 per share. As of March 24, 1998, 3,175,955 shares of Discovery Common Stock and 2,200,256 shares of Discovery Series B Preferred Stock were issued and outstanding.

Discovery Common Stock

Each holder of Discovery Common Stock is entitled to one vote for each share held of record. There is no right to cumulative voting of shares for the election of Directors. The shares of


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

Discovery Common Stock are not entitled to preemptive rights and are not subject to redemption or assessment. Subject to the rights of holders of preferred stock of Discovery, each share of Discovery Common Stock is entitled to share ratably in distributions to stockholders and to receive ratably such dividends as may be declared by the Board of Directors out of funds legally available therefor. Subject to the rights of holders of preferred stock of the Company, upon liquidation, dissolution or winding up of Discovery, the holders of Discovery Common Stock are entitled to receive, pro-rata, the assets of Discovery which are legally available for distribution to stockholders. The issued and outstanding shares of Discovery Common Stock are validly issued, fully paid and non-assessable.

Preferred Stock

The preferred stock of Discovery can be issued in one or more series as may be determined from time-to-time by the Board of Directors. In establishing a series, the Board of Directors shall give to it a distinctive designation so as to distinguish it from the shares of all other series and classes, and shall fix the number of shares in such series and the preferences, rights and restrictions thereof. All shares of any one series shall be alike in every particular. The Board of Directors has the authority, without stockholder approval, to fix the rights, preferences, privileges and restrictions of any series of preferred stock including, without limitation: (a) the rate of distribution; (b) the price at which and the terms and conditions on which shares shall be redeemed; (c) the amount payable upon shares for distributions of any kind; (d) sinking fund provisions for the redemption of shares; (e) the terms and conditions on which shares may be converted if the shares of any series are issued with the privilege of conversion; and (f) voting rights except as limited by law.

Although Discovery currently does not have any fixed plans to designate any series of preferred stock other than the Discovery Series C Preferred Stock or to issue additional shares of preferred stock other than the shares of Discovery Series B Preferred Stock issuable upon exercise of certain warrants issued in connection with the Unit Offering conducted by Old Discovery, there can be no assurance that Discovery will not do so in the future. As a result, Discovery could authorize the issuance of a series of preferred stock which would grant to holders preferred rights to the assets of Discovery upon liquidation, the right to receive dividend coupons before dividends would be declared to holders of Discovery Common Stock, and the right to the redemption of such shares, together with a premium, prior to the redemption of Discovery Common Stock. The current stockholders of Discovery have no redemption rights. In addition, the Board of Directors could issue large blocks of voting stock to fend off unwanted tender offers or hostile takeovers without further stockholder approval.

Discovery Series B Preferred Stock

The following is a brief summary of certain provisions of the Discovery Series B Preferred Stock.


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

Dividends

The holders of Discovery Series B Preferred Stock are entitled to receive dividends if, as and when declared by the Board of Directors of Discovery out of funds legally available therefor. No dividend or distribution, as the case may be, will be declared or paid on any junior stock (including the Discovery Common Stock) unless the dividend also is paid to holders of the Discovery Series B Preferred Stock. Discovery does not intend to pay cash dividends on the Discovery Series B Preferred Stock or the underlying Discovery Common Stock for the foreseeable future.

Conversion

Each share of Discovery Series B Preferred Stock may be converted, in whole or in part, at the option of the holder at any time after the initial issuance date into 1.556628 of Discovery Common Stock based upon a conversion price equal to $6.42 per share of Discovery Common Stock (the "Preferred Conversion Price"). The Preferred Conversion Price is subject to adjustment upon the occurrence of certain mergers, reorganizations, consolidations, reclassifications, stock dividends or stock splits that will result in an increase or decrease in the number of shares of Discovery Common Stock outstanding. In addition, the Preferred Conversion Price is subject to adjustment on December 1, 1998 (the "Reset Date") if the average closing bid trading price of the Discovery Common Stock for the 30 consecutive trading days immediately preceding the Reset Date (the "Twelve Month Trading Price") is less than 135% of the then applicable Preferred Conversion Price ("Reset Event"). Upon the occurrence of a Reset Event, the then applicable Preferred Conversion Price will be reduced to equal the greater of (i) the Twelve Month Trading Price dividend by 1.35 and (ii) 50% of the then applicable Preferred Conversion Price.

Mandatory Conversion

Discovery has the right at any time after the Reset Date to cause the Discovery Series B Preferred Stock to be converted in whole or in part, on a pro rata basis, into shares of Discovery Common Stock at the applicable Preferred Conversion Price if the closing price of the Discovery Common Stock exceeds 150% of the then applicable Preferred Conversion Price for at least 20 trading days in any 30 consecutive trading days period.

Liquidation Preference

Upon a (i) liquidation, dissolution or winding up of Discovery, whether voluntary or involuntary, (ii) sale or other disposition of all or substantially all of the assets of Discovery or (iii) merger, consolidation, combination, reorganization or other transaction in which Discovery is not the surviving entity and voting power of Discovery's stockholders after such transaction is less than 50% (a "Merger Transaction") ((i), (ii) and (iii) being collectively referred to as a "Liquidation Event"), after payment or provision for payment of the debts and other liabilities of Discovery, the holders of the Discovery Series B Preferred Stock then outstanding will be first entitled to receive, pro rata, and in preference to the holders of the Discovery Common Stock and any other stock of Discovery junior to the Discovery Series B Preferred Stock, an amount per share equal to


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

$13.50, subject to adjustment, plus accrued but unpaid dividends, if any; provided, however, that in the case of a Merger Transaction, such $13.50 per share may be paid in cash and/or securities of the surviving entity in such Merger Transaction.

Voting Rights

The holders of the Discovery Series B Preferred Stock have the right at all meetings of stockholders to the number of votes equal to the number of shares of Discovery Common Stock issuable upon conversion of the Discovery Series B Preferred Stock at the record date for determination of the stockholders entitled to vote. So long as a majority of the shares of Discovery Series B Preferred Stock remain outstanding, the holders of 66.67% of the Discovery Series B Preferred Stock are required to approve (i) the issuance of any securities of Discovery senior to or on parity with the Discovery Series B Preferred Stock, (ii) any material alteration or change in the rights or preferences or privileges of the Discovery Series B Preferred Stock and (iii) the declaration or payment of any dividend on any junior stock or the repurchase of any securities of Discovery. Except as provided above or as required by applicable law, the holders of the Discovery Series B Preferred Stock, other than in connection with vesting provisions of employee and consultant agreements, vote together with the holders of the Discovery Common Stock and not as a separate class.

Lock-up and Blackout Periods

The holders of shares of Discovery Common Stock issuable upon conversion of shares of Discovery Series B Preferred Stock (the "Conversion Shares") have agreed pursuant to their subscription agreements executed in connection with the Unit Offering not to offer, pledge, sell, contract to sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, and Conversion Shares, without the prior written consent of Paramount. Such restrictions apply until (i) March 2, 1998 with respect to 100% of each of the holders' Conversion Shares, (ii) June 1, 1998 with respect to 75% of such Conversion Shares, (iii) September 1, 1998 with respect to 50% of such Conversion Shares, and (iv) December 1, 1998 with respect to the remaining 25% of such Conversion Shares.

In addition, any shares of Discovery Common Stock issuable upon conversion of the Discovery Series B Preferred Stock shall be subject to a blackout period for the following periods: (i) any period not to exceed two 30-day periods within any one 12-month period Discovery requires in connection with a primary underwritten offering of equity securities and (ii) any period, not to exceed a 60-day period per circumstance or development, when Discovery determines in good faith that offers and sales pursuant thereto should not be made by reason of the presence of material undisclosed circumstances or developments with respect to which the disclosure that would be required in such a prospectus is premature, would have a material adverse effect on Discovery or is otherwise inadvisable.


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

Discovery Series C Preferred Stock

The Board of Directors of Discovery has authorized the issuance of up to 2,039 shares of Discovery Series C Preferred Stock, the rights, preferences and characteristics of which are as follows:

Dividends

The holders of Discovery Series C Preferred Stock will be entitled to receive, out of funds legally available therefor, dividends at a rate of $100 per share per annum (subject to adjustment) prior to the payment or declaration of dividends on any junior stock (including the Discovery Common Stock). Such dividends will accrue and accumulate and will be due and payable only upon a Liquidation Event (as defined below) or a mandatory redemption as described below. Notwithstanding the foregoing, Discovery has agreed pursuant to the Exchange Agreement to pay to the holders of the Discovery Series C Preferred Stock, on the 21st day following the closing of the Merger, shares of Discovery Common Stock, at the then current market price (based on a 20-trading-day average) of the Discovery Common Stock, having a value equal to the dividends on the ATI Series B Preferred Stock that were accrued and unpaid as of the date of the Merger.

Conversion

Each share of Discovery Series C Preferred Stock may be converted, in whole or in part, at the option of the holder at any time after the first anniversary of the Merger into a number of shares of Discovery Common Stock equal to (i) $1,000 plus all accrued and unpaid dividends on such share of Discovery Series C Preferred Stock (the "Liquidation Value") divided by (ii) the then current fair market value of the Discovery Common Stock based upon the average closing price of the Discovery Common Stock over a 20 trading day period (the "Fair Market Value").

In addition, in the event that, prior to the first anniversary of the Merger, the Fair Market Value of the Discovery Common Stock exceeds 200% of the closing price on the day following the Merger, 50% of the Discovery Series C Preferred Stock shall be convertible at any time thereafter, at the option of the holders thereof, into a number of shares of Discovery Common Stock per share of Discovery Series C Preferred Stock equal to the Liquidation Value divided by the Fair Market Value of the Discovery Common Stock.


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

Mandatory Redemption

Discovery will, upon the first to occur of (i) the approval by the FDA of the first NDA filed by Discovery relating to or incorporating Surfaxin(TM) or (ii) 18 months after the closing of the Merger (the "Mandatory Redemption Date"), redeem from each holder of shares of Discovery Series C Preferred Stock, at a price equal to $1000 per share plus any dividends declared or accrued but unpaid thereon, all of the outstanding shares of Discovery Series C Preferred Stock held by such holder on the applicable Mandatory Redemption Date payable, at the option of Discovery, either in cash or shares of Discovery Common Stock valued at the Fair Market Value thereof.

Liquidation Preference

Upon (i) the voluntary or involuntary liquidation, dissolution or winding up of Discovery, (ii) the consolidation or merger of Discovery into or with any other entity or entities or the consummation of any transactions which result in either (a) the exchange by the holders of outstanding shares of Discovery of 50% or more of either (1) the then outstanding shares of Discovery Common Stock or
(2) the combined voting power of Discovery's then outstanding securities entitled to vote generally in the election of directors or other general matters, (b) the holders of outstanding shares of Discovery immediately prior to the consummation of such transaction or transactions holding less than 50% of the outstanding securities of the resulting entity entitled to vote generally in the election of directors or other general matters or (c) the sale or transfer by Discovery of all or substantially all of its assets (any of (a) (b) or (c) being referred to as a "Liquidation Event"), after payment or provision for payment of the debts and other liabilities of the Company, the holders of the Discovery Series C Preferred Stock then outstanding will be first entitled to receive, pro rata, and in preference to the holders of any stock ranking junior to the Discovery Series C Preferred Stock, an amount per share equal to $1,000, subject to adjustment, plus accrued but unpaid dividends.

Voting Rights

The holders of the Discovery Series C Preferred Stock will vote together with the holders of Common Stock and the Discovery Series B Preferred Stock on matters submitted to a vote of stockholders of Discovery. Each holder of Discovery Series C Preferred Stock is entitled to one vote for each share held of record.

Placement Agent Warrants

The following summaries are qualified in their entirety by the text of the warrants.

In connection with services rendered by Paramount Capital as placement agent in the Unit Offering conducted by Old Discovery, Old Discovery issued to Paramount Capital and/or its designees warrants to acquire approximately 220,026 newly issued shares of Series A Convertible Preferred Stock of Old Discovery (the "Preferred Placement Warrants"). The Preferred Placement Warrants were assumed by Discovery in the 1997 Merger. Each Preferred

Placement Warrant entitles the registered holder thereof to purchase Series B Preferred Stock at a price of $11 per share, at any time until November 8, 2006. Old Discovery also issued to Paramount Capital and/or its designees warrants to acquire shares of Old Discovery Common Stock (the "Common Placement Warrants," and collectively with the Preferred Placement Warrants, the "Placement Agent Warrants"). The Common Placement Warrants were assumed by Discovery in the 1997 Merger. Each Common Placement Warrant entitles the registered holder thereof to purchase Discovery Common Stock at a price of $0.64 per share, at any time until November 8, 2006.

The Placement Agent Warrants may be exercised in whole or in part and may be exercised on a "net exercise" basis pursuant to a provision that does not require the payment of any cash to Discovery.

The Placement Agent Warrants contain provisions to protect the holders thereof against dilution by adjusting the price at which the Placement Agent Warrants are exercisable and the number of shares issuable upon exercise thereof upon the occurrence of certain events, including the payment of stock dividends and distributions, stock splits, recapitalization, reclassifications and reorganizations affecting Discovery's securities and issuances of shares at below the then market price or the exercise prices of the Placement Agent Warrants.

Discovery is not required to issue fractional shares of Discovery Common Stock upon exercise of any such warrants. In lieu thereof, an amount of cash equal to the same fraction of the then current market value of a share of Discovery Common Stock will be paid. No adjustment as to dividends will be made upon any exercise of any such warrants. The holder of any such warrant will not have any rights as a holder of Discovery Common Stock unless and until the applicable warrant is exercised for the Discovery Common Stock issuable upon such exercise.

Registration Rights

Pursuant to a registration rights agreement to be entered into among Discovery, J&J and Scripps pursuant to the Merger Agreement, if at any time after the consummation of the Merger (but no more than five years following such date) the Company proposes to register any of its securities under the Securities Act of 1933, either for its own account or for the account of other security holders exercising registration rights (i) J&J, the holder of 40,000 shares of ATI Common Stock and the holder of 2,039 shares of Series C Preferred Stock and (ii) Scripps, the holder of 30,000 shares of ATI Common Stock (the shares of ATI Common Stock held by Scripps and J&J are hereinafter referred to as the "Registrable Securities"), are entitled to request inclusion of the Registrable Securities (or any Common Stock issued upon conversion of the Series C Preferred Stock) in such registration. These registration rights are subject to certain conditions and limitations, including the right of the underwriters to restrict the number of shares offered in a registration.

Pursuant to an investor rights agreement, RAQ, LLC, the holder of 1,001,739 shares of Discovery Common Stock has unlimited "piggyback" registration rights and two demand Form S-3 registration rights per year. These registration rights are subject to certain conditions and limitations, including a "lock-up" provision applicable until November 25, 1998 and the right of the underwriters to restrict the number of shares offered in a registration.

Transfer Agent

The Transfer Agent for the shares of Discovery Common Stock is Continental Stock Transfer & Trust Company.

                        FINANCIAL AND OTHER INFORMATION

          See Index to Consolidated Financial Statements on Page F-1.

                              AVAILABLE INFORMATION

DISCOVERY WILL PROVIDE, WITHOUT CHARGE TO EACH PERSON SOLICITED BY THIS PROXY STATEMENT, ON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF DISCOVERY'S ANNUAL REPORT ON FORM 10-KSB FOR FISCAL 1997 (INCLUDING THE FINANCIAL STATEMENTS, BUT EXCLUDING EXHIBITS). SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO THE CORPORATE SECRETARY AT THE ADDRESS OF DISCOVERY APPEARING ON THE FIRST PAGE OF THIS PROXY STATEMENT.

Your cooperation in giving this matter your immediate attention and returning your Proxy is appreciated.

                                           By Order of the Board of Directors,

                                           /s/ Evan Myrianthopoulos
                                           ------------------------
                                           Secretary

April 8, 1998

PROXY
                          DISCOVERY LABORATORIES, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Steve H. Kanzer and James S. Kuo, and each of them, with power of substitution in each, proxies to appear and vote all common stock and/or preferred stock of the undersigned in Discovery Laboratories, Inc. at the Annual Meeting of Stockholders to be held on ______, 1998, and at all postponements and adjournments thereof, upon the matters described below, hereby revoking any proxy heretofore executed by the undersigned to vote (i) as specified by the undersigned below and (ii) in the discretion of any proxy upon such other business as may properly come before the meeting.

The proxies are directed to vote as follows:

Proposal Number 1--Approval of Merger

               [_] FOR               [_] AGAINST    [_] ABSTAIN

Proposal Number 2--Election Of Directors. In the event Proposals 1 and 3 are approved by the stockholders and the Merger is consummated:

                                                                 WITHHOLD
          NAME                           VOTE FOR             AUTHORITY TO VOTE
          ----                           --------             -----------------

Steve H. Kanzer, C.P.A., Esq.             [_]                        [_]
Robert J. Capetola, Ph.D.                 [_]                        [_]
Max Link, Ph.D.                           [_]                        [_]
Herbert McDade                            [_]                        [_]
David Naveh, Ph.D                         [_]                        [_]
Richard Sperber                           [_]                        [_]
Milton Packer, M.D.                       [_]                        [_]
Marvin Rosenthale, M.D.                   [_]                        [_]
Richard Power                             [_]                        [_]
Mark Rogers, M.D.                         [_]                        [_]

In the event the Merger is not consummated:

                                                                  WITHHOLD
         NAME                           VOTE FOR             AUTHORITY TO VOTE
         ----                           --------             -----------------

Steve H. Kanzer, C.P.A., Esq.             [_]                        [_]
James S. Kuo, M.D.                        [_]                        [_]
Robert J. Capetola, Ph.D.                 [_]                        [_]
Max Link, Ph.D.                           [_]                        [_]
Herbert McDade                            [_]                        [_]
David Naveh, Ph.D.                        [_]                        [_]

Richard Sperber                           [_]                        [_]
Juerg Geigy, Esq.                         [_]                        [_]
Evan Myrianthopoulos                      [_]                        [_]
Mark Rogers, M.D.                         [_]                        [_]

Proposal Number 3--Approval of 1998 Stock Incentive Plan

                           [_] FOR      [_] AGAINST   [_] ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3.

                                    The undersigned hereby acknowledges receipt of the Notice of Annual Meeting, Proxy Statement and Annual Report of Discovery Laboratories, Inc.

                                    Dated: ______________________, 1998

                                    Signature of Stockholder

                                    Signature of Stockholder

                                    PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS
                                    HEREON. WHEN SIGNING AS ATTORNEY-IN-FACT,
                                    EXECUTOR, ADMINISTRATOR, TRUSTEE OR
                                    GUARDIAN, PLEASE ADD YOUR TITLE AS SUCH.
                                    WHEN SIGNING AS JOINT TENANTS, ALL PARTIES
                                    IN THE JOINT TENANCY MUST SIGN. IF SIGNER IS
                                    A CORPORATION, PLEASE SIGN IN FULL CORPORATE
                                    NAME BY DULY AUTHORIZED OFFICER OR OFFICERS
                                    AND AFFIX THE CORPORATE SEAL.

DISCOVERY LABORATORIES, INC. AND SUBSIDIARY
(a development stage company)

Contents

                                                                            Page
                                                                            ----

Consolidated Financial Statements

   Independent auditors' report                                             F-2

   Balance sheet as of December 31, 1997                                    F-3

   Statements of operations for the years ended December
      31, 1997 and 1996 and the period May 18, 1993
      (inception) through December 31, 1997                                 F-4

   Statements of changes in stockholders' equity for the
      period May 18, 1993 (inception) through December 31, 1997             F-5

   Statements of cash flows for the years ended December 31,
      1997 and 1996 and the period May 18, 1993 (inception)
      through December 31, 1997                                             F-6

   Notes to financial statements                                            F-7

INDEPENDENT AUDITORS' REPORT

Board of Directors and Stockholders
Discovery Laboratories, Inc.
New York, New York

We have audited the accompanying consolidated balance sheet of Discovery Laboratories, Inc. and subsidiary (a development stage company) as of December 31, 1997, and the related consolidated statements of operations, changes in stockholders' equity and cash flows for the two years ended December 31, 1997, and the period from May 18, 1993 (inception) through December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements enumerated above present fairly, in all material respects, the consolidated financial position of Discovery Laboratories, Inc. and subsidiary as of December 31, 1997 and the consolidated results of their operations and their consolidated cash flows for each of the years in the two-year period ended December 31, 1997, and the period from May 18, 1993 (inception) through December 31, 1997, in conformity with generally accepted accounting principles.

Richard A. Eisner & Company, LLP

New York, New York
January 26, 1998

With respect to Note L
March 5, 1998

DISCOVERY LABORATORIES, INC. AND SUBSIDIARY
(a development stage company)

Consolidated Balance Sheet
December 31, 1997

ASSETS

Current assets:
   Cash and cash equivalents                                   $  6,297,000
   Investments                                                    4,957,000
   Prepaid expenses                                                 190,000
                                                               ------------

        Total current assets                                     11,444,000

Furniture and equipment, net of deprecation                         181,000
Security deposits                                                    30,000
                                                               ------------

                                                               $ 11,655,000
                                                               ============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable and accrued expenses                       $    565,000
                                                               ------------

Dividends payable on preferred stock                                238,000
                                                               ------------
Minority interest in preferred stock of
 subsidiary (Note H)                                              2,039,000
                                                               ------------

Commitments (Notes D, F, H[2] and K)

Stockholders' Equity (Notes A, G and J):
   Preferred stock, $.001 par value; 5,000,000
      shares authorized; 2,200,256 shares issued
      and outstanding (liquidation preference $29,703,000)            2,000
   Common stock, $.001 par value; 20,000,000
      authorized; 3,175,955 shares issued and outstanding             3,000
   Additional paid-in capital                                    21,464,000
   Deficit accumulated during the development stage             (12,656,000)
                                                               ------------
        Total stockholders' equity                                8,813,000
                                                               ------------
                                                               $ 11,655,000
                                                               ============


See notes to financial statements

DISCOVERY LABORATORIES, INC. AND SUBSIDIARY
(a development stage company)

Consolidated Statements of Operations

                                                                                    May 18, 1993
                                                              Year Ended             (Inception)
                                                              December 31,             Through
                                                      =========================     December 31,
                                                          1997          1996            1997
                                                      ===========   ===========     ============
Interest income                                       $   713,000   $   205,000     $    918,000
                                                      -----------   -----------     ------------
Expenses:
   Write-off of acquired in-process research
      and development and supplies                      3,663,000     2,200,000(1)     5,863,000
   Research and development                             4,378,000       540,000(1)     4,918,000
   General and administrative                           1,836,000       692,000        2,546,000
   Interest                                                              11,000           11,000
                                                      -----------   -----------     ------------

        Total expenses                                  9,877,000     3,443,000       13,338,000
                                                      -----------   -----------     ------------

                                                       (9,164,000)   (3,238,000)     (12,420,000)

Minority interest in net loss of subsidiary                               2,000            2,000
                                                      -----------   -----------     ------------

Net loss                                              $(9,164,000)  $(3,236,000)    $(12,418,000)
                                                      ===========   ===========     ============

Net loss per share - basic and diluted (Note B[9])    $     (3.42)  $     (1.96)
                                                      ===========   ===========

Weighted average number of common shares outstanding    2,678,803     1,647,923
                                                      ===========   ===========

(1)   Reclassified to be comparative to current year presentation.

See notes to financial statements

DISCOVERY LABORATORIES, INC. AND SUBSIDIARY
(a development stage company)

Consolidated Statements of Changes in Stockholders' Equity

                                                                                                                         Deficit
                                                                                                                       Accumulated
                                        Common Stock     Preferred Stock                   Stock         Additional    During the
                                     -----------------  -----------------              Subscriptions      Paid-in      Development
                                       Shares   Amount   Shares    Amount  Receivable     Capital          Stage         Total
                                     ---------  ------  ---------  ------  ----------  -------------    ------------   -----------
Issuance of common shares,
   May 1993                            440,720  $1,000                      $(2,000)    $     1,000                    $         0
Net loss                                                                                                $     (1,000)       (1,000)
Expenses paid on behalf of the
   Company                                                                    1,000                                          1,000
                                     ---------  ------                      -------     -----------     ------------   -----------
Balance - December 31, 1993            440,720   1,000                       (1,000)          1,000           (1,000)            0
                                     ---------  ------                      -------     -----------     ------------   -----------
Net loss                                                                                                                         0
Balance - December 31, 1994            440,720   1,000                       (1,000)          1,000           (1,000)            0
Issuance of common shares,
   February 1995                       143,016                               (1,000)          1,000                              0
Net loss                                                                                                     (17,000)      (17,000)
Payment on stock subscriptions                                                2,000                                          2,000
Expenses paid on behalf of the
   Company                                                                                   18,000                         18,000
                                     ---------  ------                      -------     -----------     ------------   -----------
Balance - December 31, 1995            583,736   1,000                            0          20,000          (18,000)        3,000
Issuance of common shares,
   March 1996                        1,070,175   1,000                                        5,000                          6,000
Issuance of private placement units
   August, October and November
   1996                                856,138   1,000  2,200,256  $2,000                18,933,000                     18,936,000
Issuance of common shares for
   cash and compensation,
   September 1996                       82,502                                               42,000                         42,000
Exercise of stock options, July and
   October 1996                         19,458                                                7,000                          7,000
Net loss                                                                                                  (3,236,000)   (3,236,000)
                                     ---------  ------  ---------  ------   -------     -----------     ------------   -----------
Balance - December 31, 1996          2,612,009   3,000  2,200,256   2,000         0      19,007,000       (3,254,000)   15,758,000
Private placement expenses                                                                  (11,000)                       (11,000)
Issuance of common shares
   pursuant to merger                  546,433                                            2,459,000                      2,459,000
Exercise of stock options, July,
   August and October 1997              17,513                                                9,000                          9,000
Accumulated dividends on preferred
   stock                                                                                                    (238,000)     (238,000)
Net loss                                                                                                  (9,164,000)   (9,164,000)
                                     ---------  ------  ---------  ------   -------     -----------     ------------   -----------
Balance - December 31, 1997          3,175,955  $3,000  2,200,256  $2,000   $     0     $21,464,000     $(12,656,000)  $ 8,813,000
                                     =========  ======  =========  ======   =======     ===========     ============   ===========


See notes to financial statements

DISCOVERY LABORATORIES, INC. AND SUBSIDIARY
(a development stage company)

Consolidated Statements of Cash Flows


                                                                                               May 18, 1993
                                                                         Year Ended             (Inception)
                                                                        December 31,             Through
                                                                 --------------------------    December 31,
                                                                     1997           1996           1997
                                                                 -----------   ------------   ------------
Cash flows from operating activities:
   Net loss                                                      $(9,164,000)  $ (3,236,000)  $(12,418,000)
   Adjustments to reconcile net loss to net cash used in
      operating activities:
        Write-off of acquired in-process research and
           development and supplies                                3,663,000      2,200,000      5,863,000
        Write-off of licenses                                        683,000                       683,000
        Depreciation and amortization                                 40,000         24,000         64,000
        Changes in:
           Prepaid expenses                                         (141,000)       (18,000)      (159,000)
           Accounts payable and accrued expenses                     129,000        230,000        359,000
           Other assets                                              (30,000)                      (30,000)
        Expenses paid on behalf of company                                                          18,000
        Employee stock compensation                                                  42,000         42,000
        Reduction of research and development supplies              (161,000)                     (161,000)
                                                                 -----------   ------------   ------------
           Net cash used in operating activities                  (4,981,000)      (758,000)    (5,739,000)
                                                                 -----------   ------------   ------------
Cash flows from investing activities:
   Acquisition of furniture and equipment                           (114,000)       (83,000)      (197,000)
   Acquisition of licenses                                                         (711,000)      (711,000)
   Purchase of investments                                        (7,539,000)   (13,064,000)   (20,603,000)
   Proceeds from sale or maturity of investments                  16,051,000                    16,051,000
   Net cash payments on merger                                    (1,454,000)                   (1,454,000)
                                                                 -----------   ------------   -------------
           Net cash provided by (used in) investing activities     6,944,000    (13,858,000)    (6,914,000)
                                                                 -----------   ------------   ------------
Cash flows from financing activities:
   Proceeds on private placements of units, net of expenses          (11,000)    18,936,000     18,925,000
   Collections on stock subscriptions and proceeds
      on exercise of stock options                                     9,000         13,000         25,000
                                                                 -----------   ------------   ------------
           Net cash (used in) provided by financing activities        (2,000)    18,949,000     18,950,000
                                                                 -----------   ------------   ------------
Net (decrease) increase in cash and cash equivalents              (1,961,000)     4,333,000      6,297,000
Cash and cash equivalents - beginning of period                    4,336,000          3,000              0
                                                                 -----------   ------------   ------------
Cash and cash equivalents - end of period                        $ 6,297,000   $  4,336,000   $  6,297,000
                                                                 ===========   ============   ============
Noncash transactions:
   Accrued dividends on ATI preferred stock                      $   238,000                  $    238,000
                                                                 ===========                  ============

DISCOVERY LABORATORIES, INC. AND SUBSIDIARY
(a development stage company)

Notes to Financial Statements
December 31, 1997

NOTE A - THE COMPANY AND BASIS OF PRESENTATION

Discovery Laboratories, Inc. (the "Company"), formerly known as Ansan Pharmaceuticals, Inc. ("Ansan"), was incorporated in Delaware on November 6, 1992 and was a wholly owned subsidiary of Titan Pharmaceuticals, Inc. ("Titan"). The Company was formed to license and develop pharmaceutical products to treat a variety of human diseases. In August 1995, Ansan issued its securities in an initial public offering and ceased to be a subsidiary of Titan. In November 1997, Ansan merged (the "Merger") with Discovery Laboratories, Inc., a former Delaware corporation ("Old Discovery"), and was the surviving corporate entity. Subsequent to the Merger, Ansan changed its name to Discovery Laboratories, Inc. Pursuant to the Merger, each outstanding share of Old Discovery's common stock was converted into 1.167471 shares of the Company's common stock and each share of Old Discovery's Series A convertible preferred stock was converted into one share of the Company's Series B preferred stock (the "Exchange Ratios"). The Company also assumed all outstanding options and warrants to purchase Old Discovery's common stock and Series A preferred stock which became exercisable for the Company's common stock and Series B preferred stock, respectively, based on the Exchange Ratios. In connection with the Merger, the Company and Titan entered into arrangements providing for the relinquishment by the Company of rights to certain drug compounds and the transfer of such rights to Titan in exchange for (i) a 2% net royalty payable by Titan to the Company from net sales of such drug compounds (see Note F[3]), and (ii) the cancellation of all Ansan common stock owned by Titan. On consummation of the merger, 13,000 shares of Ansan Series A preferred stock held by Old Discovery were cancelled.

The Merger was accounted for as a reverse acquisition with Old Discovery as the acquirer for financial reporting purposes since Old Discovery's stockholders owned approximately 92% of the merged entity on a diluted basis. The consolidated financial statements include the historical accounts of Old Discovery and its majority owned subsidiary Acute Therapeutics, Inc. ("ATI") and the accounts of Ansan from November 25, 1997 (the date of acquisition). The assets and liabilities of Ansan acquired are recorded at fair value on the date of the merger. The difference between the fair value of the net assets acquired and value of the common stock issued plus merger related costs has been attributed to in-process research and development and has been recorded as an expense upon acquisition.

The following assets were acquired and the costs of the acquisition were as follows:

          Assets acquired:
             Cash                                                   $  281,000
             Investments                                               400,000
             Prepaid expenses                                           31,000
             Furniture and equipment                                    25,000
             In-process research and development                     3,663,000
                                                                    ----------

                                                                    $4,400,000
                                                                    ==========
          Acquisition costs:
             Assumption of accounts payable and
                accrued expenses                                    $  206,000

             Ansan Series A Preferred Stock (purchased
                by Old Discovery in July 1997 and
                cancelled upon completion of the Merger)             1,300,000

             Common stock issued to Ansan
                stockholders, 546,433 shares, at fair value          2,459,000

             Transaction costs                                         435,000
                                                                    ----------

                                                                    $4,400,000
                                                                    ==========

DISCOVERY LABORATORIES, INC. AND SUBSIDIARY
(a development stage company)

Notes to Financial Statements
December 31, 1997

NOTE A - THE COMPANY AND BASIS OF PRESENTATION (CONTINUED)

The following pro forma unaudited financial information gives effect to the Merger as if it had occurred at the beginning of the respective periods. A nonrecurring charge of $3,663,000 for in-process research and development which was recorded by the Company upon consummation of the merger has not been considered in the pro forma results.

                                                              Year Ended
                                                              December 31,
                                                      -------------------------
                                                          1997          1996
                                                      -----------   -----------
Interest income                                       $   811,000   $   363,000
                                                      -----------   -----------

Expenses:
   Research and development                             5,400,000     3,921,000
   General and administrative                           2,556,000     1,949,000
   Interest                                                              11,000
                                                      -----------   -----------

           Total expenses                               7,956,000     5,881,000

Minority interest in net loss of subsidiary                               2,000
                                                      -----------   -----------

Net loss                                              $(7,145,000)  $(5,516,000)
                                                      ===========   ===========

Net loss per common share - basic and diluted         $     (2.26)  $     (2.51)
                                                      ===========   ===========

Weighted average number of common
   shares outstanding                                  3,164,383      2,194,356
                                                      ===========   ===========

The accompanying financial statements include the accounts of the Company and its majority owned subsidiary, Acute Therapeutics, Inc. ("ATI"). All intercompany balances and transactions have been eliminated. No allocation of ATI's net loss for the year ended December 31, 1997, has been attributed to the minority interest since the accumulated losses exceed the minority's common equity interest.

Concurrently with the Merger, the Company's Board of Directors and stockholders approved a 1 for 3 reverse stock split of its common stock, Class A and Class B warrants and options to purchase shares of the Company's common stock (the "Reverse Split").

All references to shares and per share amounts have been adjusted to reflect the Exchange Ratios and the Reverse Split.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

[1]   Cash and cash equivalents:

      The Company considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents.

DISCOVERY LABORATORIES, INC. AND SUBSIDIARY
(a development stage company)

Notes to Financial Statements
December 31, 1997

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  (CONTINUED)

[2]   Investments:

      The investments are classified as available for sale, and are comprised of United States government obligations and shares in a mutual fund which invests in income producing securities. Investments are recorded at fair value which approximates cost. Any appreciation/depreciation on these investments is recordable as a separate component of stockholders equity until realized.

[3]   Furniture and equipment:

      Furniture and equipment is recorded at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets (five to seven years).

[4]   Licenses:

      Through March 1997 licenses were capitalized and were being amortized on a straight-line basis over their respective terms of 15 to 17 years. During the quarter ended June 30, 1997, the Company determined that since they will not pursue any alternative uses for the licenses, that all license costs would be written off as research and development costs.

[5]   Research and development:

      Research and development costs are charged to operations as incurred.

[6]   Use of estimates:

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

[7]   Long-lived assets:

      In accordance with Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of," the Company records impairment losses on long-lived assets used in operations, including intangible assets, when events and circumstances indicate that the assets might be impaired and the undiscounted cash flows estimated to be generated by those assets are less than the carrying amounts of those assets. No such losses have been recorded.

[8]   Stock-based compensation:

      During 1996, the Company adopted Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("SFAS No. 123"). The provisions of SFAS No. 123 allow companies to either expense the estimated fair value of employee stock options or to continue to follow the intrinsic value method set forth in Accounting Principles Board Opinion 25, "Accounting for Stock Issued to Employees" ("APB 25") but disclose the pro forma effects on net income (loss) had the fair value of the options been expensed. The Company has elected to continue to apply APB 25 in accounting for its employee stock option incentive plans. See
      Note I to the financial statements for further information.

DISCOVERY LABORATORIES, INC. AND SUBSIDIARY
(a development stage company)

Notes to Financial Statements
December 31, 1997

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

[9]   Net loss per share:

      During the year ended December 31, 1997, the Company adopted Statement of Financial Accounting Standards No. 128 "Earnings per Share" which had no effect on the previously reported net loss per share. Net loss per share is computed based on the weighted average number of common shares outstanding for the periods and common shares issuable for little or no cash consideration, adjusted to reflect the Exchange Ratios and the reverse stock split. Potential common shares not included in the calculation of net loss per share for the year ended December 31, 1997 as the effect would be anti-dilutive, are as follows (Notes G and I):

                                                                     Number of
                                                                     Potential
                                                                   Common Shares
                                                                   -------------

      Series B convertible preferred stock                           3,424,980
      Placement agent's warrants to acquire Series
       B convertible preferred stock                                   342,498
      Stock options                                                    371,993

[10]  Recent accounting pronouncements:

      Recently issued accounting pronouncements concerning disclosure of information about capital structure, reporting comprehensive income and disclosure about segments of an enterprise are not expected to have a material effect on the presentation of the Company's financial statements.

NOTE C - FURNITURE AND EQUIPMENT

At December 31, 1997 furniture and equipment comprised of the following:

           Furniture                                                   $ 59,000
           Equipment                                                    163,000
                                                                       --------

                                                                        222,000
           Less accumulated depreciation                                 41,000
                                                                       --------
                                                                       $181,000
                                                                       ========

NOTE D - EMPLOYMENT AGREEMENTS

An employment agreement with the Company's President and CEO provides for an annual salary of $175,000 through April 1999. An employment agreement with an executive officer provides for an annual salary of approximately $141,000 through November 1999. The agreements include the issuance of options, bonuses and salary increases, and contain renewal options.

The Company has also entered into two three year consulting agreements which provide for aggregate annual fees of approximately $48,000 through March 1999.

DISCOVERY LABORATORIES, INC. AND SUBSIDIARY
(a development stage company)

Notes to Financial Statements
December 31, 1997

NOTE E - INCOME TAXES

At December 31, 1997, the Company has available for federal income tax purposes net operating loss carryforwards of approximately $14,600,000 expiring through 2011, that may be used to offset future taxable income. As a result of the ownership change pursuant to the Merger, Ansan's portion of the net operating loss carryforward of approximately $9,500,000 through November 1997, is limited in accordance with Section 382 of the Internal Revenue Code. Pursuant to Section 382 of the Internal Revenue Code, the utilization of these carryforwards may become further limited if certain ownership changes occur. The Company has research and development credit carryforwards of approximately $373,000 which expire in 2011. Ansan's portion of these credits of approximately $179,000 are also subject to a Section 382 limitation. There will be an annual amount available to offset future taxable income.

The principal difference between the deficit accumulated during the development stage for financial reporting purposes and the net operating loss carryforward for tax purposes is primarily due to the write-off of the acquired in-process research and development and supplies and certain research and development expenses which are not currently deductible for tax purposes. The Company has provided a valuation reserve against the full amount of the deferred tax asset of $7,354,000. The components of the deferred tax assets are net operating loss benefits of approximately $5,410,000, acquired in-process research and development and supplies write-off of approximately $765,000 and research and development costs not currently deducted and research credits of approximately $1,179,000. The valuation reserve is required since the likelihood of realization cannot be determined. The valuation reserve increased by approximately $6,124,000 and $1,223,000 for the years ended December 31, 1997 and 1996, respectively. The difference between the statutory federal income tax rate of 34% and the Company's effective tax rate of 0% is due to the increase in the valuation reserve.

NOTE F - LICENSE AGREEMENTS

[1] In 1996, the Company entered into a license agreement with the Charlotte-Mecklenburg Hospital Authority for the use of the active compound in SuperVent, a therapy which the Company is clinically testing. The Company paid a license issue fee of $86,400 and has agreed to pay royalties on future sales and to pay future patent-related costs. The license expires upon expiration of the underlying patents.

[2] In 1996, the Company entered into a license agreement with the Wisconsin Alumni Research Foundation ("WARF") for the use of the patented compound ST-630 in the treatment of post-menopausal osteoporosis. The Company paid WARF an option fee of $25,000 in June 1996 and a license issue fee of $400,000 in October 1996 and is obligated to make future milestones payments aggregating $3,095,000 and pay royalties on future sales. The license expires upon expiration of the underlying patents.

[3] In 1992, the Company entered into research (which expired in 1994) and license agreements with Bar-Ilan Research and Development Company, Ltd. ("Bar-Ilan"), an entity located in Israel. Pursuant to the license agreement, the Company received certain exclusive worldwide licenses to inventions and confidential information related to the research program in exchange for the research funding and specified royalties on future sales and/or sublicensing arrangements. In November 1997, in connection with the Merger, the Company and Bar-Ilan agreed to enter into a new license agreement in order to permit certain of the Company's rights under the original Bar-Ilan license agreement to be licensed to Titan (see Note A). Pursuant to the new license agreement, the Company is obligated to pay royalties to Bar-Ilan on any of its sales of licensed products. To maintain license exclusivity, the Company is obligated to make minimum royalty payments of $25,000 in 1998 and $60,000 in each calendar year thereafter.

DISCOVERY LABORATORIES, INC. AND SUBSIDIARY
(a development stage company)

Notes to Financial Statements
December 31, 1997

      NOTE F - LICENSE AGREEMENTS (CONTINUED)

[3]   (continued)

      Bar-Ilan's agreement with Titan includes the obligation for making the minimum royalty payments in 1998 and thereafter to maintain license exclusively. In addition, the agreement includes future milestone payments aggregating $200,000 (to be shared equally by the Company and Titan, pursuant to a separate agreement between the Company and Titan, in the event both companies achieve the milestone) and royalties on future sales. In the event the agreement between Bar-Ilan and Titan is terminated, Bar-Ilan has the right to require the Company to assume all rights and obligations under the Titan agreement. The Company does not intend to pursue development of the compounds under the license agreement and is seeking to sublicense that technology.

[4] In May 1996, the Company signed a licensing agreement with Boehringer Ingelheim GmbH ("Boehringer") to acquire the rights in the United States and the European Union to develop a new intravenous formulation of the drug Apafant(TM) for all clinical indications. Pursuant to the agreement, the Company may be obligated to make future milestone and royalty payments to Boehringer. However, under certain circumstances, Boehringer may participate in further development and commercialization of Apafant(TM) and, in such circumstances, would be obligated to make milestone and royalty payments to the Company.

[5] See Note H[1] with respect to a sublicense agreement between ATI and Johnson & Johnson, Inc.

NOTE G - STOCKHOLDERS' EQUITY

Private placement:

In 1996, pursuant to a private placement offering, Old Discovery sold approximately 44 units (each unit consisting of securities converted in the Merger into 50,000 shares of Series B convertible preferred stock and 19,458 shares of common stock of the Company). Preferred stockholders have voting rights based upon the number of shares of common stock issuable upon conversion of the preferred shares. Each share of preferred stock is convertible at the option of the holders thereof into 1.556628 shares of common stock of the Company. The conversion rate will be adjusted under certain circumstances based on the future market price of the common stock. Net proceeds from the private placement approximated $19,000,000.

The placement agent for the offering received approximately $2,860,000 in cash plus warrants which, pursuant to the merger give the holders thereof the right to acquire 220,026 shares of Series B preferred stock at a price of $11 per share, through November 8, 2006 and to acquire 85,625 shares of common stock at a price of $0.64 per share, through November 8, 2006. The warrants contain certain anti-dilution provisions and may be exercised on a "net exercise" basis pursuant to a provision that does not require the payment of any cash to the Company.

Unit offering:

In August 1995, the Company issued an aggregate of 498,333 units (including 65,000 units pursuant to the underwriter's overallotment option) at $15.00 per unit in an initial public offering (the "Offering"). Each unit consisted of one share of common stock, one redeemable Class A warrant, and one Class B warrant. Each Class A warrant entitles the holder to purchase one share of common stock and one Class B warrant at an exercise price of $19.50 per share. Each Class B warrant entitles the holder to purchase one share of common stock an exercise price of $26.25 per share.

DISCOVERY LABORATORIES, INC. AND SUBSIDIARY
(a development stage company)

Notes to Financial Statements
December 31, 1997

NOTE G - STOCKHOLDERS' EQUITY (CONTINUED)

Unit offering: (continued)

In connection with the Offering, the holders of the Company's common stock and options to purchase common stock placed, on a pro rata basis, 121,246 shares (including 115,491 shares held by the Company pending cancellation pursuant to the Merger (Note A)) and options to purchase 12,086 shares of common stock into escrow (the "Escrow Shares" and "Escrow Options", respectively). The Escrow Shares and Escrow Options are not transferable or assignable; however, the Escrow Shares may be voted. Holders of Escrow Options may exercise their options prior to their release from escrow; however, the shares issuable upon any such exercise will continue to be held in escrow. The Escrow Shares and Escrow Options will be released from escrow if, and only if, certain earnings or market price criteria have been met. If the conditions are not met by March 31, 2000, the Escrow Shares and Escrow Options will be cancelled and contributed to the Company's capital.

The release of Escrow Shares and Escrow Options held by employees, officers, directors, consultants and their relatives will be deemed compensatory. Accordingly, the Company will recognize as compensation expense, during the period in which the earnings or market price targets are met, a one-time charge to reflect the then fair market value of the shares released from escrow. Such charges could substantially reduce the Company's net income or increase the net loss. The amount of compensation expense recognized by the Company will not affect the total stockholders equity.

NOTE H - INVESTMENT IN ACUTE THERAPEUTICS, INC.

[1]   Formation of Acute Therapeutics, Inc.:

      On October 28, 1996, the Company invested $7.5 million in a newly formed subsidiary, ATI, in exchange for 600,000 shares of Series A convertible preferred stock of ATI, then representing 75% of the outstanding voting securities of ATI following such transaction.

      Concurrent with the Company's investment in ATI, Johnson & Johnson, Inc. ("J&J"), Ortho Pharmaceuticals, Inc. (a wholly owned subsidiary of J&J), and ATI entered into an agreement (the "J&J License Agreement") granting an exclusive license of Surfaxin(TM) technology to ATI in exchange for certain license fees ($200,000 of which was paid in November 1996), milestone payments aggregating $2,750,000, royalties and 40,000 shares of ATI common stock. J&J contributed its Surfaxin(TM) raw material inventory and manufacturing equipment to ATI in exchange for 2,200 shares of nonvoting Series B preferred stock of ATI having a $2.2 million liquidation preference and a $100 per share cumulative annual dividend. Dividends of $238,000 have accrued to the benefit of J&J through December 31, 1997. However, such dividends are only required to be paid upon liquidation of ATI or redemption of the preferred stock. The inventory and equipment were valued at $2,200,000 (the value of the preferred shares issued to J&J) and were charged to expense as their intended use is for research and development activities. The Scripps Research Institute ("Scripps") received 40,000 shares of common stock of ATI in exchange for its consent to the J&J License Agreement.

      In 1997, ATI and J&J determined that certain of the raw material inventory to be received pursuant to the J&J License Agreement was not available. ATI negotiated with J&J a price adjustment and proportionate reduction of the liquidation preference of the Series B preferred stock issued of approximately $161,000 and a corresponding reduction of 161 Series B preferred shares held by J&J. The price adjustment has been accounted as a credit to research and development expense in 1997.

      The co-founders (some of who are also consultants to ATI) of ATI purchased an aggregate of 120,000 shares of ATI common stock for $.01 per share and were granted options to purchase an aggregate of 44,800 shares of common stock of ATI at an exercise price of $.01 per share vesting after a five-year term, subject to acceleration and 40,000 shares of common stock of ATI at an exercise price of $.32 per share vesting in April 1997.

DISCOVERY LABORATORIES, INC. AND SUBSIDIARY
(a development stage company)

Notes to Financial Statements
December 31, 1997

NOTE H - INVESTMENT IN ACUTE THERAPEUTICS, INC. (CONTINUED)

[2]   Commitments:

      (a) In 1996, ATI entered into a four-year employment agreement with its President, Chief Executive Officer and Chairman of the Board of Directors providing for a base salary of $225,000 per year. The agreement includes additional payments in the aggregate amount of $150,000 on the completion of specified events and the issuance of bonuses in each year of employment. In 1996 and 1997, ATI also entered into three-year employment agreements with six employees providing for aggregate annual salaries of $829,000. Certain of these agreements provide for the issuance of bonuses at the discretion of ATI's Chief Executive Officer and the issuance of options to purchase ATI's common stock. The agreements expire on various dates through May 2000.

            ATI entered into various two-year consulting agreements providing for aggregate annual fees of $300,000 plus royalties on net commercial sales of licensed products sold by ATI or its sublicensees and an 18-month consulting agreement providing for monthly fees of $7,500.

      (b) ATI entered into a research funding and option agreement with Scripps to provide certain funding of research activities. The agreement is for an initial term of two years with renewal provisions for additional one year periods. The agreement provides for Scripps to grant an option to ATI to acquire an exclusive license for the application of technology developed from the research program. Pursuant to the agreement, in 1997 ATI paid Scripps $460,000, of which approximately $383,000 has been charged to research and development expense in 1997 and the balance of which will be charged to research and development expense in 1997.

      (c) In November 1997, ATI entered into a one year exclusive agreement with Lehman Brothers, Inc. ("Lehman") for financial advisory services. The agreement provides for ATI to pay Lehman a retainer of $100,000 of which $25,000 was paid through December 31, 1997.

      (d) ATI leases its office and laboratory space pursuant to an operating lease requiring aggregate annual payments of approximately $67,000 through November 2001.

[3]   ATI stock option plan:

      ATI adopted the 1996 Stock Option/Stock Issuance Plan (the "ATI Plan") consisting of a Discretionary Option Grant program for employees and an Automatic Option Grant Program under which option grants will automatically be made at periodic intervals to eligible nonemployee directors to purchase shares of common stock, in either case at an exercise price equal to at least 85% of the fair market value of the common stock on the grant date. Under the Discretionary Option Grant program, options will be granted to employees either as incentive stock options or nonstatutory options and will vest over a specified period of time (generally three to five years) as determined by the ATI Board of Directors. ATI has reserved 234,800 shares of common stock for issuance under these plans.

      In January 1998, ATI granted additional options to purchase 7,500 shares of common stock to eligible employees and nonemployees at $0.75 per share for a ten year term. ATI also granted a consultant an option to purchase 5,000 shares of common stock at $1.25 per share, which will vest on the occurance of certain events.

DISCOVERY LABORATORIES, INC. AND SUBSIDIARY
(a development stage company)

Notes to Financial Statements
December 31, 1997

NOTE I - STOCK OPTIONS

The Company's 1993 Stock Option Plan which was amended and restated (the "1993 Plan"), provided that incentive stock options may be granted to employees, and nonstatutory stock options may be granted to employees, directors, consultants and affiliates. No further options will be granted under the Company's 1993 Plan. In May 1995, the Company adopted the 1995 Stock Option Plan (the "1995 Option Plan"). A total of 395,800 shares of common stock were reserved and authorized for issuance under the 1995 Option Plan.

Options granted under the 1993 and 1995 Plans expire no later than ten years from the date of grant, except when the grantee is a 10% shareholder of the Company or an affiliate company, in which case the maximum term is five years form the date of grant. The exercise price shall be at least 100%, 85% and 110% of the fair value of the stock subject to the option on the grant date, as determined by the board of directors, for incentive stock options, nonstatutory stock options and options granted to 10% shareholders of the Company or affiliate company, respectively. Options granted under the 1993 Option Plan are exercisable immediately upon grant, however, the shares issuable upon exercise of the options are subject to repurchase by the Company. Such repurchase rights will lapse as the shares vest over a period of five years from the date of grant.

On consummation of the Merger the Company assumed Old Discovery's outstanding options which were exchanged at the Exchange Ratio for options to purchase the Company's common stock (Note A). The pro forma effects of applying SFAS No. 123 and the stock options activity shown below are those of Old Discovery's 1996 Stock Option /Stock Issuance Plan (the "Discovery Plan") through the date of the Merger and the Plans described above after the Merger as the Merger was accounted for as a reverse acquisition.

The Company applies APB 25 in accounting for the Discovery Plan and the ATI Plan and, accordingly, recognizes compensation expense for the difference between the fair value of the underlying common stock and the exercise price of the option at the date of grant. The effect of applying SFAS No. 123 on pro forma net loss is not necessarily representative of the effects on reported net income or loss for future years due to, among other things, (i) the vesting period of the stock options and (ii) the fair value of additional stock options in future years. Had compensation cost for the Company's stock option plans been determined based upon the fair value of the options at the grant date of awards under the plans consistent with the methodology prescribed under SFAS No. 123, the Company's net loss for each of the years ended December 31, 1997 and 1996 would have been approximately $9,219,000 or $3.44 per share and $3,246,000 or $1.97 per share, respectively. The fair value of the options granted are estimated at $0.24 and $0.28 per share for the Discovery Plan and the ATI Plan, respectively, for the year ended December 31, 1997, and $0.16 and $0.11 per share for the Discovery Plan and the ATI Plan, respectively, for the year ended December 31, 1996, on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions: dividend yield 0%, volatility of 0%, risk-free interest rate of 6.53% for 1997 and 6.51% for 1996, and expected life of ten years.

DISCOVERY LABORATORIES, INC. AND SUBSIDIARY
(a development stage company)

Notes to Financial Statements
December 31, 1997

NOTE I - STOCK OPTIONS (CONTINUED)

Additional information with respect to Old Discovery stock option activity is summarized as follows:

                                                                              Weighted-
                                                                  Weighted-    Average
                                                                   Average    Remaining
                                             Price                Exercise   Contractual
                                           Per Share    Shares     Price        Life
                                          -----------   -------   --------   -----------
Outstanding at January 1, 1996:
    Options granted                       $0.26-$0.51    38,916    $0.32
    Options exercised                      0.26-0.51    (19,458)    0.39
                                                        -------

Outstanding December 31, 1996:             0.26-0.51     19,458     0.26     8.42 years
                                                        -------
    Options granted                          0.51       257,589     0.51
    Options exercised                        0.51       (17,514)    0.51
    Options forfeited                        0.51        (5,999)    0.51
    Ansan options outstanding              0.18-4.50    118,459     4.19
                                                        -------

Options outstanding at December 31, 1997   0.18-4.50    371,993     1.67     6.61 years
                                                        =======

Options exercisable at December 31, 1997   0.18-4.50    252,912     1.80        6.49
                                                        =======

Additional information with respect to the ATI Plan stock option activity is summarized as follows:

                                                                              Weighted-
                                                                  Weighted-    Average
                                                                   Average    Remaining
                                             Price                Exercise   Contractual
                                           Per Share    Shares     Price        Life
                                          -----------   -------   --------   -----------
Outstanding at January 1, 1996:
    Options granted                       0.01-$0.32    144,800     $.22
                                                        -------

Outstanding at December 31, 1996:         0.01-0.32     144,800      .22      8.8 years
    Options granted                       0.32-0.75      52,000      .58
    Options exercised                       0.32         (2,000)     .32
                                                        -------

Outstanding at December 31, 1997          0.01-0.75     194,800      .32      8.9 years
                                                        =======

Options exercisable at December 31, 1997  0.32-0.75      89,500      .50      9.0 years
                                                        =======

DISCOVERY LABORATORIES, INC. AND SUBSIDIARY
(a development stage company)

Notes to Financial Statements
December 31, 1997

NOTE J - STOCKHOLDERS' EQUITY

Common shares reserved for issuance:

The Company has reserved shares of common stock for issuance upon conversion of preferred stock and exercise of options as follows:

             (i)   Preferred stock (Note G)                         3,424,980
             (ii)  Stock option plan                                  395,800
             (iii) Old Discovery stock options                        253,534
             (iv)  Placement agent warrants (Note G):
                     Conversion of preferred stock                    342,498
                     Common stock                                      85,625
             (v)   Class A warrants                                   735,833
             (vi)  Class B warrants                                 1,234,167
             (vii) Underwriter's option                               173,333

NOTE K - COMMITMENTS

[1] In December 1997, the Company entered into an agreement with a clinical research institute for clinical studies to be performed on behalf of the Company. The agreement specifies payments to be made by the Company on the successful completion of certain phases of the study that aggregate to approximately $394,000, $50,000 of which was paid and charged to expense in 1997.

[2] In May 1997, the Company entered into an agreement to lease office space for a period of three years. Future minimum lease payments (excluding ATI's operating lease commitment (Note H[2])) are as follows:

                                                                Amount
                                                             -----------
             1998                                            $    91,000
             1999                                                 93,000
             2000                                                 47,000
                                                             -----------
                                                             $   231,000
                                                             ===========

Total rent expense for the years ended December 31, 1997 and 1996 was approximately $164,000 and $31,000, respectively.

NOTE L - SUBSEQUENT EVENTS

On March 5, 1998, the Company entered into an agreement and plan of reorganization and merger with ATI and ATI Acquisition Corp. ("Acquisition Sub"), a wholly owned subsidiary of the Company (the "ATI Merger Agreement"). Pursuant to the ATI Merger Agreement, subject to receipt of approval of the stockholders of the Company and ATI and the fulfillment of other conditions, Acquisition Sub will merge (the "ATI Merger") with and into ATI in a transaction in which (i) ATI will be the surviving corporation, (ii) the existing holders of ATI common stock will receive 3.91 shares of common stock for each share of ATI common stock held by such holders and (iii) certain outstanding ATI options will be assumed by Discovery and will become exercisable for 3.91 shares of common stock per share of ATI common stock for which such options are presently exercisable (the "ATI Transaction"). Pending the closing of the merger, the Company will be managed by ATI's management team pursuant to a management agreement entered into simultaneously with the execution of the ATI Merger Agreement (the "Management Agreement"). The Company has agreed to pay to ATI 50% of the salary expense attributable to the ATI management team during the period from the execution of the ATI Merger Agreement

DISCOVERY LABORATORIES, INC. AND SUBSIDIARY
(a development stage company)

Notes to Financial Statements
December 31, 1997

NOTE L - SUBSEQUENT EVENTS (CONTINUED)

through the date of any termination or abandonment of the transactions contemplated by the ATI Merger Agreement if the ATI Merger is not consummated due to a breach of the ATI Merger Agreement by Discovery or its stockholders. Members of ATI's management team (the "ATI Management Members") will be issued options to purchase an aggregate of 338,500 shares of the Company's common stock in connection with the ATI Merger and additional options to purchase an aggregate of 335,000 shares subject to the achievement of certain corporate milestones. Upon execution of the ATI Management Agreement, ATI Management Members were granted options to purchase an aggregate of 126,500 shares of the Company's common stock, which will vest on the earlier of the consummation of the ATI Merger or on the termination of the ATI Management Agreement by the Company in the absence of a material breach thereof by ATI, provided that in the case of the ATI Management Members other than its President, such options shall vest over a three-year period in the event the ATI Merger is completed. If the ATI Merger has not occurred by July 15, 1998 due to action or inaction by the Company, its management or its stockholders, all such options shall be immediately vested in full.

Pro forma results of operations of the Company, giving effect to the ATI Merger as if it had occurred at the beginning of 1997 and 1996 would not differ from the historical consolidated results of the Company as the operations of ATI have been included in the consolidated results of the Company. A nonrecurring charge of $5,199,000 for in-process research and development which will be recorded by the Company upon consummation of the ATI Merger, has not been considered in the pro forma results.

                                                                         Annex A


                          AGREEMENT AND PLAN OF MERGER

                                      among

                          DISCOVERY LABORATORIES, INC.

                              ATI ACQUISITION CORP.

                                       AND

                            ACUTE THERAPEUTICS, INC.


                                  March 5, 1998

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE 1 THE MERGER.........................................................  2
      Section 1.1   The Merger...............................................  2
      Section 1.2   Closing and Effective Time...............................  2
      Section 1.3   Directors and Officers of the Surviving Corporation......  2
      Section 1.4   Certificate of Incorporation.............................  2
      Section 1.5   Bylaws...................................................  2
      Section 1.6   Effect of the Merger.....................................  2

ARTICLE 2 CONVERSION OR EXCHANGE OF SECURITIES...............................  3
      Section 2.1   Conversion of Capital Stock..............................  3
      Section 2.3   Payment for Common Shares; Surrender of Certificates.....  4
      Section 2.4   Appraisal Rights.........................................  5
      Section 2.5   Seller Option Plan.......................................  5

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF SELLER...........................  6
      Section 3.1   Organization.............................................  6
      Section 3.2   Capitalization...........................................  6
      Section 3.3   Authorization; Validity of Agreement; Necessary Action...  7
      Section 3.4   Consents and Approvals; No Violations....................  7
      Section 3.5   [RESERVED]...............................................  8
      Section 3.6   Absence of Certain Changes...............................  8
      Section 3.7   No Undisclosed Liabilities...............................  9
      Section 3.8   Litigation...............................................  9
      Section 3.9   No Default; Compliance with Applicable Laws..............  9
      Section 3.10  Intellectual Property ...................................  9
      Section 3.11  Tax Returns and Payments ................................ 10
      Section 3.12  Certificate of Incorporation and Bylaws ................. 10
      Section 3.13  Title to Property ....................................... 10
      Section 3.14  Employee Benefits and Contracts ......................... 11
      Section 3.15  Employment; Labor Matters ............................... 12
      Section 3.16  Brokers ................................................. 12
      Section 3.17  Environmental Laws ...................................... 12
      Section 3.18  Insurance ............................................... 13
      Section 3.19  Contracts and Commitments ............................... 13
      Section 3.20  Interests of Officers and Directors ..................... 14
      Section 3.21  Questionable Payments ................................... 14
      Section 3.22  Certain Tax Matters ..................................... 14

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF BUYER AND
          ACQUISITION SUBSIDIARY............................................. 15

      Section 4.1   Organization............................................. 15
      Section 4.2   Capitalization........................................... 15
      Section 4.3   Authorization; Validity of Agreement; Necessary Action... 16
      Section 4.4   Consents and Approvals; No Violations.................... 17
      Section 4.5   SEC Reports and Financial Statements..................... 17
      Section 4.6   Absence of Certain Changes............................... 18
      Section 4.7   No Undisclosed Liabilities............................... 19
      Section 4.8   Litigation............................................... 19
      Section 4.9   No Default; Compliance with Applicable Laws.............. 19
      Section 4.10  Intellectual Property ................................... 20
      Section 4.11  Tax Returns and Payments ................................ 20
      Section 4.12  Certificate of Incorporation and Bylaws ................. 21
      Section 4.13  Title to Property ....................................... 21
      Section 4.14  Employee Benefits and Contracts ......................... 21
      Section 4.15  Employment; Labor Matters ............................... 22
      Section 4.16  Brokers ................................................. 23
      Section 4.17  Environmental Laws ...................................... 23
      Section 4.18  Insurance ............................................... 23
      Section 4.19  Contracts and Commitments ............................... 23
      Section 4.20  Interests of Officers and Directors ..................... 24
      Section 4.21  Questionable Payments ................................... 24
      Section 4.22  Certain Tax Matters ..................................... 25
      Section 4.23  No Prior Activities ..................................... 25

ARTICLE 5  COVENANTS......................................................... 25
      Section 5.1   Interim Operations of Seller and Buyer................... 25
      Section 5.2   Access; Confidentiality.................................. 27
      Section 5.3   Additional Agreements.................................... 27
      Section 5.4   Consents and Approvals; HSR Act.......................... 28
      Section 5.5   Exclusivity.............................................. 28
      Section 5.6   Publicity................................................ 28
      Section 5.7   Notification of Certain Matters.......................... 28
      Section 5.8   Indemnification.......................................... 29
      Section 5.9   Approval of Stockholders................................. 29
      Section 5.10  Buyer Proxy Statement ................................... 30
      Section 5.11  Seller Information Statement ............................ 30
      Section 5.12  Tax Treatment............................................ 31
      Section 5.13  Form S-8 ................................................ 31
      Section 5.14  Reservation of Buyer Common Stock ....................... 31
      Section 5.15  Consolidation of Operations ............................. 31
      Section 5.16  Consolidation of Board of Directors ..................... 32
      Section 5.17  Incentive Bonus Payments ................................ 32

ARTICLE 6 CONDITIONS......................................................... 32
      Section 6.1   Conditions to Each Party's Obligation to Effect the
                    Merger................................................... 32

      Section 6.2   Additional Conditions to Obligations of Seller........... 33
      Section 6.3   Additional Conditions to Obligations of Buyer and
                    Acquisition Subsidiary................................... 34

ARTICLE 7 TERMINATION........................................................ 35
      Section 7.1   Termination.............................................. 35
      Section 7.2   Effect of Termination.................................... 36

ARTICLE 8  MISCELLANEOUS..................................................... 36
      Section 8.1   Fees and Expenses........................................ 36
      Section 8.2   Amendment and Modification............................... 36
      Section 8.3   Nonsurvival of Representations and Warranties............ 36
      Section 8.4   Notices.................................................. 37
      Section 8.5   Interpretation........................................... 38
      Section 8.6   Counterparts............................................. 38
      Section 8.7   Entire Agreement; No Third Party Beneficiaries;
                    Rights of Ownership...................................... 38
      Section 8.8   Severability............................................. 38
      Section 8.9   Governing Law............................................ 38
      Section 8.10  Assignment .............................................. 39

Exhibit A  -  Form of Capetola Employment Agreement
Exhibit B  -  Form of Key Executive Employment Agreement
Exhibit C  -  Form of Option Agreement for 338,500 Shares
Exhibit D  -  Form of Option Agreement for 175,000 Shares
Exhibit E  -  Form of Option Agreement for 160,000 Shares
Exhibit F  -  Form of Registration Rights Agreement
Exhibit G  -  Form of Investment Agreement
Exhibit H  -  Form of Lock-up Agreement
Exhibit I  -  Form of Buyer 1998 Stock Option Plan

                          AGREEMENT AND PLAN OF MERGER

      AGREEMENT AND PLAN OF MERGER, dated March 5, 1998, by and among Discovery Laboratories, Inc., a Delaware corporation ("Buyer" or "Discovery"), ATI Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Buyer ("Acquisition Subsidiary"), and Acute Therapeutics, Inc., a Delaware corporation ("Seller" or "Acute").

                                    RECITALS:

      WHEREAS, upon and subject to the terms and conditions of this Agreement, Acquisition Subsidiary will merge with and into Seller (the "Merger") and Seller will become a wholly-owned subsidiary of Buyer;

      WHEREAS, the Boards of Directors of Seller and Buyer have each determined that it is in the best interests of their respective stockholders for Buyer to acquire Seller upon the terms and subject to the conditions set forth herein; and

      WHEREAS, also in furtherance of such acquisition, the Boards of Directors of Seller and Buyer have each approved this Agreement and the Merger of Acquisition Subsidiary with and into Seller in accordance with the Delaware General Corporation Law ("DGCL"), and upon the terms and subject to the conditions set forth herein; and

      WHEREAS, the Board of Directors of Seller has resolved to recommend approval of this Agreement and the Merger to the holders of shares of Seller's Common Stock, $0.001 par value per share (the "Common Shares") and the holder of shares of Seller's Series A Preferred Stock, $0.001 par value per share (the "Series A Acute Preferred Shares");

      WHEREAS, for federal income tax purposes it is intended that the Merger qualify as a reorganization under the provisions of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"); and

      NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, Seller, Buyer and Acquisition Subsidiary hereby agree as follows:

                                    ARTICLE 1

                                   THE MERGER

      Section 1.1 The Merger. Subject to the terms and conditions of this Agreement, at the Effective Time (as defined in Section 1.2 hereof), Seller and Acquisition Subsidiary shall consummate the Merger pursuant to which Acquisition Subsidiary shall be merged with and into Seller in accordance with Section 251 of the DGCL, the separate corporate existence of Acquisition Subsidiary shall cease, and Seller shall continue as the surviving corporation in the Merger (Seller is sometimes referred to as the "Surviving Corporation").

      Section 1.2 Closing and Effective Time . The closing of the Merger (the "Closing") shall take place (i) at 10:00 a.m., New York time, on a date to be specified by the parties, which shall be no later than the fifth business day after satisfaction or waiver of all of the conditions set forth in Article 6 hereof, at the offices of Brobeck, Phleger & Harrison LLP, 1633 Broadway, 47th Floor, New York, NY 10019 or (ii) at such other time and place as Buyer and Seller shall agree (the "Closing Date"). Immediately after completion of the Closing, the parties shall cause the Merger to be consummated by filing a certificate of merger (the "Certificate of Merger") executed in accordance with the relevant provisions of the DGCL and shall make all other filings or recordings required under the DGCL. The Merger shall become effective at the time when the Certificate of Merger has been duly filed with the Delaware Secretary of State, or such time as is agreed upon by the parties and specified in the Certificate of Merger, and such time is hereinafter referred to as the "Effective Time." The date of the Effective Time is hereinafter referred to as the "Effective Date."

      Section 1.3 Directors and Officers of the Surviving Corporation. The directors and officers of Seller at the Effective Time shall be the initial directors and officers, respectively, of the Surviving Corporation.

      Section 1.4 Certificate of Incorporation. The certificate of incorporation of Acquisition Subsidiary in effect at the Effective Time shall be the certificate of incorporation of the Surviving Corporation until amended in accordance with applicable law.

      Section 1.5 Bylaws. The bylaws of Acquisition Subsidiary in effect at the Effective Time shall be the bylaws of the Surviving Corporation until amended in accordance with applicable law.

      Section 1.6 Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of Seller and Acquisition Subsidiary shall vest in the Surviving Corporation, and all debts, liabilities and duties of Seller and Acquisition Subsidiary shall become the debts, liabilities and duties of the Surviving Corporation.

                                   ARTICLE 2

                      CONVERSION OR EXCHANGE OF SECURITIES

      Section 2.1 Conversion of Capital Stock. As of the Effective Time, by virtue of the Merger and without any action on the part of Buyer, Acquisition Subsidiary, Seller, or the holders of any Common Shares or Series A Acute Preferred Shares or Series B Acute Preferred Shares (as herein defined) or any shares of capital stock of Acquisition Subsidiary:

      (a) Acquisition Subsidiary Capital Stock. Each issued and outstanding share of capital stock of Acquisition Subsidiary shall be converted into and become one fully paid and nonassessable share of common stock of the Surviving Corporation.

      (b) Cancellation of Treasury Stock and Series A Acute Preferred Shares. All Common Shares that are owned by Seller and all Series A Acute Preferred Shares that are owned by Buyer shall be cancelled and extinguished without any conversion thereof and no consideration shall be delivered in exchange therefor.

      (c) Conversion of Common Shares. Each issued and outstanding Common Share (other than Common Shares to be canceled in accordance with Section 2.1(b) and any dissenting Common Shares which are held by stockholders exercising appraisal rights pursuant to the DGCL ("Dissenting Stockholders")) shall by virtue of the Merger and without any action on the part of the holder thereof, be automatically converted into the right to receive, upon surrender of the certificate formerly representing such Common Share (the "Common Share Certificate") in the manner provided in Section 2.3 below, 3.91 shares of Common Stock, $.001 par value of Buyer ("Buyer Common Stock"). The number of shares of Buyer Common Stock into which each Common Share will be automatically converted is referred to as the "Conversion Ratio." All such Common Shares, when so converted, shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such Common Shares shall cease to have any rights with respect thereto, except the right to receive the merger consideration therefor upon the surrender of such certificate in accordance with Section 2.3, or, in the case of Dissenting Stockholders, the right, if any, to receive payment from the Surviving Corporation of the fair value of such Common Shares as determined in accordance with the DGCL. No fractional shares of Buyer Common Stock shall be issued and, in lieu thereof, a cash payment shall be made pursuant to Section 2.3(c).

      Section 2.2 Exchange of Series B Acute Preferred Shares. Each issued and outstanding Share of Seller's Series B Preferred Stock, $0.001 par value per share (the "Series B Acute Preferred Shares") shall, at the Closing, be exchanged for one share of Series A Preferred Stock, $0.001 par value per share of Buyer (the "Discovery Preferred Shares"), pursuant to an exchange agreement between Buyer and Johnson & Johnson Development Corporation ("JJDC")(the "Exchange Agreement") in form and substance reasonably acceptable to Buyer and Seller.

      Section 2.3 Payment for Common Shares; Surrender of Certificates

      (a) Letter of Transmittal. As soon as practicable after the Effective Time, Buyer will send to each record holder of Common Shares at the Effective Time a letter of transmittal and other appropriate materials for use in surrendering Common Share Certificates to Buyer's transfer agent, who shall be appointed exchange agent with respect to the Merger (the "Exchange Agent").

      (b) Payment Procedures. Promptly after the Effective Time, Buyer shall request that the Exchange Agent distribute to each former holder of Common Shares, upon surrender to the Exchange Agent of one or more Common Share Certificates for cancellation together with a duly executed and properly completed letter of transmittal, the shares of Buyer Common Stock receivable by such holder in accordance with the provisions of Section 2.1(c). If Buyer Common Stock is to be delivered to a person other than the person in whose name a Common Share Certificate is so registered, the Common Share Certificate is so surrendered shall be properly endorsed, with signatures guaranteed, or otherwise in proper form for transfer, and the person requesting such payment shall pay any transfer or other taxes required by reason of the delivery to a person other than the registered holder of such Common Share Certificate surrendered, or such person shall establish to the satisfaction of Buyer that such tax has been paid or is not applicable. No interest shall be paid on any consideration payable in the Merger to former holders of Common Shares.

      (c) No Fractional Shares.

            (i) No fractional shares of Buyer Common Stock shall be issued as a result of the Merger. In lieu of the issuance of fractional shares, cash adjustments will be paid to the former holder of Common Shares in respect of any fraction of a share of Buyer Common Stock which would otherwise be issuable under this Agreement. Such cash adjustment shall be equal to an amount determined by multiplying (A) the fractional share of Buyer Common Stock to which the holder of Seller Common Stock would be otherwise entitled under Section 2.1(c) (after aggregating all shares of Buyer Common Stock to which such holder is entitled), by (B) the average closing price of shares of Buyer Common Stock on The Nasdaq Small Cap Market for the twenty trading days immediately preceding the Effective Date.

            (ii) As soon as practicable after the determination of the amount of cash, if any, to be paid to former holders of Common Shares with respect to any fractional share interests of Buyer Common Stock, the Exchange Agent shall promptly pay such amounts to such former holders of Common Shares subject to and in accordance with the terms of this Section 2.3. Buyer will make available to the Exchange Agent the cash necessary for this purpose.

      Section 2.4 Appraisal Rights. Notwithstanding any other provision of this Agreement to the contrary, including but without limitation Section 6.3(f), Common Shares held by a holder who has not voted such Common Shares in favor of the approval of this Agreement and the Merger or consented thereto in writing and with respect to which appraisal rights shall have been demanded and perfected in accordance with Section 262 of the DGCL (the "Dissenting Common Shares") and as of the Effective Time not withdrawn shall not be converted into the right to receive the consideration payable pursuant to Section 2.1(c) at or after the Effective Time, but such Common Shares shall become the right to receive such consideration as may be determined to be due to holders of Dissenting Common Shares pursuant to the laws of the State of Delaware unless and until the holder of such Dissenting Common Shares withdraws his or her demand for such appraisal or becomes ineligible for such appraisal. If a holder of Dissenting Common Shares shall withdraw his or her demand for such appraisal or shall become ineligible for such appraisal (through failure to perfect or otherwise), then, as of the Effective Time or the occurrence of such event, whichever last occurs, such holder's Dissenting Common Shares shall automatically be converted into and represent the right to receive the merger consideration as provided in Section 2.1(c). Seller shall give Buyer (i) prompt written notice of any demands for appraisal of Common Shares received by Seller and (ii) the opportunity to participate in and direct all negotiations and proceedings with respect to any such demands. Seller shall not, without prior written consent of Buyer, make any payment with respect to, or settle, offer to settle or otherwise negotiate, any such demands.

      Section 2.5 Seller Option Plan.

      (a) Assumption of Options. Each outstanding option to purchase Common Shares issued to employees, non-employee directors and consultants of Seller pursuant to Seller's 1996 Stock Option/Stock Issuance Plan, as amended (the "Seller Option Plan"), except for options to purchase 44,800 Common Shares granted on October 10, 1996, as listed on Schedule 2.5 hereto which shall terminate on the Closing, whether vested or unvested (each a "Stock Option"), shall remain outstanding after the Effective Time and shall be assumed by Buyer. The parties intend that Buyer's assumption of the Stock Options shall be treated as "assuming a stock option in a transaction to which Section 424(a) applies" within the meaning of Section 424 of the Code and this subsection (a) shall be interpreted and applied consistent with such intent. Each Stock Option assumed by Buyer shall be exercisable upon the same terms and conditions as under the Seller Option Plan and applicable option agreement issued thereunder, except that (i) such option shall be exercisable for that number of shares of Buyer Common Stock equal to the number of Common Shares for which such option was exercisable times the Conversion Ratio, and (ii) the exercise price of such option shall be equal to the exercise price of such option divided by the Conversion Ratio. The number of shares of Buyer Common Stock subject to an option assumed by Buyer shall be rounded to the nearest whole number (with .5 rounded up) and the exercise price thereof shall be rounded up to the nearest whole cent.

      (b) Notice. As soon as practicable after the Effective Time, Buyer shall deliver to the holders of Stock Options appropriate notices setting forth such holders' rights pursuant to the Buyer Option Plan (as defined in Section 4.2 hereof). The agreements evidencing the grants of such Stock Options shall continue in effect on the same terms and conditions (subject to the adjustments required by this Section 2.5 after giving effect to the Merger).

                                    ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES
                                    OF SELLER

      Seller represents and warrants to Buyer and Acquisition Subsidiary as follows:

      Section 3.1 Organization.

      (a) Except as set forth in Section 3.1 of the disclosure schedule delivered to Buyer on or before the date hereof (the "Seller Disclosure Schedule"), Seller is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has the requisite corporate power and authority and any necessary governmental authority to own, operate or lease the properties that it purports to own, operate or lease and to carry on its business as it is now being conducted, and, except as set forth in Section 3.1 of the Seller Disclosure Schedule, is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its properties owned, operated or leased or the nature of its activities makes such qualification necessary, except for such failure which, when taken together with all other such failures, would not have a Seller Material Adverse Effect (as defined below in Section 3.1(b)). Seller does not own or control any subsidiary.

      (b) The term "Seller Material Adverse Effect" means any individual material adverse effect, or adverse effects which in the aggregate (whether or not related and whether or not any individual effect is material) have a material adverse effect, on the business, operations, properties (including intangible properties), condition (financial or otherwise), assets or liabilities of Seller or could reasonably be expected to prevent or materially delay the consummation of the Merger.

      Section 3.2 Capitalization.

      (a) Capitalization. The authorized capital stock of Seller consists of 2,000,000 Common Shares, par value $0.001 per share and 1,000,000 shares of Preferred Stock, $0.001 par value per share, of which 600,000 shares are designated Series A Acute Preferred Shares and 2,200 shares are designated Series B Acute Preferred Shares. The outstanding Series A Acute Preferred Shares are convertible into 600,000 shares of Common Shares at the conversion price in effect with respect thereto. The Series B Acute Preferred Shares are not convertible. As of December 31, 1997, (i) 202,000 Common Shares were issued and outstanding, (ii) 600,000 Series A Acute Preferred Shares were issued and outstanding and were convertible into 600,000 Common Shares, (iii) 2,039 Series B Acute Preferred Shares were issued and outstanding and held by JJDC, (iv) no shares of Common Stock were held in the treasury of Seller, and (v) 202,300 Common Shares were reserved for issuance upon exercise of outstanding options under the Seller Option Plan. Section 3.2 of the Seller Disclosure Schedule sets forth a true and correct list as of December 31, 1997 of all holders of options to purchase Common Shares, the number of such options outstanding as of such date and the exercise price per option. All of the outstanding shares of Common Shares have been duly authorized and validly issued and are fully paid and nonassessable and free of preemptive rights. Except as set forth in this Section
3.2 and in Section 3.2 of the Seller Disclosure Schedule, there are no other options, warrants or other rights, convertible debt, agreements, arrangements or commitments of any character obligating Seller to issue or sell any shares of capital stock of or other equity interests in Seller. Seller is not obligated to redeem, repurchase or otherwise reacquire any of its capital stock or other securities.

      (b) Seller does not directly or indirectly own or have a right to acquire an equity interest in any corporation, partnership, joint venture or other business association or entity.

      Section 3.3 Authorization; Validity of Agreement; Necessary Action. Seller has full corporate power and authority to execute and deliver this Agreement, all agreements to which Seller is or will be a party that are exhibits to this Agreement and the Management Agreement of even date herewith between Buyer and Seller (the "Management Agreement") and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by Seller of this Agreement and such other agreements and the consummation of the Merger and of the other transactions contemplated hereby and thereby, have been duly authorized by the Board of Directors of Seller and no other corporate or stockholder action on the part of Seller is necessary to authorize the execution and delivery by Seller of this Agreement and such other agreements and the consummation of the transactions contemplated hereby and thereby (other than the approval of this Agreement and the Merger by the holders of a majority of the outstanding shares of Seller capital stock entitled to vote with respect thereto). This Agreement and such other agreements have been duly executed and delivered by Seller and, assuming due and valid authorization, execution and delivery hereof by the other parties thereto are valid and binding obligations of Seller, enforceable against Seller in accordance with its terms.

      Section 3.4 Consents and Approvals; No Violations. Except for the filings or the consents, authorizations or approvals under the agreements set forth in
Section 3.4 of the Seller Disclosure Schedule and the filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the Securities Exchange Act of 1934 (the "Exchange Act"), the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), state securities or blue sky laws, the DGCL and the filing and recordation of a Certificate of Merger under the DGCL, neither the execution, delivery or performance of this Agreement by Seller nor the consummation by Seller of the transactions contemplated hereby nor compliance by Seller with any of the provisions hereof will (i) conflict with or result in any breach of any provision of the certificate of incorporation or the bylaws of Seller, (ii) require any filing with, or permit, authorization, consent or approval of any court, arbitration tribunal, administrative agency or commission or other governmental or other regulatory authority or agency, domestic or foreign (a "Governmental Entity") on the part of Seller, (iii) require the consent of any person under, result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Seller is a party or by which Seller or any of its properties or assets may be bound (the "Seller Specified Agreements"), the lack of which consent, or which violation, breach or default, individually or in the aggregate, could reasonably be expected to have a Seller Material Adverse Effect or (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Seller, any of its subsidiaries or any of their properties or assets.

      Section 3.5 [RESERVED]

      Section 3.6 Absence of Certain Changes. Since December 31, 1997, except as contemplated by this Agreement, there has not been:

      (a) any Seller Material Adverse Effect;

      (b) any material damage, destruction or loss (whether or not covered by insurance) with respect to any of the material assets of Seller;

      (c) any issuance, redemption or acquisition of capital stock by Seller or any declaration or payment of any dividend or other distribution in cash, stock or property with respect to capital stock;

      (d) any stock split, reverse stock split, combination, reclassification or other similar action with respect to capital stock;

      (e) any entry into any material commitment or transaction (including, without limitation, any borrowing or capital expenditure) other than in the ordinary course of business or as contemplated by this Agreement;

      (f) any acquisition or disposition of rights (pursuant to license, sublicense or otherwise) under or with respect to any patent, copyright, trademark, tradename or other intellectual property right or registration thereof or application therefor;

      (g) any mortgage, pledge, security interest or imposition of lien or other encumbrance on any material asset of Seller; or

      (h) any change by Seller in accounting principles or methods except insofar as may have been required by a change in generally accepted accounting principles and disclosed in the Buyer Financial Statements (as defined in Section 4.5 below).

      Except as set forth in Section 3.6 of the Seller Disclosure Schedule, since December 31, 1997 Seller has conducted its business only in the ordinary course and in a manner consistent with past practice and has not made any material change in the conduct of its business or operations. Except as set forth in Section 3.6 of the Seller Disclosure Schedule, no person has or will have the right to receive any severance, bonus, other payment, increase or change in benefits or vesting of stock options, shares or other benefits as a result of any of the transactions contemplated by this Agreement.

      Section 3.7 No Undisclosed Liabilities. Except as set forth in Section 3.7 of the Seller Disclosure Schedule, and except as reflected in the Buyer Financial Statements, Seller has no liabilities of any nature (whether accrued, absolute, contingent or otherwise), except those liabilities incurred in the ordinary course of business which could not, individually or in the aggregate, reasonably be expected to have a Seller Material Adverse Effect.

      Section 3.8 Litigation. Except as disclosed in Section 3.8 of the Seller Disclosure Schedule, there is no suit, claim, action, proceeding or investigation pending or, to the knowledge of Seller, threatened against Seller. Except as disclosed in Section 3.8 of the Seller Disclosure Schedule, Seller is not subject to any outstanding order, writ, injunction or decree.

      Section 3.9 No Default; Compliance with Applicable Laws. The business of Seller is not being conducted in default or violation of any term, condition or provision of (i) its certificate of incorporation or bylaws, (ii) any Seller Specified Agreement or (iii) any federal, state, local or foreign statute, law, ordinance, rule, regulation, judgment, decree, order, concession, grant, franchise, permit or license or other governmental authorization or approval applicable to Seller, excluding from the foregoing clauses (ii) and (iii), defaults or violations which could not, individually or in the aggregate, reasonably be expected to have a Seller Material Adverse Effect. As of the date of this Agreement, no investigation or review by any Governmental Entity or other entity with respect to Seller is pending or, to the knowledge of Seller, threatened, nor has any Governmental Entity or other entity indicated an intention to conduct the same. Seller has in effect all Federal, state, local and foreign governmental approvals, authorizations, certificates, filings, franchises, licenses, notices, permits and rights ("Seller Permits") necessary for it to own, lease or operate its properties and assets and to carry on its business as now conducted, and there has occurred no default under any such Seller Permit.

      Section 3.10 Intellectual Property. Except as set forth in Section 3.10 of the Seller Disclosure Schedule, or as could not reasonably be expected to have, individually or in the aggregate, a Seller Material Adverse Effect, Seller owns or possesses adequate licenses or other valid rights to use all patents, trademarks, trade names, copyrights, service marks, trade secrets, know-how and other proprietary rights and information used or held for use in connection with the business of Seller as currently conducted, and Seller is unaware of any assertion or claim challenging the validity of any of the foregoing. Section
3.10 of the Seller Disclosure Schedule lists all material licenses, sublicenses and other agreements to which Seller is a party and pursuant to which (i) any third party is authorized to use any intellectual property right of Seller and
(ii) Seller is authorized to use any intellectual property rights (other than pursuant to shrink-wrap licenses and other software licenses) of a third party, true and correct copies of which have been provided to Buyer and Acquisition Subsidiary. The conduct of the business of Seller as currently conducted does not conflict in any way with any patent, license, trademark, or copyright of any third party. To the knowledge of Seller, there are no infringements of any proprietary rights owned by or licensed by or to Seller that could reasonably be expected to have, individually or in the aggregate, a Seller Material Adverse Effect. Seller has taken reasonable security measures to protect the confidentiality of its trade secrets. Except as set forth in Section 3.10 of the Seller Disclosure Schedule, all current and past employees or consultants of Seller, who, either alone or in concert with others, developed, invented, discovered, derived, programmed or designed such trade secrets, or who have or had access to information disclosing such trade secrets, have entered into confidentiality and non-disclosure agreements with Seller (the "Seller Trade Secret Agreements"). Any exception which has been taken to the Trade Secrets Agreements (for example an employee or consultant excluding a prior invention) is described in Section 3.10 of the Seller Disclosure Schedule, including the exception taken and the employee taking such exception. To the knowledge of Seller, neither Seller, nor its employees or its consultants have caused any of Seller's trade secrets to become part of the public knowledge or literature, nor has Seller, its employees or consultants permitted any such trade secrets to be used, divulged or appropriated for the benefit of persons to the material detriment of Seller.

      Section 3.11 Tax Returns and Payments. Except as set forth in Section 3.11 of the Seller Disclosure Schedule, all tax returns and reports with respect to Seller required by law to be filed under the laws of any jurisdiction, domestic or foreign, have been duly and timely filed and all taxes, fees or other governmental charges of any nature which were required to have been paid have been paid or provided for. Seller has no knowledge of any unpaid taxes or any actual or threatened assessment of deficiency or additional tax or other governmental charge or a basis for such a claim against Seller. Seller has no knowledge of any tax audit of Seller by any taxing or other authority in connection with any of its fiscal years; Seller has no knowledge of any such audit currently pending or threatened, and Seller has no knowledge of any tax liens on any of the properties of Seller.

      Section 3.12 Certificate of Incorporation and Bylaws. Seller has heretofore furnished to Buyer and Acquisition Subsidiary a complete and correct copy of the certificate of incorporation and the bylaws, each as amended to the date hereof, of Seller. Such certificate of incorporation and bylaws are in full force and effect. Seller is not in violation of any of the provisions of its certificate of incorporation or bylaws.

      Section 3.13 Title to Property.

      (a) Seller has good and marketable title, or valid leasehold rights in the case of leased property, to all real property and all personal property purported to be owned or leased by it, free and clear of all material liens, security interests, claims, encumbrances and charges, excluding (i) immaterial liens for fees, taxes, levies, imposts, duties or governmental tax of any kind which are not yet delinquent or are being contested in good faith by appropriate proceedings which suspend the collection thereof, (ii) immaterial liens for mechanics, materialmen, laborers, employees, suppliers or other liens arising by operation of law for sums which are not yet delinquent or are being contested in good faith by appropriate proceedings, (iii) purchase money liens on office, computer and related equipment and supplies incurred in the ordinary course of business, and (iv) liens or defects in title or leasehold rights that, individually or in the aggregate, could not reasonably be expected to have a Seller Material Adverse Effect.

      (b) Consummation of the Merger will not result in any breach of or constitute a default (or an event with which notice or lapse of time or both would constitute a default) under, or give to others any rights of termination or cancellation of, or require the consent of others under, any lease in which Seller is a lessee, except for breaches or defaults which, individually, or in the aggregate, could not reasonably be expected to have a Seller Material Adverse Effect.

      Section 3.14 Employee Benefits and Contracts.

            (a) Section 3.14 of the Seller Disclosure Schedule lists all employee benefit plans (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) maintained by Seller. Each of such employee benefit plans complies in all material respects with applicable requirements of ERISA or the Code of 1986 and no "reportable event" or "prohibited transaction" (as such terms are defined in ERISA) has occurred with respect to any such plan, and no termination, if it has occurred or were to occur before the Effective Date, would present a risk of liability to any Governmental Entity or other persons that would have a Seller Material Adverse Effect.

            (b) Seller has never maintained an employee benefit plan subject to
Section 412 of the Code or Title IV of ERISA. Each employee benefit plan of Seller intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service confirming such qualification. Seller has never had an obligation to contribute to a "multi-employer plan" as defined in Section 4001(a)(3) of ERISA. There are no unfunded obligations under any employee benefit plan of Seller providing benefits after termination of employment to any employee or former employee, including but not limited to retiree health coverage and deferred compensation, but excluding continuation of health coverage required to be continued under
Section 4980(B) of the Code. Each employee benefit plan of Seller may be amended or terminated by Seller without the consent or approval of any other person. There is no employee benefit plan, stock option plan, stock appreciation right plan, restricted stock plan, stock purchase plan, or severance benefit plan of Seller, any of the benefits of which will be increased or the vesting of the benefits under which will be accelerated by the occurrence of any of the transactions contemplated by this Agreement or the benefits under which will be calculated on the basis of the transactions contemplated by this Agreement.

            (c) Seller is not obligated to make any parachute payment, as defined in Section 280G(b)(2) of the Code, nor will any parachute payment be deemed to have occurred as a result of or arising out of any of the transactions contemplated by this Agreement. Seller has no contract, agreement, obligation or arrangement with any employee or other person, any of the benefits of which will be increased or the vesting of the benefits under which will be accelerated by any change of control of Seller or the occurrence of any of the transactions contemplated by this Agreement or the benefits under which will be calculated on the basis of the transactions contemplated by this Agreement.

      Section 3.15 Employment; Labor Matters.

      (a) Seller has delivered to Buyer true, complete and correct copies of all employment agreements and all consulting agreements to which Seller is a party.

      (b) Except as set forth in Section 3.15 of the Seller Disclosure Schedule
(i) Seller is not a party to any outstanding employment agreements or contracts with directors, officers, employees or consultants; (ii) Seller is not a party to any agreement, policy or practice that requires it to pay termination or severance pay to employees (other than as required by law); and (iii) Seller is not a party to any collective bargaining agreement or other labor union contract applicable to persons employed by Seller, nor does Seller know of any activities or proceedings of any labor union to organize any such employees.

      Section 3.16 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Seller.

      Section 3.17 Environmental Laws. Except as could not reasonably be expected to have, individually or in the aggregate, a Seller Material Adverse
Effect: (i) Seller is in compliance with all applicable Environmental Laws (as defined below); (ii) all past noncompliance, if any, of Seller with Environmental Laws or Environmental Permits (as defined below) has been resolved without any pending, ongoing or future obligation, cost or liability; and (iii) Seller has not released or transported a Hazardous Material (as defined below), in violation of any Environmental Law.

            For purposes of this Agreement:

            (a) "Environmental Law" shall mean any law and any enforceable judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to pollution or protection of the environment or natural resources, including, without limitation, those relating to the use, handling, transportation, treatment, storage, disposal, release or discharge of Hazardous Material, as in effect as of the date hereof.

            (b) "Environmental Permit" shall mean any permit, approval, identification number, license or other authorization required under or issued pursuant to any applicable Environmental Law.

            (c) "Hazardous Material" shall mean any hazardous or toxic substance, material or waste which is or becomes regulated by any local government authority, any state or the United State Government.

            Section 3.18 Insurance. Section 3.18 of the Seller Disclosure Schedule sets forth a true and complete list of all insurance policies in force at the date hereof, with respect to the assets, properties or operations of Seller. True and complete copies of all such insurance policies have been made available to Buyer and Acquisition Subsidiary by Seller. Such policies are in full force and effect.

      Section 3.19 Contracts and Commitments.

      (a) Except as disclosed in Section 3.10, 3.15 or 3.19 of the Seller Disclosure Schedule, Seller is not a party or subject to:

            (i) any plan, contract or arrangement, written or oral, which requires aggregate payments by Seller in excess of $50,000 per year or which provides for bonuses, pensions, deferred compensation, severance pay or benefits, retirement payments, profit-sharing, or the like;

            (ii) any joint marketing, joint development or joint venture contract or arrangement or any other agreement which has involved or is expected to involve a sharing of profits with other persons;

            (iii) any lease for real or personal property in which the amount of payments which Seller is required to make on an annual basis exceeds $50,000;

            (iv) any agreement, contract, mortgage, indenture, lease, instrument, license, franchise, permit, concession, arrangement, commitment or authorization which may be, by its terms, terminated or breached by reason of the execution of this Agreement, the Merger, or the consummation of the transactions contemplated hereby or thereby;

            (v) except for trade indebtedness incurred in the ordinary course of business, any instrument evidencing or related in any way to indebtedness in excess of $50,000 incurred in the acquisition of companies or other entities or indebtedness in excess of $50,000 for borrowed money by way of direct loan, sale of debt securities, purchase money obligation, conditional sale, guarantee, indemnification or otherwise;

            (vi) any contract containing covenants purporting to limit Seller's freedom to compete in any line of business or in any geographic area or with any third party,

            (vii) any agreement, contract or commitment relating to capital expenditures and involving future obligations in excess of $50,000; or

            (viii) any other agreement, contract or commitment which is material to Seller taken as a whole.

      (b) Except as disclosed in Section 3.19 of the Seller Disclosure Schedule, each agreement, contract, mortgage, indenture, plan, lease, instrument, permit, concession, franchise, arrangement, license and commitment listed in Section
3.19 of the Seller Disclosure Schedule is valid and binding on Seller and the other party(ies) thereto, is in full force and effect, and neither Seller, nor to the knowledge of Seller any other party thereto, has breached any material provision of, or is in material default under the terms of, any such agreement, contract, mortgage, indenture, plan, lease, instrument, permit, concession, franchise, arrangement, license or commitment.

      (c) There is no agreement, judgment, injunction, order or decree binding upon Seller which has or could reasonably be expected to have the effect of prohibiting or materially impairing any current business practice of Seller, any acquisition of property by Seller or the conduct of business by Seller as currently conducted or as proposed to be conducted by Seller.

      Section 3.20 Interests of Officers and Directors. To Seller's knowledge, except as set forth in Section 3.20 of the Seller Disclosure Schedule, no officer or director of Seller has had, either directly or indirectly, a material interest in: (i) any person or entity which purchases from or sells, licenses or furnishes to Seller any goods, property rights or services; (ii) except for the employment or consulting contracts listed in Section 3.15 of the Seller Disclosure Schedule, any contract or agreement to which Seller is a party or by which it may be bound or affected; or (iii) any property, real or personal, tangible or intangible, used in or pertaining to its business.

      Section 3.21 Questionable Payments. Neither Seller nor to its knowledge any director, officer, agent or other employee of Seller has: (i) made any payments or provided services or other favors in the United States of America or in any foreign country in order to obtain preferential treatment or consideration by any Governmental Entity with respect to any aspect of the business of Seller; or (ii) made any political contributions which would not be lawful under the laws of the United States or the foreign country in which such payments were made. Neither Seller nor to its knowledge any director, officer, agent or other employee of Seller has been the subject of any inquiry or investigation by any Governmental Entity in connection with payments or benefits or other favors to or for the benefit of any governmental or armed services official, agent, representative or employee with respect to any aspect of the business of Seller or with respect to any political contribution.

      Section 3.22 Certain Tax Matters. Neither Seller nor, to the knowledge of Seller, any of its affiliates has taken or agreed to take any action that could be expected to prevent the Merger from constituting a transaction qualifying under Section 368 of the Code. Seller is not aware of any agreement, plan or other circumstances that could reasonably be expected to prevent the Merger from so qualifying under Section 368 of the Code.

                                    ARTICLE 4

                         REPRESENTATIONS AND WARRANTIES
                       OF BUYER AND ACQUISITION SUBSIDIARY

      Buyer and Acquisition Subsidiary represent and warrant to Seller as follows:

      Section 4.1 Organization.

      (a) Except as set forth in Section 4.1 of the disclosure schedule delivered to Seller on or before the date hereof (the "Buyer Disclosure Schedule"), each of Buyer and Acquisition Subsidiary (which is the only subsidiary of Buyer other than Seller) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power and authority and any necessary governmental authority to own, operate or lease the properties that it purports to own, operate or lease and to carry on its business as it is now being conducted, and, except as set forth in Section 4.1 of the Buyer Disclosure Schedule, is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its properties owned, operated or leased or the nature of its activities makes such qualification necessary, except for such failure which, when taken together with all other such failures, would not have a Buyer Material Adverse Effect (as defined below in Section 4.1(b)).

      (b) The term "Buyer Material Adverse Effect" means any individual material adverse effect, or adverse effects which in the aggregate (whether or not related and whether or not any individual effect is material) have a material adverse effect, on the business, operations, properties (including intangible properties), condition (financial or otherwise), assets or liabilities of Buyer and its subsidiaries taken as a whole or that could reasonably be expected to prevent or materially delay the consummation of the Merger.

      (c) For purposes of this Article 4 and Article 5, Acute shall not be considered to be a subsidiary of Buyer.

      Section 4.2 Capitalization.

      (a) Capitalization. The authorized capital stock of Buyer consists of 20,000,000 shares of Buyer Common Stock, par value $0.001 per share, and 5,000,000 shares of Preferred Stock, par value $0.001 per share, of which 2,420,282 are designated Series B Convertible Preferred Stock (the "Series B Preferred Stock"). As of December 31, 1997, (i) 3,176,065 shares of Buyer Common Stock were issued and outstanding, (ii) 2,200,256 shares of Series B Preferred Stock were issued and outstanding and were convertible into 3,424,980 shares of Buyer Common Stock, (iii) 115,491 shares of Buyer Common Stock were held in the treasury of the Buyer, (iv) 253,535 shares of Buyer Common Stock were reserved for issuance upon exercise of outstanding options issued under the 1996 Stock Option Plan of Discovery Laboratories, Inc., a former Delaware corporation ("Old Discovery") and outside such plan and assumed by Buyer, (v) an aggregate of 116,162 shares of Buyer Common Stock were reserved for issuance under stock options granted pursuant to Buyer's 1993 and 1995 Stock Option Plans (the "Buyer Option Plans"), (vi) an aggregate of 2,297 shares of Buyer Common Stock were reserved for issuance under stock options granted by Buyer outside the Buyer Option Plans, (vii) an aggregate of 2,055,624 shares of Buyer Common Stock were reserved for issuance under outstanding warrants as more fully described in
Section 4.2 of the Buyer Disclosure Schedule, (viii) 342,499 shares of Buyer Common Stock were reserved for issuance upon conversion of the 220,026 shares of Series B Preferred Stock issuable upon the exercise of outstanding warrants, and
(ix) 173,333 shares of Buyer Common Stock were reserved for issuance upon exercise of Buyer's outstanding unit purchase option (including warrants issuable upon the exercise of such unit purchase option). Section 4.2 of the Buyer Disclosure Schedule sets forth a true and correct list as of December 31, 1997 of all holders of options to purchase shares of Buyer Common Stock, the number of such options outstanding as of such date and the exercise price per option. All of the outstanding shares of Buyer Common Stock have been duly authorized and validly issued and are fully paid and nonassessable and free of preemptive rights. Except as set forth in this Section 4.2 and Section 4.2 of the Buyer Disclosure Schedule, there are no other options, warrants or other rights, convertible debt, agreements, arrangements or commitments of any character obligating Buyer or Acquisition Subsidiary to issue or sell any shares of capital stock of or other equity interests in Buyer or Acquisition Subsidiary other than Buyer's obligation to reset the conversion price applicable to the Series B Preferred Stock under the circumstances described in Buyer's Restated Certificate of Incorporation. Buyer is not obligated to redeem, repurchase or otherwise reacquire any of its capital stock or other securities.

      (b) Except as set forth in Section 4.2 of the Buyer Disclosure Schedule, all of the outstanding shares of the capital stock of Acquisition Subsidiary are beneficially owned by Buyer, directly or indirectly, and all such shares have been duly authorized, validly issued and are fully paid and nonassessable and are owned by either Buyer or one of its subsidiaries free and clear of all liens, security interests, charges, claims or encumbrances of any nature whatsoever. There are no existing options, calls or commitments of any character relating to the issued or unissued capital stock or other securities of Acquisition Subsidiary. Except as set forth in Section 4.2 of the Buyer Disclosure Schedule, Buyer does not directly or indirectly own or have a right to acquire an equity interest in any corporation, partnership, joint venture or other business association or entity.

      Section 4.3 Authorization; Validity of Agreement; Necessary Action. Each of Buyer and Acquisition Subsidiary has full corporate power and authority to execute and deliver this Agreement and all agreements to which Buyer and Acquisition Subsidiary is or will be a party that are exhibits to this Agreement, including the Employment Agreements (as defined in Section 6.2 herein), and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by Buyer and Acquisition Subsidiary of this Agreement, and the consummation of the Merger and of the other transactions contemplated hereby and thereby, have been duly authorized by the Boards of Directors of Buyer and Acquisition Subsidiary, as the case may be, and no other corporate or stockholder action on the part of Buyer and Acquisition Subsidiary is necessary to authorize the execution and delivery by Buyer or Acquisition Subsidiary of this Agreement and the consummation of the transactions contemplated hereby and thereby (other than the approval of this Agreement and the Merger by the holders of a majority of the outstanding shares (on an as-converted basis) of Buyer capital stock entitled to vote with respect thereto). This Agreement has been duly executed and delivered by Buyer and Acquisition Subsidiary and assuming due and valid authorization, execution and delivery hereof by Seller, is a valid and binding obligation of Buyer and Acquisition Subsidiary, as the case may be, enforceable against Buyer and Acquisition Subsidiary in accordance with their respective terms.

      Section 4.4 Consents and Approvals; No Violations. Except for the filings or the consents, authorizations or approvals under the agreements set forth in
Section 4.4 of the Buyer Disclosure Schedule and the filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the Exchange Act, the HSR Act, state securities or blue sky laws, the DGCL and the filing and recordation of a Certificate of Merger under the DGCL, neither the execution, delivery or performance of this Agreement by Buyer nor the consummation by Buyer of the transactions contemplated hereby nor compliance by Buyer with any of the provisions hereof will (i) conflict with or result in any breach of any provision of the certificate of incorporation or the bylaws of Buyer or Acquisition Subsidiary,
(ii) require any filing with, or permit, authorization, consent or approval of, a Governmental Entity, on the part of Buyer or Acquisition Subsidiary, (iii) require the consent of any person under, result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Buyer or Acquisition Subsidiary is a party or by which any of them or any of their properties or assets may be bound (the "Buyer Specified Agreements"), the lack of which consent, or which violation, breach or default, individually or in the aggregate, could reasonably be expected to have a Buyer Material Adverse Effect, or (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Buyer, Acquisition Subsidiary or any of their properties or assets.

      Section 4.5 SEC Reports and Financial Statements.

      (a) Buyer has timely filed with the Securities and Exchange Commission (the "SEC"), and has delivered to Seller, true and complete copies of, all forms, reports, schedules, statements and other documents required to be filed by it since January 1, 1996, under the Securities Act of 1933, as amended, or the Exchange Act (collectively, the "SEC Documents"). Except as set forth in Section 4.5 of the Buyer Disclosure Schedule, the SEC Documents (i) were prepared in accordance with the requirements of the Securities Act or the Exchange Act, as the case may be, including without limitation the applicable accounting requirements thereunder and the published rules and regulations of the SEC with respect thereto, (ii) when filed, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (iii) taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Acquisition Subsidiary is not required to file any statements or reports with the SEC pursuant to Sections 13(a) or 15(d) of the Exchange Act.

      (b) Except as set forth in Section 4.5 of the Buyer Disclosure Schedule, the consolidated financial statements of Buyer contained in the SEC Documents (the "Buyer Financial Statements"), have been prepared in accordance with United States generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the financial position and the results of operations and cash flows (and changes in financial position, if any) of Buyer and Acquisition Subsidiary as of the respective dates and for the respective periods thereof, except that the unaudited interim quarterly financial statements were or are subject to normal and recurring year-end adjustments which were or are not expected to be material in amount and did not or may not have included footnote disclosure that would otherwise be required by GAAP. Except as set forth in Section 4.5 of the Buyer Disclosure Schedule, Buyer is not aware of any facts or circumstances which would require Buyer to amend or restate any of the SEC Documents, including without limitation the financial information included therein.

      Section 4.6 Absence of Certain Changes. Since December 31, 1997, except as contemplated by this Agreement or set forth in Section 4.6 of the Buyer Disclosure Schedule, there has not been:

      (a) any Buyer Material Adverse Effect;

      (b) any material damage, destruction or loss (whether or not covered by insurance) with respect to any of the material assets of Buyer or Acquisition Subsidiary;

      (c) any issuance, redemption or acquisition of capital stock by Buyer or Acquisition Subsidiary or any declaration or payment of any dividend or other distribution in cash, stock or property with respect to capital stock;

      (d) any stock split, reverse stock split, combination, reclassification or other similar action with respect to capital stock;

      (e) any entry into any material commitment or transaction (including, without limitation, any borrowing or capital expenditure) other than in the ordinary course of business or as contemplated by this Agreement;

      (f) any acquisition or disposition of rights (pursuant to license, sublicense or otherwise) under or with respect to any patent, copyright, trademark, tradename or other intellectual property right or registration thereof or application therefor;

      (g) any mortgage, pledge, security interest or imposition of lien or other encumbrance on any material asset of Buyer or Acquisition Subsidiary; or

      (h) any change by Buyer in accounting principles or methods except insofar as may have been required by a change in generally accepted accounting principles and disclosed in the SEC Documents.

      Except as set forth in Section 4.6 of the Buyer Disclosure Schedule, since December 31, 1997, Buyer and its subsidiaries have conducted their business only in the ordinary course and in a manner consistent with past practice and have not made any material change in the conduct of the business or operations of Buyer and Acquisition Subsidiary taken as a whole. Except as set forth in
Section 4.14(b) of the Buyer Disclosure Schedule, no person has or will have the right to receive any severance, bonus, other payment, increase or change in benefits or vesting of stock options, shares or other benefits as a result of any of the transactions contemplated by this Agreement.

      Section 4.7 No Undisclosed Liabilities. Except as set forth in Section 4.7 of the Buyer Disclosure Schedule, and except as reflected in the Buyer Financial Statements contained in the SEC Documents, Buyer and Acquisition Subsidiary have no liabilities of any nature (whether accrued, absolute, contingent or otherwise), except those liabilities incurred in the ordinary course of business which could not, individually or in the aggregate, reasonably be expected to have a Buyer Material Adverse Effect.

      Section 4.8 Litigation. Except as disclosed in the SEC Documents or in
Section 4.8 of the Buyer Disclosure Schedule, there is no suit, claim, action, proceeding or investigation pending or, to the knowledge of Buyer, threatened against Buyer. Except as disclosed in the SEC Documents or in Section 4.8 of the Buyer Disclosure Schedule, neither Buyer nor Acquisition Subsidiary is subject to any outstanding order, writ, injunction or decree.

      Section 4.9 No Default; Compliance with Applicable Laws. Except as disclosed in Section 4.9 of the Buyer Disclosure Schedule, the business of each of Buyer and Acquisition Subsidiary is not being conducted in default or violation of any term, condition or provision of (i) its certificate of incorporation or bylaws, (ii) any Buyer Specified Agreement or (iii) any federal, state, local or foreign statute, law, ordinance, rule, regulation, judgment, decree, order, concession, grant, franchise, permit or license or other governmental authorization or approval applicable to Buyer or Acquisition Subsidiary, excluding from the foregoing clauses (ii) and (iii), defaults or violations which could not, individually or in the aggregate, reasonably be expected to have a Buyer Material Adverse Effect. Except as disclosed in Section
4.9 of the Buyer Disclosure Schedule, as of the date of this Agreement, no investigation or review by any Governmental Entity or other entity with respect to Buyer or Acquisition Subsidiary is pending or, to the knowledge of Buyer, threatened, nor has any Governmental Entity or other entity indicated an intention to conduct the same. Each of Buyer and Acquisition Subsidiary has in effect all Federal, state, local and foreign governmental approvals, authorizations, certificates, filings, franchises, licenses, notices, permits and rights ("Buyer Permits") necessary for it to own, lease or operate its properties and assets and to carry on its business as now conducted, and there has occurred no default under any such Buyer Permit.

      Section 4.10 Intellectual Property. Except as set forth in Section 4.10 of the Buyer Disclosure Schedule, or as could not reasonably be expected to have, individually or in the aggregate, a Buyer Material Adverse Effect, Buyer and its subsidiaries own or possess adequate licenses or other valid rights to use all patents, trademarks, trade names, copyrights, service marks, trade secrets, know-how and other proprietary rights and information used or held for use in connection with the business of Buyer and its subsidiaries as currently conducted, and Buyer is unaware of any assertion or claim challenging the validity of any of the foregoing. Section 4.10 of the Buyer Disclosure Schedule lists all material licenses, sublicenses and other agreements to which the Buyer or Acquisition Subsidiary is a party and pursuant to which (i) any third party is authorized to use any intellectual property right of the Buyer or Acquisition Subsidiary and (ii) Buyer or its subsidiaries are authorized to use any intellectual property rights (other than pursuant to shrink-wrap licenses and other software licenses) of a third party, true and correct copies of which have been provided to Seller. Except as set forth in Section 4.10 of the Buyer Disclosure Schedule, the conduct of the business of Buyer and its subsidiaries as currently conducted does not conflict in any way with any patent, license or copyright of any third party. To the knowledge of Buyer, except as set forth in
Section 4.10 of the Buyer Disclosure Schedule, there are no infringements of any proprietary rights owned by or licensed by or to Buyer or Acquisition Subsidiary that could reasonably be expected to have, individually or in the aggregate, a Buyer Material Adverse Effect. Buyer has taken reasonable security measures to protect the confidentiality of its trade secrets. All current and past employees or consultants of Buyer, who, either alone or in concert with others, developed, invented, discovered, derived, programmed or designed such trade secrets, or who have or had access to information disclosing such trade secrets, have entered into confidentiality and non-disclosure agreements with Buyer (the "Buyer Trade Secret Agreements"). Any exception which has been taken to the Buyer Trade Secrets Agreements (for example an employee or consultant excluding a prior invention) is described in Section 4.10 of the Buyer Disclosure Schedule, including the exception taken and the employee taking such exception. To the knowledge of Buyer, neither Buyer, nor its employees or its consultants have caused any of Buyer's trade secrets to become part of the public knowledge or literature, nor has Buyer, its employees or consultants permitted any such trade secrets to be used, divulged or appropriated for the benefit of persons to the material detriment of Buyer.

      Section 4.11 Tax Returns and Payments. All tax returns and reports with respect to Buyer or Acquisition Subsidiary required by law to be filed under the laws of any jurisdiction, domestic or foreign, have been duly and timely filed and all taxes, fees or other governmental charges of any nature which were required to have been paid have been paid or provided for. Buyer and Acquisition Subsidiary have no knowledge of any unpaid taxes or any actual or threatened assessment of deficiency or additional tax or other governmental charge or a basis for such a claim against Buyer or Acquisition Subsidiary. Buyer and Acquisition Subsidiary have no knowledge of any tax audit of Buyer or Acquisition Subsidiary by any taxing or other authority in connection with any of its fiscal years; Buyer and Acquisition Subsidiary have no knowledge of any such audit currently pending or threatened, and Buyer and Acquisition Subsidiary have no knowledge of any tax liens on any of the properties of Buyer or Acquisition Subsidiary.

      Section 4.12 Certificate of Incorporation and Bylaws. Buyer and Acquisition Subsidiary have heretofore furnished to Seller a complete and correct copy of the certificate of incorporation and the bylaws, each as amended to the date hereof, of Buyer and Acquisition Subsidiary. Such certificate of incorporation and bylaws are in full force and effect. Neither Buyer nor Acquisition Subsidiary is in violation of any of the provisions of its certificate of incorporation.

      Section 4.13 Title to Property.

      (a) Except as disclosed in Section 4.13 to the Buyer Disclosure Schedule, Buyer and Acquisition Subsidiary has good and marketable title, or valid leasehold rights in the case of leased property, to all real property and all personal property purported to be owned or leased by them, free and clear of all material liens, security interests, claims, encumbrances and charges, excluding
(i) immaterial liens for fees, taxes, levies, imposts, duties or governmental tax of any kind which are not yet delinquent or are being contested in good faith by appropriate proceedings which suspend the collection thereof, (ii) immaterial liens for mechanics, materialmen, laborers, employees, suppliers or other liens arising by operation of law for sums which are not yet delinquent or are being contested in good faith by appropriate proceedings, (iii) purchase money liens on office, computer and related equipment and supplies incurred in the ordinary course of business, and (iv) liens or defects in title or leasehold rights that, individually or in the aggregate, could not reasonably be expected to have a Buyer Material Adverse Effect.

      (b) Except as set forth in Section 4.13(b) of the Buyer Disclosure Schedule, consummation of the Merger will not result in any breach of or constitute a default (or an event with which notice or lapse of time or both would constitute a default) under, or give to others any rights of termination or cancellation of, or require the consent of others under, any lease in which Buyer or Acquisition Subsidiary is a lessee, except for breaches or defaults which, individually or in the aggregate, could not reasonably be expected to have a Buyer Material Adverse Effect.

      Section 4.14 Employee Benefits and Contracts.

            (a) Section 4.14 of the Buyer Disclosure Schedule lists all employee benefit plans (as defined in Section 3(3) of the ERISA) maintained by Buyer and Acquisition Subsidiary. Each of such employee benefit plans complies in all material respects with applicable requirements of ERISA or the Internal Revenue Code of 1986, as amended (the "Code") and no "reportable event" or "prohibited transaction" (as such terms are defined in ERISA) has occurred with respect to any such plan, and no termination, if it has occurred or were to occur before the Effective Date, would present a risk of liability to any Governmental Entity or other persons that would have a Buyer Material Adverse Effect.

            (b) Buyer and Acquisition Subsidiary has never maintained an employee benefit plan subject to Section 412 of the Code or Title IV of ERISA. Each employee benefit plan of Buyer or Acquisition Subsidiary intended to be qualified under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service confirming such qualification. Neither Buyer nor Acquisition Subsidiary has ever had an obligation to contribute to a "multi-employer plan" as defined in Section 4001(a)(3) of ERISA. There are no unfunded obligations under any employee benefit plan of Buyer or Acquisition Subsidiary providing benefits after termination of employment to any employee or former employee, including but not limited to retiree health coverage and deferred compensation, but excluding continuation of health coverage required to be continued under Section 4980(B) of the Code. Each employee benefit plan of Buyer or Acquisition Subsidiary may be amended or terminated by Buyer or Acquisition Subsidiary without the consent or approval of any other person. There is no employee benefit plan, stock option plan, stock appreciation right plan, restricted stock plan, stock purchase plan, or severance benefit plan of Buyer or Acquisition Subsidiary, any of the benefits of which will be increased or the vesting of the benefits under which will be accelerated by the occurrence of any of the transactions contemplated by this Agreement or the benefits under which will be calculated on the basis of the transactions contemplated by this Agreement, except as set forth in Section 4.14(b) of the Buyer Disclosure Schedule.

            (c) Neither Buyer nor Acquisition Subsidiary is obligated to make any parachute payment, as defined in Section 280G(b)(2) of the Code, nor will any parachute payment be deemed to have occurred as a result of or arising out of any of the transactions contemplated by this Agreement. Neither Buyer nor Acquisition Subsidiary has any contract, agreement, obligation or arrangement with any employee or other person, any of the benefits of which will be increased or the vesting of the benefits under which will be accelerated by any change of control of Buyer or Acquisition Subsidiary or the occurrence of any of the transactions contemplated by this Agreement or the benefits under which will be calculated on the basis of the transactions contemplated by this Agreement except as set forth in Section 4.14(b) of the Buyer Disclosure Schedule.

      Section 4.15 Employment; Labor Matters.

      (a) Buyer has delivered to Seller true, complete and correct copies of all employment agreements and all consulting agreements to which Buyer or Acquisition Subsidiary is a party.

      (b) Except as set forth in Section 4.15 of the Buyer Disclosure Schedule
(i) neither Buyer nor Acquisition Subsidiary is a party to any outstanding employment agreements or contracts with directors, officers, employees or consultants; (ii) neither Buyer nor Acquisition Subsidiary is a party to any agreement, policy or practice that requires it to pay termination or severance pay to employees (other than as required by law); and (iii) neither Buyer nor Acquisition Subsidiary is a party to any collective bargaining agreement or other labor union contract applicable to persons employed by Buyer or Acquisition Subsidiary, nor does Buyer or Acquisition Subsidiary know of any activities or proceedings of any labor union to organize any such employees.

      Section 4.16 Brokers. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by and on behalf of Buyer or Acquisition Subsidiary.

      Section 4.17 Environmental Laws. Except as disclosed in Section 4.17 of the Buyer Disclosure Schedule or as could not reasonably be expected to have, individually or in the aggregate, a Buyer Material Adverse Effect: (i) Buyer and Acquisition Subsidiary is in compliance with all applicable Environmental Laws;
(ii) all past noncompliance, if any, of Buyer or Acquisition Subsidiary with Environmental Laws or Environmental Permits has been resolved without any pending, ongoing or future obligation, cost or liability; and (iii) neither Buyer nor Acquisition Subsidiary has released or transported a Hazardous Material, in violation of any Environmental Law.

      Section 4.18 Insurance. Section 4.18 of the Buyer Disclosure Schedule sets forth a true and complete list of all insurance policies in force at the date hereof, with respect to the assets, properties or operations of each of Buyer and Acquisition Subsidiary. True and complete copies of all such insurance policies have been made available to Seller by Buyer. Such policies will not be terminated as a result of the Merger, subject to payment of applicable premiums. Such policies also are in full force and effect.

      Section 4.19 Contracts and Commitments.

      (a) Except as disclosed in Section 4.10, 4.15 or 4.19 of the Buyer Disclosure Schedule, neither Buyer nor Acquisition Subsidiary is a party or subject to:

            (i) any plan, contract or arrangement, written or oral, which requires aggregate payments by Buyer or Acquisition Subsidiary in excess of $50,000 per year or which provides for bonuses, pensions, deferred compensation, severance pay or benefits, retirement payments, profit-sharing, or the like;

            (ii) any joint marketing, joint development or joint venture contract or arrangement or any other agreement which has involved or is expected to involve a sharing of profits with other persons;

            (iii) any lease for real or personal property in which the amount of payments which Buyer or Acquisition Subsidiary is required to make on an annual basis exceeds $50,000;

            (iv) any agreement, contract, mortgage, indenture, lease, instrument, license, franchise, permit, concession, arrangement, commitment or authorization which may be, by its terms, terminated or breached by reason of the execution of this Agreement, the Merger, or the consummation of the transactions contemplated hereby or thereby;

            (v) except for trade indebtedness incurred in the ordinary course of business, any instrument evidencing or related in any way to indebtedness in excess of $50,000 incurred in the acquisition of companies or other entities or indebtedness in excess of $50,000 for borrowed money by way of direct loan, sale of debt securities, purchase money obligation, conditional sale, guarantee, indemnification or otherwise;

            (vi) any contract containing covenants purporting to limit Buyer's or Acquisition Subsidiary's freedom to compete in any line of business or in any geographic area or with any third party,

            (vii) any agreement, contract or commitment relating to capital expenditures and involving future obligations in excess of $50,000; or

            (viii) any other agreement, contract or commitment which is material to Buyer and Acquisition Subsidiary taken as a whole.

      (b) Except as disclosed in Section 4.19 of the Buyer Disclosure Schedule, each agreement, contract, mortgage, indenture, plan, lease, instrument, permit, concession, franchise, arrangement, license and commitment listed in Section
4.19 of the Buyer Disclosure Schedule is valid and binding on Buyer or Acquisition Subsidiary and the other party(ies) thereto, as applicable, and assuming due and valid authorization, execution and delivery by all counter parties, is in full force and effect, and neither Buyer, Acquisition Subsidiary, nor to the knowledge of Buyer any other party thereto, has breached any material provision of, or is in material default under the terms of, any such agreement, contract, mortgage, indenture, plan, lease, instrument, permit, concession, franchise, arrangement, license or commitment.

      (c) There is no agreement, judgment, injunction, order or decree binding upon the Buyer or Acquisition Subsidiary which has or could reasonably be expected to have the effect of prohibiting or materially impairing any current business practice of Buyer or Acquisition Subsidiary, any acquisition of property by Buyer or Acquisition Subsidiary or the conduct of business by Buyer or Acquisition Subsidiary as currently conducted or as proposed to be conducted by Buyer or Acquisition Subsidiary.

      Section 4.20 Interests of Officers and Directors. To Buyer's knowledge, except as set forth in Section 4.20 of the Buyer Disclosure Schedule, no officer or director of Buyer or Acquisition Subsidiary has had, either directly or indirectly, a material interest in: (i) any person or entity which purchases from or sells, licenses or furnishes to Buyer or Acquisition Subsidiary any goods, property rights or services; (ii) except for the contracts listed in
Section 4.15 of the Buyer Disclosure Schedule, any contract or agreement to which Buyer or Acquisition Subsidiary is a party or by which it may be bound or affected; or (iii) any property, real or personal, tangible or intangible, used in or pertaining to its business or that of Acquisition Subsidiary.

      Section 4.21 Questionable Payments. Neither Buyer nor Acquisition Subsidiary nor to its knowledge any director, officer, agent or other employee of Buyer or Acquisition Subsidiary has: (i) made any payments or provided services or other favors in the United States of America or in any foreign country in order to obtain preferential treatment or consideration by any Governmental Entity with respect to any aspect of the business of Buyer or Acquisition Subsidiary; or (ii) made any political contributions which would not be lawful under the laws of the United States or the foreign country in which such payments were made. Neither Buyer nor Acquisition Subsidiary nor to its knowledge any director, officer, agent or other employee of Buyer or Acquisition Subsidiary has been the subject of any inquiry or investigation by any Governmental Entity in connection with payments or benefits or other favors to or for the benefit of any governmental or armed services official, agent, representative or employee with respect to any aspect of the business of Buyer or Acquisition Subsidiary or with respect to any political contribution.

      Section 4.22 Certain Tax Matters. Except as disclosed in Section 4.22 of the Buyer Disclosure Schedule, neither Buyer nor, to the knowledge of Buyer, any of its affiliates has taken or agreed to take any action that could be expected to prevent the Merger from constituting a transaction qualifying under Section 368 of the Code. Buyer is not aware of any agreement, plan or other circumstances that could reasonably be expected to prevent the Merger from so qualifying under Section 368 of the Code.

      Section 4.23 No Prior Activities. Except for obligations or liabilities incurred in connection with its incorporation or organization or the negotiation and consummation of this Agreement and the transactions contemplated hereby (including any financing), Acquisition Subsidiary has not incurred any obligations or liabilities, and has not engaged in any business or activities of any type or kind whatsoever or entered into any agreements or arrangements with any person or entity. Acquisition Subsidiary is a wholly-owned subsidiary of Buyer.

                                    ARTICLE 5

                                    COVENANTS

      Section 5.1 Interim Operations of Seller and Buyer. Seller and Buyer each hereby covenants and agrees with the other that, except (i) as expressly contemplated by this Agreement, (ii) as set forth in Section 5.1 of the Seller Disclosure Schedule, (iii) as set forth in Section 5.1 of the Buyer Disclosure Schedule or (iv) as agreed in writing by Seller and Buyer, after the execution and delivery of this Agreement and continuing until the earlier of the termination of this Agreement or the Effective Time:

      (a) the business of such party and its subsidiaries shall be conducted only in the ordinary and usual course and, to the extent consistent therewith, each party and its subsidiaries shall use its reasonable commercial efforts to preserve its business organization intact and maintain its existing relations with customers, suppliers, employees, creditors and business partners;

      (b) each such party shall not, directly or indirectly, amend its or any of its subsidiaries' certificate of incorporation or bylaws or similar organizational documents;

      (c) each such party shall not, and it shall not permit its subsidiaries to: (i)(A) declare, set aside or pay any dividend or other distribution payable in cash, stock or property with respect to such party's capital stock or that of its subsidiaries, or (B) redeem, purchase or otherwise acquire directly or indirectly any of such party's capital stock (or options, warrants, calls, commitments or rights of any kind to acquire any shares of capital stock) or that of its subsidiaries; (ii) issue, sell, pledge, dispose of or encumber any additional shares of, or securities convertible into or exchangeable for, or options, warrants, calls, commitments or rights of any kind to acquire, capital stock of any class of such party or its subsidiaries, other than Common Shares or Buyer Common Stock issuable upon the exercise of options and warrants outstanding on the date hereof and described in Section 3.2 of this Agreement or the Seller Disclosure Schedule or Section 4.2 of this Agreement or the Buyer Disclosure Schedule; (iii) split, combine or reclassify the outstanding capital stock of such party or of its subsidiaries; or (iv) amend or otherwise modify the terms of any rights, warrants or options with respect to such party or of its subsidiary's capital stock;

      (d) each such party shall not, and it shall not permit its subsidiaries to, acquire or agree to acquire, or dispose of or agree to dispose of, any material assets, either by purchase, merger, consolidation, sale of shares in any of its subsidiaries or otherwise, other than in the ordinary course of business;

      (e) each such party shall not, and it shall not permit its subsidiaries to, transfer, lease, license, sell, mortgage, pledge or encumber any assets;

      (f) except as contemplated by Section 4.14(b), neither such party nor its subsidiaries shall: (i) grant any increase in the compensation payable to any of its officers, directors or key employees; or (ii)(A) adopt any new, or (B) except as contemplated by Section 2.5, amend or otherwise increase, or accelerate the payment or vesting of the amounts payable or to become payable under any existing, bonus, incentive compensation, deferred compensation, severance, profit sharing, stock option, stock purchase, insurance, pension, retirement or other employee benefit plan, agreement or arrangement; or (iii) enter into or modify or amend any employment or severance agreement with or, except as required by applicable law, grant any severance or termination pay to any officer, director or employee of Seller or any of its subsidiaries; or (iv) enter into any collective bargaining agreement;

      (g) neither such party nor any of its subsidiaries shall, without the other party's prior written consent, which consent shall not be unreasonably withheld, modify, amend or terminate any of its contracts or waive, release or assign any rights or claims;

      (h) neither such party nor any of its subsidiaries shall: (i) incur or assume any indebtedness for money borrowed; (ii) modify any such indebtedness or other liability; (iii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person, other than immaterial amounts in the ordinary course of business consistent with past practice and other than for any subsidiary; (iv) make any loans, advances or capital contributions to, or investments in, any other person (other than to wholly-owned subsidiaries of such party); (v) change any of its methods of reporting income or deductions for federal income tax purposes from those employed in the preparation of the federal income tax returns for the year ended December 31, 1997, or (vi) enter into any material commitment or transaction except as contemplated by this Agreement;

      (i) neither such party nor any of its subsidiaries shall change any of the accounting methods, practices or policies used by it unless required by a change in GAAP;

      (j) such party shall not, and it shall not permit its subsidiaries to, make or agree to make any new capital expenditures in excess of $10,000 in the aggregate;

      (k) such party shall not, and it shall not permit its subsidiaries to, make any tax election (unless required by law) or settle or compromise any income tax liability; and

      (l) neither party nor any of its subsidiaries will enter into an agreement, contract, commitment or arrangement to do any of the foregoing, or to authorize, recommend, propose or announce an intention to do any of the foregoing.

      Section 5.2 Access; Confidentiality. Each of Seller and Buyer shall (and Buyer shall cause each of its subsidiaries to) (a) afford to the officers, employees, accountants, counsel and other representatives of Seller and Buyer, as the case may be, reasonable access to and the right to inspect and observe, during normal business hours during the period prior to the Effective Time, its personnel, accountants, representatives, properties, books, contracts, insurance policies, commitments and records, offices, plants and other facilities, (b) make available promptly to Seller or Buyer, as the case may be (i) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of federal securities laws, if applicable and (ii) all other information concerning its business, properties and personnel as Seller or Buyer may reasonably request. Each party will treat any such information in accordance with the provisions of the letter agreement dated the date hereof between Seller and Buyer (the "Confidentiality Agreement"). No investigation conducted by Seller or Buyer shall impact any representation or warranty given by Seller to Buyer hereunder.

      Section 5.3 Additional Agreements. Subject to the terms and conditions herein provided, each of the parties hereto shall use all reasonable commercial efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations, or to remove any injunctions or other impediments or delays, legal or otherwise, to consummate and make effective the Merger and the other transactions contemplated by this Agreement. Buyer also agrees to timely file all filings required to be made with the SEC with respect to such transactions.

      Section 5.4 Consents and Approvals; HSR Act. Each of Seller, Buyer and Acquisition Subsidiary will take all reasonable actions necessary to comply promptly with all legal requirements which may be imposed on it with respect to this Agreement and the transactions contemplated hereby (which actions shall include, without limitation, furnishing all information required under the HSR Act and in connection with approvals of or filings with any other Governmental Entity) and will promptly cooperate with and furnish information to each other in connection with any such requirements imposed upon any of them or any of their subsidiaries in connection with this and the transactions contemplated hereby. Each of Seller, Buyer and Acquisition Subsidiary will, and will cause its subsidiaries to, take all reasonable actions necessary to obtain (and will cooperate with each other in obtaining) any consent, authorization, order or approval of, or any exemption by, any Governmental Entity or other public or private third party required to be obtained or made by Buyer, Acquisition Subsidiary, Seller or any of their subsidiaries in connection with the Merger or the taking of any action contemplated thereby or by this Agreement. Each party shall promptly inform the other party of any communication with, and any proposed understanding, undertaking, or agreement with, any Governmental Entity regarding any such filings or any such transaction.

      Section 5.5 Exclusivity. From the date hereof until the earlier of termination of this Agreement or consummation of the Merger, neither Seller nor Buyer nor any of their officers, directors, employees, representatives (including any investment banker, attorney or accountant retained by them), agents or affiliates shall directly or indirectly encourage, solicit, initiate, facilitate or conduct discussions or negotiations with, provide any information to, or enter into any agreement with, any corporation, partnership, person or other entity or group concerning or expressing an interest in or proposing any merger, consolidation, reorganization, share exchange, business combination, liquidation, dissolution sale of all or other significant assets or securities or other similar transaction involving such party, except to the extent required by their fiduciary duties as determined by the Board of Directors of such party after discussion with their counsel.

      Section 5.6 Publicity. So long as this Agreement is in effect, neither Seller, Buyer nor any of their respective affiliates shall issue or cause the publication of any press release or other public announcement with respect to the Merger, this Agreement or the other transactions between the parties contemplated hereby without the prior consultation of the other party, except as may be required by law or by any listing agreement with a national securities exchange or trading market.

      Section 5.7 Notification of Certain Matters. Seller shall give prompt notice to Buyer and Acquisition Subsidiary, and Buyer and Acquisition Subsidiary shall give prompt notice to Seller, of (i) the occurrence or non-occurrence of any event the occurrence or non-occurrence of which would cause any representation or warranty made by such party or parties in this Agreement to be untrue or inaccurate in any material respect at or prior to the Effective Time and (ii) any failure of Seller, Buyer or Acquisition Subsidiary, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 5.7 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice. Seller also shall give prompt notice to Buyer, and Buyer or Acquisition Subsidiary shall give prompt notice to Seller, of:

            (i) any notice or other communication from any person alleging that the consent of such person is or may be required in connection with the transactions contemplated by this Agreement (unless the requirement for such consent is set forth in Section 3.4 of the Seller Disclosure Schedule or Section 4.4 of the Buyer Disclosure Schedule);

            (ii) any notice or other communication from any Governmental Entity in connection with the transactions contemplated by this Agreement;

            (iii) any actions, suits, claims, investigations or proceedings commenced or, to its knowledge, threatened against, relating to or involving or otherwise affecting it or any of its subsidiaries or which relate to the consummation of the transactions contemplated by this Agreement; and

            (iv) any occurrence of any event having, or which could reasonably be expected to have, a Seller Material Adverse Effect or Buyer Material Adverse Effect.

      Section 5.8 Indemnification. Notwithstanding Section 8.7 hereof, Buyer agrees that all rights to indemnification existing in favor of directors, officers or employees of Seller as provided in Seller's certificate of incorporation or bylaws, with respect to matters occurring through the Effective Time, shall survive the Merger and shall continue in full force and effect. If the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any person, then and in each such case, proper provision shall be made so that the successors and assigns of the Surviving Corporation assume the obligations set forth in this Section 5.8.

      Section 5.9 Approval of Stockholders.

      (a) Buyer shall, promptly after the date of this Agreement, take all actions necessary in accordance with the requirements of the bylaws of the National Association of Securities Dealers, Inc. ("NASD"), DGCL and its certificate of incorporation and bylaws to convene a meeting of Buyer's stockholders to act on this Agreement (the "Buyer Stockholders' Meeting") and Buyer shall consult with Seller in connection therewith.

      (b) Unless Seller's Board of Directors in the good faith exercise of its fiduciary duties, after receiving advice from outside legal counsel, determines not to recommend, or to withdraw its recommendation that such matters be approved by Seller's stockholders, Seller shall, promptly after the date of this Agreement, take all actions necessary in accordance with DGCL and its certificate of incorporation and bylaws to obtain the unanimous written consent of Seller's stockholders to act on this Agreement, and Seller shall consult with Buyer in connection therewith.

      Section 5.10 Buyer Proxy Statement. Unless the Board of Directors of Buyer in the good faith exercise of its fiduciary duties determines not to recommend the Merger and this Agreement to its stockholders (or to withdraw such recommendation), Buyer, acting through its Board of Directors, shall, in accordance with applicable law:

            (i) after consultation with Seller and its legal counsel, diligently prepare and file with the SEC as soon as reasonably practicable after the date of this Agreement (but in no event later than 30 days after the date hereof), a preliminary proxy or information statement relating to the Merger and this Agreement and use commercially reasonable efforts (x) to obtain and furnish the information required to be included by the SEC in the Buyer Proxy Statement (as hereinafter defined) and, after consultation with Seller and its counsel, to respond promptly to any comments made by the SEC with respect to the preliminary proxy or information statement and cause a definitive proxy or information statement, including any amendment or supplement thereto (the "Buyer Proxy Statement") to be mailed to its stockholders, provided that no amendment or supplement to the Buyer Proxy Statement will be made by Buyer without consultation with Seller and its counsel and (y) to obtain the necessary approvals of the Merger and this Agreement by its stockholders;

            (ii) prepare the preliminary proxy statement and prepare and revise the Buyer Proxy Statement so that at the date mailed to Buyer's stockholders and at the time of the meeting of Buyer's stockholders to be held in connection with the Merger, the Buyer Proxy Statement will (x) not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order that the statements made therein, in light of the circumstances under which they are made, not misleading (except that Buyer shall not be responsible under this clause (ii) with respect to statements made therein based on information supplied by Seller expressly for inclusion in the Buyer Proxy Statement), and (y) comply in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder; and

            (iii) make at the Buyer's Stockholder's Meeting, and include in the Proxy Statement, the recommendation of the Board that stockholders of Buyer vote in favor of the approval of the Merger and the authorization and adoption of this Agreement.

      Section 5.11 Seller Information Statement.

      (a) Seller shall afford Buyer and its legal counsel a reasonable opportunity to review and comment on any solicitation materials, including solicitation of action by written consent, that Seller distributes to its stockholders in connection with the Merger, which shall be diligently prepared and distributed to Seller's stockholders as soon as reasonably practicable after the date of this Agreement and, at such date, such solicitation materials will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order that the statements made therein, in light of the circumstances under which they are made, not misleading (except that Seller shall not be responsible under this Section 5.11(a) with respect to statements made therein based on information supplied by Buyer expressly for inclusion in such solicitation materials). To the greatest extent practicable, information required to be disclosed in both the Buyer Proxy Statement and any such solicitation materials shall be disclosed in an identical manner.

      (b) Seller shall furnish to Buyer, and revise, written information concerning itself expressly for inclusion in the Buyer Proxy Statement, including without limitation by reviewing and commenting (with respect to information concerning Seller) on drafts of the Buyer Proxy Statement and the preliminary proxy statement to be prepared pursuant to Section 5.10. Seller shall inform Buyer of any change regarding such information so that such Seller-furnished information will not, at both the date mailed to Buyer stockholders and at the time of the meeting of Buyer stockholders to be held in connection with the Merger, contain any untrue statement of a material fact or omit to state any material fact required to be stated in Seller furnished information or necessary in order to make the statements made in Seller-furnished information, in light of the circumstances under which they are made, not misleading.

      Section 5.12 Tax Treatment. Each party hereto shall use all reasonable efforts to cause the Merger to qualify and shall not take, and shall use all reasonable efforts to prevent any affiliate of such party from taking, any actions which could prevent the Merger from qualifying as a reorganization under the provisions of Section 368(a) of the Code.

      Section 5.13 Form S-8. With respect to the Seller Option Plan, Buyer shall take all corporate action necessary or appropriate to, as soon as practicable after the Effective Time, file a registration statement on Form S-8 (or any successor or other appropriate form) with respect to the shares of Buyer Common Stock which will be subject to options outstanding under such plan as of the Closing to the extent such registration statement is required under applicable law in order for such shares of Buyer Common Stock to be sold without restriction, and Buyer shall use reasonable efforts to maintain the effectiveness of such registration statements (and maintain the current status of the prospectuses contained therein) for so long as such options under such plan remain outstanding.

      Section 5.14 Reservation of Buyer Common Stock. Buyer shall reserve from its authorized but unissued shares of Buyer Common Stock that number of shares of Buyer Common Stock issuable upon exercise of the Seller Stock Options assumed by Buyer.

      Section 5.15 Consolidation of Operations. Buyer and Seller shall cooperate with one another with a view toward consolidating the operations of Buyer and Seller at Seller's principal executive offices and eliminating duplicative staffing and overhead as soon as reasonably possible.

      Section 5.16 Consolidation of Board of Directors. Buyer will utilize good faith efforts to decrease the membership of the Board of Directors of Buyer to a total of seven (7) members by the first anniversary of the date of this Agreement. It is agreed and understood that this Section 5.16 shall not require
(i) Buyer to amend its organizational documents or (ii) Buyer's directors to take any actions inconsistent with their fiduciary duties.

      Section 5.17 Incentive Bonus Payments. Buyer and Seller agree that the incentive bonus payments to be made to Robert J. Capetola, pursuant to Section 4.e. of the Capetola Employment Agreement attached as Exhibit A hereto, and to each of Harry G. Brittain, Cynthia Davis, Laurence B. Katz, Lisa Mastroianni, Christopher Schaber, Huei Tsai and Thomas Wiswell, pursuant to Section 4.d. of the employment agreements to be entered into with such individuals in the form of Exhibit B hereto, shall be determined for each of the above-named individuals by Buyer's Compensation Committee, shall be paid in either cash or equity as determined by such Compensation Committee, shall be in the following aggregate amounts and shall be paid upon the achievement of each of the following milestones (which are set forth in the aforementioned agreements): (a) $150,000 upon the successful completion of Phase II studies for any compound under development in Discovery's portfolio (each a "Portfolio Compound"); (b) $500,000 upon the successful completion of Phase II studies for any Portfolio Compound; and (c) $1,000,000 upon receipt of marketing approval in the United States for any Portfolio Compound. The aforementioned bonuses shall be paid only once for each of the milestones.

                                    ARTICLE 6

                                   CONDITIONS

      Section 6.1 Conditions to Each Party's Obligation to Effect the Merger. The respective obligation of each party to effect the Merger shall be subject to the satisfaction on or prior to the Effective Time of each of the following conditions, any and all of which may be waived in whole or in part by Seller, Buyer or Acquisition Subsidiary, as the case may be, to the extent permitted by applicable law:

            (a) Stockholder Approval. This Agreement shall have been approved by the requisite vote of the stockholders of Seller, Buyer and Acquisition Subsidiary;

            (b) Statutes. No statute, rule, order, decree or regulation shall have been enacted or promulgated by any Governmental Entity which prohibits the consummation of the Merger;

            (c) Injunctions. There shall be no order or injunction of a court or other governmental authority of competent jurisdiction in effect precluding, restraining, enjoining or prohibiting consummation of the Merger;

            (d) Tax Opinions. Buyer shall have received from Roberts, Sheridan & Kotel, P.C., counsel to Buyer, a written opinion dated as of the Closing Date to the effect that the Merger, when effected in accordance with this Agreement, will qualify as a reorganization under Section 368(a) of the Code; Seller shall have received from Brobeck, Phleger & Harrison LLP, counsel to Seller, a written opinion dated as of the Closing Date to the effect that the Merger, when effected in accordance with this Agreement, will qualify as a reorganization under Section 368(a) of the Code;

            (e) Capetola Employment Agreement. Robert J. Capetola shall have entered into an employment agreement with Buyer, in the form attached as Exhibit A hereto;

            (f) Key Executive Employment Agreements. Buyer and each of Harry G. Brittain, Cynthia Davis, Laurence B. Katz, Lisa Mastroianni, Christopher Schaber, Huei Tsai and Thomas Wiswell shall have entered into employment agreements as mutually agreed to by Buyer and Seller, substantially in the form attached as Exhibit B hereto (the "Key Executive Employment Agreements");

            (g) Exchange Agreement. Buyer shall have entered into the Exchange Agreement with JJDC.

            (h) Board of Directors. On the Effective Date, the Board of Directors of Buyer shall consist of Robert J. Capetola, Steve Kanzer, Max Link, Herbert McDade, David Naveh, Milton Packer, Richard Power, Mark Rogers, Marvin Rosenthale, and Richard Sperber.

            (i) No Litigation. After the date hereof, there shall not be threatened, or instituted and continuing, any action, suit or proceeding against Seller, Buyer or Acquisition Subsidiary, by any Governmental Entity or any other person directly or indirectly relating to the Merger or any other transactions contemplated by this Agreement which individually or in the aggregate could reasonably be expected to have a Seller Material Adverse Effect or Buyer Material Adverse Effect.

      Section 6.2 Additional Conditions to Obligations of Seller. The obligation of Seller to effect the Merger is also subject to the fulfillment of the following conditions:

            (a) Representations and Warranties. The representations and warranties of Buyer and Acquisition Subsidiary contained in this Agreement shall be true and correct on the date hereof and shall also be true and correct on and as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, unless the failure of such representations and warranties to be true and correct could not reasonably be expected to cause, individually or in the aggregate, a Buyer Material Adverse Effect (as applied to such dates);
(b) Agreements, Conditions and Covenants. Buyer and Acquisition Subsidiary shall have performed or complied in all material respects with all agreements, conditions and covenants required by this Agreement to be performed or complied with by them on or before the Effective Time;

            (c) Certificate of Chairman of the Board. Seller shall have received a certificate of the Chairman of the Board of Directors of Buyer to the effect that each of the conditions specified in clauses (a) and (b) of this Section 6.2 have been satisfied;

            (d) Stock Option Agreements. In addition to the Stock Options assumed by Buyer under Section 2.4, Buyer shall have granted stock options pursuant to Buyer Stock Option Plan in the forms of option agreements attached hereto as Exhibit C, Exhibit D and Exhibit E, to certain of Seller's employees as set forth on Schedule 6.2(d), for an aggregate of 338,500, 175,000 and 160,000 shares of Common Stock, respectively.

            (e) Opinion. Seller shall have received an opinion dated as of the Closing Date from Roberts, Sheridan & Kotel P.C., counsel to Buyer and Acquisition Subsidiary, covering the matters set forth in Schedule 6.2(e).

            (f) Registration Rights Agreement. Buyer shall have entered into a Registration Rights Agreement with JJDC and The Scripps Research Institute, substantially in the form attached hereto as Exhibit F.

      Section 6.3 Additional Conditions to Obligations of Buyer and Acquisition Subsidiary. The obligations of Buyer and Acquisition Subsidiary to effect the Merger are also subject to the following conditions:

            (a) Representations and Warranties. The representations and warranties of Seller contained in this Agreement shall be true and correct on the date hereof and shall also be true and correct on and as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, unless the failure of such representations and warranties to be true and correct as of such dates could not reasonably be expected to cause, individually or in the aggregate, a Seller Material Adverse Effect (as applied to such dates);

            (b) Agreements, Conditions and Covenants. Seller shall have performed or complied in all material respects with all agreements, conditions and covenants required by this Agreement to be performed or complied with by it on or before the Effective Time;

            (c) Officer's Certificate. Buyer shall have received a certificate of the Chief Executive Officer of Seller to the effect that each of the conditions specified in clauses (a) and (b) of this Section 6.3. have been satisfied.

            (d) Investment Agreement. Each holder of Common Shares shall have executed and delivered to Buyer the form of Investment Agreement attached as Exhibit G hereto.

            (e) Opinion. Buyer shall have received an opinion dated as of the Closing Date from Brobeck, Phleger & Harrison LLP, counsel to Seller, covering the matters set forth in Schedule 6.3(e).

            (f) Dissenting Common Shares. The aggregate number of Common Shares held by Dissenting Stockholders shall not be equal to or exceed five percent (5%) of the outstanding Common Shares immediately prior to the Effective Time.

            (g) Contractual Lock-up Agreements. Each common stockholder and optionholder of Seller shall have entered into an agreement with Buyer substantially in the form of Exhibit H attached hereto.

            (h) Buyer Stock Option Plan. The 1998 stock option plan of Buyer (the "1998 Stock Option Plan") in the form attached as Exhibit I hereto, shall have been approved by the requisite vote of the stockholders of Buyer.

            (i) Termination Agreement. Seller shall enter into a letter agreement terminating the Co-Sale Agreement dated as of October 28, 1996 by and between Seller and the stockholders listed on Schedule A thereto.

                                    ARTICLE 7

                                   TERMINATION

      Section 7.1 Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of the terms of this Agreement by the stockholders of Buyer or Seller:

            (a) by mutual written consent of the Boards of Directors of Buyer and Seller;

            (b) by either Buyer or Seller if any Governmental Entity shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting consummation of the Merger and such order, decree or ruling or other action shall have become final and nonappealable;

            (c) by either Buyer or Seller, if the Merger shall not have been consummated by [July 15], 1998; provided, however, that the right to terminate this Agreement pursuant to this Section 7.1(c) shall not be available to any party whose failure (or the failure of the affiliates of which) to perform any of its obligations under this Agreement has been the cause of, or resulted in, the failure of the Merger to occur on or before such date; provided, further, that for this purpose, Buyer and Seller shall not be deemed to be affiliates of each other; directors, officers and employees of Seller shall be deemed to act only on behalf of such Seller; and directors, officers and employees of Buyer or Acquisition Subsidiary shall be deemed to act only on behalf of Buyer and/or Acquisition Subsidiary; and provided further that an individual holding positions on the boards of both Seller, on the one hand, and Buyer or Acquisition Subsidiary, on the other hand, shall be deemed to act only on behalf of Buyer and/or Acquisition Subsidiary unless such interpretation would be manifestly unreasonable;

            (d) by Buyer or Acquisition Subsidiary, in the event of a breach by Seller of any representation, warranty, covenant or other agreement contained in this Agreement which cannot be or has not been cured within thirty (30) days after the giving of written notice to Seller and which, individually or in the aggregate, has had or could reasonably be expected to have, a Seller Material Adverse Effect; or

            (e) by Seller, in the event of a breach by Buyer or Acquisition Subsidiary of any of their respective representations, warranties, covenants or other agreements contained in this Agreement, which cannot be or has not been cured within thirty (30) days after the giving of written notice to Buyer or Acquisition Subsidiary, and which, individually or in the aggregate, has had or could reasonably be expected to have, a Buyer Material Adverse Effect.

      Section 7.2 Effect of Termination. In the event of a termination of this Agreement by either Seller or Buyer as provided in Section 7.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of Buyer, Acquisition Subsidiary or Seller or their respective officers or directors, except with respect to Sections 3.16, 4.16, 5.2, this Section 7.2 and
Article 8; provided, however, that nothing herein shall relieve any party of liability for any breach this Agreement.

                                    ARTICLE 8

                                  MISCELLANEOUS

      Section 8.1 Fees and Expenses. All fees and expenses incurred in connection with the Merger, this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such fees or expenses, whether or not the Merger is consummated.

      Section 8.2 Amendment and Modification. Subject to applicable law, this Agreement may be amended, modified and supplemented in any and all respects, whether before or after any vote of the stockholders of Seller or Buyer contemplated hereby, by written agreement of the parties hereto, at any time prior to the Closing Date with respect to any of the terms contained herein; provided, however, that after the approval of this Agreement by the stockholders of Seller or Buyer, no such amendment, modification or supplement shall reduce the amount or change the form of the consideration to be received by Seller stockholders in the Merger.

      Section 8.3 Nonsurvival of Representations and Warranties. None of the representations and warranties in this Agreement or in any schedule, instrument or other document delivered pursuant to this Agreement shall survive the Effective Time.

      Section 8.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given upon receipt, and shall be given to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

            (a)   if to Buyer or Acquisition Subsidiary, to:

                  Discovery Laboratories, Inc.
                  509 Madison Avenue
                  Suite 1406
                  New York, NY 10022
                  Telephone: (212) 223-9504
                  Facsimile: (212) 688-7978

                  Attention: Steve H. Kanzer, Esq.

                  with copies to:

                  Roberts, Sheridan & Kotel, P.C.
                  Tower Forty-Nine
                  12 East 49th Street
                  New York, NY  10017
                  Telephone: (212) 299-8600
                  Facsimile: (212) 299-8686

                  Attention: Kenneth G. Alberstadt, Esq.

            (b)   if to Seller, to:

                  Acute Therapeutics, Inc.
                  3359 Durham Road
                  Doylestown, PA  18901
                  Telephone: (215) 794-3064
                  Facsimile: (215) 794-3239

                  Attention: Robert J. Capetola, Ph. D.

                  with copies to:

                  Brobeck, Phleger & Harrison LLP
                  1633 Broadway
                  47th Floor
                  New York, NY  10019
                  Telephone: (212) 581-1600
                  Facsimile: (212) 586-7878

                  Attention: Ellen B. Corenswet, Esq.

      Section 8.5 Interpretation. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words "include", "includes" or "including" are used in this Agreement they shall be deemed to be followed by the words "without limitation". As used in this Agreement, the term "affiliate(s)" shall have the meaning set forth in Rule 12b-2 of the Exchange Act. As used in this Agreement, a "subsidiary" of any entity shall mean all corporations or other entities in which such entity owns a majority of the issued and outstanding capital stock or equity or similar interests.

      Section 8.6 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

      Section 8.7 Entire Agreement; No Third Party Beneficiaries; Rights of Ownership. This Agreement and the Confidentiality Agreement (including the documents and the instruments referred to herein and therein): (a) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and (b) other than the provisions of Section 5.8 hereof, nothing expressed or implied in this Agreement is intended or will be construed to confer upon or give to any person, firm or corporation other than the parties hereto any rights or remedies under or by reason of this Agreement or any transaction contemplated hereby.

      Section 8.8 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

      Section 8.9 Governing Law. This Agreement and the legal relations between the parties hereto will be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the choice of law principles thereof.

      Section 8.10 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties, except that Acquisition Subsidiary may assign, in its sole discretion, any or all of its rights, interests and obligations hereunder to Buyer or to any direct or indirect wholly owned subsidiary of Buyer. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

      IN WITNESS WHEREOF, Buyer, Acquisition Subsidiary and Seller have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

                                    Buyer

                                    By: /s/ James S. Kuo
                                        ----------------------------------------

                                    Name: James S. Kuo, M.D.
                                          --------------------------------------

                                    Title: Chief Executive Officer
                                           -------------------------------------


                                    Acquisition Subsidiary

                                    By: /s/ James S. Kuo
                                        ----------------------------------------

                                    Name: James S. Kuo, M.D.
                                          --------------------------------------

                                    Title: President
                                           -------------------------------------


                                    Seller

                                    By: /s/ Robert J. Capetola
                                        ----------------------------------------

                                    Name: Robert J. Capetola, Ph.D.
                                          --------------------------------------

                                    Title: President and Chief Executive Officer
                                           -------------------------------------

                                    EXHIBIT A

                              EMPLOYMENT AGREEMENT

            This Employment Agreement (the "Agreement") is entered into as of [_________ __], 1998 by and between Discovery Laboratories, Inc., a Delaware corporation (the "Company"), and Robert Capetola, Ph.D. (the "Executive").

            WHEREAS, the Company and Executive desire that Executive be employed by the Company and that the terms and conditions of such employment be defined;

            NOW, THEREFORE, in consideration of the employment of Executive by the Company, the Company and Executive agree as follows:

            1. Term of the Agreement. The Company shall employ Executive and Executive shall accept employment for a period of four (4) years commencing on [__________ __], 1998 (the "Commencement Date") and continuing until [__________ __], 2002, subject, however, to prior termination as hereinafter provided in
Section 5 (the "Employment Period").

            2. Executive's Duties and Obligations.

                  a. Duties. Executive shall serve as President and Chief Executive Officer of the Company. Executive shall be responsible for overall management of the Company and all operating managers of the Company shall report to Executive. Executive shall at all times report to, and shall be subject to the policies established by, the Company's Board of Directors (the "Board") or any Executive Committee thereof. The Company agrees that, at all times during the Employment Period, it will nominate Executive for election to the Board of Directors of the Company. Executive shall immediately resign from any Board position held by him at the expiration or termination of the Employment Period.

                  b. Location of Employment. Executive's principal place of business shall be at the Company's offices to be located within thirty (30) miles of Doylestown, Pennsylvania. Such office shall serve as the Company's principal executive office.

                  c. Proprietary Information and Inventions Agreement. Upon commencement of employment with the Company, Executive shall execute the Company's standard form of Intellectual Property and Confidential Information Agreement (the "Confidentiality Agreement") a copy of which is attached to this Agreement as Exhibit A.

            3. Devotion of Time to Company's Business

                  a. Full-Time Efforts. During his employment with the Company, Executive shall devote substantially all of his business time, attention and efforts to the high quality performance of his duties to the Company.

                  b. No Other Employment. During his employment with the Company, Executive shall not, whether directly or indirectly, render any services of a commercial or professional nature to any other person or organization, whether for compensation or otherwise, without the prior written consent of the Company's Executive Committee or Board of Directors. Notwithstanding the foregoing provisions of this Section 3.b., Executive may perform services in connection with charitable or civic activities to the extent such participation does not materially interfere with the performance of Executive's duties for the Company.

                  c. Non-Competition. During the Employment Period and for eighteen (18) months after its termination, Executive shall not, directly or indirectly, either as an employee, employer, consultant, agent, principal, partner, stockholder, corporate officer, director, or in any other individual or representative capacity compete with the Company's business of developing or commercializing pulmonary surfactants, Vitamin D analogs or any other category of compounds which forms the basis of the Company's products or products under development (a "Competing Business"), or (ii) directly or indirectly solicit employees of the Company. Notwithstanding the provisions of this Section 3.c., nothing herein shall prohibit Executive from (i) holding less than one percent (1%) of the outstanding capital stock of a publicly held corporation engaged in a Competing Business; (ii) serving on one or more Boards of Directors of for-profit or non-profit corporations so long as, in the aggregate, such commitments do not interfere with the performance of Executive's duties for the Company and such corporations are not engaged in any Competing Business; or
(iii) after his employment with the Company terminates for any reason, being employed by a multi-division corporation that engages in a Competing Business so long as Executive works in a division of such corporation which is not primarily engaged in a Competing Business and Executive has no responsibilities for the direct supervision of, and will not in the ordinary course of discharging his responsibilities become involved in the analysis of proprietary data or marketing strategies relating to, any Competing Business.

            4. Compensation and Benefits.

                  a. Initial Bonus. The Company shall pay to Executive an initial sign-on bonus of One Hundred Thousand Dollars ($100,000) upon the execution of this Agreement.

                  b. Base Compensation. During the first year of the Employment Period, the Company shall pay to Executive, payable in accordance with the Company's standard payroll policy, base annual compensation of Two Hundred Thirty Six Thousand Two Hundred Fifty Dollars ($236,250), less all required withholdings. Such base salary shall be increased annually during the Employment Period by a minimum of five percent (5%) per year.

                  c. Bonuses. During the Employment Period, Executive shall be entitled to a minimum year-end bonus equal to twenty percent (20%) of his base compensation for each year and, at the discretion of the Compensation Committee of the Board of Directors of the Company, any additional bonus that may be awarded him.

                  d. Benefits. During the Employment Period, Executive will be entitled to all such family health and medical benefits and disability insurance as are provided to officers of the Company generally. In addition, the Company will provide to Executive (i) term life insurance on behalf of Executive's beneficiaries in the amount of Two Million Dollars ($2,000,000) for the term of this Agreement, and (ii) long-term disability insurance, subject to a combined premium cap of Fifteen Thousand Dollars ($15,000) per year.

                  e. Incentive Bonus. Executive shall be eligible for incentive bonuses as follows:

                        (i) Fifty Thousand Dollars ($50,000) upon the execution of each partnering or similar arrangement involving Surfaxin having a Value (as hereinafter defined) to the Company in excess of Ten Million Dollars ($10,000,000). For purposes of this Agreement, "Value" shall mean the total payments, including without limitation, contingent payments prior to or at receipt of marketing approval for the compound under development in the Company's portfolio (each a "Portfolio

Compound") involved in the relevant agreement, to be paid to Discovery from corporate partnering transactions or from any other transactions for the development, clinical testing, regulatory approval, manufacturing and/or marketing of a Portfolio Compound, including without limitation upfront fees, milestone payments, research and development and other contractual commitments.

                        (ii) In amounts to be determined by the Company's Compensation Committee, to be paid in either cash or equity, upon the achievement of each of the following milestones (which bonuses shall be paid only once for each of the milestones): (a) the successful completion of Phase II studies for any Portfolio Compound; (b) the successful completion of Phase III studies of any Portfolio Compound; and (c) receipt of marketing approval in the United States for any Portfolio Compound.

                  f. Stock Options. The Board of Directors of the Company has granted to Executive, on the date hereof, incentive stock options to purchase:
(i) 115,090 shares of Common Stock, $0.001 par value of the Company (the "Common Stock"), pursuant to the terms of the Notice of Grant attached hereto as Exhibit B, (ii) 59,500 shares of Common Stock, subject to acceleration at such time as the market capitalization of the Company exceeds $75 million, pursuant to the terms of the Notice of Grant attached hereto as Exhibit C, and (iii) 54,240 shares of Common Stock, subject to acceleration upon consummation of a corporate partnering deal having a total Value of at least $20 million, pursuant to the terms of the Notice of Grant attached hereto as Exhibit D.

            5. Termination of Employment.

                  a. Termination for Cause. The Company may terminate Executive's employment at any time for "Cause," as herein defined. For the purposes of this Agreement, "Cause" shall mean (i) breach of any contractual obligations relating to noncompetition, assignment of inventions, protection of intellectual property or confidentiality, (ii) gross negligence or willful misconduct relating to the performance of employment responsibility or (iii) the commission of any felony or any other crime involving moral turpitude.

                  b. Termination without Cause. If Executive's employment is terminated by the Company without Cause, the following provisions shall apply:

                        (i) Executive shall be entitled to any unpaid compensation accrued through the last day of Executive's employment;

                        (ii) Executive shall be entitled to receive severance payments equal to his base compensation for an eighteen (18) month period, not subject to setoff by the Company, but subject to the execution by the Executive of a Release, substantially in the form attached hereto as Exhibit E, with respect to all employment-related matters. Such severance shall be payable in six (6) equal installments, with the first installment payable on the date of receipt of the foregoing release and the subsequent installments payable at three (3) month intervals thereafter.

                  c. Death or Disability. This Agreement shall terminate if Executive dies or is mentally or physically "Disabled" as herein defined. For the purposes of this Agreement, "Disabled" shall mean a mental or physical condition that renders Executive incapable of performing his duties and obligations under this Agreement for three (3) or more consecutive months or for a total of six (6) months during any twelve (12) consecutive months; provided, that during such period the Company shall give Executive at least thirty (30) days' written notice that it considers the time period for disability to be running. If this Agreement is terminated under this Section 5.c., Executive or his estate shall be entitled to any unpaid compensation accrued through the last day of Executive's employment but shall not be entitled to any severance benefits.

                  d. Lock-up Period. Executive shall not directly or indirectly, sell, offer, contract to sell, transfer the economic risk of ownership, make any short sale, pledge or otherwise dispose of any shares of Common Stock issued or issuable upon the exercise of options, or any securities convertible into or exchangeable or exercisable for such options, granted to Executive for a one-year lock-up period following any termination of Executive's employment by
(i) the Company for Cause or (ii) Executive to the extent such termination constitutes a breach of this Agreement.

            6. Miscellaneous.

                  a. Governing Law. This Agreement shall be interpreted, construed, governed and enforced according to the laws of the Commonwealth of Pennsylvania as applied to agreements among Pennsylvania residents entered into and to be performed entirely within Pennsylvania without regards to the application of choice of law rules.

                  b. Amendments. No amendment or modification of the terms or conditions of this Agreement shall be valid unless in writing and signed by the parties hereto.

                  c. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be construed, if possible, so as to be enforceable under applicable law, else, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                  d. Successors and Assigns. The rights and obligations of the Company under this Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the Company. Executive shall not be entitled to assign any of his rights or obligations under this Agreement.

                  e. Notices. All notices required or permitted under this Agreement shall be in writing and shall be deemed effective upon personal delivery, on the date of scheduled delivery by a nationally recognized overnight service or two (2) days after deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party at the address shown below such party's signature, or at such other address or addresses as either party shall designate to the other in accordance with this
Section 6.e.

                  f. Entire Agreement. This Agreement, including the exhibits attached hereto, constitutes the entire agreement between the parties with respect to the employment of Executive. The Employment Agreement by and between Executive and Acute Therapeutics, Inc., dated

October 1, 1996, is hereby terminated and shall be of no further force or effect and that he shall have no further rights under said agreement.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.

                                      DISCOVERY LABORATORIES, INC.


                                      ------------------------------------------
                                      By: Steve H. Kanzer
                                      Its: Director (on behalf of the Board
                                           of Directors)

                                      Address: 787 Seventh Avenue
                                               New York, New York 10019


                                      EXECUTIVE:


                                      -----------------------------------------
                                      Robert Capetola, Ph.D.

                                      Address: 6097 Hidden Valley Drive
                                               Doylestown, PA 18901


                                      ACUTE THERAPEUTICS, INC. (for purposes of
                                      Section 6.f. only)


                                      ------------------------------------------
                                      By: Robert J. Capetola, Ph.D.
                                      Its: President and Chief Executive Officer

                                      Address: 3359 Durham Road
                                               Doylestown, PA 18901

                                    EXHIBIT B
                          FORM OF EMPLOYMENT AGREEMENT

            This Employment Agreement (the "Agreement") is entered into as of [_________ __,] 1998 by and between Discovery Laboratories, Inc., a Delaware corporation (the "Company"), and ________________ (the "Executive").

            WHEREAS, the Company and Executive desire that Executive be employed by the Company and that the terms and conditions of such employment be defined;

            NOW, THEREFORE, in consideration of the employment of Executive by the Company, the Company and Executive agree as follows:

            1. Term of the Agreement. The Company shall employ Executive and Executive shall accept employment for a period of three (3) years commencing on [_________ __,] 1998 (the "Commencement Date") and continuing until [__________ __,] 2001, subject, however, to prior termination as hereinafter provided in
Section 5 (the "Employment Period").

            2. Executive's Duties and Obligations.

                  a. Duties. Executive shall serve as ______________________. Executive shall be responsible for _____________________________________.

                  b. Location of Employment. Executive's principal place of business shall be at the Company's office to be located within thirty (30) miles of Doylestown, Pennsylvania.

                  c. Proprietary Information and Inventions Agreement. Upon commencement of employment with the Company, Executive shall execute the Company's standard form of Intellectual Property and Confidential Information Agreement (the "Confidentiality Agreement") a copy of which is attached to this Agreement as Exhibit A.

            3. Devotion of Time to Company's Business

                  a. Full-Time Efforts. During his employment with the Company, Executive shall devote substantially all of his business time, attention and efforts to the high quality performance of his duties to the Company.

                  b. No Other Employment. During his employment with the Company, Executive shall not, whether directly or indirectly, render any services of a commercial or professional nature to any other person or organization, whether for compensation or otherwise, without the prior written consent of the Company's Executive Committee or Board of Directors.

                  c. Non-Competition During Employment. During the Employment Period and for eighteen (18) months after its termination, Executive shall not, directly or indirectly, either as an employee, employer, consultant, agent, principal, partner, stockholder, corporate officer, director, or in any other individual or representative capacity (i) compete with the Company in the business of developing or commercializing pulmonary surfactants, Vitamin D analogs or any other category of compounds which forms the basis of the Company's products or products under development (a "Competing Business"), or
(ii) directly or indirectly solicit employees of the Company.

            4. Compensation and Benefits.

                  a. Base Compensation. During the term of this Agreement, the Company shall pay to Executive base annual compensation of _________________ ($________), less all required withholdings.

                  b. Bonuses.

                        (1) Incentive Bonus. Executive shall be eligible for incentive bonuses in amounts to be determined by the Company's Compensation Committee after consultation with the Company's Chief Executive Officer, to be paid in either cash or equity, upon the achievement of each of the following milestones (which bonuses shall be paid only once for each of the milestones):
(a) the successful completion of Phase II studies for any compound under development in the Company's portfolio (each a "Portfolio Compound"); (b) the successful completion of Phase III studies for any

Portfolio Compound; and (c) receipt of marketing approval in the United States for any Portfolio Compound.

                        (2) Additional Bonus. Executive shall be eligible for such year-end bonus, which may be paid in either cash or equity, or both, as is awarded at the discretion of the Compensation Committee of the Board of Directors of the Company after consultation with the Company's Chief Executive Officer.

                  c. Benefits. During her employment with the Company, the Company shall provide reasonable medical and disability benefits to Executive. In addition, the Company will provide to Executive term life insurance on behalf of Executive's beneficiaries in the amount of Executive's annual salary for the term of this Agreement.

                  d. Stock Options. The Board of Directors of the Company has granted to Executive, on the date hereof, incentive stock options to purchase:
(i) _______ shares of Common Stock, $0.001 par value of the Company (the "Common Stock"), pursuant to the terms of the Notice of Grant attached hereto as Exhibit B, (ii) _______ shares of Common Stock, subject to acceleration at such time as the market capitalization of the Company exceeds $75 million, pursuant to the terms of the Notice of Grant attached hereto as Exhibit C, and (iii) _______ shares of Common Stock, subject to acceleration upon consummation of a corporate partnering deal having a total Value (as hereinafter defined) of at least $20 million, pursuant to the terms of the Notice of Grant attached hereto as Exhibit
D. For purposes of this Agreement, "Value" shall mean the total payments, including without limitation, contingent payments prior to or at receipt of marketing approval for the Portfolio Compound involved in the relevant agreement, to be paid to Discovery from corporate partnering transactions of from any other transactions for the development, clinical testing, regulatory approval, manufacturing and/or marketing of a Portfolio Compound, including without limitation upfront fees, milestone payments, research and development and other contractual commitments.

            5. Termination of Employment.

                  a. Termination for Good Cause. The Company may terminate Executive's employment at any time for "Good Cause," as herein defined. For the purposes of this Agreement, "Good Cause" includes, but is not limited to, gross misconduct, gross neglect of duties, acts involving moral turpitude, material breach by Executive of this Agreement or the Confidentiality Agreement or any act or omission involving fraud, embezzlement, or misappropriation of any property or proprietary information of the Company by Executive which is not cured by Executive within fifteen (15) days after receipt of written notice from the Company.

                  b. Termination without Good Cause. If Executive's employment is terminated by the Company without Good Cause, the following provisions shall apply:

                        i) Executive shall be entitled to any unpaid compensation accrued through the last day of Executive's employment;

                        ii) Executive shall be entitled to receive severance payments equal to his base compensation, payable on normal Company payroll dates, for a ____ month period, subject to setoff for other employment or consulting income received by Executive.

                  c. Death or Disability. This Agreement shall terminate if Executive dies or is mentally or physically "Disabled" as herein defined. For the purposes of this Agreement, "Disabled" shall mean a mental or physical condition that renders Executive incapable of performing his duties and obligations under this Agreement for three (3) or more consecutive months or for a total of six (6) months during any twelve (12) consecutive months; provided, that during such period the Company shall give Executive at least thirty (30) days' written notice that it considers the time period for disability to be running. If this Agreement is terminated under this Section 5.c., Executive or his estate shall be entitled to any unpaid compensation accrued through the last day of Executive's employment but shall not be entitled to any severance benefits.

            6. Miscellaneous.

                  a. Governing Law. This Agreement shall be interpreted, construed, governed and enforced according to the laws of the Commonwealth of Pennsylvania as applied to agreements among Pennsylvania residents entered into and to be performed entirely within Pennsylvania without regards to the application of choice of law rules.

                  b. Amendments. No amendment or modification of the terms or conditions of this Agreement shall be valid unless in writing and signed by the parties hereto.

                  c. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be construed, if possible, so as to be enforceable under applicable law, else, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                  d. Successors and Assigns. The rights and obligations of the Company under this Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the Company. Executive shall not be entitled to assign any of his rights or obligations under this Agreement.

                  e. Notices. All notices required or permitted under this Agreement shall be in writing and shall be deemed effective upon personal delivery, on the date of scheduled delivery by a nationally recognized overnight service or two (2) days after deposit in the United States Post Office, by registered or certified mail, postage prepaid, addressed to the other party at the address shown below such party's signature, or at such other address or addresses as either party shall designate to the other in accordance with this
Section 6.e.

                  f. Entire Agreement. This Agreement, including the exhibits attached hereto, constitutes the entire agreement between the parties with respect to the employment of

Executive. The Employment Agreement by and between Executive and Acute Therapeutics, Inc., dated _______________, is hereby terminated and shall be of no further force or effect.



                     [REST OF PAGE INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.

                                    DISCOVERY LABORATORIES, INC.


                                    --------------------------------------------
                                    By: Robert Capetola, Ph.D.
                                    Its: President

                           Address: 3359 Durham Road
                                    Doylestown, Pennsylvania 18901


                                   EXECUTIVE:


                                    --------------------------------------------


                           Address:


                                    ACUTE THERAPEUTICS, INC.
                                    (for purposes of Section 6.f. only)


                                    --------------------------------------------
                                    By: Robert Capetola, Ph.D.
                                    Its: President



                           Address: 3359 Durham Road
                                    Doylestown, Pennsylvania 18901

                                    EXHIBIT C

                          DISCOVERY LABORATORIES, INC.
                         NOTICE OF GRANT OF STOCK OPTION

            Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock, par value $0.001 per share, of Discovery Laboratories, Inc. (the "Corporation"):

            Optionee: ____________________________

            Grant Date: [Closing Date of the Merger]

            Exercise Price: $[FMV as of the closing of the Merger]

            Number of Option Shares: ____________ shares

            Expiration Date: [Tenth anniversary of the closing of the Merger]

            Type of Option: [Incentive Stock Option - Subject to $100,000 Limit]

            Date Exercisable: [Date of the closing of the Merger], subject to vesting as described below.

            Vesting Schedule: The Option Shares shall initially be unvested and subject to repurchase by the Corporation, at the Exercise Price paid per share. Optionee shall acquire a vested interest in, and the Corporation's repurchase right shall lapse with respect to, one-third of the Option Shares on each of the first, second and third anniversaries of _______________, 1998, (the "Closing Date"), the date of closing under the Agreement and Plan of Merger dated March ____, 1998 among the Corporation, ATI Acquisition Corp. and Acute Therapeutics, Inc. However, in the event that Optionee's Service is terminated by the Corporation prior to the third anniversary of the Closing Date for any reason other than Cause, as defined in the Employment Agreement, or a breach by Optionee of the Employment Agreement, vesting of the Option Shares shall accelerate so that the Corporation's repurchase right shall lapse with respect to, and Optionee shall acquire a vested interest in, all of the Option Shares as of the effective date of such termination. In no event shall any additional Option Shares vest after Optionee's termination of Service.

            Optionee understands and agrees to be bound by the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A. Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Corporations's 1998 Stock Incentive Plan (the "Plan") attached hereto as Exhibit B.

            REPURCHASE RIGHTS. OPTIONEE HEREBY AGREES THAT ALL UNVESTED OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL BE SUBJECT TO A REPURCHASE RIGHT EXERCISABLE BY THE CORPORATION AND ITS ASSIGNS. THE TERMS OF SUCH RIGHT SHALL BE SPECIFIED IN A STOCK PURCHASE AGREEMENT, IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, EXECUTED BY OPTIONEE AT THE TIME OF THE OPTION EXERCISE.

            No Employment or Service Contract. Nothing in this Notice shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any parent or subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service in accordance with applicable law or the Employment Agreement.

            Definitions. All capitalized terms used and not otherwise defined in this Notice shall have the meaning assigned to them in this Notice or in the Stock Option Agreement.

DATED: ________________, 1998


                                    DISCOVERY LABORATORIES, INC.


                                    By:_________________________________________

                                    Title



                                       _________________________________________
                                                      OPTIONEE

                                    Address:    ________________________________

                                                ________________________________


ATTACHMENTS:
      Exhibit A - Stock Option Agreement
      Exhibit B - 1998 Stock Incentive Plan


                                       2.

                                    EXHIBIT A

                          DISCOVERY LABORATORIES, INC.

                             STOCK OPTION AGREEMENT

RECITALS

      A. Optionee is to render valuable services to the Corporation, and this Agreement is executed in connection with the Corporation's grant of an option to Optionee under the Plan, as provided in the Employment Agreement dated as of , 1998 between the Corporation and Optionee (the "Employment Agreement").

      B. All capitalized terms used and not otherwise defined in this Agreement shall have the meaning assigned to them in the attached Appendix.

            NOW, THEREFORE, it is hereby agreed as follows:

            1. Grant of Option. The Corporation hereby grants to Optionee, as of the Grant Date, an option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.

            2. Option Term. This option shall have a term of ten (10) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5, 6 or 16.

            3. Limited Transferability. This option shall be neither transferable nor assignable by Optionee other than by will or by the laws of descent and distribution following Optionee's death and may be exercised, during Optionee's lifetime, only by Optionee. However, if this option is designated a Non-Statutory Option in the Grant Notice, then this option may, in connection with Optionee's estate plan, be assigned in whole or in part during Optionee's lifetime to one or more members of Optionee's immediate family or to a trust established for the exclusive benefit of one or more such family members. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the option pursuant to such assignment. The terms applicable to the assigned portion shall be the same as those in effect for this option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

            4. Exercisability/Vesting.

            (a) This option shall be immediately exercisable for any or all of the Option Shares, whether or not the Option Shares are vested in accordance with the Vesting Schedule and shall remain so exercisable until the Expiration Date or sooner termination of the option term under Paragraph 5, 6 or 16.

            (b) Optionee shall, in accordance with the Vesting Schedule, vest in the Option Shares in one or more installments over his or her period of Service. Vesting in the Option Shares may be accelerated pursuant to the provisions of Paragraph 5 or 6. In no event, however, shall any additional Option Shares vest following Optionee's cessation of Service.


                                       3.

            5. Cessation of Service. The option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:

                  (i) Should Optionee cease to remain in Service for any reason (other than as specified in any of paragraphs (ii) through (vii) below) while this option is outstanding, then this option shall remain exercisable until the earlier of (A) the expiration of the three (3)-month period measured from the date of such cessation of Service or (B) the Expiration Date.

                  (ii) Should Optionee die while this option is outstanding, then the personal representative of Optionee's estate or the person or persons to whom the option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution shall have the right to exercise this Option. Such right shall lapse and this option shall cease to be outstanding upon the earlier of (A) the expiration of the twelve (12)-month period measured from the date of Optionee's death or
      (B) the Expiration Date.

                  (iii) Should Optionee cease Service by reason of Disability while this option is outstanding, then this option shall remain exercisable until the earlier of (A) the expiration of the twelve
      (12)-month period measured from the date of such cessation of Service or
      (B) the Expiration Date.

                  (iv) Should Optionee's Service be terminated by the Corporation prior to the third anniversary of the Closing Date for any reason other than Cause or a breach by Optionee of the Employment Agreement, vesting of the Option Shares shall accelerate so that the Corporation's repurchase right shall lapse with respect to, and Optionee shall acquire a vested interest in, all of the Option Shares as of the effective date of such termination. In such event, this option shall remain exercisable until the earlier of (A) the expiration of the twelve
      (12)-month period measured from the date of such termination or (B) the Expiration Date.

                  (v) During the limited period of post-Service exercisability, this option may not be exercised in the aggregate for more than the number of vested option Shares for which the option is exercisable at the time of, or as a result of, Optionee's cessation of Service. Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding for any Option Shares for which the Option has not been exercised. To the extent Optionee is not vested in the Option Shares at the time of, or as a result of, Optionee's cessation of Service, this option shall immediately terminate and cease to be outstanding with respect to those shares.

                  (vi) Should Optionee's Service be terminated by the Corporation for Cause or should Optionee terminate his or her Service in breach of the Employment Agreement, then this option shall terminate immediately and cease to remain outstanding.

                  (vii) In the event of a Corporate Transaction, the provisions of Paragraph 6 shall govern the period for which this option is to remain exercisable following Optionee's cessation of Service and shall supersede any provisions to the contrary in this paragraph.

            6. Corporate Transaction.


                                       4.

                  a. In the event of any Corporate Transaction, the Option Shares at the time subject to this option but not otherwise vested shall automatically vest in full so that this option shall, immediately prior to the effective date of the Corporate Transaction, become exercisable for all of the Option Shares as fully-vested shares and may be exercised for any or all of those vested shares. However, the Option Shares shall not vest on such an accelerated basis if and to the extent: (i) this option is assumed by the successor corporation (or parent thereof) in the Corporate Transaction and the Corporation's repurchase rights with respect to the unvested Option Shares are assigned to such successor corporation (or parent thereof) or (ii) this option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested Option Shares at the time of the Corporate Transaction (the excess of the Fair Market Value of those Option Shares over the Exercise Price payable for such shares) and provides for subsequent payout in accordance with the same Vesting Schedule applicable to those unvested Option Shares as set forth in the Grant Notice.

                  b. Immediately following the Corporate Transaction, this option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) in connection with the Corporate Transaction.

                  c. If this option is assumed in connection with a Corporate Transaction, then this option shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same.

                  d. Should there occur an Involuntary Termination of Optionee's Service within eighteen (18) months following a Corporate Transaction in which this option is assumed or replaced and the Corporation's repurchase rights with respect to the unvested Option Shares are assigned, all the Option Shares at the time subject to this option but not otherwise vested shall automatically vest, and the Corporation's repurchase rights with respect to those Option Shares shall terminate, so that this option shall immediately become exercisable for all those Option Shares as fully-vested shares of Common Stock and may be exercised for any or all of those vested Option Shares at any time prior to the earlier of (i) the Expiration Date or (ii) the expiration of the one (l)-year period measured from the date of such Involuntary Termination.

                  e. This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

            7. Adjustment in Option Shares. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to this option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

            8. Stockholder Rights. The holder of this option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become a holder of record of the purchased shares.

            9. Manner of Exercising Option.


                                       5.

                  a. In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons exercising the option) must take the following actions:

                        (1) To the extent the option is exercised for vested Option Shares, deliver to the Secretary of the Corporation an executed notice of exercise in substantially the form of Exhibit I to this Agreement (the "Exercise Notice") in which there is specified the number of Option Shares which are to be purchased under the exercised option. To the extent the option is exercised for unvested Option Shares, deliver to the Corporation an executed Purchase Agreement.

                        (2) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

                              (a) cash or check made payable to the Corporation;
            or

                              (b) a promissory note payable to the Corporation,
            but only to the extent approved by the Plan Administrator in accordance with Paragraph 13; or

                              (c) in shares of Common Stock held by Optionee (or
            any other person or persons exercising the option) for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

                              (d) to the extent the option is exercised for
            vested Option Shares, through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable written instructions (a) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

                  Except to the extent the sale and remittance procedure is
            utilized in connection with the option exercise, payment of the Exercise Price must accompany the Exercise Notice (or Purchase Agreement) delivered to the Corporation in connection with the option exercise.

                        (3) Furnish to the Corporation appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.


                                       6.

                        (4) Execute and deliver to the Corporation such written representations as may be requested by the Corporation in order for it to comply with the applicable requirements of Federal and state securities laws.

                        (5) Make appropriate arrangements with the Corporation for the satisfaction of all Federal, state and local income and employment tax withholding requirements applicable to the option exercise.

                  b. As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto. To the extent any such Option Shares are unvested, the certificates for those Option Shares shall be endorsed with an appropriate legend evidencing the Corporation's repurchase rights and may be held in escrow with the Corporation until such shares vest.

                  c. In no event may this option be exercised for any fractional shares.

            10. Compliance with Laws and Regulations.

                  a. The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange or inter-dealer quotation system on which the Common Stock may be listed for trading at the time of such exercise and issuance.

                  b. The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Corporation, however, shall use its best efforts to obtain all such approvals.

            11. Successors and Assigns. Except to the extent otherwise provided in Paragraphs 3 and 5, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee's assigns and the legal representatives, heirs and legatees of Optionee's estate.

            12. Notices. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation, attn: Secretary, at 509 Madison Avenue, 14th Floor, New York, New York 10022, or any other address provided in writing to Optionee. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

            13. Financing. The Corporation may, in its absolute discretion and without any obligation to do so, permit Optionee to pay the Exercise Price for the purchased Option Shares by delivering a promissory note. The terms of any such promissory note (including the interest rate, the requirements for collateral and the terms of repayment) shall be established by the Plan Administrator in its sole discretion.

            14. Construction. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All


                                       7.

decisions of the Plan Administrator or the Board with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

            15. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the Commonwealth of Pennsylvania without resort to that State's conflict-of-laws rules.

            16. Stockholder Approval.

                  a. The grant of this option is subject to approval of the Plan by the Corporation's stockholders within twelve (12) months after the adoption of the Plan by the Board. Notwithstanding any provision of this Agreement to the contrary, this option may not be exercised in whole or in part until such stockholder approval is obtained. In the event that such stockholder approval is not obtained, then this option shall terminate in its entirety and Optionee shall have no further rights to acquire any Option Shares hereunder.

                  b. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without stockholder approval be issued under the Plan, then this option shall be void with respect to such excess shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

            17. Additional Terms Applicable to an Incentive Option. In the event this option is designated an Incentive Option in the Grant Notice, the following terms and conditions shall also apply to the grant:

                  (a) This option shall cease to qualify for favorable tax treatment as an Incentive Option if (and to the extent) this option is exercised for one or more Option Shares: (i) more than three (3) months after the date Optionee ceases to be an Employee for any reason other than death or Permanent Disability or (ii) more than twelve (12) months after the date Optionee ceases to be an Employee by reason of Permanent Disability.

                  (b) This option shall not become exercisable in the calendar year in which granted if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which this option would otherwise first become exercisable in such calendar year would, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock and any other securities for which one or more other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. To the extent the exercisability of this option is deferred by reason of the foregoing limitation, the deferred portion shall become exercisable in the first calendar year or years thereafter in which the One Hundred Thousand Dollar ($100,000) limitation of this Paragraph 18(b) would not be contravened, but such deferral shall in all events end immediately prior to the effective date of a Corporate Transaction in which this option is not to be assumed, whereupon the option shall become immediately exercisable as a Non-Statutory Option for the deferred portion of the Option Shares.

                  (c) Should Optionee hold, in addition to this option, one or more other options to purchase Common Stock which become exercisable for the first time in the same calendar year as this


                                       8.

option, then the foregoing limitations on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

            18. Market Stand-Off. In connection with any public offering of the Corporation's securities, the Plan Administrator may require that Optionee be subject to a lock-up for such period following the public offering as may be required by the underwriter or underwriters of such public offering. During such period, Optionee agrees not to directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to individuals who agree to be similarly bound) any Option Shares during such period without the prior written consent of such underwriter or underwriters.


                                       9.

                                    APPENDIX

            The following definitions shall be in effect under the Agreement:

      A. Agreement shall mean this Stock Option Agreement.

      B. Board shall mean the Corporation's Board of Directors.

      C. Cause shall have the meaning assigned to such term in the Employment Agreement.

      D. Closing Date shall mean ____________, 1998, the date of closing of the Merger.

      E. Code shall mean the Internal Revenue Code of 1986, as amended.

      F. Common Stock shall mean the Corporation's common stock.

      G. Corporate Transaction shall mean either of the following stockholder-approved transactions (other than the Merger) to which the Corporation is a party:

                  (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                  (ii) the sale, transfer or other disposition of all or
            substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

      H. Corporation shall mean Discovery Laboratories, Inc., a Delaware corporation.

      I. Disability shall have the meaning assigned to such term in the Employment Agreement. Disability shall be deemed to constitute Permanent Disability in the event that such Disability is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

      J. Employee shall mean an individual who is in the employ of the Corporation, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

      K. Employment Agreement shall have the meaning ascribed to such term set forth in recital A to this Stock Option Agreement.


      L. Exercise Date shall mean the date on which the option shall have been exercised in accordance with Paragraph 9 of the Agreement.

      M. Exercise Price shall mean the exercise price per share as specified in the Grant Notice.

      N. Expiration Date shall mean the date on which the option expires as specified in the Grant Notice.


                                      10.

      O. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                  (i) If the Common Stock is at the time traded on the Nasdaq
            National Market or Nasdaq SmallCap Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as the price is reported by the National Association of Securities Dealers on such market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                  (ii) If the Common Stock is at the time listed on any Stock
            Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Board to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                  (iii) If the Common Stock is at the time neither listed on any
            Stock Exchange nor traded on the Nasdaq National Market or SmallCap Market, then the Fair Market Value shall be determined by the Board after taking into account such factors as the Board shall deem appropriate.

      P. Grant Date shall mean the date of grant of the option as specified in the Grant Notice.

      Q. Grant Notice shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

      R. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

      S. Involuntary Termination shall mean the termination of Optionee's Service, during the term of the Employment Agreement or any successor Employment Agreement which occurs by reason of:

                  (i) Optionee's involuntary dismissal or discharge by the
            Corporation for reasons other than Cause, or

                  (ii) Optionee's voluntary resignation following (A) a change in Optionee's position with the Corporation (or Parent or Subsidiary employing Optionee) which materially reduces Optionee's level of responsibility, (B) a reduction in Optionee's level of compensation (including base salary, fringe benefits and participation in corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of Optionee's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without Optionee's consent.


                                      11.

      T. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

      U. Merger shall mean the merger of the Corporation and Acute Therapeutics, Inc. ("ATI") pursuant to the Agreement and Plan of Merger dated as of March 5, 1998 among the Corporation, ATI Acquisition Corp. and ATI.

      V. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

      W. Option Shares shall mean the number of shares of Common Stock subject to the option.

      X. Optionee shall mean the person to whom the option is granted as specified in the Grant Notice.

      Y. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      Z. Plan shall mean the Corporation's 1998 Stock Incentive Plan.

      AA. Plan Administrator shall mean either the Board or a committee appointed by the Board, to the extent the committee is at the time responsible for the administration of the Plan.

      BB. Purchase Agreement shall mean the stock purchase agreement (in form and substance satisfactory to the Corporation) which must be executed at the time the option is exercised for unvested Option Shares and which will accordingly (i) grant the Corporation the right to repurchase, at the Exercise Price, any and all of those Option Shares in which Optionee is not otherwise vested at the time of his or her cessation of Service and (ii) preclude the sale, transfer or other disposition of any of the Option Shares purchased under such agreement while those Option Shares remain subject to the repurchase right.

      CC. Service shall mean the provision of services to the Corporation pursuant to the Employment Agreement or otherwise as an Employee or non-employee member of the Board of Directors of, or a consultant or independent advisor to, the Corporation (or any Parent or Subsidiary).

      DD. Stock Exchange shall mean the American Stock Exchange or the New York Stock Exchange.

      EE. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      FF. Vesting Schedule shall mean the vesting schedule specified in the Grant Notice, as such vesting schedule is subject to acceleration in the event of an Involuntary Termination or Corporate Transaction.


                                      12.

                                    EXHIBIT D

                          DISCOVERY LABORATORIES, INC.
                         NOTICE OF GRANT OF STOCK OPTION

            Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock, par value $0.001 per share, of Discovery Laboratories, Inc. (the "Corporation"):

            Optionee: ______________________________________

            Exercise Price: $[FMV as of the closing of the Merger]

            Number of Option Shares: _____________ shares

            Expiration Date: [Tenth anniversary of the closing of the Merger]

            Type of Option: [Incentive Stock Option - subject to $100,000 limit]

            Date Exercisable: [Date of the closing of the Merger], subject to vesting as described below.

            Vesting Schedule: The Option Shares shall initially be unvested and subject to repurchase by the Corporation at the Exercise Price paid per share. The Corporation's repurchase right shall lapse with respect to, and Optionee shall vest in, all of the Option Shares in the event that the market capitalization of the Corporation (determined by multiplying the average of the Fair Market Value per share of the Common Stock for each of 30 consecutive trading days by the average of the number of shares of Common Stock outstanding on each such day) exceeds $75 million. In no event shall any additional Option Shares vest after Optionee's cessation of service.

            Optionee understands and agrees to be bound by the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A. Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Corporations's 1998 Stock Incentive Plan (the "Plan") attached hereto as Exhibit B.

            No Employment or Service Contract. Nothing in this Notice shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any parent or subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service in accordance with applicable law or the Employment Agreement.

            REPURCHASE RIGHTS. OPTIONEE HEREBY AGREES THAT ALL UNVESTED OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL BE SUBJECT TO A REPURCHASE RIGHT EXERCISABLE BY THE

CORPORATION AND ITS ASSIGNS. THE TERMS OF SUCH RIGHT SHALL BE SPECIFIED IN A STOCK PURCHASE AGREEMENT, IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, EXECUTED BY OPTIONEE AT THE TIME OF THE OPTION EXERCISE.

            Definitions. All capitalized terms used and not otherwise defined in this Notice shall have the meaning assigned to them in this Notice or in the Stock Option Agreement.

DATED:____________, 1998


                                    DISCOVERY LABORATORIES, INC.


                                    By:_________________________________________

                                    Title:______________________________________


                                    ____________________________________________
                                                    OPTIONEE

                                    Address:    ________________________________

                                                ________________________________

Attachments:
Exhibit A - Stock Option Agreement
Exhibit B - 1998 Stock Incentive Plan

                                    EXHIBIT A

                          DISCOVERY LABORATORIES, INC.

                             STOCK OPTION AGREEMENT

RECITALS

      A. Optionee is to render valuable services to the Corporation, and this Agreement is executed in connection with the Corporation's grant of an option to Optionee under the Plan, as provided in the Employment Agreement dated as of , 1998 between the Corporation and Optionee (the "Employment Agreement").

      B. All capitalized terms used and not otherwise defined in this Agreement shall have the meaning assigned to them in the attached Appendix.

            NOW, THEREFORE, it is hereby agreed as follows:

            1. Grant of Option. The Corporation hereby grants to Optionee, as of the Grant Date, an option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.

            2. Option Term. This option shall have a term of ten (10) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5, 6 or 17.

            3. Limited Transferability. This option shall be neither transferable nor assignable by Optionee other than by will or by the laws of descent and distribution following Optionee's death and may be exercised, during Optionee's lifetime, only by Optionee. However, if this option is designated a Non-Statutory Option in the Grant Notice, then this option may, in connection with Optionee's estate plan, be assigned in whole or in part during Optionee's lifetime to one or more members of Optionee's immediate family or to a trust established for the exclusive benefit of one or more such family members. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the option pursuant to such assignment. The terms applicable to the assigned portion shall be the same as those in effect for this option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

            4. Exercisability/Vesting.

            (a) This option shall be immediately exercisable for any or all of the Option Shares, whether or not the Option Shares are vested in accordance with the Vesting Schedule and shall remain so exercisable until the Expiration Date or sooner termination of the option term under Paragraph 5, 6 or 17.

            (b) Optionee shall, in accordance with the Vesting Schedule, vest in the Option Shares in one or more installments over his or her period of Service. Vesting in the Option Shares may be accelerated pursuant to the provisions of Paragraph 6. In no event, however, shall any additional Option Shares vest following Optionee's cessation of Service.

            5. Cessation of Service. The option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:

                  (i) Should Optionee cease to remain in Service for any reason (other than as specified in any of paragraphs (ii) through (v) below) while this option is outstanding, then this option shall remain exercisable until the earlier of (A) the expiration of the three (3)-month period measured from the date of such cessation of Service or (B) the Expiration Date.

                  (ii) Should Optionee die while this option is outstanding, then the personal representative of Optionee's estate or the person or persons to whom the option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution shall have the right to exercise this Option. Such right shall lapse and this option shall cease to be outstanding upon the earlier of (A) the expiration of the twelve (12)-month period measured from the date of Optionee's death or
      (B) the Expiration Date.

                  (iii) Should Optionee cease Service by reason of Disability while this option is outstanding, then this option shall remain exercisable until the earlier of (A) the expiration of the twelve
      (12)-month period measured from the date of such cessation of Service or
      (B) the Expiration Date.

                  (iv) During the limited period of post-Service exercisability, this option may not be exercised in the aggregate for more than the number of vested option Shares for which the option is exercisable at the time of Optionee's cessation of Service. Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding for any Option Shares for which the Option has not been exercised. To the extent Optionee is not vested in the Option Shares at the time of Optionee's cessation of Service, this option shall immediately terminate and cease to be outstanding with respect to those shares.

                  (v) Should Optionee's Service be terminated by the Corporation for Cause or by Optionee in breach of the Employment Agreement, then this option shall terminate immediately and cease to remain outstanding.

            6. Corporate Transaction.

                  a. In the event of any Corporate Transaction, the Option Shares at the time subject to this option but not otherwise vested shall automatically vest in full so that this option shall, immediately prior to the effective date of the Corporate Transaction, become exercisable for all of the Option Shares as fully-vested shares and may be exercised for any or all of those vested shares. However, the Option Shares shall not vest on such an accelerated basis if and to the extent: (i) this option is assumed by the successor corporation (or parent thereof) in the Corporate Transaction and the Corporation's repurchase rights with respect to the unvested Option Shares are assigned to such successor corporation (or parent thereof) or (ii) this option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested Option Shares at the time of the Corporate Transaction (the excess of the Fair Market Value of those Option Shares over the Exercise Price payable for such shares) and provides for subsequent payout in accordance with the same Vesting Schedule applicable to those unvested Option Shares as set forth in the Grant Notice.

                  b. Immediately following the Corporate Transaction, this option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) in connection with the Corporate Transaction.

                  c. If this option is assumed in connection with a Corporate Transaction, then this option shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same.

                  d. This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

            7. Adjustment in Option Shares. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to this option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

            8. Stockholder Rights. The holder of this option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become a holder of record of the purchased shares.

            9. Manner of Exercising Option.

                  a. In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons exercising the option) must take the following actions:

                        (1) To the extent the option is exercised for vested Option Shares, deliver to the Secretary of the Corporation an executed notice of exercise in substantially the form of Exhibit I to this Agreement (the "Exercise Notice") in which there is specified the number of Option Shares which are to be purchased under the exercised option. To the extent the option is exercised for unvested Option Shares, deliver to the Corporation an executed Purchase Agreement.

                        (2) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

                              (a) cash or check made payable to the Corporation;
            or

                              (b) a promissory note payable to the Corporation,
            but only to the extent approved by the Plan Administrator in accordance with Paragraph 13; or

                              (c) in shares of Common Stock held by Optionee (or
            any other person or persons exercising the option) for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

                              (d) to the extent the option is exercised for
            vested Option Shares, through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable written instructions (a) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

                  Except to the extent the sale and remittance procedure is
            utilized in connection with the option exercise, payment of the Exercise Price must accompany the Exercise Notice (or Purchase Agreement) delivered to the Corporation in connection with the option exercise.

                        (3) Furnish to the Corporation appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

                        (4) Execute and deliver to the Corporation such written representations as may be requested by the Corporation in order for it to comply with the applicable requirements of Federal and state securities laws.

                        (5) Make appropriate arrangements with the Corporation for the satisfaction of all Federal, state and local income and employment tax withholding requirements applicable to the option exercise.

                  b. As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto. To the extent any such Option Shares are unvested, the certificates for those Option Shares shall be endorsed with an appropriate legend evidencing the Corporation's repurchase rights and may be held in escrow with the Corporation until such shares vest.

                  c. In no event may this option be exercised for any fractional shares.

            10. Compliance with Laws and Regulations.

                  a. The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange or inter-dealer quotation system on which the Common Stock may be listed for trading at the time of such exercise and issuance.

                  b. The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Corporation, however, shall use its best efforts to obtain all such approvals.

            11. Successors and Assigns. Except to the extent otherwise provided in Paragraphs 3 and 5, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee's assigns and the legal representatives, heirs and legatees of Optionee's estate.

            12. Notices. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation, attn: Secretary, at 509 Madison Avenue, 14th Floor, New York, New York 10022, or any other address provided in writing to Optionee. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the

Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

            13. Financing. The Corporation may, in its absolute discretion and without any obligation to do so, permit Optionee to pay the Exercise Price for the purchased Option Shares by delivering a promissory note. The terms of any such promissory note (including the interest rate, the requirements for collateral and the terms of repayment) shall be established by the Plan Administrator in its sole discretion.

            14. Construction. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Plan Administrator or the Board with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

            15. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the Commonwealth of Pennsylvania without resort to that State's conflict-of-laws rules.

            16. Stockholder Approval.

                  a. The grant of this option is subject to approval of the Plan by the Corporation's stockholders within twelve (12) months after the adoption of the Plan by the Board. Notwithstanding any provision of this Agreement to the contrary, this option may not be exercised in whole or in part until such stockholder approval is obtained. In the event that such stockholder approval is not obtained, then this option shall terminate in its entirety and Optionee shall have no further rights to acquire any Option Shares hereunder.

                  b. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without stockholder approval be issued under the Plan, then this option shall be void with respect to such excess shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

            17. Additional Terms Applicable to an Incentive Option. In the event this option is designated an Incentive Option in the Grant Notice, the following terms and conditions shall also apply to the grant:

                  (a) This option shall cease to qualify for favorable tax treatment as an Incentive Option if (and to the extent) this option is exercised for one or more Option Shares: (i) more than three (3) months after the date Optionee ceases to be an Employee for any reason other than death or Permanent Disability or (ii) more than twelve (12) months after the date Optionee ceases to be an Employee by reason of Permanent Disability.

                  (b) This option shall not become exercisable in the calendar year in which granted if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which this option would otherwise first become exercisable in such calendar year would, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock and any other securities for which one or more other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. To the extent the exercisability of this option is deferred by reason of the foregoing limitation, the deferred portion shall become exercisable in the first calendar year or years thereafter in which the One Hundred Thousand Dollar ($100,000) limitation of this Paragraph 18(b) would not be contravened, but such deferral shall in all events end immediately prior to the effective date of a Corporate Transaction in which this option is not to be assumed, whereupon the option shall become immediately exercisable as a Non-Statutory Option for the deferred portion of the Option Shares.

                  (c) Should Optionee hold, in addition to this option, one or more other options to purchase Common Stock which become exercisable for the first time in the same calendar year as this option, then the foregoing limitations on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

            18. Market Stand-Off. In connection with any public offering of the Corporation's securities, the Plan Administrator may require that Optionee be subject to a lock-up for such period following the public offering as may be required by the underwriter or underwriters of such public offering. During such period, Optionee agrees not to directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to individuals who agree to be similarly bound) any Option Shares during such period without the prior written consent of such underwriter or underwriters.

                                   APPENDIX

            The following definitions shall be in effect under the Agreement:

      .A. Agreement shall mean this Stock Option Agreement.

      .B. Board shall mean the Corporation's Board of Directors.

      .C. Cause shall have the meaning assigned to such term in the Employment Agreement.

      .D. Closing Date shall mean ____________, 1998, the date of closing of the Merger.

      .E. Code shall mean the Internal Revenue Code of 1986, as amended.

      .F. Common Stock shall mean the Corporation's common stock.

      .G. Corporate Transaction shall mean either of the following stockholder-approved transactions (other than the Merger) to which the Corporation is a party:

                  (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                  (ii) the sale, transfer or other disposition of all or
            substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

      .H. Corporation shall mean Discovery Laboratories, Inc., a Delaware corporation.

      .I. Disability shall have the meaning assigned to such term in the Employment Agreement. Disability shall be deemed to constitute Permanent Disability in the event that such Disability is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

      .J. Employee shall mean an individual who is in the employ of the Corporation, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

      .K. Employment Agreement shall have the meaning ascribed to such term set forth in recital A to this Stock Option Agreement.

      .L. Exercise Date shall mean the date on which the option shall have been exercised in accordance with Paragraph 9 of the Agreement.

      .M. Exercise Price shall mean the exercise price per share as specified in the Grant Notice.

      .N. Expiration Date shall mean the date on which the option expires as specified in the Grant Notice.

      .O. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                  (i) If the Common Stock is at the time traded on the Nasdaq
            National Market or Nasdaq SmallCap Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as the price is reported by the National Association of Securities Dealers on such market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                  (ii) If the Common Stock is at the time listed on any Stock
            Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Board to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                  (iii) If the Common Stock is at the time neither listed on any
            Stock Exchange nor traded on the Nasdaq National Market or SmallCap Market, then the Fair Market Value shall be determined by the Board after taking into account such factors as the Board shall deem appropriate.

      .P. Grant Date shall mean the date of grant of the option as specified in the Grant Notice.

      .Q. Grant Notice shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

      .R. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

      .S. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

      .T. Merger shall mean the merger of the Corporation and Acute Therapeutics, Inc. ("ATI") pursuant to the Agreement and Plan of Merger dated as of March 5, 1998 among the Corporation, ATI Acquisition Corp. and ATI.

      .U. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

      .V. Option Shares shall mean the number of shares of Common Stock subject to the option.

      .W. Optionee shall mean the person to whom the option is granted as specified in the Grant Notice.

      .X. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the

Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      .Y. Plan shall mean the Corporation's 1998 Stock Incentive Plan.

      .Z. Plan Administrator shall mean either the Board or a committee of Board members, to the extent the committee is at the time responsible for the administration of the Plan.

      .AA. Purchase Agreement shall mean the stock purchase agreement (in form and substance satisfactory to the Corporation) which must be executed at the time the option is exercised for unvested Option Shares and which will accordingly (i) grant the Corporation the right to repurchase, at the Exercise Price, any and all of those Option Shares in which Optionee is not otherwise vested at the time of his or her cessation of Service and (ii) preclude the sale, transfer or other disposition of any of the Option Shares purchased under such agreement while those Option Shares remain subject to the repurchase right.

      .BB. Service shall mean the provision of services to the Corporation pursuant to the Employment Agreement or otherwise as an Employee or non-employee member of the Board of Directors of, or a consultant or independent advisor to, the Corporation (or any Parent or Subsidiary).

      .CC. Stock Exchange shall mean the American Stock Exchange or the New York Stock Exchange.

      .DD. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      .EE. Vesting Schedule shall mean the vesting schedule specified in the Grant Notice, as such vesting schedule is subject to acceleration in the event of a Corporate Transaction.

                                    EXHIBIT E

                          DISCOVERY LABORATORIES, INC.
                         NOTICE OF GRANT OF STOCK OPTION

            Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock, par value $0.001 per share, of Discovery Laboratories, Inc. (the "Corporation"):

            Optionee: _______________________

            Grant Date: [Closing Date of the Merger]

            Exercise Price: $[FMV as of the closing of the Merger]

            Number of Option Shares: ____________ shares

            Expiration Date: [Tenth anniversary of the closing of the Merger]

            Type of Option: [Incentive Stock Option - Subject to $100,000 limit]

            Date Exercisable: [Date of the closing of the Merger], subject to vesting as described below.

            Vesting Schedule: The Option Shares shall initially be unvested and subject to repurchase by the Corporation at the Exercise Price paid per share. The Corporation's repurchase right shall lapse with respect to, and Optionee shall vest in, all of the Option Shares in the event that the Corporation consummates a transaction having a total Value (as defined in the Stock Option Agreement) of at least $20 million and involving the development, clinical testing, regulatory approval, manufacturing and/or marketing of a portfolio compound of the Corporation jointly with a business entity not affiliated with the Corporation. In no event shall any additional Option Shares vest after Optionee's cessation of service.

            Optionee understands and agrees to be bound by the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A. Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Corporations's 1998 Stock Incentive Plan (the "Plan") attached hereto as Exhibit B.

            No Employment or Service Contract. Nothing in this Notice shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any parent or subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service in accordance with applicable law or the Employment Agreement.

            REPURCHASE RIGHTS. OPTIONEE HEREBY AGREES THAT ALL UNVESTED OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL BE SUBJECT TO A REPURCHASE RIGHT EXERCISABLE BY THE CORPORATION AND ITS ASSIGNS. THE TERMS OF SUCH RIGHT SHALL BE SPECIFIED IN A STOCK PURCHASE AGREEMENT, IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, EXECUTED BY OPTIONEE AT THE TIME OF THE OPTION EXERCISE.

            Definitions. All capitalized terms used and not otherwise defined in this Notice shall have the meaning assigned to them in this Notice or in the Stock Option Agreement.


DATED: ______________, 1998


                                    DISCOVERY LABORATORIES, INC.


                                    By: ________________________________________

                                    Title: _____________________________________


                                    ____________________________________________
                                                      OPTIONEE

                                    Address:     _______________________________

                                                 _______________________________

Attachments:
Exhibit A - Stock Option Agreement
Exhibit B - 1998 Stock Incentive Plan

                                    EXHIBIT A

                          DISCOVERY LABORATORIES, INC.

                             STOCK OPTION AGREEMENT

RECITALS

      A. Optionee is to render valuable services to the Corporation, and this Agreement is executed in connection with the Corporation's grant of an option to Optionee under the Plan, as provided in the Employment Agreement dated as of , 1998 between the Corporation and Optionee (the "Employment Agreement").

      B. All capitalized terms used and not otherwise defined in this Agreement shall have the meaning assigned to them in the attached Appendix.

            NOW, THEREFORE, it is hereby agreed as follows:

            1. Grant of Option. The Corporation hereby grants to Optionee, as of the Grant Date, an option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.

            2. Option Term. This option shall have a term of ten (10) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5, 6 or 17.

            3. Limited Transferability. This option shall be neither transferable nor assignable by Optionee other than by will or by the laws of descent and distribution following Optionee's death and may be exercised, during Optionee's lifetime, only by Optionee. However, if this option is designated a Non-Statutory Option in the Grant Notice, then this option may, in connection with Optionee's estate plan, be assigned in whole or in part during Optionee's lifetime to one or more members of Optionee's immediate family or to a trust established for the exclusive benefit of one or more such family members. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the option pursuant to such assignment. The terms applicable to the assigned portion shall be the same as those in effect for this option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

            4. Exercisability/Vesting.

            (a) This option shall be immediately exercisable for any or all of the Option Shares, whether or not the Option Shares are vested in accordance with the Vesting Schedule and shall remain so exercisable until the Expiration Date or sooner termination of the option term under Paragraph 5, 6 or 17.

            (b) Optionee shall, in accordance with the Vesting Schedule, vest in the Option Shares in one or more installments over his or her period of Service. Vesting in the Option Shares may be accelerated pursuant to the provisions of Paragraph 6. In no event, however, shall any additional Option Shares vest following Optionee's cessation of Service.

            5. Cessation of Service. The option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:

                  (i) Should Optionee cease to remain in Service for any reason (other than as specified in any of paragraphs (ii) through (vii) below) while this option is outstanding, then this option shall remain exercisable until the earlier of (A) the expiration of the three (3)-month period measured from the date of such cessation of Service or (B) the Expiration Date.

                  (ii) Should Optionee die while this option is outstanding, then the personal representative of Optionee's estate or the person or persons to whom the option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution shall have the right to exercise this Option. Such right shall lapse and this option shall cease to be outstanding upon the earlier of (A) the expiration of the twelve (12)-month period measured from the date of Optionee's death or
      (B) the Expiration Date.

                  (iii) Should Optionee cease Service by reason of Disability while this option is outstanding, then this option shall remain exercisable until the earlier of (A) the expiration of the twelve
      (12)-month period measured from the date of such cessation of Service or
      (B) the Expiration Date.

                  (iv) During the limited period of post-Service exercisability, this option may not be exercised in the aggregate for more than the number of vested option Shares for which the option is exercisable at the time of Optionee's cessation of Service. Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding for any Option Shares for which the Option has not been exercised. To the extent Optionee is not vested in the Option Shares at the time of Optionee's cessation of Service, this option shall immediately terminate and cease to be outstanding with respect to those shares.

                  (v) Should Optionee's Service be terminated by the Corporation for Cause or should Optionee terminate his or her Service in breach of the Employment Agreement, then this option shall terminate immediately and cease to remain outstanding.

            6. Corporate Transaction.

                  a. In the event of any Corporate Transaction, the Option Shares at the time subject to this option but not otherwise vested shall automatically vest in full so that this option shall, immediately prior to the effective date of the Corporate Transaction, become exercisable for all of the Option Shares as fully-vested shares and may be exercised for any or all of those vested shares. However, the Option Shares shall not vest on such an accelerated basis if and to the extent: (i) this option is assumed by the successor corporation (or parent thereof) in the Corporate Transaction and the Corporation's repurchase rights with respect to the unvested Option Shares are assigned to such successor corporation (or parent thereof) or (ii) this option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested Option Shares at the time of the Corporate Transaction (the excess of the Fair Market Value of those Option Shares over the Exercise Price payable for such shares) and provides for subsequent payout in accordance with the same Vesting Schedule applicable to those unvested Option Shares as set forth in the Grant Notice.

                  b. Immediately following the Corporate Transaction, this option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) in connection with the Corporate Transaction.

                  c. If this option is assumed in connection with a Corporate Transaction, then this option shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same.

                  d. This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

            7. Adjustment in Option Shares. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to this option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

            8. Stockholder Rights. The holder of this option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become a holder of record of the purchased shares.

            9. Manner of Exercising Option.

                  a. In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons exercising the option) must take the following actions:

                        (1) To the extent the option is exercised for vested Option Shares, deliver to the Secretary of the Corporation an executed notice of exercise in substantially the form of Exhibit I to this Agreement (the "Exercise Notice") in which there is specified the number of Option Shares which are to be purchased under the exercised option. To the extent the option is exercised for unvested Option Shares, deliver to the Corporation an executed Purchase Agreement.

                        (2) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

                              (a) cash or check made payable to the Corporation;
            or

                              (b) a promissory note payable to the Corporation,
            but only to the extent approved by the Plan Administrator in accordance with Paragraph 13; or

                              (c) in shares of Common Stock held by Optionee (or
            any other person or persons exercising the option) for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

                              (d) to the extent the option is exercised for
            vested Option Shares, through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable written instructions (a) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

                  Except to the extent the sale and remittance procedure is
            utilized in connection with the option exercise, payment of the Exercise Price must accompany the Exercise Notice (or Purchase Agreement) delivered to the Corporation in connection with the option exercise.

                              (3) Furnish to the Corporation appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

                              (4) Execute and deliver to the Corporation such written representations as may be requested by the Corporation in order for it to comply with the applicable requirements of Federal and state securities laws.

                              (5) Make appropriate arrangements with the Corporation for the satisfaction of all Federal, state and local income and employment tax withholding requirements applicable to the option exercise.

            b. As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto. To the extent any such Option Shares are unvested, the certificates for those Option Shares shall be endorsed with an appropriate legend evidencing the Corporation's repurchase rights and may be held in escrow with the Corporation until such shares vest.

            c. In no event may this option be exercised for any fractional shares.

            10. Compliance with Laws and Regulations.

                  a. The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange or inter-dealer quotation system on which the Common Stock may be listed for trading at the time of such exercise and issuance.

                  b. The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Corporation, however, shall use its best efforts to obtain all such approvals.

            11. Successors and Assigns. Except to the extent otherwise provided in Paragraphs 3 and 5, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee's assigns and the legal representatives, heirs and legatees of Optionee's estate.

            12. Notices. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation, attn: Secretary, at 509 Madison Avenue, 14th Floor, New York, New York 10022, or any other address provided in writing to Optionee. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

            13. Financing. The Corporation may, in its absolute discretion and without any obligation to do so, permit Optionee to pay the Exercise Price for the purchased Option Shares by delivering a promissory note. The terms of any such promissory note (including the interest rate, the requirements for collateral and the terms of repayment) shall be established by the Plan Administrator in its sole discretion.

            14. Construction. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Plan Administrator or the Board with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

            15. Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the Commonwealth of Pennsylvania without resort to that State's conflict-of-laws rules.

            16. Stockholder Approval.

                  a. The grant of this option is subject to approval of the Plan by the Corporation's stockholders within twelve (12) months after the adoption of the Plan by the Board. Notwithstanding any provision of this Agreement to the contrary, this option may not be exercised in whole or in part until such stockholder approval is obtained. In the event that such stockholder approval is not obtained, then this option shall terminate in its entirety and Optionee shall have no further rights to acquire any Option Shares hereunder.

                  b. If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may without stockholder approval be issued under the Plan, then this option shall be void with respect to such excess shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

            17. Additional Terms Applicable to an Incentive Option. In the event this option is designated an Incentive Option in the Grant Notice, the following terms and conditions shall also apply to the grant:

                  (a) This option shall cease to qualify for favorable tax treatment as an Incentive Option if (and to the extent) this option is exercised for one or more Option Shares: (i) more than three (3) months after the date Optionee ceases to be an Employee for any reason other than death or Permanent Disability or (ii) more than twelve (12) months after the date Optionee ceases to be an Employee by reason of Permanent Disability.

                  (b) This option shall not become exercisable in the calendar year in which granted if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock for which this option would otherwise first become exercisable in such calendar year would, when added to the aggregate value (determined as of the respective date or dates of grant) of the Common Stock and any other securities for which one or more other Incentive Options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Corporation or any Parent or Subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. To the extent the exercisability of this option is deferred by reason of the foregoing limitation, the deferred portion shall become exercisable in the first calendar year or years thereafter in which the One Hundred Thousand Dollar ($100,000) limitation of this Paragraph 18(b) would not be contravened, but such deferral shall in all events end immediately prior to the effective date of a Corporate Transaction in which this option is not to be assumed, whereupon the option shall become immediately exercisable as a Non-Statutory Option for the deferred portion of the Option Shares.

                  (c) Should Optionee hold, in addition to this option, one or more other options to purchase Common Stock which become exercisable for the first time in the same calendar year as this option, then the foregoing limitations on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

            18. Market Stand-Off. In connection with any public offering of the Corporation's securities, the Plan Administrator may require that Optionee be subject to a lock-up for such period following the public offering as may be required by the underwriter or underwriters of such public offering. During such period, Optionee agrees not to directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to individuals who agree to be similarly bound) any Option Shares during such period without the prior written consent of such underwriter or underwriters.

                                   APPENDIX

            The following definitions shall be in effect under the Agreement:

      .A. Agreement shall mean this Stock Option Agreement.

      .B. Board shall mean the Corporation's Board of Directors.

      .C. Cause shall have the meaning assigned to such term in the Employment Agreement.

      .D. Closing Date shall mean ____________, 1998, the date of closing of the Merger.

      .E. Code shall mean the Internal Revenue Code of 1986, as amended.

      .F. Common Stock shall mean the Corporation's common stock.

      .G. Corporate Transaction shall mean either of the following stockholder-approved transactions (other than the Merger) to which the Corporation is a party:

            (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

            (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

      .H. Corporation shall mean Discovery Laboratories, Inc., a Delaware corporation.

      .I. Disability shall have the meaning assigned to such term in the Employment Agreement. Disability shall be deemed to constitute Permanent Disability in the event that such Disability is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

      .J. Employee shall mean an individual who is in the employ of the Corporation, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

      .K. Employment Agreement shall have the meaning ascribed to such term set forth in recital A to this Stock Option Agreement.

      .L. Exercise Date shall mean the date on which the option shall have been exercised in accordance with Paragraph 9 of the Agreement.

      .M. Exercise Price shall mean the exercise price per share as specified in the Grant Notice.

      .N. Expiration Date shall mean the date on which the option expires as specified in the Grant Notice.

      .O. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                  (i) If the Common Stock is at the time traded on the Nasdaq
            National Market or Nasdaq SmallCap Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as the price is reported by the National Association of Securities Dealers on such market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                  (ii) If the Common Stock is at the time listed on any Stock
            Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Board to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                  (iii) If the Common Stock is at the time neither listed on any
            Stock Exchange nor traded on the Nasdaq National Market or SmallCap Market, then the Fair Market Value shall be determined by the Board after taking into account such factors as the Board shall deem appropriate.

      .P. Grant Date shall mean the date of grant of the option as specified in the Grant Notice.

      .Q. Grant Notice shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

      .R. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

      .S. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

      .T. Merger shall mean the merger of the Corporation and Acute Therapeutics, Inc. ("ATI") pursuant to the Agreement and Plan of Merger dated as of March 5, 1998 among the Corporation, ATI Acquisition Corp., Inc. and ATI.

      .U. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

      .V. Option Shares shall mean the number of shares of Common Stock subject to the option.

      .W. Optionee shall mean the person to whom the option is granted as specified in the Grant Notice.

      .X. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the

Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      .Y. Plan shall mean the Corporation's 1998 Stock Incentive Plan.

      .Z. Plan Administrator shall mean either the Board or a committee of Board members, to the extent the committee is at the time responsible for the administration of the Plan.

      .AA. Purchase Agreement shall mean the stock purchase agreement (in form and substance satisfactory to the Corporation) which must be executed at the time the option is exercised for unvested Option Shares and which will accordingly (i) grant the Corporation the right to repurchase, at the Exercise Price, any and all of those Option Shares in which Optionee is not otherwise vested at the time of his or her cessation of Service and (ii) preclude the sale, transfer or other disposition of any of the Option Shares purchased under such agreement while those Option Shares remain subject to the repurchase right.

      .BB. Service shall mean the provision of services to the Corporation pursuant to the Employment Agreement or otherwise as an Employee or non-employee member of the Board of Directors of, or a consultant or independent advisor to, the Corporation (or any Parent or Subsidiary).

      .CC. Stock Exchange shall mean the American Stock Exchange or the New York Stock Exchange.

      .DD. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      .EE. Vesting Schedule shall mean the vesting schedule specified in the Grant Notice, as such vesting schedule is subject to acceleration in the event of a Corporate Transaction.

      .FF. Value shall mean, with respect to any agreement to which the Corporation is a party, the total payments, including without limitation, contingent payments prior to or at receipt of marketing approval for the compound involved in such agreement, including without limitation upfront fees, milestone payments and research and development and other contractual commitments.

                                                                       EXHIBIT F

                      FORM OF REGISTRATION RIGHTS AGREEMENT

            THIS REGISTRATION RIGHTS AGREEMENT is made as of the ___ day of _________, 1998, by and among DISCOVERY LABORATORIES, INC., a Delaware corporation, (the "Company"), JOHNSON & JOHNSON DEVELOPMENT CORPORATION, a New Jersey Corporation ("J&J") and THE SCRIPPS RESEARCH INSTITUTE, a California not-for-profit organization ("Scripps") (J&J and Scripps are herein collectively referred to as the "Stockholders").

                                    RECITALS

            WHEREAS, Acute Therapeutics, Inc. ("ATI") and Scripps are parties to the Scripps Stock Purchase Agreement dated as of October 28, 1996 (the "Scripps Agreement"), pursuant to which Scripps acquired 40,000 shares of common stock, $0.001 par value per share of ATI (the "ATI Common Stock");

            WHEREAS, J&J, its affiliate, Ortho Pharmaceutical Corporation and ATI are parties to the Inventory Transfer/Stock Purchase Agreement dated as of October 28, 1996 (the "Inventory Transfer Agreement"), pursuant to which ATI issued to J&J 2,200 shares of its Non-Voting Series B Preferred Stock, $0.001 par value per share (the "ATI Series B Preferred Stock") and 40,000 shares of ATI Common Stock;

            WHEREAS, ATI, Scripps and J&J are parties to a Registration Rights Agreement dated as of October 28, 1996 (the "ATI Registration Rights Agreement") pursuant to which Scripps and J&J were granted certain registration rights;

            WHEREAS, the Company and ATI are parties to an agreement dated March __, 1998, whereby a newly-formed subsidiary of the Company will merge with and into ATI and ATI will become a wholly-owned subsidiary of the Company (the "Merger Agreement");

            WHEREAS, pursuant to the Merger Agreement, each of the issued and outstanding shares of ATI Common Stock shall be automatically converted into
3.91 shares of Common Stock of the Company, $0.001 par value per share ("the Common Stock");

            WHEREAS, the Company and J&J are parties to the Stock Exchange Agreement of even date herewith pursuant to which J&J will exchange its ATI Series B Preferred Stock for 2,039 shares of Series C Preferred Stock, $0.001 par value per share, of the Company ("Series C Preferred Stock") and pursuant to which the Company will issue J&J shares of Common Stock (the "Dividend Shares") in lieu of the accrued but unpaid dividend accrued through the date of the Merger on its shares of ATI Series B Preferred Stock (the "Stock Exchange Agreement");

            WHEREAS, the Stockholders and the Company hereby agree that this Registration Rights Agreement (the "Agreement") shall govern the rights of the Stockholders to cause the Company to register the shares of Common Stock held by the Stockholders;

            NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

            1. Registration Rights. The Company covenants and agrees as follows:

            1.1 Definitions. For purposes of this Section 1:

            (a) The term "Act" means the Securities Act of 1933, as amended.

            (b) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with
Section 1.8 hereof.

            (c) The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

            (d) The term "register", "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

            (e) The term "Registrable Securities" means (i) the Common Stock issued by the Company pursuant to the Merger Agreement in exchange for the shares of ATI Common Stock originally issued to Scripps pursuant to the Scripps Purchase Agreement, (ii) the Common Stock issued by the Company pursuant to the Merger Agreement in exchange for the shares of ATI Common Stock originally issued to J&J pursuant to the Inventory Transfer Agreement, (iii) any Common Stock issued upon conversion or redemption of the Series C Preferred Stock, (iv) the Dividend Shares and (v) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i)-(iv) above, that cannot be publicly resold by the holder thereof without registration under the Act or sold in a single transaction exempt from the registration and prospectus delivery requirement of the Act pursuant to Rule 144 thereunder, it being understood, for the purposes of this Agreement, that Registrable Securities shall cease to be Registrable Securities when (1) a registration statement covering such Registrable Securities has been declared effective and they have been disposed of pursuant to such effective registration statement, (2) they are transferred on the open market pursuant to any available exemption under the Act, (3) they have been otherwise transferred and the Company has delivered new certificates or other evidences of ownership for them not subject to any stop transfer order or other restriction on transfer and not bearing any legend restricting transfer in the absence of an effective registration or an exemption from the registration requirements of the Act, (4) they have been sold, assigned, pledged, hypothecated or otherwise disposed of by the Holder in a transaction in which the Holder's rights under this Agreement are not assigned or assignable, or (5) the rights of the Holder under Section 1.2 have terminated pursuant to Section 1.9.

            (f) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are Registrable Securities.

            (g) The term "SEC" shall mean the Securities and Exchange
Commission.

            1.2 Company Registration.

            (a) If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty
(20) days after mailing of such notice by the Company in accordance with Section 2.5, the Company shall cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

            (b) Notwithstanding any other provision of this Section 1.2, if the managing underwriter of an underwritten distribution advises in writing the Company and the Holders of the Registrable Securities requesting participation in such registration that in its good faith judgment the number of shares of Registrable Securities and the other securities requested to be registered under this Section 1.2 exceeds the number of shares of Registrable Securities and other securities which can be sold in such offering, then (i) the number of shares of Registrable Securities and other securities so requested to be included in the offering shall be reduced to that number of shares which in the good faith judgment of the managing underwriter can be sold in such offering (except for shares to be issued by the Company, which shall have priority over the Registrable Securities), and (ii) such reduced number of shares shall be allocated among all participating Holders of Registrable Securities and holders of other securities in proportion, as nearly as practicable, to the respective number of shares of Registrable Securities and other securities held by such Holders at the time of filing the registration statement; provided, however, that a minimum of thirty percent (30%) of the shares to be underwritten shall be allocated, on a pro rata basis, to the Holders requesting inclusion in such offering (the "selling stockholders"). For purposes of clause (ii) above concerning apportionment, for any selling stockholder which is a holder of Registrable Securities and which is a partnership or corporation, the affiliates (as defined in the rules and regulations promulgated under the Act), partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder", and any pro-rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder", as defined in this sentence.

            1.3 Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

            (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or until the distribution contemplated in the Registration Statement has been completed; provided, however, that (i) such 120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable

Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (I) includes any prospectus required by Section 10(a)(3) of the Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (I) and (II) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the 1934 Act in the registration statement.

            (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

            (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

            (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act.

            (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

            (f) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

            (g) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

            (h) Notify the participating Holders at any time when a prospectus relating to any Registrable Securities covered by such registration statement is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and promptly file such amendments and supplements as may be necessary so that, as thereafter delivered to such Holders of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and use its best efforts to cause each such amendment and supplement to become effective.

            (i) Furnish on the closing date of an underwritten public offering
(i) an opinion, dated such date, of the counsel representing the Company, for purposes of such registration, in form and substance as is customarily given by company counsel to the underwriters in an underwritten public offering, addressed to the underwriters, and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

            1.4 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

            1.5 Expenses of Company Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 1.2 for each Holder (which right may be assigned as provided in Section 1.8), including (without limitation) all federal and state registration, filing, qualification fees, printers and accounting fees relating or apportionable thereto and reasonable fees and disbursements of one counsel for the participating Holders together, but excluding underwriting discounts and commissions relating to Registrable Securities.

            1.6 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

            1.7 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

            (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, and each officer, director, employee and agent thereof against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, or the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, or the 1934 Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, and each officer, director, employee and agent thereof as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

            (b) To the extent permitted by law, each selling Holder (severally and not jointly) will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, or the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.7(a), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 1.10(b) exceed the gross proceeds from the offering received by such Holder.

            (c) Promptly after receipt by an indemnified party under this
Section 1.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.7.

            (d) If the indemnification provided for in this Section 1.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

            (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

            (f) The obligations of the Company and Holders under this Section
1.7 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

            1.8 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities, provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

            1.9 Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1 after the fifth anniversary of the date of this Agreement.

            1.10 Reports Under 1934 Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell Registrable Securities to the public without registration, the Company agrees to:

                  (a) make and keep available public information, as those terms are understood and defined in Rule 144;

                  (b) file with the SEC in a timely manner all reports and other documents required of the Company nuder the Act and the 1934 Act; and

                  (c) furnish to a Holder owning any Registrable Securities upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), the Act and the 1934 Act (at any time after the Company has become subject to the reporting requirements of the 1934 Act), (ii) a copy of the most recent annual or quarterly report of the company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably required in availing any Holder of Registrable Securities of any rule or regulation of the SEC which permits the selling of any such Registrable Securities without registration or pursuant to such form (at any time after the company has become subject to the reporting requirements of the 1934 Act).

            1.11 Granting of Registration Rights. The Company shall not, without the prior written consent of the Holders of at least 50.1% of the Registrable Securities then outstanding, grant any rights to any persons to register any shares of capital stock or other securities of the Company that would limit the Holders' proportional rights under Section 1.2(b). The grant of registration rights to any person that would entitle such person to participate on a pro rata basis in an offering under
Section 1.2(b) shall not be deemed a limitation to the Holders' proportional rights under Section 1.2(b), pursuant to this Section 1.11; provided that in no circumstance will fewer than ten percent (10%) of the shares to be underwritten pursuant to Section 1.2(b) be allocated to the Holders, regardless of any subsequent registration rights granted by the Company.

            2. Miscellaneous.

            2.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

            2.2 Governing Law. This Agreement shall be governed by and construed under the laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

            2.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            2.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

            2.5 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

            2.6 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

            2.7 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

            2.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

            2.9 Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

            2.10 Entire Agreement; Amendment; Waiver; No Further Rights. This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. The Stockholders hereby agree that they have no further rights under the ATI Registration Rights Agreement.

                [THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                   DISCOVERY LABORATORIES, INC.



                                   By: _________________________________________
                                       Robert J. Capetola, Ph.D.
                                       President

                        Address:       _________________________________________
                                       _________________________________________


                                   Stockholders:

                                   JOHNSON & JOHNSON DEVELOPMENT CORPORATION


                                   By: _________________________________________

                        Address:       _________________________________________
                                       _________________________________________


                                   THE SCRIPPS RESEARCH INSTITUTE


                                   By: _________________________________________

                        Address:       _________________________________________
                                       _________________________________________

                                    EXHIBIT G

            INVESTOR AGREEMENT dated as of ___________, 1998 between the undersigned (the "Securityholder") and Discovery Laboratories, Inc. ("Discovery")

                                    Recitals

            Discovery, ATI Acquisition Corp. ("Sub") and Acute Therapeutics, Inc. ("ATI") have entered into an Agreement and Plan of Merger dated as of March 5, 1998 (the "Merger Agreement") pursuant to which Sub will merge with and into ATI (the "Merger") on the terms and conditions specified therein. As a result of the Merger, the Securityholder will receive shares of the Common Stock, par value $0.001 per share, of Discovery (the "Discovery Stock"), which Discovery Stock will be received in exchange for shares of the Common Stock, par value $0.001 per share, of ATI, or upon exercise of options exercisable prior to the Merger for such shares, owned by the Securityholder. The Securityholder is entering into this Agreement with Discovery as a material inducement for Discovery to enter into the Merger Agreement, and the Securityholder understands that Discovery will rely upon this Agreement in entering into the Merger Agreement and in consummating the transactions contemplated thereby.

SECTION 1. Representations and Warranties of the Securityholder. The Securityholder hereby represents and warrants to Discovery and covenants with Discovery as follows:

            a. The Securityholder has received and carefully reviewed a copy of the [consent solicitation document distributed to ATI securityholders] in connection with the Merger Agreement (the "Disclosure Statement") and Discovery's Annual Report on Form 10-KSB for the year ended December 31, 1997 (including without limitation the section thereof entitled "Important Considerations Regarding Forward-Looking Statements"), has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of Discovery concerning the terms and conditions of the transactions contemplated by the Merger Agreement (the "Merger") and has received any additional information regarding Discovery which the Securityholder has requested.

            b. The Securityholder's consent to the Merger was not obtained by means of any form of general solicitation or general advertising, and in connection therewith the Securityholder did not: (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

            c. The Securityholder is an accredited investor within the meaning of Rule 501 under the Securities Act of 1933, as amended (the "Securities Act"), and the Securityholder, if an entity, was not formed for the purpose of receiving the Discovery Stock. The Securityholder, either by reason of the Securityholder's business or financial experience or the business or financial experience of the Securityholder's purchaser representative (within the meaning of Rule 501 under the Securities Act ), which purchaser representative, if any, is unaffiliated with and is not compensated by Discovery or any affiliate of Discovery, directly or indirectly, has the capacity to protect the Securityholder's interests in connection with the Merger.

            d. The Securityholder recognizes that the acquisition of the securities to be distributed to the Securityholder in the Merger (the "Shares") by virtue of the Securityholder's consent to the Merger involves a high degree of risk in that (i) an investment in Discovery is highly speculative and (ii) the Securityholder could sustain the loss of the Securityholder's entire investment.

            e. The Securityholder hereby acknowledges that the issuance of the Discovery Stock to the Securityholder has not been registered under the Securities Act and is intended to be exempt from the registration requirements of Section 5 of the Securities Act pursuant to Sections 4(2) of the Securities Act and Regulation D promulgated thereunder. The Securityholder agrees that the Securityholder will not sell or otherwise transfer the Discovery Stock received by the Securityholder unless (i) such sale or transfer is registered under the Securities Act or (ii) in the opinion of counsel reasonably acceptable to Discovery, such sale or transfer is otherwise exempt from registration under the Securities Act.

            f. The Securityholder understands that Discovery is under no obligation to register the sale or other transfer of the Discovery Stock under the Securities Act or, except as provided in Section 3 below, to take any other action necessary in order to make compliance with an exemption from such registration available.

SECTION 2. Securities Act Legends; Stop Transfer Instructions. The Securityholder agrees that each certificate representing the Shares shall bear a legend substantially similar to the following:

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED ABSENT SUCH REGISTRATION UNLESS EVIDENCE SATISFACTORY TO COUNSEL FOR THE COMPANY THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE HAS BEEN DELIVERED TO THE COMPANY.

and that such certificates may also have such additional legends, if any, as may be required in order to comply with the "blue sky" laws of any jurisdiction. The Securityholder further agrees to the issuance by Discovery to its transfer agent of stop transfer instructions with respect to any sale or other transfer of the Discovery Stock by the Securityholder absent registration under the Securities Act or the establishment by the Securityholder of an exemption therefrom in accordance with this Agreement.

            3. Rule 144 Undertaking. For so long as and to the extent necessary to permit the Securityholder to sell the Discovery Stock pursuant to Rule 144 under the Securities Act, Discovery shall use reasonable efforts to file, on a timely basis, all reports and data required to be filed with the Securities and Exchange commission by Discovery pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Discovery has filed all repots required to be so filed by it during the preceding 12 months.

            4. Miscellaneous. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement constitutes the entire agreement among the parties hereto with respect to its subject matter and supersedes all prior agreements, whether written or oral, with respect to the subject matter hereof. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without regard to conflicts of law principles). All representations and warranties made herein by the Securityholder shall survive the execution and delivery of this Agreement.

                                       SECURITYHOLDER:



                                       _________________________________________
                                       Name:

                                          DISCOVERY LABORATORIES, INC.



                                    By _________________________________________
                                       Name:
                                      Title:

                                    EXHIBIT H

                                [FORM OF LOCK-UP]

                                                               ___________, 1998

Discovery Laboratories, Inc.
509 Madison Avenue, 14th Floor
New York, New York  10022

Ladies and Gentlemen:

      This letter agreement is in connection with the Agreement and Plan of Merger dated as of March 5, 1998 (the "Merger Agreement") by and among Discovery Laboratories, Inc., a Delaware corporation (the "Company"), ATI Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company ("Acquisition Sub"), and Acute Therapeutics, Inc., a Delaware corporation ("Acute") pursuant to which, subject to the terms and conditions of the Merger Agreement, the undersigned may receive securities of the Company (the "Merger Securities").

      In consideration of the foregoing and in order to induce you to consummate the merger of Acquisition Sub with and into Acute pursuant to the Merger Agreement (the "Merger"), the undersigned hereby irrevocably agrees that it will not on or before November 25, 1998, directly or indirectly, sell, offer, contract to sell, transfer the economic risk of ownership in, make any short sale, pledge or otherwise dispose of any shares of the Company's Common Stock, or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire the Company's Common Stock, in each case which are attributable to the Merger Securities, without the prior written consent of the Company.

      Notwithstanding the foregoing, if the undersigned is an individual, he or she may transfer any shares of Common Stock or securities convertible into or exchangeable or exercisable for the Company's Common Stock, in each case which are attributable to the Merger Securities, either during his or her lifetime or on death by will or intestacy to his or her immediate family or to a trust the beneficiaries of which are exclusively the undersigned and/or a member or members of his or her immediate family; provided, however, that prior to any such transfer each transferee shall execute an agreement, satisfactory to the Company, pursuant to which each transferee shall agree to receive and hold such shares of Common Stock, or securities convertible into or exchangeable or exercisable for the Common Stock, subject to the provisions hereof, and there shall be no further transfer except in accordance with the provisions hereof. For the purposes of this paragraph, "immediate family" shall mean lineal descendant, father, mother, brother or sister of the transferor.

      The undersigned understands that the agreements of the undersigned are irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns. The undersigned agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of the Company's Common Stock or other securities of the Company received by the undersigned pursuant to the Merger Agreement except in compliance with this agreement and further agrees that any stock certificates of the Company, and any other document evidencing ownership of securities of the Company, issued to the undersigned pursuant to the Merger Agreement shall bear restrictive legends prohibiting transfers except in accordance with the terms of this letter.

      This agreement shall be governed by and construed in accordance with the laws of the State of Delaware as applied to agreements entered into and performed by Delaware residents and entirely to be performed within Delaware.

                                          Very truly yours,




Dated: _______________                    __________________________
                                          Signature


                                          __________________________
                                          Printed Name and Title

                                                                         Annex B

                           DISCOVERY LABORATORIES, INC
                            1998 STOCK INCENTIVE PLAN

                                   ARTICLE ONE

                               GENERAL PROVISIONS

      I. PURPOSE OF THE PLAN

            This 1998 Stock Incentive Plan (the "Plan") is intended to promote the interests of Discovery Laboratories, Inc., a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

            The Plan shall serve as the successor to the Corporation's 1995 Stock Option Plan and 1993 Stock Option Plan (the "Predecessor Plans"), and no further option grants shall be made under the Predecessor Plans after the date on which the Plan is approved by the Corporation's stockholders (the "Stockholder Approval Date"). All options outstanding under the Predecessor Plans on the Stockholder Approval Date shall be incorporated into the Plan at that time and shall be treated as outstanding options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

            Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

      II. STRUCTURE OF THE PLAN

            A. The Plan shall be divided into three separate equity programs:

                  (i) the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,

                  (ii) the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), and

                  (iii) the Automatic Option Grant Program under which eligible non-employee board members shall automatically receive option grants at periodic intervals to purchase shares of Common Stock.

            B. The provisions of Articles One and Five shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.

      III. ADMINISTRATION OF THE PLAN

            A. The Board shall have authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders but may delegate such authority to the Primary Committee. Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons.

            B. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

            C. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant and Stock Issuance Programs under its jurisdiction or any option or stock issuance thereunder.

            D. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

      IV. ELIGIBILITY

            A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

                  (i) Employees,

                  (ii) non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

                  (iii) consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

            B. Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine,
(i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times when each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration for such shares.

            C. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

            D. Only non-employee members of the Board shall be eligible to participate in the Automatic Option Grant Program.

      V. STOCK SUBJECT TO THE PLAN

            A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock initially reserved for issuance over the term of the Plan shall not exceed 1,002,862 shares. Such authorized share reserve is comprised of (i) the number of shares which remain available for issuance, as of the Stockholder Approval Date, under the Predecessor Plans as last approved by the Corporation's stockholders, comprised of the shares subject to the outstanding options to be incorporated into the Plan as of the Stockholder Approval Date and the additional shares which would otherwise be available for future grant under the Predecessor Plans (estimated to be 398,097 shares in the aggregate as of March 1, 1998), plus (ii) an additional increase of 1,002,862 shares authorized by the Board on March 24, 1998, subject to approval by the Corporation's stockholders at the 1998 Annual Meeting.

            B. No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than 250,000 shares of Common Stock in the aggregate per calendar year, beginning with the 1998 calendar year.

            C. Shares of Common Stock subject to outstanding options (including options incorporated into this Plan from the Predecessor Plans) shall be available for subsequent issuance under the Plan to the extent those options expire or terminate for any reason prior to exercise in full. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the

Corporation, at the original issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants or direct stock issuances under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance.

            D. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances under this Plan per calendar year, (iii) the number and/or class of securities for which grants are subsequently to be made under the Automatic Option Grant Program to new and continuing non-employee Board members, (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan and (v) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the Predecessor Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                   ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM

      I. OPTION TERMS

            Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

            A. Exercise Price.

                  1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

                  2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Five and the documents evidencing the option, be payable in one or more of the forms specified below:

                  (i) cash or check made payable to the Corporation,

                  (ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or

                  (iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to
      (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

            Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

            B. Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

            C. Effect of Termination of Service.

                  1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

                  (i) Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

                  (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

                  (iii) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

                  (vi) Should the Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to remain outstanding.

                  2. The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

                  (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

                  (ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

            D. Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

            E. Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

            F. Limited Transferability of Options. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

      II. INCENTIVE OPTIONS

            The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

            A. Eligibility. Incentive Options may only be granted to Employees.

            B. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

            C. 10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five
(5) years measured from the option grant date.

      III. CORPORATE TRANSACTION/CHANGE IN CONTROL

            A. In the event of any Corporate Transaction, each outstanding option shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof), (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing on the unvested option shares at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to those option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

            B. All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent: (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

            C. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed or replaced in the Corporate Transaction.

            D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments to reflect such Corporate Transaction shall also be made to (i) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year.

            E. Notwithstanding Section III.A. of this Article Two, the Plan Administrator shall have the discretionary authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options under the Discretionary Option Grant Program upon the occurrence of a Corporate Transaction, whether or not those options are to be assumed or replaced in the Corporate Transaction. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Corporate Transaction shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full, even in the event the options are to be assumed.

            F. The Plan Administrator shall have full power and authority exercisable, either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options under the Discretionary Option Grant Program in the event the Optionee's Service terminates by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those options are assumed or replaced and do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Involuntary Termination shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full.

            G. The Plan Administrator shall have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options under the Discretionary Option Grant Program upon (i) a Change in Control or (ii) the termination of the Optionee's Service by reason of an Involuntary Termination within a designated period (not to exceed eighteen
(18) months) following the effective date of such Change in Control. Each option so accelerated shall remain exercisable for fully-vested shares until the earlier of (i) the expiration of the option term or (ii) the expiration of the one (1)-year period measured from the effective date of the Optionee's cessation of Service. In addition, the Plan Administrator may provide that one or more of the Corporation's outstanding repurchase rights with respect to shares held by the Optionee at the time of such Change in Control or Involuntary Termination shall immediately terminate, and the shares subject to those terminated repurchase rights shall accordingly vest in full.

            H. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

            I. The outstanding options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

      IV. CANCELLATION AND REGRANT OF OPTIONS

            The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option Grant Program (including outstanding options incorporated from the Predecessor
Plan) and to grant in substitution therefor new options covering the same or different number of shares of Common Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new grant date.

      V. STOCK APPRECIATION RIGHTS

            A. The Plan Administrator shall have full power and authority to grant to selected Optionees tandem stock appreciation rights and/or limited stock appreciation rights.

            B. The following terms shall govern the grant and exercise of tandem stock appreciation rights:

                  (i) One or more Optionees may be granted the right, exercisable upon such terms as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such shares.

                  (ii) No such option surrender shall be effective unless it is approved by the Plan Administrator, either at the time of the actual option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall be entitled may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                  (iii) If the surrender of an option is not approved by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (a) five (5) business days after the receipt of the rejection notice or (b) the last day on which the option is otherwise exercisable in accordance with the terms of the documents evidencing such option, but in no event may such rights be exercised more than ten (10) years after the option grant date.

            C. The following terms shall govern the grant and exercise of limited stock appreciation rights:

                  (i) One or more Section 16 Insiders may be granted limited stock appreciation rights with respect to their outstanding options.

                  (ii) Upon the occurrence of a Hostile Take-Over, each individual holding one or more options with such a limited stock appreciation right shall have the unconditional right (exercisable for a thirty (30)-day period following such Hostile Take-Over) to surrender each such option to the Corporation, to the extent the option is at the time exercisable for vested shares of Common Stock. In return for the surrendered option, the Optionee shall receive a cash distribution from the Corporation in an amount equal to the excess of (A) the Take-Over Price of the shares of Common Stock which are at the time vested under each surrendered option (or surrendered portion thereof) over (B) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the option surrender date.

                  (iii) The balance of the option (if any) shall remain outstanding and exercisable in accordance with the documents evidencing such option.

                                  ARTICLE THREE

                             STOCK ISSUANCE PROGRAM

      I. STOCK ISSUANCE TERMS

            Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

            A. Purchase Price.

                  1. The purchase price per share shall be fixed by the Plan Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the issuance date.

                  2. Subject to the provisions of Section I of Article Five, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                  (i) cash or check made payable to the Corporation, or

                  (ii) past services rendered to the Corporation (or any Parent or Subsidiary).

            B. Vesting Provisions.

                  1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives.

                  2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and
(ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

                  3. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

                  4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.

                  5. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

      II. CORPORATE TRANSACTION/CHANGE IN CONTROL

            A. All of the Corporation's outstanding repurchase rights under the Stock Issuance Program shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Corporate Transaction, except to the extent (i) those repurchase rights are to be assigned to the successor corporation (or parent thereof) in connection with such Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed in the Stock Issuance Agreement.

            B. The Plan Administrator shall have the discretion, exercisable either at the time the unvested shares are issued or at any time while the Corporation's repurchase right remains outstanding, to provide for the automatic termination of one or more of those outstanding rights and the immediate vesting of the shares of Common Stock subject to such rights upon the occurrence of a Corporate Transaction.

            C. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase rights remain outstanding under the Stock Issuance Program, to provide that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event the Participant's Service should terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Corporate Transaction in which those repurchase rights are assigned to the successor corporation (or parent thereof).

            D. The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the Corporation's repurchase rights remain outstanding under the Stock Issuance Program, to provide that those rights shall automatically terminate in whole or in part, and the shares of Common Stock subject to those terminated rights shall immediately vest upon (i) a Change in Control or (ii) the termination of the Participant's Service by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of such Change in Control.

      III. SHARE ESCROW/LEGENDS

            Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

                                  ARTICLE FOUR

                         AUTOMATIC OPTION GRANT PROGRAM

      I. OPTION TERMS

            A. Grant Dates. Option grants shall be made on the dates specified below:

                  1. Each individual who is first elected or appointed as a non-employee Board member at any time after the Plan Effective Date shall automatically be granted, on the date of such initial election or appointment, a Non-Statutory Option to purchase 20,000 shares of Common Stock, provided that individual has not previously been a director of or in the employ of the Corporation or any Parent or Subsidiary.

                  2. On the date of the 1998 Annual Meeting (the Stockholder Approval Date) and on the date of each Annual Stockholders Meeting held after such date, each individual who is to continue to serve as an Eligible Director, whether or not that individual is standing for re-election to the Board at that particular Annual Meeting, shall automatically be granted a Non-Statutory Option to purchase 10,000 shares of Common Stock, provided, with respect to each Annual Stockholders Meeting held after the 1998 Annual Meeting, such individual has served as a non-employee board member for at least six (6) months. There shall be no limit on the number of such 10,000-share option grants any one Eligible Director may receive over his or her period of Board Service, and non-employee board members who have previously been a director of or in the employ of the Corporation (or any Parent or Subsidiary) shall be eligible to receive one or more such annual option grants over their period of continued Board Service.

            B. Exercise Price.

                  1. The exercise price per share shall be equal to sixty percent (60%) of the Fair Market Value per share of Common Stock on the option grant date.

                  2. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

            C. Option Term. Each option shall have a term of ten (10) years measured from the option grant date.

            D. Exercise and Vesting of Options. Each option shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board Service prior to vesting in those shares. Each option grant shall vest, and the Corporation's repurchase right shall lapse, in a series of four (4) successive equal annual installments upon the Optionee's completion of each year of Board Service over the four (4)-year period commencing six (6) months following the option grant date, with the first such installment to vest eighteen (18) month after the option grant date.

            E. Termination of Board Service. The following provisions shall govern the exercise of any options held by the Optionee at the time the Optionee ceases to serve as a Board member:

                  (i) The Optionee (or, in the event of the Optionee's death, the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the date of such cessation of Board Service in which to exercise each such option.

                  (ii) During the twelve (12)-month post-service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares of Common Stock for which the option is exercisable at the time of the Optionee's cessation of Board Service.

                  (iii) Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to the option shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board Service, be exercised for all or any portion of those shares as fully-vested shares of Common Stock.

                  (iv) In no event shall the option remain exercisable after the expiration of the option term. Upon the expiration of the twelve
      (12)-month post-service exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board Service for any reason other than death or Permanent Disability, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

      II. CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

            A. In the event of any Corporate Transaction, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Immediately following the consummation of the Corporate Transaction, each automatic option grant shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

            B. In connection with any Change in Control, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Each such option shall remain exercisable for such fully-vested option shares until the expiration or sooner termination of the option term or the surrender of the option in connection with a Hostile Take-Over.

            C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding automatic option grants. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to each surrendered option (whether or not the Optionee is otherwise at the time vested in those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. No approval or consent of the Board or any Plan Administrator shall be required in connection with such option surrender and cash distribution.

            D. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

            E. The grant of options under the Automatic Option Grant Program shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

      III. REMAINING TERMS

            The remaining terms of each option granted under the Automatic Option Grant Program shall be the same as the terms in effect for option grants made under the Discretionary Option Grant Program.

                                  ARTICLE FIVE

                                  MISCELLANEOUS

      I. FINANCING

            The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

      II. TAX WITHHOLDING

            A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

            B. The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan (other than the options granted or the shares issued under the Automatic Option Grant Program) with the right to use shares of Common Stock in satisfaction of all or part of the Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

                  Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

                  Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

      III. EFFECTIVE DATE AND TERM OF THE PLAN

            A. The Plan shall become effective immediately upon the Plan Effective Date. Options may be granted under the Discretionary Option Grant or Automatic Option Grant Program at any time on or after the Plan Effective Date. However, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Stockholder Approval Date. If the Stockholder Approval Date does not occur within twelve (12) months after the Plan Effective Date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.

            B. One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Corporate Transactions and Changes in Control, may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plan on the Stockholder Approval Date which do not otherwise contain such provisions.

            C. The Plan shall terminate upon the earliest of (i) March 24, 2008
(ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a Corporate Transaction. Upon such plan termination, all outstanding option grants and unvested stock issuances shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

      IV. AMENDMENT OF THE PLAN

            A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

            B. Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Programs and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

      V. USE OF PROCEEDS

            Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

      VI. REGULATORY APPROVALS

            A. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

            B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

      VII. NO EMPLOYMENT/SERVICE RIGHTS

            Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service or Board Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service or Board Service at any time for any reason, with or without cause.

                                    APPENDIX

            The following definitions shall be in effect under the Plan:

      A. Automatic Option Grant Program shall mean the automatic option grant program in effect under the Plan.

      B. Board shall mean the Corporation's Board of Directors.

      C. Board Service shall mean the performance of services for the Corporation by a person in the capacity of a non-employee member of the board of directors.

      D. Change in Control shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

                  (i) the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, or

                  (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

      E. Code shall mean the Internal Revenue Code of 1986, as amended.

      F. Common Stock shall mean the Corporation's common stock.

      G. Corporate Transaction shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

                  (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                  (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

      H. Corporation shall mean Discovery Laboratories, Inc., a Delaware corporation, and its successors.

      I. Discretionary Option Grant Program shall mean the discretionary option grant program in effect under the Plan.

      J. Eligible Director shall mean a non-employee Board member who is not a 10% Stockholder.

      K. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

      L. Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

      M. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                  (i) If the Common Stock is at the time traded on the Nasdaq SmallCap Market or Nasdaq National Market, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question, as such price is reported on such market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                  (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be deemed equal to the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

      N. Hostile Take-Over shall mean the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

      O. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

      P. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

                  (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

                  (ii) Optionee's voluntary resignation following (A) a change in Optionee's position with the Corporation (or Parent or Subsidiary employing Optionee) which materially reduces Optionee's duties and responsibilities or the level of management to which Optionee reports, (B) a reduction in Optionee's level of compensation (including base salary, fringe benefits and target bonus under any corporate performance-based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of Optionee's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without Optionee's consent.

      Q. Misconduct shall mean, unless otherwise determined by the Plan Administrator and recorded in the agreements evidencing the option grant or stock issuance, the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

      R. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

      S. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

      T. Optionee shall mean any person to whom an option is granted under the Discretionary Option Grant or Automatic Option Grant Program.


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      U. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      V. Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

      W. Permanent Disability or Permanently Disabled shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for purposes of the Automatic Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

      X. Plan shall mean the Corporation's 1998 Stock Incentive Plan, as set forth in this document.

      Y. Plan Administrator shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

      Z. Plan Effective Date shall mean March 24, 1998, the date on which the Plan was adopted by the Board.

      AA. Predecessor Plans shall mean the Corporation's 1995 Stock Option Plan and 1993 Stock Option Plan as in effect immediately prior to the Plan Effective Date hereunder.

      BB. Primary Committee shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.

      CC. Secondary Committee shall mean a committee of one (1) or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

      DD. Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.


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

      EE. Service shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance

      FF. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

      GG. Stockholder Approval Date shall mean the date on which the Plan is approved by the Corporation's stockholders.

      HH. Stock Issuance Agreement shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program.

      II. Stock Issuance Program shall mean the stock issuance program in effect under the Plan.

      JJ. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      KK. Take-Over Price shall mean the greater of (i) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

      LL. Taxes shall mean the Federal, state and local income and employment tax liabilities incurred by the holder of Non-Statutory Options or unvested shares of Common Stock in connection with the exercise of those options or the vesting of those shares.

      MM. 10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).


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